Exhibit 10.6

Execution Copy

MASTER TRANSACTION AGREEMENT

by and among

AMERICAN HOME ASSURANCE COMPANY

CHARTIS CASUALTY COMPANY
(f/k/a American International South Insurance Company)

CHARTIS PROPERTY CASUALTY COMPANY
(f/k/a AIG Casualty Company)

COMMERCE AND INDUSTRY INSURANCE COMPANY

GRANITE STATE INSURANCE COMPANY

ILLINOIS NATIONAL INSURANCE CO.

NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

NEW HAMPSHIRE INSURANCE COMPANY

THE INSURANCE COMPANY OF THE STATE OF PENNSYLVANIA

CHARTIS SELECT INSURANCE COMPANY
(f/k/a AIG Excess Liability Insurance Company Ltd.)

CHARTIS SPECIALTY INSURANCE COMPANY
(f/k/a American International Specialty Lines Insurance Company)

LANDMARK INSURANCE COMPANY

LEXINGTON INSURANCE COMPANY

AIU INSURANCE COMPANY

AMERICAN INTERNATIONAL REINSURANCE COMPANY, LTD.

and

AMERICAN HOME ASSURANCE COMPANY

NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

NEW HAMPSHIRE INSURANCE COMPANY

CHARTIS OVERSEAS LIMITED

acting as members of the Chartis Overseas
Association as respects business written or
assumed by or from affiliated companies of
Chartis Inc.

(collectively, “Reinsureds,” as further defined herein)

EAGLESTONE REINSURANCE COMPANY

and

NATIONAL INDEMNITY COMPANY

Dated as of April 19, 2011

		Page

ARTICLE I

DEFINITIONS

1.1	Definitions	2

ARTICLE II

TRANSACTIONS TO BE EFFECTUATED AT CLOSING

2.1	Place and Date of Closing	6
2.2	Loss Portfolio Transfer	7
2.3	Reconciliation	7
2.4	Additional Deliveries on or Prior to Closing	9

ARTICLE III

REPRESENTATIONS, WARRANTIES, AND INVESTIGATION

3.1	Representations and Warranties	9
3.2	No Other Representations or Warranties	10
3.3	Exclusive Remedy	11

ARTICLE IV

ADDITIONAL AGREEMENTS OF REINSUREDS, EAGLESTONE AND NICO

4.1	Conduct of Business	11
4.2	Expenses	12
4.3	Access; Certain Communications	13
4.4	Commercially Reasonable Efforts; Governmental Consents	13
4.5	Further Assurances	14
4.6	Notification of Certain Matters	14
4.7	Transfer and Maintenance of Books and Records	14
4.8	Cooperation after Closing	15
4.9	Confidentiality	15
4.10	Waiver of Duty of Utmost Good Faith	16

ARTICLE V

CONDITIONS PRECEDENT TO THE OBLIGATION OF NICO TO CLOSE

5.1	Covenants	16
5.2	Ancillary Agreements	16
5.3	Secretary’s Certificates	16
5.4	Governmental Approvals and Consents	17
5.5	Injunction and Litigation	17

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5.6	Frustration of Closing Conditions	17

ARTICLE VI

CONDITIONS PRECEDENT TO THE OBLIGATION OF REINSUREDS AND EAGLESTONE TO CLOSE

6.1	Covenants	17
6.2	Ancillary Agreements	17
6.3	Secretary’s Certificates	17
6.4	Governmental Approvals and Consents	18
6.5	Certain Facilities	18
6.6	Injunction and Litigation	18
6.7	Rating of NICO	18
6.8	Frustration of Closing Conditions	18

ARTICLE VII

TERMINATION

7.1	Termination of Agreement	19
7.2	Effect of Termination	19

ARTICLE VIII

DISPUTE RESOLUTION

8.1	Framework for Dispute Resolution	20
8.2	Negotiation Amongst the Parties	20
8.3	Obligation to Arbitrate	20
8.4	Arbitration Procedure	21
8.5	Judicial Proceedings	21
8.6	Limitation of Remedy	21

ARTICLE IX

MISCELLANEOUS PROVISIONS

9.1	Notices	22
9.2	Entire Agreement	23
9.3	Waiver and Amendment	23
9.4	Successors and Assigns	24
9.5	Headings	24
9.6	Construction; Interpretation	24
9.7	Governing Law and Jurisdiction	24
9.8	No Third Party Beneficiaries	24
9.9	Counterparts	25
9.10	Severability	25
9.11	Incontestability	25
9.12	Set-Off	25
9.13	Currency	26

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9.14	Lead Representative of the Reinsureds	26

ARTICLE X

ASSIGNMENT OF INCLUDED REINSURANCE RECOVERABLES UPON CMA DEFAULT

10.1	Assignment Upon CMA Default	26
10.2	Effect of Assignment	26
10.3	Reassignment Upon Exhaustion of Retro Limit	27
10.4	Only Judicial Proceedings to Enforce Capital Maintenance Agreement	27

LIST OF EXHIBITS

Exhibit A	Form of Administrative Services Agreement
Exhibit B	Form of Collateral Trust Agreement
Exhibit C	Form of LPT Reinsurance Agreement
Exhibit D	Form of LPT Retrocession Agreement
Exhibit E	Form of Parental Guarantee Agreement
Exhibit F	Form of Capital Maintenance Agreement
Exhibit G	Form of Reconciliation Statement (Schedule 2.3)
Exhibit H	Form of Transition Services Agreement

LIST OF SCHEDULES

Schedule 2.3	Reconciliation Statement Calculations
Schedule 3.1(b)	Certain Transactions Since Inception
Schedule 3.1(c)	Information Provided
Schedule 3.1(c)-1	Certain Individuals

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MASTER TRANSACTION AGREEMENT

THIS MASTER TRANSACTION AGREEMENT, dated as of April 19, 2011 (this “Agreement”), has been made and entered into by and among the Reinsureds, as defined herein, Eaglestone Reinsurance Company, a Pennsylvania property and casualty insurance company (“Eaglestone”), and National Indemnity Company, a Nebraska property and casualty insurance company (“NICO”).

WITNESSETH:

WHEREAS, pursuant the terms and conditions of this Agreement, the Reinsureds party hereto, Eaglestone, and NICO desire to enter into loss portfolio reinsurance transactions, pursuant to which Reinsureds will amend and restate their cession of certain Subject Asbestos Liabilities and certain other liabilities to Eaglestone and Eaglestone will retrocede 100% of the Subject Asbestos Liabilities to NICO;

WHEREAS, the cession by Reinsureds to Eaglestone will be effected by and pursuant to the terms and conditions of an Amended and Restated Loss Portfolio Transfer Reinsurance Agreement (as amended, modified, supplemented and in effect from time to time, the “LPT Reinsurance Agreement”) among Reinsureds and Eaglestone, substantially in the form annexed hereto as Exhibit C;

WHEREAS, the retrocession by Eaglestone to NICO will be effected by and pursuant to the terms and conditions of a Loss Portfolio Transfer Retrocession Agreement (as amended, modified, supplemented and in effect from time to time, the “LPT Retrocession Agreement”) between Eaglestone and NICO, substantially in the form annexed hereto as Exhibit D;

WHEREAS, in connection with entry into the LPT Retrocession Agreement, Reinsureds desire that NICO perform certain administrative functions on their behalf from and after the Closing Date with respect to the Subject Asbestos Liabilities, and the Parties hereto have agreed to enter into an Administrative Services Agreement (as amended, modified, supplemented and in effect from time to time, the “Administrative Services Agreement”), substantially in the form annexed hereto as Exhibit A, and a related Transition Services Agreement (as amended, modified, supplemented and in effect from time to time, the “Transition Services Agreement”), substantially in the form annexed hereto as Exhibit H;

WHEREAS, in connection with entry into the LPT Retrocession Agreement, Eaglestone, National Union, NICO and the Trustee have agreed to enter into a Collateral Trust Agreement (as amended, modified, supplemented and in effect from time to time, the “Collateral Trust Agreement”), substantially in the form annexed hereto as Exhibit B, pursuant to which NICO will establish a grantor trust to secure NICO’s obligations under the LPT Retrocession Agreement;

WHEREAS, Reinsureds, Eaglestone, and Berkshire Hathaway Inc., a Delaware corporation (“Berkshire”) have agreed to enter into a parental guarantee agreement (as amended, modified, supplemented and in effect from time to time, the “Parental Guarantee Agreement”), substantially in the form annexed hereto as Exhibit E, pursuant to which Berkshire shall guarantee to Eaglestone and Reinsureds the payment or performance of certain obligations of NICO under the Ancillary Agreements;

WHEREAS, the Parties hereto intend that National Union, as agent for the Reinsureds and on its own behalf, have the right to receive directly from NICO amounts payable under the LPT Retrocession Agreement in the event of the insolvency of Eaglestone; and

WHEREAS, Reinsureds, Eaglestone and NICO, or their respective Affiliates, shall execute and deliver such other agreements, instruments and documents as are described herein;

NOW, THEREFORE, in consideration of the foregoing, the representations, warranties, covenants and agreements set forth herein, and other good and valuable consideration, the adequacy and receipt of which are hereby acknowledged, and intending to be legally bound hereby, the Reinsureds party hereto, Eaglestone, and NICO (each individually, a “Party” and collectively, the “Parties”) hereby agree as follows:

ARTICLE I

DEFINITIONS

1.1                               Definitions.

The following terms shall have the respective meanings set forth below throughout this Agreement:

“Actually Paid” shall have the meaning provided in the LPT Retrocession Agreement.

“Administrative Services Agreement” shall have the meaning provided in the recitals to this Agreement.

“Affiliate” means, as to any Person, a Person that controls, is controlled by, or is under common control with such other Person.  For the avoidance of doubt, neither the United States Treasury nor the Federal Reserve Bank of New York is an Affiliate of Reinsureds or of Eaglestone.

“Aggregate Net Payments” means (i) the amount set forth on the Initial Reconciliation Statement, the Preliminary Reconciliation Statement or the Final Reconciliation Statement, as applicable, on the line item described as “Amount Due to Collateral Trust” and (ii) the amount set forth on the Initial Reconciliation Statement, the Preliminary Reconciliation Statement or the Final Reconciliation Statement, as applicable, on the line item described as “Amount Due to Eaglestone.”

“Agreement” shall have the meaning provided in preamble to this Agreement.

“AIG” means American International Group, Inc., a Delaware corporation and the ultimate parent of Reinsureds and Eaglestone.

“Ancillary Agreements” means each of the agreements the forms of which are Exhibits A through H attached hereto and each of the agreements, exhibits, annexes, schedules and other attachments thereto; provided, however, that for purposes of Article IX, the Parental Guarantee Agreement shall not be deemed to be an Ancillary Agreement for all purposes under such Sections and Articles.

“Applicable Interest Rate” shall mean 4.25% per annum

“Applicable Law” means any domestic or foreign, federal, state or local statute, law, ordinance or code, or any written rules, regulations or administrative or judicial interpretations or

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policies issued by any Governmental Authority pursuant to any of the foregoing, in each case applicable to any Party, and any Order, writ, injunction, directive, judgment or decree of a court of competent jurisdiction applicable to the Parties as generally applicable.

“Asbestos Claim” shall have the meaning provided in the LPT Retrocession Agreement.

“Berkshire” shall have the meaning provided in recitals to this Agreement and includes successors and permitted assigns.

“Books and Records” shall have the meaning provided in the Administrative Services Agreement.

“Burdensome Condition” shall have the meaning set forth in Section 4.4(d).

“Business Day” means any day other than a Saturday, Sunday or a day on which commercial banks in New York City, New York are required or authorized by law to be closed.

“Capital Maintenance Agreement” means the Capital Maintenance Agreement between American International Group, Inc. and Eaglestone Reinsurance Company in substantially the form annexed hereto as Exhibit F.

“Chartis Parties” shall have the meaning set forth in Section 9.12(c).

“Closing Date” shall have the meaning set forth in Section 2.1.

“Closing” shall have the meaning set forth in Section 2.1.

“CMA Default” means any failure of AIG to provide the funding required under the Capital Maintenance Agreement that existed throughout, and is continuing following expiration of, the thirty-day period specified in Paragraph 7(b) of the Capital Maintenance Agreement.

“CMA Default Effective Date” means the third Business Day after the occurrence of a CMA Default.

“Collateral Trust Account” means the trust account established pursuant to the Collateral Trust Agreement.

“Collateral Trust Agreement” shall have the meaning set forth in the recitals to this Agreement.

“Confidential Information” shall have the meaning set forth in Section 4.9(c).

“Designated Court” shall have the meaning set forth in Section 8.5.

“Disclosing Party” shall have the meaning set forth in Section 4.9(a).

“Dispute” shall have the meaning set forth in Section 8.1.

“Dollars” or “$” means United States dollars.

“Eaglestone” shall have the meaning provided in preamble to this Agreement and includes successors and permitted assigns.

“Encumbrance” means any pledge, security interest, mortgage, lien, attachment, right of first refusal, or option, including any restriction on receipt of income or exercise of any other attribute of ownership, except such restrictions as may be contained in any Applicable Law.

“End Date” shall have the meaning set forth in Section 7.1(d).

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“Extra-Contractual Obligations” shall have the meaning provided in the LPT Retrocession Agreement.

“Final and Binding” shall have the meaning set forth in Section 2.3(g).

“Final Net Payments” shall have the meaning set forth in Section 2.3(h).

“Final Order” means (a) an order or award of an arbitration panel that is by its terms final and as to which the time to petition for review has expired or (b) an order or judgment of a court of competent jurisdiction (including without limitation an order of the Designated Court with respect to an arbitration award) that is by its terms final and is no longer subject to appeal, either as of right or discretionary.

“Final Reconciliation Statement” shall have the meaning set forth in Section 2.3(d).

“Governmental Authority” means any government, political subdivision, court, board, commission, regulatory or administrative agency or other instrumentality thereof, whether federal, state, provincial, local or foreign and including any regulatory authority which may be partly or wholly autonomous.

“Inception” means 12:01 A.M. Eastern Standard Time on January 1, 2011.

“Included Reinsurance Recoverables” shall have the meaning provided in the LPT Retrocession Agreement.

“Independent Accountant” shall have the meaning set forth in Section 2.3(e).

“Initial Net Payments” shall have the meaning set forth in Section 2.3(b).

“Initial Reconciliation Statement” shall have the meaning set forth in Section 2.3(b).

“IRR Assignment” shall have the meaning set forth in Section 10.1.

“IRR Reassignment” shall have the meaning provided in Section 10.3.

“Lead Representative” of a Party is the Representative of the Party designated from time to time to act as the Party’s coordinator vis-à-vis the other Parties with respect to the transactions contemplated hereby.  National Union shall be the Lead Representative of the Reinsureds.

“LPT Reinsurance Agreement” shall have the meaning provided in the recitals to this Agreement.

“LPT Retrocession Agreement” shall have the meaning provided in the recitals to this Agreement.

“National Union” means National Union Fire Insurance Company of Pittsburgh, Pa. and includes successors and permitted assigns.

“NICO Subject Business” shall have the meaning provided in the LPT Retrocession Agreement.

“NICO” shall have the meaning set forth in the preamble to this Agreement.  The term “NICO” as used herein shall include any predecessor or successor of such company, including by reason of sale of assets, merger, continuation, consolidation or otherwise.

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“Order” means any order, writ, judgment, injunction, decree, stipulation, determination or award entered by or with any Governmental Authority.

“Other Recoverables” has the meaning provided in the LPT Retrocession Agreement.

“Other Recoveries” shall have the meaning provided in the LPT Reinsurance Agreement.

“Own Expense” has the meaning provided in the LPT Retrocession Agreement.

“Parental Guarantee Agreement” shall have the meaning provided in the recitals to this Agreement.

“Party” or “Parties” shall have the meaning provided in the recitals to this Agreement.

“Permit” means any material license, permit, order, approval, consent, registration, membership, authorization or qualification under any Applicable Law or with any Governmental Authority or under any industry or non-governmental self-regulatory organization.

“Person” means any natural person, corporation, partnership, limited liability company, trust, joint venture or other entity, including a Governmental Authority.

“Preliminary Reconciliation Statement” shall have the meaning set forth in Section 2.3(c).

“Receiving Party” shall have the meaning set forth in Section 4.9(a).

“Reinsureds” shall have the meaning provided in the LPT Retrocession Agreement and is subject to supplementation as set forth therein, provided that any Reinsured added by such supplementation shall execute an addendum to this Agreement acknowledging that it is bound hereby.

“Reinsurer” shall have the meaning provided in the LPT Retrocession Agreement.

“Representatives” means, with respect to any Person, such Person’s officers, directors, employees, members, partners, managing directors or members, agents, advisors and other representatives.

“Retro Limit” shall have the meaning provided in the LPT Retrocession Agreement.

“Subject Asbestos Liabilities” shall have the meaning provided in the LPT Retrocession Agreement.

“Subject Business” shall have the meaning provided in the LPT Reinsurance Agreement.

“Subject Claim” shall have the meaning provided in the Administrative Services Agreement.

“Subsidiary” means, when used with respect to any Person, any corporation, limited liability company, partnership, association, trust or other entity of which securities or other ownership interests representing more than 50% of the equity or more than 50% of the ordinary voting power (or, in the case of a partnership, more than 50% of the general partnership interests) are, as of such date, owned by such Person or one or more Subsidiaries of such Person or by such Person and one or more Subsidiaries of such Person.

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“Tax Authority” means, with respect to any Tax, any government or political subdivision thereof that imposes such Tax, and any agency charged with the collection, assessment, determination or administration of such Tax for such government or subdivision.

“Tax Return” means any return, report, declaration, claim for refund, certificate, bill, or other return or statement, including any schedule or attachment thereto, and any amendment thereof, filed or required to be filed with any Tax Authority in connection with the determination, assessment or collection of any Tax.

“Tax” means any and all federal, state, foreign or local income, gross receipts, premium, capital stock, franchise, profits, withholding, social security, unemployment, disability, real property, ad valorem/personal property, stamp, excise, occupation, sales, use, transfer, value added, alternative minimum, estimated or other tax, fee, duty, levy, custom, tariff, impost, assessment, obligation or charge of the same or of a similar nature to any of the foregoing, including any interest, penalty or addition thereto.

“Termination Date” shall have the meaning provided in the LPT Retrocession Agreement.

“Third Party Reinsurance Agreements” shall have the meaning provided in the LPT Retrocession Agreement.

“Third Party Reinsurance Recoverables” shall have the meaning provided in the LPT Retrocession Agreement.

“Third Party Reinsurers” shall mean the reinsurers under the Third Party Reinsurance Agreements.

“Transition Services Agreement” shall have the meaning set forth in the Recitals.

“Trustee” means the trustee named in the Collateral Trust Agreement and any successor trustee appointed as such pursuant to the terms of such Collateral Trust Agreement.

“Ultimate Net Loss” shall have the meaning provided in the LPT Retrocession Agreement.

ARTICLE II

TRANSACTIONS TO BE EFFECTUATED AT CLOSING

2.1                               Place and Date of Closing.

Unless otherwise agreed to by the Parties hereto, the closing (the “Closing”) of the transactions contemplated under this Agreement and the Ancillary Agreements will take place in the offices of Cahill Gordon & Reindel LLP, 80 Pine Street, New York 10005, at 10:00 a.m., Eastern Time, on the third Business Day after the date upon which each of the conditions set forth in Articles V and VI are satisfied or waived by the Party or Parties entitled to waive the same (other than those conditions that by their nature are to be satisfied at the Closing, but subject to the satisfaction or waiver of those conditions at such time).  Notwithstanding the foregoing, the Closing may occur at such other place, at such other time or on such other date as Reinsureds and NICO may mutually agree.  The day on which the Closing takes place is referred to herein as the “Closing Date.”  The Closing shall be deemed for all purposes to have occurred at 12:01 a.m., Eastern Time, on the Closing Date.

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2.2                               Loss Portfolio Transfer.

Subject to the satisfaction or waiver of all of the conditions to Closing set forth in Articles V and VI, and subject to the terms and conditions set forth in this Agreement, the LPT Reinsurance Agreement and the LPT Retrocession Agreement, at the Closing:

(a)           Reinsureds and Eaglestone shall enter into the LPT Reinsurance Agreement, and Reinsureds shall make, or shall have made, payment to Eaglestone in the amount set forth in Section 3.2(a) thereof and in the manner specified in Section 3.2(c) thereof.

(b)           Eaglestone and NICO shall enter into the LPT Retrocession Agreement, and Eaglestone shall cause payment to be made to NICO in the amount set forth in Section 3.3(a) thereof and in the manner specified in Section 3.3(b) thereof.

(c)           NICO shall transfer and assign to the Collateral Trust Account, assets in the amount and pursuant to the terms set forth in Section 7.2 of the LPT Retrocession Agreement and in accordance with the terms of the Collateral Trust Agreement.

2.3                               Reconciliation.

(a)           The Parties understand and agree that it is in their mutual interests to agree to a mechanism for reconciling the balances due and owing between them as of the Closing Date, as set forth in Section 3.2 of the LPT Reinsurance Agreement and Section 3.3 of the LPT Retrocession Agreement.  The Parties shall follow the protocol set forth in Sections 2.3(b) through 2.3(i) in fully and finally reconciling amounts of these balances.

(b)           Reinsureds shall, at least five (5) Business Days prior to the Closing Date, provide to NICO an estimated reconciliation statement as of the month ending prior to the Closing Date in the form attached hereto as Exhibit G (the “Initial Reconciliation Statement”), which shall be calculated in the manner set forth on Schedule 2.3 attached hereto and which shall be broken down by calendar quarter.  The Initial Reconciliation Statement shall set forth the Aggregate Net Payments due to NICO and to Eaglestone (the “Initial Net Payments”), which amount due to Eaglestone shall on or prior to the Closing Date be deposited directly by Reinsureds on behalf of Eaglestone into the account that shall have been specified in writing by Eaglestone at least five (5) Business Days prior to the Closing Date, after which such amount due to NICO shall be deposited directly by Eaglestone on behalf of NICO into the Collateral Trust Account on the Closing Date.

(c)           Reinsureds shall, within forty-five (45) calendar days following the Closing Date, provide to NICO a preliminary reconciliation statement in the same form as the Initial Reconciliation Statement (the “Preliminary Reconciliation Statement”), which shall be calculated as of the Closing Date and in the manner set forth on Schedule 2.3 attached hereto, setting forth the Aggregate Net Payments as of the Closing Date.

(d)           After the receipt by NICO of the Preliminary Reconciliation Statement and until such time as the Final Reconciliation Statement is completed, NICO and its authorized Representatives shall have, upon prior written notice, reasonable access during normal business hours to the working papers of Reinsureds relating to the Preliminary Reconciliation Statement and the calculations set forth thereon. NICO shall have the right to review the Preliminary Reconciliation Statement and comment thereon for a period of thirty (30) Business Days after receipt thereof.  Any changes in the Preliminary Reconciliation Statement that are agreed to by the Parties within such thirty (30) Business Day review period shall be incorporated into a final reconciliation

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statement (the “Final Reconciliation Statement”), as of the Closing Date.  In the event NICO does not dispute the Preliminary Reconciliation Statement within such thirty (30) Business Day review period, the Preliminary Reconciliation Statement shall be deemed the Final Reconciliation Statement.

(e)           In the event that the Parties are unable to agree on the manner in which any item or items should be treated in the Preliminary Reconciliation Statement within such thirty (30) Business Day review period, each of the Parties shall prepare separate written reports of such item or items remaining in dispute and refer such reports to PriceWaterhouseCoopers (or if PriceWaterhouseCoopers is unavailable, to another nationally recognized independent accounting or actuarial firm that is neutral and impartial as may be agreed by the parties) (the “Independent Accountant”) within ten (10) calendar days after the expiration of such thirty (30) Business Day review period; provided, however, that NICO shall have the right to dispute the determination of any such item or items only on the basis of, and to the extent it claims that, in determining such item (i) it was not calculated in the manner set forth on Schedule 2.3 for the calculation of the Aggregate Net Payment or (ii) there were mathematical errors in the calculation of such item; provided, further, that any portion of any amount payable to NICO or to Reinsureds pursuant to Section 2.3(h) that can be calculated from amounts that are not in dispute will be paid within ten (10) calendar days after such written reports are required to be submitted to the Independent Accountant.

(f)            The Independent Accountant shall determine within thirty (30) calendar days the manner in which such item or items shall be treated in the Final Reconciliation Statement; provided, however, that the dollar amount of each item in dispute shall be determined within the range of dollar amounts proposed by NICO, on the one hand, and Reinsureds, on the other hand.  The Parties acknowledge and agree that (i) the review by and determinations of the Independent Accountant shall be limited to, and only to, the item or items contained in the reports prepared and submitted to the Independent Accountant by the Parties, and (ii) the determinations by the Independent Accountant shall be based solely on the criteria set forth in the proviso in the first sentence of this Section 2.3(f).

(g)           The determinations by the Independent Accountant as to the items in dispute shall be in writing and shall be Final and Binding on the parties and shall be reflected in the Final Reconciliation Statement.  For purposes of this Section 2.3(g), “Final and Binding” means that the determinations made pursuant to this Section 2.3, including the determinations, if any, made by the Independent Accountant shall have the same preclusive effect for all purposes as if such determinations had been embodied in a final judgment, no longer subject to appeal, entered by a court of competent jurisdiction, and each Party may petition the Designated Court to reduce such decision to judgment.  The fees, costs and expenses of retaining the Independent Accountant shall be allocated by the Independent Accountant between the Parties in accordance with the Independent Accountant’s judgment as to the relative merits of the respective Parties’ proposals in respect of the disputed items.  Within five (5) Business Days following the resolution of all disputed items, Reinsureds shall prepare the Final Reconciliation Statement and shall deliver copies thereof to NICO.

(h)           In the event that (i) the Aggregate Net Payment due to NICO or to Eaglestone, as the case may be, as determined in the Final Reconciliation Statement (the “Final Net Payments”) exceeds the Initial Net Payment to NICO or to Eaglestone, then Reinsureds shall pay to NICO or to Eaglestone, as applicable, cash in Dollars in an amount equal to such difference, less

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any portion of such difference previously paid to NICO or to Eaglestone, as applicable, pursuant to Section 2.3(e), within ten (10) calendar days after the Final Reconciliation Statement has been determined, plus interest on such amount from and including the Closing Date up to but not including the date of payment accrued at the Applicable Interest Rate, or (ii) the Final Net Payments to NICO or to Eaglestone, as applicable, is less than the Initial Net Payments to NICO or to Eaglestone, as applicable, then NICO or Eaglestone, as applicable, shall return to Reinsureds cash in Dollars in an amount equal to such difference, less any portion of such difference previously paid to Reinsureds pursuant to Section 2.3(e), within ten (10) calendar days after the Final Reconciliation Statement has been determined, plus interest on such amount from and including the Closing Date up to but not including the date of payment accrued at the Applicable Interest Rate.

(i)            All cash required to be transferred from Reinsureds to NICO pursuant to Section 2.3 shall be by wire transfer of immediately available funds to the Collateral Trust Account and all cash required to be transferred from NICO to Reinsureds pursuant to Section 2.3 shall be by wire transfer of immediately available funds withdrawn from the Collateral Trust Account to one or more bank accounts specified in writing by Reinsureds, in each case free and clear of all Encumbrances.  All transfers of funds pursuant to this Section 2.3 shall be accounted for consistently with Section 13.1 of the Administrative Services Agreement.

2.4                               Additional Deliveries on or Prior to Closing.

Reinsureds, Eaglestone and NICO shall, and shall cause their applicable Affiliates to, enter into and deliver to each other Party, on or prior to the Closing Date:

(i)                                     LPT Reinsurance Agreement;

(ii)                                  LPT Retrocession Agreement;

(iii)                               Administrative Services Agreement;

(iv)                              Collateral Trust Agreement;

(v)                                 Parental Guarantee Agreement;

(vi)                              Capital Maintenance Agreement;

(vii)                           Transition Services Agreement;

(viii)                        such other agreements, instruments and documents as are required under this Agreement or the Ancillary Agreements to be executed and delivered by Reinsureds, Eaglestone, NICO and any respective Affiliates of Reinsureds, Eaglestone and NICO.

ARTICLE III

REPRESENTATIONS, WARRANTIES, AND INVESTIGATION

3.1                               Representations and Warranties.

Reinsureds and Eaglestone hereby represent and warrant to NICO that as of the date hereof:

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(a)           Redomestication of Eaglestone.

Eaglestone has been redomesticated to Pennsylvania.

(b)           Transactions Since Inception.

(i)                                     Except as set forth in Schedule 3.1(b) hereto, Reinsureds have not since January 1, 2011, to and including the date hereof, entered into (a) any settlements of claims within the Subject Asbestos Liabilities for an amount in excess of $1 million as against any one claimant, exclusive of loss adjustment expenses, or (b) any commutation of any ceded reinsurance contract affecting the Subject Asbestos Liabilities.

(ii)                                  Reinsureds warrant that between the date hereof and the Closing Date they will provide notice to Eaglestone and NICO in writing in advance of finalizing any commutation of any ceded reinsurance contract affecting the Subject Asbestos Liabilities and that they will not effect any such commutation without the prior consent of Eaglestone and NICO in their sole discretion;

(iii)                               Reinsureds warrant that between the date hereof and the Closing Date they will provide notice to Eaglestone and NICO in writing in advance of finalizing any settlement of claims within the Subject Asbestos Liabilities for an amount in excess of $1 million as against any one claimant, exclusive of loss adjustment expenses and that they will not effect any such settlement without the prior consent of Eaglestone and NICO, which consent shall not be unreasonably withheld, conditioned, or delayed, provided, however, that each of Eaglestone and NICO shall be deemed to have consented unless it provides written objections the Reinsureds no later than seven days after its receipt of the notice provided for herein;

(c)           Disclosed Information.

Reinsureds and Eaglestone have provided to NICO the information listed on Schedule 3.1(c).  Reinsureds and Eaglestone acknowledge that such information was material to NICO in agreeing to enter into this Agreement and the Ancillary Agreements.  Except as set forth in Schedule 3.1(c), to the knowledge of the Persons identified on Schedule 3.1(c)-1 hereto, after reasonable inquiry, no item so provided is inaccurate or incomplete in any material respect as to the matters set forth therein.

3.2                               No Other Representations or Warranties.

(a)           Notwithstanding anything contained in this Agreement or any Ancillary Agreement to the contrary,

(i)                                     none of any Reinsured, any Person on behalf of any Reinsured or Eaglestone has made or is making any representation or warranty whatsoever, express or implied, beyond those expressly made by Reinsureds or Eaglestone in Section 3.1 hereof;

(ii)                                  NICO has not been induced by, or relied upon, any representations, warranties, or statements (written or oral), whether express or implied,

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made by any Person, that are not expressly set forth in Section 3.1; and

(iii)                               except with respect to the express representation in Section 3.1(c), NICO acknowledges that it is entering into the transactions contemplated hereby notwithstanding the existence and/or substance of any information not disclosed to it by Reinsureds and/or Eaglestone.

(b)           Without limiting the generality of the foregoing, NICO acknowledges that

(i)                                     no representations or warranties are made with respect to any projections, forecasts, estimates, budgets or claim or reserve information that has or may have been made available to NICO, its Affiliates or any of their respective Representatives;

(ii)                                  no representations or warranties are made with respect to any other information or documents made available to NICO or any of its Affiliates or Representatives except, in the case of this clause (ii) only, as expressly covered by a representation or warranty contained in Section 3.1; and

(iii)                               NICO has conducted its own independent review and analysis of the Subject Asbestos Liabilities.

3.3                               Exclusive Remedy.

The exclusive remedy for misrepresentation (including without limitation knowing and intentional misrepresentation) or breach of warranty with respect to Section 3.1 hereof is a claim for damages to be brought in an arbitration proceeding pursuant to Article VIII hereof.  Any such proceeding shall be commenced no later than three years following the Closing Date.  In any such proceeding the arbitrators may not award rescission or damages or reformation in lieu thereof but shall be limited to awarding damages proximately caused by the misrepresentation or breach of warranty, as measured by the economic difference, as to the specific item referenced, between the value to the transaction of the item as represented and the value to the transaction of the item under the actual facts.

ARTICLE IV

ADDITIONAL AGREEMENTS OF REINSUREDS, EAGLESTONE AND NICO

4.1                               Conduct of Business.

Except as (a) consented to in writing by NICO (which consent shall not be unreasonably withheld, delayed or conditioned), (b) contemplated in this Agreement or the Ancillary Agreements or (c) required by any Order or Applicable Law, during the period from the date hereof through the earlier of the Closing Date or the termination of this Agreement, each of Reinsureds and Eaglestone:

(i)                                     shall not commute any Third Party Reinsurance Agreement providing reinsurance coverage for the Subject Asbestos Liabilities;

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(ii)                                  shall not settle any Subject Claim for an amount in excess of five million dollars ($5,000,000) (net of any Third Party Reinsurance Recoverables or Other Recoveries that are reasonably expected by Reinsureds to be collectible);

(iii)                               shall not compromise any Subject Claim for an amount in excess of five million dollars ($5,000,000) on any Third Party Reinsurance Recoverables or Other Recoveries inuring to the benefit of NICO;

(iv)                              shall conduct the NICO Subject Business insofar as it relates to the Subject Asbestos Liabilities in the ordinary course consistent with past practice;

(v)                                 shall use commercially reasonable efforts to maintain its existing relations and goodwill with customers, suppliers, reinsurers, retrocessionaires, agents, brokers and distributors;

(vi)                              shall not make any admission of liability, agreement or compromise with any Person in relation to any Subject Claim involving an amount in excess of five million dollars ($5,000,000) (net of any Third Party Reinsurance Recoverables or Other Recoveries that are reasonably expected by Reinsureds to be collectible);

(vii)                           shall not (A) adopt a plan of complete or partial liquidation, dissolution or rehabilitation, (B) undertake any action by a Reinsured or Eaglestone that results in redomestication of that entity to a jurisdiction outside of the United States or (C) adopt a plan of merger, consolidation, restructuring, recapitalization, redomestication or other reorganization or voluntarily undertake any other changes in the corporate structure of Reinsureds or Eaglestone that adversely affects in any material respect the Subject Asbestos Liabilities;

(viii)                        shall keep its Books and Records accurate in all material respects;

(ix)                                shall comply with all regulatory requirements with respect to the NICO Subject Business, except where the failure to do so would not individually or in the aggregate have a material adverse effect on the Subject Asbestos Liabilities, it being understood that this paragraph (ix) does not relate to matters included within the definition of “Extra Contractual Obligations”; and

(x)                                   shall not authorize or enter into an agreement or arrangement of any kind expressly to do any of the foregoing.

4.2                               Expenses.

Regardless of whether any or all of the transactions contemplated by this Agreement and the Ancillary Agreements are consummated, and except as otherwise expressly provided herein or therein, NICO, Reinsureds and Eaglestone shall each bear their respective direct and indirect fees, costs and expenses incurred in connection with the negotiation, preparation and execution of this Agreement, the Ancillary Agreements and the consummation of the transactions contemplated hereby or thereby, including all fees and expenses of its Representatives.

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4.3                               Access; Certain Communications.

(a)           Between the date of this Agreement and the Closing Date, Reinsureds and Eaglestone shall afford to NICO and its Representatives reasonable access, upon reasonable advance notice and during normal business hours, to contracts, documents and information relating to the assets, liabilities, business, operations and other aspects of the NICO Subject Business insofar as they relate to the Subject Asbestos Liabilities; provided, however, that Reinsureds and Eaglestone shall not be obligated to provide such access or information if Reinsureds or Eaglestone determine, in their reasonable judgment, that doing so would violate Applicable Law or a contract, agreement or obligation of confidentiality owing to a third-party or jeopardize the protection of an attorney-client privilege.  Nevertheless, if either Reinsureds or Eaglestone proposes to withhold any access or information, such Party shall notify NICO of such proposal and specify the reason therefore.  Such Party and NICO shall work together in good faith to determine a manner in which such access or information can be provided without such a violation.

(b)           Between the date of this Agreement and the Closing Date, Reinsureds and Eaglestone shall cause their respective Representatives to cooperate in good faith with NICO and its Representatives in connection with all such access.  Without limiting any of the terms thereof, the terms of Section 4.9 shall govern NICO’s, its Affiliates’ and their Representatives’ obligations with respect to all Confidential Information with respect to the NICO Subject Business and Reinsureds, Eaglestone and their Affiliates and other related Persons, which has been provided or made available to them at any time, including during the period between the date of this Agreement and the Closing Date.

4.4                               Commercially Reasonable Efforts; Governmental Consents.

(a)           Upon the terms and subject to the conditions set forth in this Agreement, between the date of this Agreement and the Closing Date, Reinsureds, Eaglestone and NICO shall each use their commercially reasonable efforts to promptly (i) take, or to cause to be taken, all reasonable actions, and to do, or to cause to be done, and to provide reasonable assistance and cooperation to the other party in doing all things reasonably necessary, proper or advisable under Applicable Law or otherwise to consummate and make effective the transactions contemplated by this Agreement (including satisfying all Closing conditions) and the Ancillary Agreements, in each case as applicable to such Party; and (ii) obtain from any Governmental Authority any actions, non-actions, clearances, waivers, consents, approvals, Permits or Orders required to be obtained by such Party, or any of their respective Affiliates in connection with the authorization, execution, delivery and performance of this Agreement and the Ancillary Agreements and the consummation of the transactions contemplated hereby and thereby.

(b)           Between the date of this Agreement and the Closing Date, Reinsureds, Eaglestone and NICO shall use their reasonable best efforts to provide each other with a reasonable opportunity to review and comment on any substantive submissions to any Governmental Authority (other than a Tax Authority) in connection with the consents and approvals contemplated in Section 4.4(a) and shall keep one another reasonably informed of developments relating to their efforts to obtain such consents and approvals.

(c)           Once all of the closing conditions set forth in Articles V and VI have been satisfied, no Party to this Agreement shall consent to any voluntary delay of the Closing at the behest of any Governmental Authority without the consent of the other Party to this Agreement, which consent shall not be unreasonably withheld, delayed or conditioned.

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(d)           Notwithstanding anything herein to the contrary, between the date of this Agreement and the Closing Date, none of Reinsureds, Eaglestone or NICO shall be obligated to take or refrain from taking or to agree to it, or its Affiliates taking or refraining from any action or to suffer to exist any condition, limitation, restriction or requirement which would, individually or together with all other such actions, conditions, limitations, restrictions or requirements, reasonably be expected to materially and adversely affect the benefits, taken as a whole, which such Party could otherwise reasonably expect to derive from the consummation of the transactions contemplated by this Agreement and the Ancillary Agreements had such Party not been obligated to take or refrain from or to agree to the taking or refraining from such action or suffer to exist such condition, limitation, restriction or requirement, excluding the effects of any such condition, limitation, restriction or requirement that (i) is customary for applicable Governmental Authorities to impose in transactions of the type contemplated by this Agreement or the Ancillary Agreements, or (ii) is otherwise agreed to by the Parties in terms of an amendment or change to any of the Ancillary Agreements (a “Burdensome Condition”).

4.5                               Further Assurances.

Subject to the terms and conditions of this Agreement and the Ancillary Agreements, each such Party shall, at or prior to the Closing Date, use its commercially reasonable efforts to fulfill or obtain the fulfillment of the conditions precedent to the consummation of the transactions contemplated hereby and by the Ancillary Agreements as applicable to such Party, including the execution and delivery of any documents, certificates, instruments or other papers and the taking of any other actions that are reasonably necessary for the consummation of the transactions contemplated hereby and by the Ancillary Agreements.

4.6                               Notification of Certain Matters.

Prior to Closing, each Party shall give prompt notice to each other Party of (a) any adverse event, change or circumstance that (i) would, individually or in the aggregate, reasonably be expected to have a material adverse effect on the ability of such Party or its Affiliates to consummate the transactions contemplated by this Agreement and the Ancillary Agreements, or (ii) would reasonably be expected to cause any condition set forth in Articles V and VI to be unsatisfied in any material respect at any time prior to the Closing Date, (b) any litigation or administrative proceeding pending or, to its knowledge, threatened in writing which challenges or seeks to restrain or enjoin the consummation of the transactions contemplated hereby and by the Ancillary Agreements, (c) any downgrade in the financial strength ratings by any applicable rating agency of a Party or any of their respective Affiliates that will be a Party to an Ancillary Agreement or of Berkshire, and (d) a change in the current jurisdiction of domicile of such Party; provided, however, in each case, the delivery of any notice pursuant to this Section 4.6 shall not limit or otherwise affect the remedies available hereunder to the Party receiving such notice.

4.7                               Transfer and Maintenance of Books and Records.

Through the Closing Date, Reinsureds and Eaglestone shall maintain the Books and Records in all material respects in the same manner and with the same care that the Books and Records have been maintained prior to the execution of this Agreement.  Following the Closing, the Parties shall maintain the Books and Records consistent with the requirements set forth in the Administrative Services Agreement.  During the period between the date hereof and the Closing Date, the Parties shall in good faith agree upon a protocol to (a) transfer to NICO the Books and Records following the Closing and/or (b) provide NICO with reasonable access to the Books and

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Records during normal business hours following the Closing, as may be provided for under the Administrative Services Agreement or the Transition Services Agreement.

4.8                               Cooperation after Closing.

After the Closing, Reinsureds, Eaglestone and NICO shall cooperate with each other by furnishing any additional information and executing and delivering any additional documents as may be reasonably requested by the other to further perfect or evidence the consummation of any transaction contemplated by this Agreement or any Ancillary Agreement; provided, however, that any such additional documents must be reasonably satisfactory to each of the Parties and not impose upon either Party any liability, risk, obligation, loss, or material cost or expense not contemplated by this Agreement or the Ancillary Agreements.

4.9                               Confidentiality.

(a)           Reinsureds, Eaglestone and NICO (each, the “Receiving Party”) hereby covenant and agree, each on behalf of itself and on behalf of its Affiliates, that from and after the date hereof, the Receiving Party and its Affiliates will not disclose, give, sell, use or otherwise divulge any Confidential Information (defined below) of another Party (the “Disclosing Party”) or permit their respective Representatives to do the same, except that each Receiving Party may disclose such Confidential Information or portions thereof (i) if legally compelled to do so or as required in connection with an examination by an insurance regulatory authority, (ii) to the extent necessary for the performance of such Receiving Party’s obligations under this Agreement or the Ancillary Agreements, (iii) to the extent necessary for the enforcement of the rights of such Receiving Party and its Affiliates under this Agreement or the Ancillary Agreements, (iv) to those of such Receiving Party’s Affiliates, and to their respective Representatives in each case who need to know such information for the foregoing purposes, (v) as required under any Applicable Law, (vi) as required to a Tax Authority to support a position taken on any Tax Return, or (vii) or as required by the rules of any stock exchange on which the stock of a Receiving Party’s Affiliate is traded.  If the Receiving Party or its Affiliates, or any of their respective Representatives become legally compelled to disclose any Confidential Information (other than as required in connection with an examination by an insurance regulatory authority or as required to a Tax Authority to support a position taken on any Tax Return), the Receiving Party shall provide Disclosing Party with prompt written notice of such requirement so that the Disclosing Party may seek a protective order or other remedy or waive compliance with this Section 4.9.  In the event that such protective order or other remedy is not obtained, or Disclosing Party waives compliance with this Section 4.9, the Receiving Party or its Affiliates, as applicable, shall furnish only that portion of Confidential Information which is legally required to be provided and exercise its commercially reasonable efforts to obtain assurances that appropriate confidential treatment will be accorded to the Confidential Information.

(b)           The Receiving Party, on behalf of itself and on behalf of its Affiliates and their respective Representatives acknowledges that a breach of its obligations under this Section 4.9 may result in irreparable injury to the Disclosing Party.  In the event of the breach by Receiving Party or any of its Affiliates or their respective Representatives of any of the terms and conditions of this Section 4.9 to be performed, the Disclosing Party shall be entitled to the remedies provided in Article VIII.

(c)           For the purposes of this Agreement, “Confidential Information” means all confidential information (irrespective of the form of such information) of any kind, including any

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analyses, compilations, data, studies, notes, translations, memoranda or other documents, concerning the Disclosing Party or any of its Affiliates obtained directly or indirectly from the Disclosing Party or any of its Affiliates, or Representatives in connection with the transactions contemplated by this Agreement and the Ancillary Agreements, including any information regarding the Subject Business or any portion of this Agreement or any of the Ancillary Agreements that is not public, except information (i) which at the time of the disclosure or thereafter is ascertainable or available to the public (other than as a result of a disclosure directly or indirectly by the Receiving Party or any of its Affiliates, or Representatives), (ii) is or becomes available to the Receiving Party on a non-confidential basis from a source other than the Disclosing Party or any of its Affiliates, or Representatives, provided that, to the knowledge of such Receiving Party, such source was not prohibited from disclosing such information to the Receiving Party by a legal, contractual or fiduciary obligation owed to another Person, (iii) the Receiving Party can establish is already in its possession or the possession of any of its Affiliates, or Representatives (other than information furnished by or on behalf of the Disclosing Party), or (iv) which is independently developed by the Receiving Party or its Affiliates without the use or benefit of any information that would otherwise be Confidential Information.

4.10                        Waiver of Duty of Utmost Good Faith.

Each Party absolutely and irrevocably waives resort to the duty of “utmost good faith” or any similar principle in connection with the negotiation and/or execution of this Agreement and the Ancillary Agreements; provided, however, that this waiver shall not apply to any such duty as may exist with respect to matters arising, and actions taken, on or after the Closing Date.

ARTICLE V

CONDITIONS PRECEDENT TO THE OBLIGATION OF NICO TO CLOSE

NICO’s obligation to consummate the transactions contemplated by this Agreement and the Ancillary Agreements is subject to the satisfaction (or waiver, if permissible under Applicable Law) on or prior to the Closing Date of the following conditions.

5.1                               Covenants.

(a)           Reinsureds and Eaglestone shall have performed and complied in all material respects with all covenants and agreements required by this Agreement to be performed or complied with by Reinsureds and Eaglestone at or prior to the Closing.

(b)           NICO shall have received a certificate from each of the Reinsureds and Eaglestone to the effect set forth in Section 5.1(a).

5.2                               Ancillary Agreements.

The Ancillary Agreements shall have been duly executed and delivered by Reinsureds and Eaglestone and the Trustee, as applicable, and such agreements shall be in full force and effect with respect to Reinsureds and Eaglestone on the Closing Date.

5.3                               Secretary’s Certificates.

Reinsureds and Eaglestone shall have delivered to NICO a certificate of the secretary or assistant secretary of each of Reinsureds and Eaglestone, dated as of the Closing Date, as to the resolutions of the board of directors of each of Reinsureds and Eaglestone and their applicable

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Affiliates authorizing the execution, delivery and performance of this Agreement and the Ancillary Agreements to which it is a party, as to the status and signature of each of their respective officers who executed and delivered this Agreement and such Ancillary Agreements.

5.4                               Governmental Approvals and Consents.

All filings required to be made prior to the Closing with, and all regulatory consents and approvals required to be obtained prior to the Closing from, any Governmental Authority, in connection with the execution and delivery of this Agreement and the Ancillary Agreements and the consummation of the transactions contemplated hereby and thereby shall have been made or obtained.

5.5                               Injunction and Litigation.

No Order issued by any court or other Governmental Authority of competent jurisdiction with valid enforcement authority restraining, enjoining or otherwise prohibiting the consummation of the transactions contemplated by this Agreement or the Ancillary Agreements shall be in effect.

5.6                               Frustration of Closing Conditions.

NICO may not rely on the failure of any condition set forth in this Article V to be satisfied if such failure was caused by NICO’s failure to use its commercially reasonable efforts to consummate the transactions contemplated by this Agreement and the Ancillary Agreements as required by and subject to Section 4.4.

ARTICLE VI

CONDITIONS PRECEDENT TO THE OBLIGATION
OF REINSUREDS AND EAGLESTONE TO CLOSE

Reinsureds’ and Eaglestone’s obligation to consummate the transactions contemplated by this Agreement and the Ancillary Agreements is subject to the satisfaction (or waiver, if permissible under Applicable Law) on or prior to the Closing Date of the following conditions.

6.1                               Covenants.

(a)           NICO shall have performed and complied in all material respects with all covenants and agreements required by this Agreement to be performed or complied with by NICO at or prior to the Closing.

(b)           Reinsureds and Eaglestone shall have received a certificate from NICO to the effect set forth in Section 6.1(a).

6.2                              Ancillary Agreements.

The Ancillary Agreements shall have been duly executed and delivered by NICO, or its Affiliates and the Trustee, as applicable, and such agreements shall be in full force and effect with respect to NICO or such Affiliate on the Closing Date.

6.3                               Secretary’s Certificates.

(a)           NICO shall have delivered to Reinsureds and Eaglestone a certificate of the secretary or assistant secretary of NICO, dated as of the Closing Date, as to the resolution of the board of directors of NICO authorizing the execution, delivery and performance of this Agreement and

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the Ancillary Agreements to which it is a party, as to the status and signature of each of its respective officers who executed and delivered this Agreement and the Ancillary Agreements.

(b)           Berkshire shall have delivered to Reinsureds and Eaglestone a certificate of the secretary or assistant secretary of Berkshire, dated as of the Closing Date, as to (i) the resolution of the board of directors of Berkshire authorizing the execution, delivery and performance of guarantees by Berkshire and certifying that such resolutions are still in full force and effect and (ii) the authority, status and signature of its officer who executed and delivered this Agreement and the Ancillary Agreements to which it is a party.

6.4                               Governmental Approvals and Consents.

All filings required to be made prior to the Closing with, and all regulatory consents and approvals required to be obtained prior to the Closing from, any Governmental Authority, in connection with the execution and delivery of this Agreement and the Ancillary Agreements and the consummation of the transactions contemplated hereby and thereby shall have been made or obtained.

6.5                               Certain Facilities

All consents and waivers, if any, required to be obtained prior to the Closing from the lenders under (i) the Letter of Credit and Reimbursement Agreement dated as of December 23, 2010 by and among Chartis Inc., JPMorgan Chase Bank, N.A., as administrative agent, and the other lenders party thereto, (ii) the 364-Day Credit Agreement dated as of December 23, 2010 by and among American International Group, Inc., JPMorgan Chase Bank, N.A., as administrative agent, and the other lenders party thereto and (iii) the Three Year Credit Agreement dated as of December 23, 2010 by and among Chartis Inc., JPMorgan Chase Bank, N.A., as administrative agent, and the other lenders party thereto, shall have been obtained and are in effect.

6.6                               Injunction and Litigation.

No Order issued by any court or other Governmental Authority of competent jurisdiction with valid enforcement authority restraining, enjoining or otherwise prohibiting the consummation of the transactions contemplated by this Agreement or the Ancillary Agreements shall be in effect.

6.7                               Rating of NICO.

NICO’s financial strength rating by A.M. Best Company, Inc. has not been reduced below “A++”.

6.8                               Frustration of Closing Conditions.

Reinsureds and Eaglestone may not rely on the failure of any condition set forth in this Article VI to be satisfied if such failure was caused by Reinsureds’ or Eaglestone’s failure to use their commercially reasonable efforts to consummate the transactions contemplated by this Agreement and the Ancillary Agreements as required by and subject to Section 4.4.

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ARTICLE VII

TERMINATION

7.1                               Termination of Agreement.

This Agreement may be terminated at any time prior to the Closing:

(a)           By mutual written consent of Reinsureds, Eaglestone and NICO.

(b)           By Reinsureds and Eaglestone in writing if NICO shall fail to perform in any material respect its agreements contained herein required to be performed by it prior to the Closing Date, in each case so as to cause a condition to Closing set forth in Section 6.1 to be incapable of satisfaction, which failure or breach is not cured within twenty (20) Business Days after Reinsureds and Eaglestone have notified NICO in writing of its intent to terminate this Agreement pursuant to this Section 7.1(b).

(c)           By NICO in writing if Reinsureds or Eaglestone shall fail to perform in any material respect their agreements contained herein required to be performed by them prior to the date of such termination, in each case so as to cause a condition to Closing set forth in Section 5.1 to be incapable of satisfaction, which failure or breach is not cured within twenty (20) Business Days after NICO has notified Reinsureds and Eaglestone in writing of its intent to terminate this Agreement pursuant to this Section 7.1(c).

(d)           By any of Reinsureds, Eaglestone or NICO if the Closing has not occurred on or before July 31, 2011 (the “End Date”); provided, however, that the right to terminate this Agreement pursuant to this Section 7.1(d) shall not be available to a Party if the failure of the transactions contemplated by this Agreement and the Ancillary Agreements to be consummated on or before the End Date was primarily due to the failure of such Party to perform any of its obligations under this Agreement.

(e)           By either Reinsureds, Eaglestone or NICO in the event of the issuance of a final nonappealable Order restraining, enjoining or otherwise prohibiting the transactions contemplated by this Agreement and the Ancillary Agreements; provided, however, that the right to terminate this Agreement under this Section 7.1(e) shall not be available to a Party if the issuance of such final, nonappealable Order was primarily due to the failure of such Party to perform any of its obligations under this Agreement.

(f)            By Reinsureds or Eaglestone in the event that A.M. Best Company, Inc. has reduced its rating of NICO such as would cause the condition set forth in Section 6.6 to fail to be satisfied, and such reduction has not publicly been reversed within ten (10) calendar days such that the condition in Section 6.6 would then be satisfied.

7.2                               Effect of Termination.

In the event of termination of this Agreement pursuant to Section 7.1 hereof, written notice of termination shall be given pursuant to the notice provisions herein, and this Agreement shall forthwith become null and void and there shall be no liability by any Party hereto, except (a) that the provisions of Article VIII, Article IX and Sections 3.3, 4.2 and 7.2 shall remain in full force and effect and (b) any confidentiality obligations of the Parties (arising under this Agreement or under any other confidentiality agreement entered into by Reinsureds, Eaglestone and NICO) shall survive the termination of this Agreement.

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ARTICLE VIII

DISPUTE RESOLUTION

8.1                               Framework for Dispute Resolution.

(a)           Any dispute arising under or in any way related to this Master Transaction Agreement, to the LPT Reinsurance Agreement, to the LPT Retrocession Agreement, to the Administrative Services Agreement, or to any of the Ancillary Agreements (“Dispute”), specifically including without limitation disputes concerning breach, termination, validity, or alleged fraud in the inducement of any of the foregoing agreements, or any other wrongful pre-Closing conduct, shall be first addressed in accordance with the procedures specified in Section 8.2, and subsequently, if necessary, Section 8.3 and Section 8.4.

(b)           The procedures specified in Section 8.1(a) are the sole and exclusive procedures for the resolution of any Disputes, provided, however, that a Party that believes it will suffer irreparable injury in the period before such procedures can produce a final and binding result may apply to the Designated Court specified in Section 8.5 for relief, subject to the standards of Applicable Law relating to interim relief in aid of arbitration.

8.2                               Negotiation Amongst the Parties

(a)           The Parties shall first attempt to resolve Disputes by informal in-person discussions and negotiations between the Representatives of Reinsureds and NICO and, to the extent Eaglestone has a separate and distinct interest not already accounted for in the discussions, of Eaglestone as well.  If the Parties are unable to resolve any such Dispute through such in-person discussions and negotiations within thirty (30) calendar days of the day on which a Party receives from the other Party or Parties written notice of a Dispute, the Dispute shall be submitted for resolution to a designated executive officer of each of NICO and the Reinsureds (and, as applicable, Eaglestone) with authority to make a decision.  If the designated executive officers are unable to reach a mutually acceptable resolution within ten (10) calendar days after expiration of such thirty-day period, on the request of any Party, the Dispute shall be resolved in accordance with subsection (b).  All negotiations, discussions, and communications made or conducted pursuant to the procedures set forth in this Section 8.2(a) are confidential and will be treated as compromise and settlement negotiations for purposes of the Federal Rules of Evidence and any other applicable rules of evidence.

(b)           Upon completion of the dispute resolution process described in subsection (a) of this Section 8.2 without resolution of the Dispute, any Party may submit the Dispute for resolution in accordance with Section 8.3.

8.3                               Obligation to Arbitrate.

All Disputes, to the extent not resolved by negotiation between the Parties, shall be resolved by arbitration in a consolidated arbitration involving all agreements and Parties relevant to the Dispute.  Any Person that is a Party to any of the foregoing agreements shall have an absolute right to intervene in any such arbitration.

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8.4                               Arbitration Procedure.

The procedure for the arbitration shall be the Neutral Panel Version of the September 2009 Procedures for the Resolution of U.S. Insurance and Reinsurance Disputes, with the following modifications:

(a)           The Reinsureds as a group, together with Eaglestone, shall be treated as a single party to the arbitration unless Eaglestone is at the time of the arbitration under the control of a Department of Insurance or otherwise has a separate and distinct interest not adequately represented by Reinsureds, in which event Eaglestone shall be treated as a separate party.

(b)           The Panel shall be selected via the ARIAS-US Neutral Selection Procedure as in effect on the date hereof with the following parameters:

(i)                                     The number of prospective panel members to be furnished by ARIAS in step 2 shall be 30.

(ii)                                  The number of panelists to remain after the deletions and strikes in step 4 shall be 12.

(iii)                               If Eaglestone is being treated as a separate party pursuant to paragraph (a) above, it shall have one strike for every two of the Reinsured and NICO.

(c)           The seat of the arbitration shall be Philadelphia, Pennsylvania.  This location is not subject to change except on written consent of all parties to the arbitration.

8.5                               Judicial Proceedings.

The only suits, actions, or proceedings relating to a Dispute permitted to be brought in a judicial forum are those (i) to compel arbitration, (ii) for temporary injunctive relief in aid of arbitration or to preserve the status quo pending the appointment of the arbitrator(s), (iii) to enforce or vacate an arbitral award, or (iv) to obtain relief in connection with arbitration pursuant to the Federal Arbitration Act.  Any such proceeding shall be brought exclusively in the United States District Court for the Eastern District of Pennsylvania (the “Designated Court”), provided that if said court does not have subject matter jurisdiction then such proceeding shall be brought exclusively the Court of Common Pleas of Pennsylvania in and for Philadelphia County, which shall then be the Designated Court.  Reinsurer, NICO, and each Reinsured each hereby irrevocably submits to the exclusive jurisdiction of the Designated Court for such purpose and any appellate courts thereof, except that any judgment confirming a final arbitral award hereunder may be entered and enforced in any court having jurisdiction over any party or any of its assets.

8.6                               Limitation of Remedy.

Each Party acknowledges the sophistication of the other Parties and the extensive due diligence conducted prior to entry into this Master Transaction Agreement and the Ancillary Agreements.  Accordingly, in no event and under no circumstances, including allegations of actual fraud, may the arbitrators award the remedy of rescission, nor may they award rescissory damages or reformation in lieu of rescission.  This Section 8.6 is a limitation on the remedial powers of the arbitrators and not on the scope of the obligation to arbitrate.

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ARTICLE IX

MISCELLANEOUS PROVISIONS

9.1                               Notices.

Any notice, request, demand, waiver, consent, approval or other communication required or permitted to be given by any Party hereunder shall be in writing and shall be delivered personally, sent by facsimile transmission, sent by registered or certified mail, postage prepaid, or sent by a standard overnight courier of national reputation with written confirmation of delivery.  Any such notice shall be deemed given when so delivered personally, or if sent by facsimile transmission, on the date received (provided that any notice received after 5:00 p.m. (addressee’s local time) shall be deemed given at 9:00 a.m. (addressee’s local time) on the next Business Day), or if mailed, on the date shown on the receipt therefor, or if sent by overnight courier, on the date shown on the written confirmation of delivery. Such notices shall be given to the following address:

To Reinsurer:	David Fields
President
Eaglestone Reinsurance Company
180 Maiden Lane
New York, NY 10038
Fax: (877) 551-7214

With a copy to:	Eric S. Kobrick
Deputy General Counsel and
Chief Reinsurance Legal Officer
American International Group, Inc.
180 Maiden Lane
New York, NY 10038
Fax: (866) 371-7209

To Reinsureds:	Sean Leonard
Senior Vice President &
Chief Financial Officer
Chartis U.S.
180 Maiden Lane
New York, NY 10038
Fax: (877) 484-1961

With a copy to:	Christopher Blum
Senior Vice President &
General Counsel
Chartis U.S.
180 Maiden Lane
New York, NY 10038
Fax: (866) 326-0079

-and-

22

Eric S. Kobrick
Deputy General Counsel and
Chief Reinsurance Legal Officer
American International Group, Inc.
180 Maiden Lane
New York, NY 10038
Fax: (866) 371-7209

To National Union:	Christopher Blum
Senior Vice President &
General Counsel
Chartis U.S.
180 Maiden Lane
New York, NY 10038
Fax: (866) 326-0079

With a copy to:	Eric S. Kobrick
Deputy General Counsel and
Chief Reinsurance Legal Officer
American International Group, Inc.
180 Maiden Lane
New York, NY 10038
Fax: (866) 371-7209

To NICO:	National Indemnity Company
100 First Stamford Place
Stamford, CT 06902
Attention: General Counsel
Fax: (203) 363-5221

With a copy to:	National Indemnity Company
3024 Harney Street
Omaha, NE 68131
Attention: Treasurer
Fax: (402) 916-3030

Any Party may change its notice provisions on fifteen (15) calendar days’ advance notice in writing to the other Parties.

9.2                               Entire Agreement.

This Agreement (including the exhibits and schedules hereto), the Ancillary Agreements and any other documents delivered pursuant hereto or thereto constitute the entire agreement among the Parties and their respective Affiliates with respect to the subject matters hereof and supersede all prior negotiations, discussions, writings, agreements and understandings, oral and written, among the Parties with respect to the subject matters hereof and thereof.

9.3                               Waiver and Amendment.

This Agreement may be amended, superseded, canceled, renewed or extended, and the terms hereof may be waived, only by an instrument in writing signed by the Parties hereto, or, in the case of a waiver, by the Party waiving compliance which specifically states it is being executed

23

and delivered pursuant to this Section 9.3.  No delay on the part of any Party in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other such right, power or privilege.  No waiver of any breach of this Agreement shall be held to constitute a waiver of any other or subsequent breach.

9.4                               Successors and Assigns.

The rights and obligations of the Parties under this Agreement shall not be subject to assignment without the prior written consent of the other Parties, and any attempted assignment without the prior written consent of the other Parties shall be invalid ab initio.  The terms of this Agreement shall be binding upon, inure to the benefit of and be enforceable by and against the successors and permitted assigns of the Parties.

9.5                               Headings.

The headings of this Agreement are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

9.6                               Construction; Interpretation.

Reinsureds and NICO have participated jointly in the negotiation and drafting of this Agreement.  In the event of an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the Parties and no presumption or burden of proof shall arise favoring or disfavoring either Party by virtue of the authorship of any of the provisions of this Agreement.  When a reference is made to an Article, Section, Schedule or Exhibit such reference shall be to an Article, Section, Schedule or Exhibit of or to this Agreement unless otherwise indicated.  Whenever the words “include”, “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation.”  The word “Agreement,” means this Agreement as amended or supplemented, together with all Exhibits and Schedules attached hereto or incorporated by reference, and the words “hereof,” “herein,” “hereto,” “hereunder” and other words of similar import shall refer to this Agreement in its entirety and not to any particular Article, Section or provision of this Agreement, provided, however, for the avoidance of doubt, the word “Agreement” shall not include the Ancillary Agreements unless, in each case, specifically incorporated therein by reference.  Reference to any Applicable Law means such Applicable Law as amended, modified, codified, replaced or reenacted and then in effect, and all rules and regulations promulgated thereunder. References to a Person are also to its successors and permitted assigns.

9.7                               Governing Law and Jurisdiction.

This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania without regard to such state’s principles of conflict of laws that could compel the application of the laws of another jurisdiction.

9.8                               No Third Party Beneficiaries.

Except as otherwise expressly set forth in any provision of this Agreement, nothing in this Agreement is intended or shall be construed to give any Person, other than the Parties, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein.

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9.9                               Counterparts.

This Agreement may be executed by the Parties in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument binding upon all of the Parties notwithstanding the fact that all Parties are not signatory to the original or the same counterpart.  Each counterpart may consist of a number of copies hereof each signed by less than all, but together signed by all of the Parties.  Each counterpart may be delivered by facsimile transmission, which transmission shall be deemed delivery of an originally executed document.

9.10                        Severability.

Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction, so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any Party.  If any provision of this Agreement is so broad as to be unenforceable, that provision shall be interpreted to be only so broad as is enforceable.  In the event of such invalidity or unenforceability of any term or provision of this Agreement, the Parties shall use their commercially reasonable efforts to reform such terms or provisions to carry out the commercial intent of the Parties as reflected herein, while curing the circumstance giving rise to the invalidity or unenforceability of such term or provision.

9.11                        Incontestability.

Each Party hereby acknowledges that this Agreement, and each and every provision hereof, is and shall be enforceable according to its terms.  Each Party hereby irrevocably waives any right to contest in any respect the validity or enforceability hereof.  This Agreement shall not be subject to rescission, or to an award of damages, restitution, or reformation in lieu of rescission, on any basis whatsoever, including intentional fraud but shall be subject to the remedy set forth in Section 3.3.  Nothing in this Section 9.11 relieves a Party of liability, whether for damages or for specific performance, for breach of this Agreement.

9.12                        Set-Off.

(a)           Any debts or credits, matured or unmatured, liquidated or unliquidated, regardless of when they arose or were incurred, in favor of or against either of the Reinsureds and/or Eaglestone, on the one hand, and NICO, on the other hand, with respect to this Agreement, the Administrative Services Agreement, the LPT Retrocession Agreement, and/or the LPT Reinsurance Agreement are deemed mutual debts or credits, as the case may be, and shall be set off, and only the net balance shall be allowed or paid.

(b)           Notwithstanding the foregoing subsection (a), no Party may offset an item includable within a calculation of Ultimate Net Loss on the Subject Asbestos Liabilities against an item not so includable.  For the avoidance of doubt, no amounts due under Coverage A of the LPT Reinsurance Agreement may be offset against amounts due under Coverage B of the LPT Reinsurance Agreement.

(c)           For purposes of this Section 9.12, Reinsureds and Eaglestone (the “Chartis Parties”), on the one hand, and NICO, on the other hand, shall each be considered a single party,

25

and setoff shall be allowed between the NICO and Chartis Parties as a group, without regard to which Chartis Party may be the debtor or creditor on any particular item.

(d)           The rights of setoff established in this Section 9.12 shall be the exclusive rights of setoff, whether by contract, at common law, in equity, or otherwise, that the Parties have with respect to any debts or obligations arising under or in connection with this Agreement and the transactions contemplated hereby.  With respect to such debts and/or obligations, whether now existing or arising in the future, the Parties hereby irrevocably waive any other rights of setoff.  Nothing in this Section 9.12(d), however, affects the existence of any rights of setoff among debts and obligations none of which arise under or in connection with this Agreement or the transactions contemplated thereby.

9.13                        Currency.

All financial data required to be provided pursuant to the terms of this Agreement shall be expressed in Dollars.  All payments and all settlements of account between the Parties shall be in Dollars unless otherwise agreed by the Parties.

9.14                        Lead Representative of the Reinsureds.

All notices or other writings required to be given to the Reinsureds under this Agreement or any Ancillary Agreement may be given solely to the Lead Representative of the Reinsureds.

ARTICLE X

ASSIGNMENT OF INCLUDED REINSURANCE
RECOVERABLES UPON CMA DEFAULT

10.1                        Assignment Upon CMA Default

Upon, but only upon, the occurrence of a CMA Default, on the CMA Default Effective Date corresponding thereto, Reinsureds hereby absolutely and irrevocably sell, transfer, assign, and convey to NICO all of their right, title, and interest to and in the Included Reinsurance Recoverables (the “IRR Assignment”).  The IRR Assignment is absolute and unconditional and not merely for security.  It shall take place automatically on such CMA Default Effective Date, without the need for any further act by any Person.

10.2                        Effect of Assignment

(a)           The authority and responsibility of NICO and Reinsureds with respect to Third Party Reinsurance Recoverables, as set forth principally in Article VI of the Administrative Services Agreement, shall remain unchanged by an IRR Assignment.

(b)           Eaglestone hereby acknowledges that an IRR Assignment is not a violation of any right of Eaglestone under the LPT Reinsurance Agreement, including without limitation its rights as secured party under Section 3.6 thereof, and NICO hereby acknowledges that neither the foregoing acknowledgment by Eaglestone nor any other provision of this Agreement relating to IRR Assignment is a violation of any of NICO’s rights under the LPT Retrocession Agreement, including without limitation its rights as assignee under Section 3.5 thereof.  Upon an IRR Assignment,

26

(i)                                     Eaglestone hereby releases the security interest granted in Section 3.6 of the LPT Retrocession Agreement insofar as it relates to Included Reinsurance Recoverables, and

(ii)                                  NICO hereby releases the assignment granted in Section 3.5 of the LPT Retrocession Agreement insofar as it relates to Included Reinsurance Recoverables.

(c)           The payment mechanism set forth in Section 13.1 of the Administrative Services Agreement shall remain unchanged by an IRR Assignment, it being understood however that

(i)                                     Eaglestone and Reinsureds acknowledge NICO’s absolute ownership of the Included Reinsurance Recoverables following the IRR Assignment;

(ii)                                  “Actually Paid” with respect to Included Reinsurance Recoverables for all purposes of the LPT Reinsurance Agreement and the LPT Retrocession Agreement shall, following an IRR Assignment, be interpreted to refer only to recovery of such Included Reinsurance Recoverables by NICO, whether by payment, by offset, or otherwise; and

(iii)                               Included Reinsurance Recoverables that are Actually Paid shall continue to be tracked and accounted for following an IRR Assignment, but solely as a notional account for measuring the amount of Ultimate Net Loss for which Eaglestone is liable under Coverage A of the LPT Reinsurance Agreement and for which NICO is liable under the retrocession thereof.

(d)           Except as expressly set forth in this Article X, no rights or obligations of any of the Parties are changed by an IRR Assignment.

10.3                        Reassignment Upon Exhaustion of Retro Limit

(a)           In the event that, following an IRR Assignment, the Retro Limit is exhausted and the LPT Retrocession Agreement terminates pursuant to Section 5.1(ii) thereof, then effective on the Termination Date NICO hereby absolutely sells, transfers, assigns, and conveys to Reinsureds all of NICO’s right, title, and interest to and in the Included Reinsurance Recoverables to the extent not Actually Paid prior to such date (the “IRR Reassignment”).  The IRR Reassignment shall take place automatically upon such termination and on the Termination Date, without the need for any further act by any Person.

(b)           Upon the IRR Reassignment, the provisions of Section 10.2(a) and (c) hereof shall no longer be effective, but the releases and acknowledgements of Section 10.2(b) shall still be effective.

10.4                        Only Judicial Proceedings to Enforce Capital Maintenance Agreement

Notwithstanding any provision of this Agreement to the contrary, specifically including Article VIII hereof, and notwithstanding any provision of any other agreement to the contrary, NICO’s rights under Section 7 of the Capital Maintenance Agreement are not subject to arbitration, are enforceable only judicially, and are enforceable solely in the United States District Court for the Southern District of New York or, if such court does not have subject matter jurisdiction, the Supreme Court of the State of New York, County of New York.

[The remainder of this page has been intentionally left blank.]

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IN WITNESS WHEREOF, the Parties hereby execute this Agreement as of the day and year first set forth above.

AMERICAN HOME ASSURANCE COMPANY

By:	/s/ Sean Leonard
	Name:	Sean Leonard
	Title:	Senior Vice President

CHARTIS CASUALTY COMPANY
(f/k/a American International South Insurance Company)

By:	/s/ Sean Leonard
	Name:	Sean Leonard
	Title:	Senior Vice President

CHARTIS PROPERTY CASUALTY COMPANY
(f/k/a AIG Casualty Company)

By:	/s/ Sean Leonard
	Name:	Sean Leonard
	Title:	Senior Vice President

COMMERCE AND INDUSTRY INSURANCE COMPANY

By:	/s/ Sean Leonard
	Name:	Sean Leonard
	Title:	Senior Vice President

GRANITE STATE INSURANCE COMPANY

By:	/s/ Sean Leonard
	Name:	Sean Leonard
	Title:	Senior Vice President

[Signature Page to Master Transaction Agreement]

S-1

ILLINOIS NATIONAL INSURANCE CO.

By:	/s/ Sean Leonard
	Name:	Sean Leonard
	Title:	Senior Vice President

NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.
(as Reinsured and as Agent for Reinsureds pursuant to Section 10.14 of the LPT Reinsurance Agreement)

By:	/s/ Sean Leonard
	Name:	Sean Leonard
	Title:	Senior Vice President

NEW HAMPSHIRE INSURANCE COMPANY

By:	/s/ Sean Leonard
	Name:	Sean Leonard
	Title:	Senior Vice President

THE INSURANCE COMPANY OF THE STATE OF PENNSYLVANIA

By:	/s/ Sean Leonard
	Name:	Sean Leonard
	Title:	Senior Vice President

CHARTIS SELECT INSURANCE COMPANY
(f/k/a AIG Excess Liability Insurance Company Ltd.)

By:	/s/ Sean Leonard
	Name:	Sean Leonard
	Title:	Senior Vice President

[Signature Page to Master Transaction Agreement]

S-2

CHARTIS SPECIALTY INSURANCE COMPANY
(f/k/a American International Specialty Lines Insurance Company)

By:	/s/ Sean Leonard
	Name:	Sean Leonard
	Title:	Senior Vice President

LANDMARK INSURANCE COMPANY

By:	/s/ Sean Leonard
	Name:	Sean Leonard
	Title:	Senior Vice President

LEXINGTON INSURANCE COMPANY

By:	/s/ Sean Leonard
	Name:	Sean Leonard
	Title:	Senior Vice President

AIU INSURANCE COMPANY

By:	/s/ James Bracken
	Name:	James Bracken
	Title:	Senior Vice President

AMERICAN INTERNATIONAL REINSURANCE COMPANY, LTD.

By:	/s/ S. George Cubbon
	Name:	S. George Cubbon
	Title:	President

[Signature Page to Master Transaction Agreement]

S-3

AMERICAN HOME ASSURANCE COMPANY
(acting as a member of the Chartis Overseas Association as respects business written or assumed by or from affiliated companies of Chartis Inc.)

By:	/s/ James Bracken
	Name:	James Bracken
	Title:	Vice President

NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.
(acting as a member of the Chartis Overseas Association as respects business written or assumed by or from affiliated companies of Chartis Inc.)

By:	/s/ James Bracken
	Name:	James Bracken
	Title:	Vice President

NEW HAMPSHIRE INSURANCE COMPANY
(acting as a member of the Chartis Overseas Association as respects business written or assumed by or from affiliated companies of Chartis Inc.)

By:	/s/ James Bracken
	Name:	James Bracken
	Title:	Vice President

CHARTIS OVERSEAS LIMITED
(acting as a member of the Chartis Overseas Association as respects business written or assumed by or from affiliated companies of Chartis Inc.)

By:	/s/ S. George Cubbon
	Name:	S. George Cubbon
	Title:	President

[Signature Page to Master Transaction Agreement]

S-4

EAGLESTONE REINSURANCE COMPANY

By:	/s/ David Fields
	Name:	David Fields
	Title:	President

NATIONAL INDEMNITY COMPANY

By:	/s/ Brian Snover
	Name:	Brian Snover
	Title:	Vice President

[Signature Page to Master Transaction Agreement]

S-5

Exhibit A to the
Master Transaction Agreement

ADMINISTRATIVE SERVICES AGREEMENT

by and between

AMERICAN HOME ASSURANCE COMPANY

CHARTIS CASUALTY COMPANY
(f/k/a American International South Insurance Company)

CHARTIS PROPERTY CASUALTY COMPANY
(f/k/a AIG Casualty Company)

COMMERCE AND INDUSTRY INSURANCE COMPANY

GRANITE STATE INSURANCE COMPANY

ILLINOIS NATIONAL INSURANCE CO.

NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

NEW HAMPSHIRE INSURANCE COMPANY

THE INSURANCE COMPANY OF THE STATE OF PENNSYLVANIA

CHARTIS SELECT INSURANCE COMPANY
(f/k/a AIG Excess Liability Insurance Company Ltd.)

CHARTIS SPECIALTY INSURANCE COMPANY
(f/k/a American International Specialty Lines Insurance Company)

LANDMARK INSURANCE COMPANY

LEXINGTON INSURANCE COMPANY

AIU INSURANCE COMPANY

AMERICAN INTERNATIONAL REINSURANCE COMPANY, LTD.

and

AMERICAN HOME ASSURANCE COMPANY

NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

NEW HAMPSHIRE INSURANCE COMPANY

CHARTIS OVERSEAS LIMITED

acting as members of the Chartis Overseas
Association as respects business written or
assumed by or from affiliated companies of
Chartis Inc.

(collectively, “Reinsureds,” as further defined herein)

and

NATIONAL INDEMNITY COMPANY
(“NICO”)

Dated as of  [        ]  2011

		Page

ARTICLE I
DEFINITIONS

1.1	Definitions	2

ARTICLE II
AUTHORITY; SERVICE STANDARDS

2.1	Appointment	8
2.2	Services Standards	8
2.3	Compliance; Licensure	9
2.4	Independent Contractor	9
2.5	Subcontracting	9

ARTICLE III
COMPENSATION

3.1	Compensation	10

ARTICLE IV
ADMINISTRATIVE SERVICES

4.1	Administrative Services	11
4.2	Levels of Authority	12
4.3	Mixed Accounts and Mixed Claims	13
4.4	Conflict of Interest	14

ARTICLE V
CLAIMS HANDLING SERVICES

5.1	Claims Handling Services	15
5.2	Direct Claims Authority	16

ARTICLE VI
ADMINISTRATION OF THIRD PARTY REINSURANCE AGREEMENTS

6.1	Third Party Reinsurance Administration	16
6.2	Expense of Reinsurance Recovery Efforts	17
6.3	Responsibility and Authority With Respect to Reinsurance Activities	18
6.4	Forgoing Collection of Third Party Reinsurance Recoverables	19
6.5	Allocation of Reinsurance Recoveries	19

i

		Page

ARTICLE VII
ADMINISTRATION OF LPT REINSURANCE AGREEMENT

7.1	Role of NICO on Behalf of Reinsureds	20
7.2	No Role of NICO on Behalf of Eaglestone	20

ARTICLE VIII
REPORTING AND REGULATORY COMPLIANCE

8.1	Regulatory Filings and Examinations	20
8.2	Financial Reporting Obligations	21
8.3	Change in Status	22
8.4	NICO Controls	22

ARTICLE IX
REMEDY FOR ACTIONS IN EXCESS OF AUTHORITY

9.1	Materiality of Authority Limitations	23
9.2	Remedy	23

ARTICLE X
BOOKS AND RECORDS

10.1	Transfer and Ownership of Books and Records	24
10.2	Maintenance of Books and Records	25
10.3	Access to Books and Records and Personnel	25

ARTICLE XI
INABILITY TO PERFORM SERVICES; ERRORS

11.1	Inability to Perform Services	26
11.2	Errors	26

ARTICLE XII
LEGAL ACTIONS

12.1	Regulatory Proceedings	26
12.2	Notification Requirements	27
12.3	Right to Associate	27

ARTICLE XIII
BANK ACCOUNTS AND PAYMENTS

13.1	Payment and Receipt of Funds	27
13.2	Post-Closing Adjustments	28

		Page

ARTICLE XIV
COOPERATION

14.1	Cooperation	28
14.2	Relationship Management	29

ARTICLE XV
DURATION; TERMINATION

15.1	Duration	29
15.2	Termination	29
15.3	Change in Settlement Authority on Reduction of Remaining Limit	30
15.4	Certain Actions Related to Termination	30
15.5	Survival	31

ARTICLE XVI
CONFIDENTIALITY; PRIVACY REQUIREMENTS

16.1	Definitions	31
16.2	Obligations	32
16.3	Exceptions to Confidential Treatment	32
16.4	Privacy	33
16.5	Regulatory and Legal Communication	35
16.6	Systems Security	36

ARTICLE XVII
FORCE MAJEURE

17.1	Force Majeure Event	37

ARTICLE XVIII
INDEMNIFICATION

18.1	Extra Contractual Obligations	38
18.2	Indemnification Obligation of NICO	38
18.3	Indemnification Obligation of Reinsureds	38
18.4	Exclusion from Indemnification Obligations	39
18.5	Notice of Indemnification Request	39
18.6	Notice of an Asserted Liability	39
18.7	Procedures	40
18.8	Survival	40

ARTICLE XIX
DISPUTE RESOLUTION; ARBITRATION

19.1	Arbitration of Disputes Not Resolved by Negotiation	41
19.2	Procedure for Arbitration and Mandatory Pre-Arbitration Negotiation	41

LIST OF EXHIBITS

Exhibit A	Business Associate Agreement
Exhibit B	Transition Services Agreement

LIST OF SCHEDULES

Schedule 3.1(c)	Hourly Rates for Certain Personnel as of the Closing Date
Schedule 5.2	Relationship Insureds
Schedule 6.3(a)	Business Relationship Reinsurers
Schedule 6.3(e)	Permissible Discounts

ADMINISTRATIVE SERVICES AGREEMENT

THIS ADMINISTRATIVE SERVICES AGREEMENT (hereinafter referred to as this “Administrative Services Agreement”), dated as of            , 2011, is made and entered into by and between American Home Assurance Company; Chartis Casualty Company (f/k/a American International South Insurance Company); Chartis Property Casualty Company (f/k/a AIG Casualty Company); Commerce and Industry Insurance Company; Granite State Insurance Company; Illinois National Insurance Co.; National Union Fire Insurance Company of Pittsburgh, Pa.; New Hampshire Insurance Company; The Insurance Company of the State of Pennsylvania; Chartis Select Insurance Company (f/k/a AIG Excess Liability Insurance Company Ltd.); Chartis Specialty Insurance Company (f/k/a American International Specialty Lines Insurance Company); Landmark Insurance Company; Lexington Insurance Company; AIU Insurance Company; American International Reinsurance Company Ltd.; and American Home Assurance Company, National Union Fire Insurance Company of Pittsburgh, Pa., New Hampshire Insurance Company, and Chartis Overseas Limited, acting as members of the Chartis Overseas Association as respects business written or assumed by or from affiliated companies of Chartis Inc. (collectively, “Reinsureds”), and National Indemnity Company, a Nebraska property and casualty insurance company (with its successors and permitted assigns, “NICO”), NICO and the Reinsureds each being a “Party” and collectively the “Parties.”

WITNESSETH:

WHEREAS, pursuant to a Master Transaction Agreement (as amended, modified, and supplemented and in effect from time to time, the “Master Transaction Agreement”), dated as of        , 2011 among the Parties, and Eaglestone Reinsurance Company, a Pennsylvania property and casualty insurance company and an Affiliate of Reinsureds (with its successors and permitted assigns, “Eaglestone”), Reinsureds and Eaglestone agreed to enter into a loss portfolio reinsurance transaction, pursuant to which Reinsureds will cede, and Eaglestone will assume and reinsure, certain Subject Asbestos Liabilities and certain other liabilities to Eaglestone; and

WHEREAS, pursuant to the Master Transaction Agreement, Eaglestone and NICO agreed to enter into a loss portfolio transfer retrocession transaction, pursuant to which Eaglestone will retrocede to NICO, and NICO will assume and reinsure, 100% of the Subject Asbestos Liabilities ceded to Eaglestone by Reinsureds; and

WHEREAS, the cession by Reinsureds to Eaglestone has been effected by and pursuant to the terms and conditions of an Amended and Restated Loss Portfolio Transfer Reinsurance Agreement among Reinsureds and Eaglestone, dated as of the date hereof and referenced in the Master Transaction Agreement as the “LPT Reinsurance Agreement”; and

WHEREAS, the retrocession by Eaglestone to NICO has been effected by and pursuant to the terms and conditions of a Loss Portfolio Transfer Retrocession Agreement between Eaglestone and NICO, dated as of the date hereof and referenced in the Master Transaction Agreement as the “LPT Retrocession Agreement”; and

WHEREAS, Reinsureds desire that NICO perform certain administrative functions on behalf of Reinsureds from and after the date hereof with respect to the Subject Asbestos Liabilities, and the Parties have agreed to enter into this Administrative Services Agreement as a condition of Eaglestone and NICO’s entering into the LPT Retrocession Agreement,

NOW, THEREFORE, for and in consideration of these premises and the promises and the mutual agreements hereinafter set forth and set forth in the Master Transaction Agreement, the LPT Reinsurance Agreement and the LPT Retrocession Agreement, the Parties agree as follows:

ARTICLE I
DEFINITIONS

1.1                               Definitions

All capitalized terms not otherwise defined in this Administrative Services Agreement shall have the meaning given them under the Master Transaction Agreement, the LPT Reinsurance Agreement or the LPT Retrocession Agreement, as applicable.  The following terms shall have the respective meanings set forth below throughout this Administrative Services Agreement:

“Actually Paid,” with respect to an item at a given time, means that liability on the item has been discharged as of such time, whether by payment, by offset, or otherwise.  For the avoidance of doubt, the amount of the liability that is Actually Paid is measured by the amount of the consideration given for discharging the liability, not by the carrying value of the liability prior to discharge.

“Administrative Services” shall have the meaning set forth in Section 2.1(a) hereof.

“Administrative Services Agreement” shall have the meaning provided in the Preamble hereof.

“Affiliate” shall have the meaning provided in the LPT Reinsurance Agreement.

“Allocated Loss Adjustment Expenses” shall have the meaning provided in the LPT Retrocession Agreement.

“Ancillary Agreements” shall have the meaning provided in the Master Transaction Agreement.

“Applicable Law” shall have the meaning provided in the Master Transaction Agreement.

“Asbestos Claim” shall have the meaning provided in the LPT Reinsurance Agreement.

“Asserted Liability” shall have the meaning set forth in Section 18.6 hereof.

“Berkshire” means Berkshire Hathaway Inc., a Delaware corporation and the ultimate parent company of NICO.

“Berkshire Administered Entity” shall have the meaning set forth in Section 4.4(a) hereof.

“Berkshire Owned Entity” shall have the meaning set forth in Section 4.4(a) hereof.

“Books and Records” means originals or copies of all records and all other data and information, whether created before or after Closing, and in whatever form maintained, in the possession or control of a Party or its Affiliates and relating to the Scope of Service, including (i) administrative records, (ii) claim records, (iii) policy files, (iv) sales records, (v) files and records relating to Applicable Law, (vi) reinsurance records, (vii) underwriting records,

(viii) accounting records, and (ix) files, records, data and information relating to Retrospective Premiums, but excluding any (a) Tax Returns and Tax records and all other data and information with respect to Tax, (b) files, records, data, and information with respect to employees, (c) records, data and information with respect to any employee benefit plan, (d) any files, records, data and information not reasonably related to NICO’s or its Subcontractors’ administration of the Scope of Service, (e) any files, records, data and information relating to the monitoring and auditing by Reinsureds and their Affiliates of NICO’s performance in administering the Scope of Service and any internal reports related to such monitoring and auditing, (f) any materials prepared for the boards of directors of NICO, the Reinsured, or any Affiliate of any of them, and (g) any materials that are privileged and/or confidential for which the Reinsureds or their Affiliates do not have a common interest with NICO; provided, that if any such records or data referred to in the foregoing clauses (i) through (viii) contain information that does not relate to the Scope of Service, such information shall not constitute “Books and Records” for purposes of this Administrative Services Agreement.

“Business Associate Agreement” means the business associate agreement attached hereto as Exhibit A.

“Business Day” shall have the meaning provided in the Master Transaction Agreement.

“Business Relationship Reinsurer” means a reinsurer listed on Schedule 6.3(a).

“Chartis” shall have the meaning provided in the LPT Reinsurance Agreement.

“Chartis-in-Consultation” shall have the meaning provided in Section 4.2(a)(iv) hereof.

“Chartis-Only” shall have the meaning provided in Section 4.2(a)(v) hereof.

“Closing” means the completion of the transactions contemplated in the Master Transaction Agreement to take place on the Closing Date.

“Closing Date” shall have the meaning provided in the Master Transaction Agreement.

“Collateral Triggering Event” shall have the meaning provided in the Collateral Trust Agreement.

“Collateral Trust Agreement” shall have the meaning in the LPT Retrocession Agreement.

“Confidential Information” shall have the meaning set forth in Section 16.1(a) hereof.

“Designated Court” shall have the meaning provided in the Master Transaction Agreement.

“Direct Costs” shall have the meaning set forth in Section 4.3(b) hereof.

“Dispute” shall have the meaning provided in the Master Transaction Agreement.

“Dollars” or “$” refers to United States dollars.

“Eaglestone” shall have the meaning provided in the recitals hereof.

“Extra Contractual Obligations” shall have the meaning provided in the LPT Retrocession Agreement.

“Force Majeure Event” shall have the meaning set forth in Section 17.1 hereof.

“Governmental Authority” shall have the meaning provided in the Master Transaction Agreement.

“Group I Claim” means an Asbestos Claim tendered by an account identified on Schedule 1.1(a) to the LPT Reinsurance Agreement.

“Guest User” shall have the meaning set forth in Section 16.6(a)(i).

“Host” shall have the meaning set forth in Section 16.6(a)(i).

“Hourly Rates” means, at any time, the reasonable hourly rates for personnel of the Reinsureds, or NICO, as the case may be, as of such time, including database, systems, benefits, facilities, and other overhead loads, and computed on a basis consistent with the Reinsureds’ hourly rates at the Closing Date set forth on Schedule 3.1(c).

“Included Reinsurance Recoverables” shall have the meaning provided in the LPT Retrocession Agreement.

“Indemnified Party” shall have the meaning set forth in Section 18.5 hereof.

“Indemnifying Party” shall have the meaning set forth in Section 18.5 hereof.

“Joint Authority” shall have the meaning set forth in Section 4.2(a)(iii) hereof.

“Legal Proceeding” means any litigation, arbitration, mediation or other legal action, suit or proceeding.

“Losses” shall have the meaning provided in the LPT Retrocession Agreement.

“LPT Reinsurance Agreement” shall have the meaning provided in the recitals hereof.

“LPT Retrocession Agreement” shall have the meaning provided in the recitals hereof.

“Master Transaction Agreement” shall have the meaning provided in the recitals hereof.

“Medicare Set Aside” shall have the meaning provided in 42 U.S.C. § 1395y and the regulations thereunder.

“Mixed Account” shall have the meaning set forth in Section 4.3(a) hereof.

“Mixed Claim” shall have the meaning provided in the LPT Retrocession Agreement.

“NICO” shall have the meaning provided in the Preamble hereof.

“NICO Client Entity” shall mean any Berkshire Owned Entity, any Berkshire Administered Entity, or any insurance company as to which NICO or any NICO Affiliate is an assignee, or is otherwise the beneficiary, of reinsurance receivables or recoverables and/or salvage, subrogation, or other similar receivables or recoverables originally the property of such insurance company.

“NICO-in-Consultation” shall have the meaning provided in Section 4.2(a)(ii) hereof.

“NICO-Only” shall have the meaning provided in Section 4.2(a)(i) hereof.

“NICO’s Indemnity Items” shall have the meaning provided in Section 18.3 hereof.

“Non-Asbestos Claims” shall have the meaning provided in the LPT Reinsurance Agreement.

“Non-Included Recoverables” shall have the meaning provided in the LPT Reinsurance Agreement.

“Non-Subject Claims” means claims that are not Subject Claims.

“Nonpublic Personal Information” shall have the meaning provided in Section 16.1(b) hereof.

“Other Asbestos Claim” means an Asbestos Claim that is not a Subject Claim or a Group I Claim.

“Other Recoverables” shall have the meaning provided in the LPT Reinsurance Agreement.

“Own Expense” shall have the meaning provided in the LPT Retrocession Agreement.

“Party” or “Parties” shall have the meaning provided in the Preamble hereof.

“Person” shall have the meaning provided in the Master Transaction Agreement.

“Personal Information” shall have the meaning set forth in Section 16.1(c) hereof.

“Prior Reinsurance Recoverables” means Third Party Reinsurance Recoverables in respect of, but only in respect of, Losses, Allocated Loss Adjustment Expenses, and Extra-Contractual Obligations that were Actually Paid before Inception.

“Quarterly Data File” shall have the meaning set forth in Section 8.2(c) hereof.

“Reinsureds” shall have the meaning provided in the Preamble hereof, subject to supplementation as set forth in Section 2.1(e) hereof.

“Reinsureds’ Actuarial Report” shall have the meaning provided in Section 8.2(b) hereof.

“Reinsureds’ Indemnity Items” shall have the meaning provided in Section 18.2 hereof.

“Remaining Incurred Limit” means, at any time, the greater of (a) zero and (b) the Retro Limit minus Ultimate Net Loss paid by NICO at such time minus Reserves at such time in respect of NICO’s liability for Ultimate Net Loss under the LPT Retrocession Agreement.  For purposes of calculating the Remaining Incurred Limit, Reserves shall be determined on an undiscounted basis.

“Remaining Paid Limit” means, at any time, the Retro Limit minus Ultimate Net Loss paid by NICO at such time.

“Representative” means, with respect to any Person, such Person’s officers, directors, employees, managing directors, agents, advisors, and other representatives.

“Required Amount” shall have the meaning provided in the Collateral Trust Agreement.

“Reserves” shall have the meaning provided in the LPT Reinsurance Agreement.

“Resolute” shall mean Resolute Management, Inc, a Delaware corporation.

“Retro Limit” shall have the meaning provided in the LPT Retrocession Agreement.

“Retrocession Credit Event” shall have the meaning provided in the LPT Retrocession Agreement.

“Retrospective Premium” shall have the meaning provided in the LPT Retrocession Agreement.

“Reverse Transition Services Agreement” shall have the meaning set forth in Section 15.4(a)(i) hereof.

“Reverse Transition Trigger” shall have the meaning set forth in Section 15.4(a) hereof.

“Scope of Service” shall mean the Subject Business and the Third Party Reinsurance Agreements, but only as and to the extent they relate to (i) Subject Asbestos Liabilities, (ii) Included Reinsurance Recoverables, and (iii) to the extent set forth in Section 4.3 hereof, to Mixed Accounts and/or Mixed Claims.  Scope of Service also includes, to the extent arising out of the Subject Asbestos Liabilities, any claim assertions that any Reinsured:

(a)                                  failed to warn any Person of potential asbestos exposure,

(b)                                 engaged in any unfair trade practice or failed to handle claims in good faith,

(c)                                  negligently or otherwise improperly conducted loss control functions,

(d)                                 failed to settle or pay claims within policy limits,

(e)                                  otherwise negligently or improperly conducted claims handling,

(f)                                    misrepresented, or otherwise committed a tort or fraud in connection with the Subject Business, or

(g)                                 failed to properly comply with Medicare or other laws.

“Security Amount” shall have the meaning provided in the Collateral Trust Agreement.

“Security Incident” shall have the meaning set forth in Section 16.5(c) hereof.

“Security Requirements” shall have the meaning set forth in Section 16.6(a)(i).

“Special Event Trigger” shall mean the occurrence of any of the following:  (i) NICO’s A.M. Best Financial Strength Rating falls below A-, or (ii) NICO becomes subject to dissolution, liquidation, conservation, rehabilitation, bankruptcy, statutory reorganization, receivership, compulsory composition, or similar proceedings in any jurisdiction, or if one or more creditors of NICO take over its management, or if NICO otherwise enters into any arrangement with creditors, or makes an assignment in whole or in part for the benefit of creditors, or if any significant part of NICO’s undertakings or property is impounded or confiscated by action of any Governmental Authority, or if NICO consents to or its shareholder(s), Board, or management authorizes or consents to any of the foregoing.

“Steady State” means the period following the Transition Period, in which Administrative Services will be performed on an ongoing basis by the entity whose responsibility it is to perform them under this Administrative Services Agreement.

“Subcontractor” shall have the meaning set forth in Section 2.5(a) hereof.

“Subject Asbestos Liabilities” shall have the meaning provided in the LPT Reinsurance Agreement.

“Subject Business” shall have the meaning provided in the LPT Reinsurance Agreement.

“Subject Claim” means an Asbestos Claim within the Subject Asbestos Liabilities.

“Subject Contract” means any Underlying Policy or any Third Party Reinsurance Agreement.

“Systems” shall have the meaning set forth in Section 16.6(a)(i) hereof.

“Tax” shall have the meaning provided in the Master Transaction Agreement.

“Tax Return” shall have the meaning provided in the Master Transaction Agreement.

“Third Party Reinsurance Agreements” shall have the meaning provided in the LPT Retrocession Agreement.

“Third Party Reinsurance Recoverables” shall have the meaning provided in the LPT Retrocession Agreement.

“Third Party Reinsurers” shall have the meaning provided in the Master Transaction Agreement.

“Transaction Documents” shall have the meaning provided in the LPT Reinsurance Agreement.

“Transition” shall mean the transfer of systems, data, and functional capability from Reinsureds to NICO so that NICO may exercise its responsibilities under this Administrative Services Agreement.

“Transition Period” shall mean the period commencing with the Closing Date and ending at such time as the Parties agree that the Transition has been substantially completed.  As of the date hereof, the Parties estimate that the Transition Period will be approximately twelve months.

“Transition Services Agreement” means the document annexed as Exhibit B hereto, which is incorporated into this Administrative Services Agreement and describes the services to be provided during the Transition Period by Reinsureds to NICO, and by NICO to Reinsureds, and the compensation therefor.

“Ultimate Net Loss” shall have the meaning provided in the LPT Retrocession Agreement.

“Underlying Policy” means any policy, contract, slip, binder, or other evidence of insurance or reinsurance that has given rise to, or may in the future give rise to, Subject Asbestos Liabilities.

“Virus” means any “back door,” “time bomb,” “Trojan horse,” “worm,” “drop dead device,” “virus,” “malicious logic,” or other similar software routines, devices, computer codes, programs or hardware components or other undisclosed feature or file that (i) is designed to permit unauthorized access to software, hardware or data or other systems elements or (ii) intentionally may disrupt, disable, harm, erase or otherwise impede in any manner the operation of the foregoing features or files, any portion thereof or any other software, firmware, hardware, network or other systems element.

ARTICLE II
AUTHORITY; SERVICE STANDARDS

2.1                               Appointment

(a)           Each of the Reinsureds hereby appoints NICO, for the period specified in Article XV hereof, as an independent contractor of such Reinsured to perform the administrative and other services identified herein as to be performed by NICO (the “Administrative Services”), solely within the Scope of Service and all on the terms, and subject to the limitations, as set forth in this Administrative Services Agreement.

(b)           NICO accepts such appointment and agrees to perform the Administrative Services on behalf of Reinsureds on such terms and subject to such limitations.

(c)           Each Party shall cooperate to the full extent reasonably possible with the other Parties in the transfer of responsibility for the performance of the Administrative Services from Reinsureds to NICO in accordance with the terms of this Administrative Services Agreement and the Transition Services Agreement.

(d)           In order to assist NICO in the performance of the Administrative Services hereunder, Reinsureds shall deliver to NICO and, if requested by NICO, to Resolute so long as it remains an Affiliate of NICO and is acting as a Subcontractor, an appropriate power of attorney that shall nominate, constitute, and appoint NICO and/or Resolute, as the case may be, as their attorney-in-fact with respect to the rights, duties, and privileges and obligations of Reinsureds in and to matters within the Scope of Service, with full power and authority to act in the name, place and stead of Reinsureds with respect thereto, including the power, without reservation, to service and enforce Subject Contracts within the Scope of Service, to adjust, to defend, to settle, and to pay Subject Claims, and to take such other and further action as may be necessary or desirable to effect the transactions contemplated by the LPT Reinsurance Agreement, the LPT Retrocession Agreement, the Master Transaction Agreement, this Administrative Services Agreement and the Transition Services Agreement, but in all cases only to the extent of the rights and authority granted to NICO pursuant to this Administrative Services Agreement and the Transition Services Agreement and in accordance with the terms of this Administrative Services Agreement and the Transition Services Agreement.

(e)           At such time as an entity identified in paragraph (ii) or (iii) of the definition of Reinsured in the LPT Retrocession Agreement executes the addendum to the LPT Reinsurance Agreement specified in such definition, it shall likewise execute an addendum to this Administrative Services Agreement acknowledging that it is bound by the terms and conditions hereof, and it shall thereupon become a Reinsured for all purposes hereunder.

2.2                               Services Standards

NICO shall perform the Administrative Services provided for hereunder (including under the Transition Services Agreement) on behalf of Reinsureds in a professional and competent manner and in accordance with (i) the terms of the Subject Contracts within the Scope of Service, (ii) to the extent not in conflict with any other provision of this Section 2.2, standards of service that conform with NICO’s service standards for administering similar insurance contracts issued by NICO in its own name, and (iii) Applicable Law and, subject to the foregoing and the purposes of this transaction, shall act in such a manner as not to materially prejudice Reinsureds and with due regard for their reputation, or trust of their respective employees, directors and officers, as insurers and as professional claims managers.  NICO shall at all times maintain, or ensure that its Subcontractors maintain for it, sufficient facilities and trained personnel of the kind necessary to perform its obligations under this Administrative Services Agreement in accordance with the performance standards set forth herein.  NICO acknowledges that the due and timely performance of all Administrative Services required by this Administrative Services Agreement and the Transition Services Agreement in a professional and competent manner is of critical importance to the Reinsureds.

2.3                               Compliance; Licensure

(a)           NICO shall comply with all Applicable Law including all licenses, consents, authorizations, permits, orders and qualifications from and filings with Governmental Authorities necessary to perform the Administrative Services required by this Administrative Services Agreement and the Transition Services Agreement in connection with the performance of its duties hereunder and shall act consistently in all material respects with, and not knowingly cause Reinsureds to be out of compliance with, the terms of the Subject Contracts.  NICO shall communicate promptly to the Reinsureds in writing upon having knowledge of the non-renewal, lapse, suspension, or termination of any license, consent, authorization, permit, order, qualification or filing required by Applicable Law in connection with the Scope of Service.

(b)           NICO shall execute data protection agreements, such as the Standard Contractual Clauses issued by the European Commission, to the extent required by Applicable Law in connection with its performance of the Administrative Services and the Transition.

(c)           NICO warrants that it is, and it shall use its commercially reasonable efforts to insure that its Subcontractors are, and shall continue to be, and their respective employees, agents, and representatives are, or shall become and remain, licensed, in whatever capacity is required, including without limitation licensed as a third-party administrator by the Governmental Authorities of all jurisdictions in which Reinsureds are licensed as of the Closing Date.  NICO shall bear at its Own Expense all costs and expenses relating to its own licensing and that of its Subcontractors and that of the employees, agents, and representatives of any of them.

2.4                               Independent Contractor

For all purposes hereof (including the Transition Services Agreement), NICO shall at all times act as an independent contractor.  NICO and its Affiliates, on the one hand, and Reinsureds and their Affiliates, on the other hand, shall not be deemed employees, representatives, partners, joint venturers, or fiduciaries of one another, nor shall this Administrative Services Agreement, the Transition Services Agreement or the Administrative Services or any activity or any transaction contemplated hereby be deemed to create any partnership or joint venture between the Parties or among their Affiliates.  NICO and its Representatives are not eligible for, nor may they participate in, any employee benefit plans of Reinsureds or any of their Affiliates.  Reinsureds and their Representatives are not eligible for, nor may they participate in, any employee benefit plans of NICO or any of its Affiliates.

2.5                               Subcontracting

(a)           NICO shall not subcontract the performance of any services that NICO is to provide hereunder (including under the Transition Services Agreement) to another Person (a “Subcontractor”) without the prior written consent of Reinsureds (which consent shall not be unreasonably withheld, conditioned or delayed); provided, however, that such consent will not be required if the applicable Subcontractor is Resolute for such time as it is an Affiliate of NICO and provided further that in the case of Administrative Services relating to other than claims handling, Reinsureds’ consent will not be required if the applicable Subcontractor is an Affiliate of NICO.

(b)           Notwithstanding the foregoing, NICO shall not permit a Subcontractor other than Resolute to participate in Transition activities at Reinsureds’ Jersey City Asbestos Claims Unit without Reinsureds’ prior written consent (which consent shall not be unreasonably withheld, conditioned or delayed).

(c)           In the event of any such subcontracting, NICO shall not be relieved from any of its obligations or liabilities hereunder, including compliance with Applicable Law and maintenance of proper licensure, and NICO shall remain responsible for all obligations or liabilities of such Subcontractor with respect to the providing of such service or services as if provided by NICO; provided to that the extent that a service is provided by one or more Subcontractors and employees of the Subcontractor(s) providing a service meet applicable licensing requirements, NICO shall be deemed to be in compliance with said licensure requirements.

ARTICLE III
COMPENSATION

3.1                               Compensation

(a)           Except as otherwise provided in Section 4.3, NICO shall perform the Administrative Services within the Scope of Service at its Own Expense and without any rights of reimbursement from Reinsureds, in consideration of Reinsureds having entered into the LPT Reinsurance Agreement and the Master Transaction Agreement and the transactions contemplated thereby, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged.

(b)           Except as not otherwise permitted by Applicable Law or the Master Transaction Agreement or the Ancillary Agreements, and in accordance with the provisions of the Transition Services Agreement, the Reinsureds shall make available during the Transition Period the matters identified in the Transition Services Agreement.  NICO shall at its Own Expense reimburse the Reinsureds for their Transition expenses in accordance with the Transition Services Agreement.

(c)           At the reasonable request of NICO, Reinsureds shall perform searches for policy, reinsurance, claims, payment and underwriting files of the Reinsureds and shall provide copies and if necessary testimony with respect to, such policy, reinsurance, claims, payment and underwriting files, to NICO.  NICO shall, at its Own Expense and upon demand therefor but without duplication of amounts paid under the Transition Services Agreement, pay (i) the Reinsureds’ Hourly Rates for the performance of such searches for policy, reinsurance, claims and underwriting files, (ii) for all of the copies made pursuant to this Section 3.1(c) and (iii) the Reinsureds’ Hourly Rates for time spent in connection with preparing to provide and providing testimony as to these matters.  NICO shall likewise pay Reinsureds’ Hourly Rates for significant reinsurance-related activities requested by NICO that are outside the scope of the Steady State activities listed in the Transition Services Agreement.  NICO acknowledges that the hourly rates set forth in Schedule 3.1(c) are reasonable as of the Closing Date.

(d)           Reinsureds shall store and maintain closed claim files at their Own Expense and in accordance with the Reinsureds’ closed claim file policy as in effect from time to time for storing and maintaining such closed claim files.  Prior to destruction of any policy, reinsurance, claims, payment or underwriting files of the Reinsureds relating to the Subject Asbestos Liabilities, Reinsureds shall advise NICO and NICO, at its Own Expense, may retain such files.

(e)           Reinsureds shall maintain existing arrangements for ceded broker fee-for-service contracts, or reasonable replacement thereof, and will be responsible for the payment of ceded broker fees.

ARTICLE IV
ADMINISTRATIVE SERVICES

4.1                               Administrative Services

(a)           Administrative Services to be performed by NICO with the respect to matters within the Scope of Service shall include the right and obligation to perform each of the following:

(i)                                     to adjust, handle, agree, settle, pay, compromise or repudiate any claims or any other liability, outgoing or expense;

(ii)                                  to commence, conduct, pursue, settle, appeal or compromise any legal arbitration or other proceedings whatsoever;

(iii)                               to collect claim refunds, salvages and reinsurance recoveries;

(iv)                              to agree to, or exercise any right to, set off any claims on behalf of Reinsureds against reinsurance recoveries or vice versa or to settle any balance of account owing to or from the Reinsureds;

(v)                                 to agree, on behalf of the Reinsureds, to fund the obligations of any third party in connection with any Subject Claim;

(vi)                              to agree to any without prejudice payment or any extra-contractual payment of or on behalf of the Reinsureds;

(vii)                           to enter into any arrangements that NICO considers will or may avoid or reduce any liability for Losses, Allocated Loss Adjustment Expenses, or Extra Contractual Obligations;

(viii)                        to use the name of any Reinsured in connection with the exercise of any or all of the powers conferred by this Administrative Services Agreement;

(ix)                                to exercise any rights of subrogation or other rights of recovery;

(x)                                   to enter into discussions or negotiations with any insured or reinsured Person or their Representatives in connection with the Subject Business;

(xi)                                to enter into, amend or cancel any arrangements or agreements with third parties, including in relation to the handling or collection of claims, debts, or reinsurance recoveries;

(xii)                             to coordinate with Reinsureds on the handling of escheat claims with respect to the Subject Asbestos Liabilities;

(xiii)                          to share information received from Reinsureds, including any information in their files and records, with other insurers, reinsurers, claimants, and other Persons as may be necessary in the judgment of NICO to perform the Administrative Services to be performed by it pursuant to this Administrative Services Agreement;

(xiv)                         to retain and instruct lawyers, claims adjusters, or other consultants or experts in connection with the foregoing;

(xv)                            collect, pursue, settle or compromise Retrospective Premiums; and

(xvi)                         all matters relating to the administration, settlement, and payment of claims and Extra Contractual Obligations with respect to Subject Asbestos Liabilities, all matters relating to administration of and pursuit of recovery of Included Reinsurance Recoverables and Other Recoverables, and all other matters reasonably ancillary to these enumerated matters.

For the avoidance of doubt, NICO’s right to perform and performance of such Administrative Services is subject to all the terms and conditions of this Administrative Services Agreement, so that (by way of example only) services with respect to reinsurance recoveries are subject to Article VI hereof.

(b)           The authority granted NICO in this Administrative Services Agreement, including without limitation Articles IV, V, and VI, relates solely to matters within the Scope of Service.  NICO has no authority to act for or on behalf of Reinsureds for matters outside the Scope of Service except as expressly set forth within this Administrative Service Agreement and the Transition Services Agreement.

(c)           From and after the Closing Date, Reinsureds shall not settle, commute, or compromise any direct Subject Claim, or any reinsurance claim arising from the Subject Asbestos Liabilities, or amend, alter or endorse any Underlying Policy insofar as it relates to the Subject Asbestos Liabilities except:

(i)                                     with the prior written consent of NICO (which consent shall not be unreasonably withheld, conditioned or delayed), or

(ii)                                  as expressly set forth in Articles IV, V and VI.

4.2                               Levels of Authority

(a)           Subject at all times to the other terms and conditions hereof, authority with respect to given actions or groups of actions is given in this Administrative Services Agreement, at five levels, as follows:

(i)                                     “NICO-Only” means that NICO retains all authority with respect to the action or group of actions and need not consult with Reinsureds before proceeding.

(ii)                                  “NICO-in-Consultation” means that NICO retains ultimate responsibility with respect to the action or group of actions but must consult in good faith with Reinsureds before proceeding.

(iii)                               “Joint Authority” means that neither NICO nor Reinsureds may act without the other Party’s consent, which may be given, conditioned, or withheld in such other Party’s sole discretion.

(iv)                              “Chartis-in-Consultation” means that Reinsureds retain ultimate responsibility with respect to the action or group of actions but must consult in good faith with NICO before proceeding.

(v)                                 “Chartis-Only” means that Reinsureds retain all authority with respect to the action or group of actions and need not consult with NICO before proceeding.

(b)           The Parties may, by mutual agreement, establish written protocols for how, when, and how often consultation shall take place with respect to any actions or groups of actions as to which authority is NICO-in-Consultation or Chartis-in-Consultation.

4.3                               Mixed Accounts and Mixed Claims

(a)           The Parties acknowledge that there will be insureds within the Subject Business, or collections of related such insureds whose claims are normally processed in conjunction with one another, that have or may potentially have claims from more than one of the categories Subject Claims, Group I Claims, Other Asbestos Claims, Non-Asbestos Claims, and Mixed Claims.  Each such insured or collection of related insureds is referred to in this Administrative Services Agreement as a “Mixed Account.”

(i)                                     It is the Parties’ general expectation that, in the administration of Mixed Accounts, (A) the Reinsureds shall administer such portions of the Mixed Account as relate to Non-Subject Claims, and (B) NICO shall administer such portions of the Mixed Account that relate to Subject Claims.  NICO and the Reinsureds shall establish and maintain an open channel of communication with each other with respect to the claims contained within each Mixed Account.

(ii)                                  The Parties shall create during Transition and thereafter maintain and amend as necessary a list of the accounts that are currently being treated as Mixed Accounts.

(b)           Where NICO provides services for a claim or related claims that are partially or in whole Non-Subject Claims, due either to lack of information or to the indivisibility of the claim or related claims, the Reinsureds shall reimburse NICO for the Direct Costs of providing such services, with the allocation of the Direct Costs between NICO and the Reinsureds to be on the basis of exposure each had on the claim (in the case of NICO, the exposure is in its capacity as retrocessionaire under the LPT Retrocession Agreement).  If NICO has reason to believe that a claim it is handling is partially not within the Subject Asbestos Liabilities and NICO has reason to believe that the Reinsureds’ exposure on the claim or related claims is in excess of $100,000, NICO shall promptly notify the Representative of the Reinsureds or his designee, and the parties shall reach a good faith agreement on the handling of the claim or related claims.  “Direct Costs” as referenced herein refers to the Hourly Rates of the individual(s) handling the account multiplied by the actual hours devoted by such individual(s) to the Mixed Account.  To the extent practicable, allocation of Direct Costs will be by actual hours worked and otherwise in accordance with the principles set forth in subparagraphs (c) and (d) below.

(c)           If an individual claim on a Mixed Account is a Subject Claim, inward or outward payments in connection with such claim shall be allocated to the Subject Asbestos Liabilities.  If an individual claim on a Mixed Account is a Non-Subject Claim, then no inward or outward payment in connection with such claim shall be allocated to the Subject Asbestos Liabilities.

(d)           To the extent practicable, inward and outward payments on any Mixed Claim whether or not arising from a Mixed Account, shall be allocated to, or not to, Ultimate Net Loss on the Subject Asbestos Liabilities based upon the actual cause of the injury or damage the claimant, identified at the time of settlement or judgment.  If information as to the actual cause of injury or damage is unclear or unavailable, then indemnity payments shall be allocated among the Parties based upon the best available information within one year after the settlement or judgment as to any claims in such account.  Such indemnity payments will be billed as they are made, without prejudice to either Party’s right to adjust any allocation within one year of the settlement or judgment.

(e)           To the extent that Allocated Loss Adjustment Expenses incurred for a Mixed Account or for a tranche of claims within a Mixed Account cannot practicably be allocated as incurred on specific claims within such account or tranche, then such expense payments shall be provisionally allocated on an equitable basis to, or not to, Ultimate Net Loss on the Subject Asbestos Liabilities in accordance with the allocation of the gross indemnity exposure on the claims in question.  Such expense payments will be billed as they are made and shall be without prejudice to either Party’s right to adjust any allocation, no later than one year after settlement or judgment of all claims in the account or tranche, in accordance with the manner indemnity payments, if any, on such account or tranche have been allocated.

(f)            In the event that a claim arises subject to Section 4.3(c) and Section 4.3(d), above, the Parties shall use reasonable best efforts to obtain the data and information required to establish accurate allocations among the Parties.  Notwithstanding the foregoing, the Parties may establish mutually agreed upon protocols for certain accounts and such protocols may set forth alternative allocations arrangements with respect to each such account.

4.4                               Conflict of Interest

(a)           Whenever a claim otherwise within the Scope of Service arises: (i) by, or from, any Reinsured against Berkshire or any insurer, reinsurer or other company that is a direct or indirect Subsidiary of Berkshire or is otherwise an Affiliate of Berkshire (each, a “Berkshire Owned Entity”), or that involve NICO or Resolute or another Berkshire Owned Entity as an administrator for a third party (a “Berkshire Administered Entity”), or (ii) against any Reinsured by, or from, a Berkshire Owned Entity, or that involve a Berkshire Administered Entity as such, NICO shall provide prompt written notice of such claim to the Reinsureds upon becoming aware thereof, including such details as may be appropriate.  NICO shall use commercially reasonable efforts to keep itself informed as to the identity of Berkshire Owned Entities and Berkshire Administered Entities.  If NICO and Reinsureds agree that NICO should handle the claim notwithstanding the conflict of interest, NICO shall do so in good faith and in pursuit of the singular interests of Reinsureds.  Otherwise, Reinsureds shall handle all discretionary aspects of the claim in accordance with the standards set forth in Section 2.2, and NICO shall perform such ministerial tasks (such as making accounting entries or moving funds) as may be required under the direction of Reinsureds.

(b)           Reinsureds and NICO acknowledge that Berkshire Owned Entities manage claims on behalf of entities in addition to Reinsureds.  In recognition thereof:

(i)                                     If Berkshire Owned Entities are engaged in substantive settlement discussions (including without limitation discussions aimed at buyout agreements or coverage-in-place agreements) with an insured or a group of insureds both on behalf of Reinsureds and on behalf of one or more Berkshire Administered Entities not Affiliates of Reinsureds (regardless of whether the discussions are conducted together or are ostensibly or actually separate), or if it is contemplated that such discussions might take place either simultaneously or in near proximity in time, NICO shall consult with the Reinsureds as to how best to protect Reinsureds from the potential conflicts of interest inherent in such joint or nearly proximate negotiations while preserving to all parties such efficiencies as such joint negotiations may engender.

(ii)                                  NICO shall initiate similar consultations with Reinsureds in the event there are, or are contemplated to be, joint, simultaneous, or nearly proximate negotiations with one or more entities that reinsure both Reinsureds and at least one Berkshire Administered Entity.

(iii)                               In the circumstances described in clauses (i) and (ii) above, claims and reinsurance authority that would otherwise be NICO-Only or NICO-in-Consultation shall be Joint Authority.

ARTICLE V
CLAIMS HANDLING SERVICES

5.1                               Claims Handling Services

The Administrative Services shall include, as necessary and appropriate, all functions relating to the handling of Subject Claims, including those functions set forth in this Section 5.1.

(a)           NICO shall acknowledge, consider, review, investigate, deny, settle, pay or otherwise dispose of each Subject Claim.  All payments of Losses, Allocated Loss Adjustment Expenses, and Extra Contractual Obligations in respect of Subject Asbestos Liabilities shall be made in accordance with Section 13.1 hereof.

(b)           Without limiting paragraph (a) of this Section 5.1, and subject to Reinsureds providing the services set forth in the Transition Services Agreement, as necessary and appropriate, NICO shall:

(i)                                     establish, maintain and organize Subject Claim files and maintain and organize other Subject Claims-related records;

(ii)                                  review all Subject Claims and determine whether the claimant is eligible for payment and if so, the nature and extent of such payment;

(iii)                               maintain trained claims personnel;

(iv)                              maintain a complaint log with respect to the Underlying Policies in accordance with applicable requirements of Governmental Authorities and provide a copy of such log upon the Reinsureds’ request;

(v)                                 subject to Section 8.1 and paragraph (vi) below, provide Reinsureds with such information as is necessary for them to comply with regulatory requirements related to the Subject Asbestos Liabilities;

(vi)                              provide necessary Medicare Set Aside information as directed by Reinsureds and, subject to receipt of necessary information from Reinsureds, comply on behalf of Reinsureds with Medicare lien requirements, it being understood that NICO shall not be required to report directly to Centers for Medicare and Medicaid Services;

(vii)                           subject to Section 8.1, respond promptly to all written or oral Subject Claims-related communications that NICO reasonably believes to require a response; and

(viii)                        in accordance with Articles VIII and XII hereof, respond to, or assist Reinsureds in responding to, regulatory and legal matters to the extent such matters relate to Subject Claims.

5.2                               Direct Claims Authority

Subject to Sections 4.3 and 4.4 hereof, NICO’s authority with respect to direct claims handling within the Scope of Service is NICO-Only except as follows:

(a)           Claims of relationship insureds scheduled on Schedule 5.2 hereof, as such may be reasonably amended from time to time, are NICO-in-Consultation.

(b)           Claims involving coverage issues affecting multiple lines of business, as reasonably identified from time to time by Reinsureds to NICO, are NICO-in-Consultation.

(c)           Subject to Section 4.3(b), taking coverage positions on Mixed Claims or Mixed Accounts is NICO-in-Consultation.

(d)           Settlements of more than $100 million or involving more than 10% of the Remaining Paid Limit are NICO-in-Consultation.

(e)           New or amended policy buybacks or coverage-in-place agreements, or amendments to Underlying Policies involving material amounts of exposure to both Subject Asbestos Liabilities and Non-Subject Liabilities are Joint Authority.  Similar transactions for Mixed Accounts that are Subject-Asbestos-only or non-asbestos-only are NICO-in-Consultation or Chartis-in-Consultation, respectively.  For the avoidance of doubt NICO does not have authority to amend, alter, or endorse any Underlying Policy,

(f)            Allocation of settlement amounts among affected policies is NICO-in- Consultation, if the amount being allocated exceeds $10,000,000, unless another provision of this Administrative Services Agreement provides for greater control by Chartis, in which event such other provision shall control.

ARTICLE VI
ADMINISTRATION OF THIRD PARTY REINSURANCE AGREEMENTS

6.1                               Third Party Reinsurance Administration

(a)           In performing the Administrative Services with respect to the Third Party Reinsurance Agreements within the Scope of Service, NICO shall have the right and obligation to,

subject to the authority levels granted herein and the other terms and conditions hereof and pursuant to mutually agreed upon procedures:

(i)                                     administer and collect, on behalf of and in the name of the applicable Reinsureds, Included Reinsurance Recoverables and Other Recoverables due in respect of the Subject Asbestos Liabilities in accordance with the contractual terms of the applicable Third Party Reinsurance Agreements and Underlying Policies in a commercially reasonable manner;

(ii)                                  provide all necessary litigation management functions with respect to the Third Party Reinsurance Agreements;

(iii)                               initiate Legal Proceedings in the name of the applicable Reinsured in those instances where such action is necessary in order for the applicable Reinsured to enforce or protect its rights under the Third Party Reinsurance Agreements in respect of the Subject Asbestos Liabilities;

(iv)                              consult with Reinsureds in the filing of proofs of claim in any insolvent estate or scheme of arrangement;

(v)                                 secure and draw upon any letter of credit or other funds held as appropriate under any Third Party Reinsurance Agreement; and

(vi)                              perform other certain administrative functions relating to the Third Party Reinsurance Agreements within the Scope of Service as agreed to by the Parties from time to time.

(b)           In general terms, and subject to precise procedures to be agreed in the course of the Transition, NICO will provide on a monthly basis (bi-weekly in quarterly close months), or as agreed by the Parties data feeds to Reinsureds, with content and in formats specified by Reinsureds, concerning NICO’s direct claims handling, and Reinsureds will process those feeds through Reinsureds’ existing systems to generate reinsurance proofs, advices, and notices.

(c)           NICO shall pay Reinsureds, at NICO’s Own Expense, a fee to be determined during the course of Transition for the use of Reinsureds’ reinsurance systems and personnel as provided in Section 6.1(b) above.  The fee may include fixed monthly amounts and/or time charges at Hourly Rates, as the parties shall determine, and shall be based upon the principle that Reinsureds are entitled to be compensated for any activities that they would not be performing if NICO were performing all work in connection with collection of Included Reinsurance Recoverables and were simply reporting financial results to Reinsureds.  Thus, by way of example only, Reinsureds are not entitled to compensation for Schedule F reporting activities, but they are entitled to compensation for use of their reinsurance systems to generate proofs, advices, and notices.

6.2                               Expense of Reinsurance Recovery Efforts

For the avoidance of doubt, it is agreed that except in unusual circumstances the only reinsurance recovery costs chargeable as Allocated Loss Adjustment Expenses are the costs of the Services identified in Section 6.1(a)(iii) above.  The cost of the remaining services set forth in Section 6.1(a) is, in general, at NICO’s Own Expense.

6.3                               Responsibility and Authority With Respect to Reinsurance Activities

Authority with respect to reinsurance activities within the Scope of Service is NICO-Only except as otherwise set forth herein and as follows:

(a)           Authority to draw upon reinsurance security posted by Business Relationship Reinsurers is Chartis-Only.

(b)           Authority to demand and/or draw upon reinsurance security posted by reinsurers that are not Business Relationship Reinsurers is NICO-in-Consultation, provided that such authority is Joint Authority if there is a material amount of Non-Included Recoverables under the Third Party Reinsurance Agreement pursuant to which the security is to be demanded or posted.

(c)           Authority to commute any Third Party Reinsurance Agreement that has a greater-than-de minimis amount of Included Reinsurance Recoverables is Joint Authority.  Authority to commute other Third Party Reinsurance Contracts is Chartis-Only.  Authority to effect a partial commutation of a Third-Party Reinsurance Agreement containing a greater-than-de minimis amount of Included Reinsurance Recoverables on a basis that excludes asbestos from the commutation is Chartis-in-Consultation.

(d)           Authority to initiate Legal Proceedings against a reinsurer on a Third Party Reinsurance Agreement is NICO-in-Consultation, provided, however, that if Reinsureds decline to consent to commencement of Legal Proceedings, then NICO may not commence such proceedings for 60 days to enable Reinsureds to resolve the issues that led to their declining to consent.  Thereafter, NICO may proceed, provided, however, that it shall, in doing so, endeavor to take into account the reasons for Reinsureds’ declining to consent.  If waiting 60 days would create a risk of a time bar, NICO may commence the Legal Proceedings at such time as is necessary to prevent application of the time bar but shall seek to stay the proceedings for the remainder of the 60-day period.

(e)           Authority to settle claims or tranches of claims vis-à-vis reinsurer(s) on one or more Third Party Reinsurance Agreements, to the extent solely within the Subject Asbestos Liabilities, is NICO-Only, provided that NICO shall not accept a discount in percentage or dollar terms greater than the amounts set forth in Schedule 6.3(e) without Reinsureds’ consent, which shall not be unreasonably withheld or delayed.

(f)            Authority and responsibility for Third Party Reinsurance Recoverables arising out of Mixed Claims or Mixed Accounts follows the authority and responsibility for the underlying direct claim(s).

(g)           NICO and Reinsureds shall meet periodically to discuss issues of treaty reinsurance coverage that have application and/or implications beyond Included Reinsurance Recoverables, and NICO shall not take coverage positions with respect to specific treaties contrary to those taken on those treaties as a matter of policy without the consent of Reinsureds, which shall be withheld only on an articulable basis of likely harm to Reinsureds with respect to recovery efforts for Non-Included Recoverables.

(h)           Authority with respect to the following arbitration matters is as follows:

(i)                                     Selection of arbitrators and umpires is NICO-in-Consultation, and NICO shall in good faith make every reasonable effort to comply with Chartis’s requests in this area.

(ii)                                  Selection of outside counsel and expert witnesses is NICO-in-Consultation, which selection to be taken from lists to be mutually agreed from time to time.

(i)            Authority to bill and engage in routine collection activities vis-à-vis proportional treaty reinsurers and retrocessionaires of Chartis internal facilities is Chartis-Only.  Handling asbestos-related audits with respect to such reinsurers and retrocessionaires shall be the mutual responsibilities of the Parties in accordance with their respective functions.

(j)            Authority to take an offset against a Third-Party Reinsurer not in rehabilitation or insolvency is Joint Authority, provided, however, that authority shall be NICO-in-Consultation if Reinsureds have informed NICO that the Non-Included Recoverables from the Third-Party Reinsurer are de minimis, and provided further that authority is Chartis-Only if the Included Reinsurance Recoverables from the Third-Party Reinsurer are de minimis.

(k)           Authority with respect to insolvent Third-Party Reinsurers is as follows:

(i)                                     Submission of proofs of claim is NICO-Only for Subject Asbestos Liabilities, but is to be coordinated with the overall Chartis submission as needed.

(ii)                                  Authority to settle claim amounts for individual claims or tranches of claims is as provided for solvent reinsurers.

(iii)                               Taking an offset against an insolvent is Joint Authority, provided, however, that authority shall be NICO-in-Consultation after the bar date set in the insolvency proceedings if the aggregate claims of Reinsureds for Non-Included Recoverables are de minimis and Chartis-in-Consultation if the aggregate claims of Reinsureds for Included Recoverables are de minimis.

6.4                               Forgoing Collection of Third Party Reinsurance Recoverables

NICO shall have the authority to decide not to collect or attempt to collect Third Party Reinsurance Recoverables solely related to the Subject Asbestos Liabilities that NICO deems are uncollectible; provided, however, that neither NICO nor Reinsureds may decide to forgo the collection or attempted collection of any Third Party Reinsurance Recoverable that involves a Mixed Account claim that such Party is administering without the prior written consent of the other Party.

6.5                               Allocation of Reinsurance Recoveries

Recoverables and recoveries from a given Third-Party Reinsurer will be allocated as follows between, on the one hand, Included Reinsurance Recoverables and, on the other hand, Prior Reinsurance Recoverables or other Non-Included Recoverables:

(a)           To the extent feasible, allocation of reinsurance recoverables on account of Mixed Claims will follow the allocation of the direct liability.

(b)           To the extent the Third-Party Reinsurer’s remittance identifies the items being settled, and such items are either all Included Reinsurance Recoverables or all Non-Included Recoverables, the Third-Party Reinsurer’s designation shall control.

(c)           To the extent the Third-Party Reinsurer’s remittance identifies the items being settled, and the portion of each item being settled is determinable from the face of the remittance, the Third-Party Reinsurer’s designation shall control.

(d)           If the Third-Party Reinsurer’s remittance does not identify the portion of each item being settled, the Party receiving the remittance (i.e., either NICO on behalf of Reinsureds or Reinsureds on their own behalf) may, following consultation with the other Party, inquire of the Third-Party Reinsurer as to what was intended to be settled, and if the response brings the remittance within paragraph (b) and/or (c) above, the Third-Party Reinsurer’s designation shall control.

(e)           Otherwise, recoveries from a given Third-Party Reinsurer with respect to Subject Asbestos Liabilities will be allocated pro rata to outstanding billed amounts.

(f)            In all events, the allocation will follow wherever possible any designation the Third-Party Reinsurer makes on the remittance (except a designation that is clearly incorrect on its face), so that, by way of example only, a remittance identified to a particular treaty, but not identified further to specific billings, will be allocated by the foregoing rules only among outstanding invoices with respect to that treaty.

(g)           Absent agreement of the Reinsureds and NICO in each instance, remittances will not be allocated to a billed amount that the Third-Party Reinsurer has made clear it is disputing unless and until all other billed amounts have been satisfied.  This paragraph (g) controls over all other decision rules except (X) paragraph (f), to the extent applicable, and (Y) an express designation of the remittance by the Third-Party Reinsurer as being applicable to the disputed bill(s).

(h)           Allocation of amounts recovered via offset or draws on reinsurance security shall follow the allocation methodology set forth in paragraphs (a)-(g) of this Section 6.5.

ARTICLE VII
ADMINISTRATION OF LPT REINSURANCE AGREEMENT

7.1                               Role of NICO on Behalf of Reinsureds

(a)           NICO, as administrator on behalf of Reinsureds, shall provide such accounts and other information to Reinsureds and Eaglestone as is necessary to prepare cession and cash accounts for the LPT Reinsurance Agreement.

(b)           NICO has no authority to settle LPT Reinsurance Agreement accounts on behalf of Reinsureds other than by the mechanism set forth in Section 13.1 hereof.

7.2                               No Role of NICO on Behalf of Eaglestone

Except for specific authority granted in the LPT Retrocession Agreement, NICO has no authority whatsoever to act on behalf of Eaglestone.

ARTICLE VIII
REPORTING AND REGULATORY COMPLIANCE

8.1                               Regulatory Filings and Examinations

(a)           Commencing to the extent possible on the Closing Date, and in any event no later than the completion of the Transition, and at all times thereafter, NICO shall at its Own Expense take all necessary action within its control so that Reinsureds, solely with respect to matters within the Scope of Service, satisfy all current and future informational reporting and any other requirements imposed by any Governmental Authority.  Without limiting the foregoing, NICO shall timely transmit to Reinsureds the information necessary for Reinsureds to prepare such reports and summaries, including statistical summaries, as are necessary for Reinsureds to satisfy any requirements imposed by a Governmental Authority upon any Reinsured with respect to matters within the Scope of Service.  In addition, NICO, upon any Reinsured’s reasonable request, shall promptly provide to such Reinsured copies of all existing records relating to the Scope of Service (including, with respect to records maintained in machine readable form, hard copies) that are necessary to satisfy such requirements.

(b)           NICO shall reasonably assist Reinsureds and cooperate with the Reinsureds in doing all things necessary, proper or advisable in connection with any and all market conduct or other examinations by Governmental Authorities relating to matters within the Scope of Service.

(c)           Any reports or other materials required to be prepared by NICO under this Section 8.1 shall be prepared on a timely basis in order for Reinsureds to be able to comply with any filing deadlines required by contract or by Reinsureds’ internal procedures and policies, in each case to the extent Reinsureds previously provided to NICO with sufficient advance notice thereof and reasonably consistent with NICO’s own internal systems and procedures, or by Applicable Law.  All such reports shall include such information as may reasonably be required by Reinsureds, as applicable, and shall be provided in a form, electronic or otherwise, as is reasonably requested by Reinsureds, as applicable.

8.2                               Financial Reporting Obligations

NICO shall report and account to Reinsureds as set forth in this Section 8.2.

(a)           On an annual basis, starting one year from the end of the Transition Period, NICO shall provide to the Reinsureds a current estimate of the ultimate exposure for Loss, Extra-Contractual Obligations, Included Reinsurance Recoverables, and Other Recoverables related to the Subject Asbestos Liabilities, by account, on a gross, ceded and net basis prior to the application of the LPT Reinsurance Agreement.

(b)           In addition to and not in limitation of Reinsureds’ rights under Section 10.3, NICO shall allow the Reinsureds and their Representatives reasonable access to NICO’s actuarial and claims personnel, documentation, systems and records to the extent required by Reinsureds in order to complete Reinsureds’ actuarial report (insofar as such report relates to the Subject Asbestos Liabilities, the “Reinsureds’ Actuarial Report”) and statutory actuarial opinion.

(c)           Subject to an early processing systems cut-off date that will be agreed during Transition, within two (2) Business Days after the end of each quarter, NICO shall deliver to Reinsureds a quarterly data file (each a “Quarterly Data File”), in a form to be agreed during Transition, as required for financial reporting and other purposes, including requisite coding necessary for all statutory reporting obligations; it being understood that the initial Quarterly Data File shall be for the period from the Closing Date to the last day of the quarter in which this Administrative Services Agreement is executed.  For claims and other transactions within the Scope of Service emanating from Chartis International, NICO shall supply such similar reports and information as Reinsureds shall reasonably require on a schedule that accommodates the non-calendar-quarter closings of Chartis International.

(d)           In addition to the reports described in paragraphs (a) through (c) of this Section 8.2, NICO shall provide the Reinsureds such information related to the Scope of Service as Reinsureds may reasonably request, provided that such information is compiled by NICO in the ordinary course of business.

(e)           Solely for the purposes of determining (i) the Required Amount in a Retrocession Credit Event, (ii) the Security Amount in the event of a Collateral Triggering Event or (iii) if NICO may exercise its withdrawal rights pursuant to Section 6.3 of the Collateral Trust Agreement, NICO may request, from time to time during the term of this Administrative Services Agreement, a copy of the Reinsureds’ Actuarial Report for the purpose of reviewing the Reinsureds’ determination of Reserves.  Upon receipt of such request, the Reinsureds shall provide a copy of the most recent available Reinsureds’ Actuarial Report as promptly as possible to NICO.  If NICO objects to the Reinsureds’ determination of Reserves for the purposes set forth in this Section 8.2(e)(i)-(iii), above, the Parties shall retain either Milliman Inc. or Towers Watson or, if both firms refuse to act in such capacity, such other nationally recognized independent actuarial firm as may be agreed by the Parties, to conduct a review of the calculation of the Reserves set forth in such Reinsureds’ Actuarial Report, and to prepare a report setting forth its findings and conclusions on such matter.  To the extent the issue is determination of the Required Amount, the reporting actuarial firm shall adopt Reinsureds’ determination of Reserves unless it determines that such determination was manifestly unreasonable.  The fees, costs, and expenses of retaining such an actuarial firm shall be allocated by the actuarial firm between the Parties in accordance with the actuarial firm’s judgment as to the relative merits of the Parties’ proposals in respect of the disputed items.

8.3                               Change in Status

(a)           NICO shall (i) notify Reinsureds in writing promptly following (A) the public announcement of entry into any agreement that would result in a majority of the capital stock or a majority of the voting control of NICO no longer being owned or controlled, directly or indirectly, by Berkshire (or its successor) or (B) the adoption of any plan to liquidate, merge or dissolve NICO and (ii) obtain the prior written consent of Reinsureds prior to the sale or transfer of assets of NICO that could reasonably be expected to render NICO unable to perform its obligations under this Administrative Services Agreement.

(b)           NICO shall notify Reinsureds in writing prior to any material change to its claims handling procedures or operations.

8.4                               NICO Controls

During the term of this Administrative Services Agreement, NICO shall maintain its accounting and oversight controls with respect to its operations consistent with the requirements under the Sarbanes-Oxley Act of 2002 (as that statute may be amended from time to time) and with past practice, to the extent consistent with Applicable Law and taking into consideration any wind-down of the Subject Asbestos Liabilities.  NICO shall provide Reinsureds with documentation supporting such compliance upon the request of Reinsureds.

ARTICLE IX
REMEDY FOR ACTIONS IN EXCESS OF AUTHORITY

9.1                               Materiality of Authority Limitations

The Parties acknowledge that, among other things:

(a)           There are Underlying Policies against which there are claims both within and without the Subject Asbestos Liabilities.  Accordingly:

(i)                                     Actions taken by Reinsureds on matters ostensibly apart from the Subject Asbestos Liabilities can affect NICO’s overall economic position vis-à-vis the Subject Asbestos Liabilities.

(ii)                                  Actions taken by NICO on matters ostensibly relating to the Subject Asbestos Liabilities can affect Reinsureds’ overall economic position vis-à-vis matters apart from the Subject Asbestos Liabilities.

(b)           Many of the Third-Party Reinsurance Agreements providing coverage to Reinsureds for Subject Asbestos Liabilities also provide coverage for matters not within the Subject Asbestos Liabilities.  Accordingly:

(i)                                     Actions taken by NICO with respect to reinsurance coverage relating to the Subject Asbestos Liabilities can affect Reinsureds’ overall economic position vis-à-vis their reinsurers on matters apart from the Subject Asbestos Liabilities.

(ii)                                  Actions taken by Reinsureds with respect to reinsurance coverage on claims not arising from the Subject Asbestos Liabilities can affect NICO’s overall economic position vis-à-vis reinsurance recovery on Included Reinsurance Recoverables.

(c)           Actions taken either by NICO or by Reinsureds vis-à-vis third parties, whether policyholders or reinsurers, can have consequences that are impossible to undo vis-à-vis such third parties.

(d)           Accordingly, compliance with the authority limitations herein, both on NICO and on Reinsureds, is a material economic element of the overall transaction for both Parties.  The Parties shall maintain an open channel of communication in an effort to identify as early as possible, and address in good faith, any disputes or differences as to how such authority limitations apply in specific circumstances.

9.2                               Remedy

(a)           If NICO takes action with respect to an underlying insured in excess of its authority to do so, and such action increases Reinsureds’ exposure to that insured on matters apart from the Subject Asbestos Liabilities, then:

(i)                                     NICO shall be deemed to reinsure Reinsureds directly (i.e., not via retrocession from Eaglestone), and at NICO’s Own Expense, for the increase in exposure, such deemed reinsurance to be paid as and to the extent such increase manifests itself on a paid basis.

(ii)                                  The burden of proof shall be on Reinsureds to establish that NICO acted in excess of its authority, that its action increased Reinsureds’ economic exposure, and the amount, from time to time, by which such increase has manifested itself and thus is recoverable from NICO.

(b)           If Reinsureds take action with respect to an underlying insured in excess of their authority to do so, and such action increases NICO’s exposure to Ultimate Net Loss on the Subject Asbestos Liabilities, then:

(i)                                     The amount of such increase shall be at Reinsureds’ Own Expense as and to the extent it manifests itself on a paid basis.

(ii)                                  The burden of proof shall be on NICO to establish that Reinsureds acted in excess of their authority, that their action increased NICO’s economic exposure, and the amount, from time to time, by which such increase has manifested itself and thus is at Reinsureds’ Own Expense.

(c)           If NICO takes action vis-à-vis a reinsurer on a Third Party Reinsurance Agreement in excess of its authority to do so, and such action reduces the amount recoverable by Reinsureds on matters apart from the Subject Asbestos Liabilities, then

(i)                                     NICO shall be deemed to reinsure Reinsureds directly, and at NICO’s Own Expense, for the increase in Reinsureds’ net caused by the reduction in the recoverable, such deemed reinsurance to be paid as and to the extent such increase manifests itself on a paid basis.

(ii)                                  The burden of proof shall be on Reinsureds to establish that NICO acted in excess of its authority, that its action reduced Reinsureds’ recoverables, and the amount, from time to time, by which such reduction has manifested itself and thus is recoverable from NICO.

(d)           If Reinsureds take action vis-à-vis a reinsurer on a Third Party Reinsurance Agreement in excess of their authority to do so, and such action reduces the amount recoverable by Reinsureds in respect of the Subject Asbestos Liabilities, then

(i)                                     The calculation of Ultimate Net Loss at any time thereafter shall include as an Included Reinsurance Recovery the amount that would have been so included had Reinsureds not taken the action in excess of authority as and to the extent it manifests itself on a paid basis.

(ii)                                  The burden of proof shall be on NICO to establish that Reinsureds acted in excess of their authority, that their action reduced the amount recoverable, and the amount, from time to time, by which such reduction has manifested itself and thus the deemed amount of Included Reinsurance Recoveries to be included in the calculation of Ultimate Net Loss.

ARTICLE X
BOOKS AND RECORDS

10.1                        Transfer and Ownership of Books and Records

In accordance with Section 4.7 of the Master Transaction Agreement, prior to Closing, the Parties shall have in good faith agreed upon a protocol to (a) transfer to NICO the Books and

Records following the Closing and/or (b) provide NICO with reasonable access to the Books and Records during normal business hours following the Closing.  Notwithstanding the foregoing, Reinsureds shall retain legal ownership of such Books and Records and shall be entitled to retain one or more copies and/or originals of such Books and Records.  With respect to any Books and Records that are archived, Reinsureds shall not be required to transfer such archived Books and Records to NICO at the Closing, but instead shall provide NICO with reasonable access to such archived Books and Records.  At any time following the Closing, Reinsureds shall at NICO’s Own Expense transfer all or a portion of the archived Books and Records to NICO upon NICO’s reasonable request.

10.2                        Maintenance of Books and Records

Subject to compliance with the provisions of Section 10.3, NICO shall maintain (including backing up its computer files and maintaining facilities and procedures for safekeeping and retaining documents) Books and Records of all transactions pertaining to the Subject Business in accordance with Reinsureds’ record retention requirements in effect from time to time.

10.3                        Access to Books and Records and Personnel

(a)           NICO and Reinsureds shall each make the Books and Records in its or their possession or under its or their control reasonably available to Reinsureds or NICO, as applicable, or their Representatives, during normal office hours, for such auditing or any other purposes related to the LPT Reinsurance Agreement, the LPT Retrocession Agreement, or this Administrative Services Agreement as Reinsureds or NICO, as applicable, may require.  Reinsureds or NICO, as applicable, shall further, at their Own Expense, be entitled to make copies of the Books and Records for these purposes.

(b)           NICO shall, from time to time at the reasonable request of Reinsureds, make its managerial personnel available for review and discussion with Reinsureds of any and all matters pertaining to the Scope of Service.

(c)           NICO shall provide all reasonably needed information, including access to claim files and personnel, for the purpose of periodically updating actuarial studies of gross liabilities with respect to the gross, net and ceded Subject Asbestos Liabilities.  This obligation shall survive the expiration of this Administrative Services Agreement and shall continue for so long as NICO may have any liability or obligations arising under this Administrative Services Agreement or the LPT Retrocession Agreement.

(d)           To the extent that NICO may be required under the provisions of paragraphs (a), (b) or (c) above to provide information that it does not compile or have readily available in the ordinary course of business or to provide access to its personnel for other than routine meetings, Reinsureds shall reimburse NICO for its fully loaded cost of such compliance.  For the avoidance of doubt, any access to personnel in connection with the fulfillment of the obligations of the Reinsureds or its Affiliates under SAS 70 (or related or successor requirement) shall not be considered routine.

(e)           NICO and/or Reinsureds, as applicable, shall make the Books and Records and its personnel reasonably available at any such location and manner as may be required by any Third Party Reinsurance Agreement.

(f)            NICO shall not, and shall cause its Affiliates and Subcontractors to not, dispose of, alter or destroy any material Books and Records related to Subject Claims or other relevant materials other than in accordance with NICO’s books and records retention policies as may be in effect from time to time, but in no event will NICO dispose of, alter or destroy, or cause or permit any of its Affiliates to dispose of, alter or destroy, any such Books and Records or other relevant materials (i) prior to the seventh anniversary of the Closing and (ii) without providing Reinsureds with advance written notice and the opportunity to take possession of such Books and Records.

(g)           Notwithstanding any other provision of this Section 10.3, a Party shall not be obligated to provide such access to any Books and Records, employees or information if such Party determines, in its reasonable judgment but subject to de novo review in an arbitration commenced pursuant to Article XIX hereof, that doing so would violate Applicable Law or a contract, agreement or obligation of confidentiality owing to a third party; provided, however, that the Party requesting access shall have the right to require such other Party to use its commercially reasonable efforts to take steps in order to provide such access without causing such violations.

ARTICLE XI
INABILITY TO PERFORM SERVICES; ERRORS

11.1                        Inability to Perform Services

In the event that NICO shall be unable to perform normal and routine services as required by this Administrative Services Agreement for any reason for a period that can reasonably be expected to exceed thirty (30) consecutive calendar days, NICO shall provide notice to Reinsureds of its inability to perform the services and shall cooperate with Reinsureds in obtaining an alternative means of providing such services.  NICO will be responsible at its Own Expense for all costs incurred by Reinsureds in obtaining such alternative means and/or restoring services except and to the extent that such inability to provide services results from Reinsureds’ failure to comply with their obligations under the Transition Services Agreement, the consequences of which are dealt with in that agreement.

11.2                        Errors

NICO shall, at its Own Expense, use commercially reasonable efforts to correct any errors in Administrative Services caused by it as soon as practicable after discovering such error or receiving notice thereof from Reinsureds or other Person.

ARTICLE XII
LEGAL ACTIONS

12.1                        Regulatory Proceedings

(a)           If Reinsureds or NICO receives notice of, or otherwise becomes aware of, any regulatory investigation, examination or proceeding or other significant inquiry relating to matters within the Scope of Service, Reinsureds or NICO, as applicable, shall promptly notify the other Party.  Unless Reinsureds choose to delegate responsibility to NICO with respect to a specific matter, Reinsureds shall respond to and resolve all regulatory matters and regulatory investigations, examinations, inquiries and proceedings relating to matters within Scope of Service with the full assistance and cooperation of NICO.

(b)          Notwithstanding anything to the contrary contained in this Administrative Services Agreement, neither Reinsureds nor NICO shall have the authority to institute, prosecute or maintain any regulatory proceedings on behalf of the other Party without the prior written consent of such other Party.

12.2                        Notification Requirements

The following notification requirements are in addition to, and not in limitation of, notification requirements set forth elsewhere in this Administrative Service Agreement or in the other Ancillary Agreements or the Master Transaction Agreement.

(a)           If Reinsureds or NICO receive notice of any litigation, arbitration, declaratory judgment or other legal proceeding against a Party to this Administrative Services Agreement that has been instituted either under, arising out of, or relating to any matter within the Scope of Service, Reinsureds or NICO, as applicable, shall promptly notify the other Party.

(b)           NICO shall promptly notify Reinsureds in writing of any potential loss from an Subject Claim, set of interrelated Subject Claims, or a single account, that is reasonably likely to involve a loss, on a gross of third party ceded reinsurance basis, in the amount of $15,000,000 or greater.  Notice is deemed to have been given for any claim reserved at $15,000,000 or more as of the Closing Date.

(c)           NICO shall promptly notify Reinsureds in writing whenever a Berkshire Owned Entity or a Berkshire Administered Entity is an opposing party in any litigation, arbitration, declaratory judgment or other legal proceeding against Reinsureds that has been instituted either under, arising out of, or relating to any Underlying Policy or Third Party Reinsurance Agreement in respect to the Subject Asbestos Liabilities.

(d)           NICO shall promptly, and in any event within thirty (30) calendar days of such event, notify Reinsureds in writing of any events that constitute a Retrocession Credit Event.

12.3                        Right to Associate

NICO shall prosecute or defend, pursuant to the terms of this Administrative Services Agreement and in the name of and on behalf of the applicable Reinsureds when necessary, any litigation, arbitration or other legal proceeding brought on any contract, policy, or other matter within the Scope of Service.  NICO, when so requested, shall afford Reinsureds an opportunity to be associated with NICO, at Reinsureds’ Own Expense, in the defense of any claim, suit or proceeding involving Subject Asbestos Liabilities, and the Parties shall cooperate in every respect in preparing to prosecute or defend or in the prosecution or defense of such claim, suit or proceeding.

ARTICLE XIII
BANK ACCOUNTS AND PAYMENTS

13.1                        Payment and Receipt of Funds

(a)           Subject to Sections 13.1(b), (c), (d) and (e) below, NICO is authorized on transactions subject to this Administrative Services Agreement to pay funds from, and receive funds into, NICO’s own proprietary accounts.

(b)           NICO’s payment of funds for Losses, Allocated Loss Adjustment Expenses, and/or Extra Contractual Obligations in respect of the Subject Asbestos Liabilities shall be accounted for as (i) payment of the item by Reinsureds, (ii) payment by Eaglestone of Ultimate Net Loss ceded to it by Reinsureds, and (iii) payment by NICO of Ultimate Net Loss retroceded to it by Eaglestone.

(c)           NICO’s receipt of funds on account of Included Reinsurance Recoverables or Other Recoverables in respect of the Subject Asbestos Liabilities shall be accounted for as (i) receipt of the item by Reinsureds, (ii) payment by Reinsureds to Eaglestone of a credit against Ultimate Net Loss ceded to Eaglestone by Reinsureds, and (iii) payment by Eaglestone to NICO of a credit against Ultimate Net Loss retroceded to it by Eaglestone.

(d)           In billing Third Party Reinsurers and in follow-up collection activity, NICO shall adopt procedures reasonably calculated to ensure that any remittance from a Third-Party Reinsurer is identifiable as pertaining to a specific NICO Client Entity.

(e)           NICO shall maintain sufficient records and controls with respect to payments and receipts so that:

(i)                                     Payments made on behalf of Reinsureds are vouchered as such prior to the time of payment and are identifiable, from the moment payment is made, to the specific liability being discharged.

(ii)                                  To the extent funds received by NICO are not specifically identified to one or more NICO Client Entities, such funds shall be held in suspense by NICO until identification and/or allocation of such funds is made.  Such identification and/or allocation, and the basis therefor, shall be documented in NICO’s files prior to release of the item from suspense.

13.2                        Post-Closing Adjustments

To the extent that payments and recoveries are made during Transition or otherwise after the Closing Date by or to Reinsureds in their own behalf that are accountable as part of Ultimate Net Loss, or to the extent NICO has paid or received amounts on behalf of or to Reinsureds that are not accountable as part of Ultimate Net Loss, Reinsureds and NICO shall cooperate in setting up reimbursement procedures for payment and receipt of amounts due between NICO and Reinsureds.

ARTICLE XIV
COOPERATION

14.1                        Cooperation

The Parties shall cooperate in a commercially reasonable manner in order that the duties assumed by NICO pursuant to this Administrative Services Agreement will be effectively, efficiently and promptly discharged, and will not take any actions which would frustrate the intent of the transactions contemplated by this Administrative Services Agreement, the Master Transition Agreement, the LPT Reinsurance Agreement, the LPT Retrocession Agreement or any other Ancillary Agreements.  Each Party shall, at all reasonable times under the circumstances and upon reasonable notice, make available to the other Party properly authorized personnel for the purpose of consultation and decision.  The remedies of Article IX shall apply to this Section 14.1.

14.2                        Relationship Management

In the interest of effective effectuation of this Administrative Services Agreement, the Parties will seek in good faith to have primary communications regarding documents, records, and request for information under this Administrative Services Agreement be made through the following authorized Representatives:

For NICO:

Brian G. Snover
Vice President and General Counsel
Berkshire Hathaway Reinsurance Division
100 First Stamford Place
Stamford, CT 06902
Fax:  (203) 363-5221

For Reinsureds:

Eric S. Kobrick
Deputy General Counsel and
Chief Reinsurance Legal Officer
American International Group, Inc.
180 Maiden Lane
New York, NY 10038
Fax:  (866) 371-7209

Any Party may change its Representative or add additional designated Representatives pursuant to this Section 14.2 on the date hereof or on five Business Days’ advance notice in writing to the other Parties.

ARTICLE XV
DURATION; TERMINATION

15.1                        Duration

This Administrative Services Agreement shall commence on the Closing Date and shall continue until it is terminated under Section 15.2.

15.2                        Termination

(a)           Subject to the provisions regarding survivability set forth in Section 15.4 hereof, this Administrative Services Agreement shall terminate:

(i)                                     at any time upon the mutual written consent of the Parties, which writing shall state the effective date of termination, and consistent with Section 15.3 hereof, shall set forth in reasonable detail the procedure for transferring the Administrative Services to Reinsureds or their designee;

(ii)                                  automatically when the Remaining Paid Limit first becomes zero;

(iii)                               at the option of Reinsureds, upon written notice to NICO, upon the occurrence of a Special Event Trigger;

(iv)                              at the option of Reinsureds, upon the entry of a final determination by an arbitration panel in accordance with Article XIX that NICO has persistently breached this Administrative Services Agreement in such manner as to materially affect the overall allocation of risk between the Parties to the Transaction Documents as a whole; and

(v)                                 at the option of Reinsureds, upon any event or occurrence subject to any change in status specified in Section 8.3(a)(ii) hereof without the prior written consent of Reinsureds.

(b)           In the event that this Administrative Services Agreement is terminated pursuant to Section 15.2(a)(iii), (iv), or (v) Reinsureds shall promptly select a third-party administrator reasonably acceptable to NICO to perform the Administrative Services.

(c)           Following any termination of this Administrative Services Agreement by Reinsureds pursuant to Section 15.2(a)(iii), (iv) or (v), NICO shall at its Own Expense reimburse Reinsureds for any reasonable out-of-pocket costs arising as a result of such termination, including, without limitation, (i) the cost of transitioning the Administrative Services to a substitute provider of Reinsureds and (ii) any fees paid to any such substitute provider.

15.3                        Change in Settlement Authority on Reduction of Remaining Limit

If the Remaining Paid Limit drops below $500 million, then NICO shall not thereafter enter into any settlement or coverage-in-place agreement requiring aggregate cash payments of $30 million or more without the consent of Reinsureds, which shall not be unreasonably withheld or delayed.  If Reinsureds decline to consent, they shall thereafter be responsible at their Own Expense for any Extra Contractual Obligations arising from the failure to settle.

15.4                        Certain Actions Related to Termination

(a)           If (x) the Remaining Incurred Limit drops to zero or (y) any notice of termination is given under either the LPT Retrocession Agreement or this Administrative Services Agreement (each of (x) and (y) a “Reverse Transition Trigger”), then, upon the request of Reinsureds:

(i)                                     Reinsureds and NICO shall negotiate in good faith a services agreement (the “Reverse Transition Services Agreement”) containing terms and conditions mutually acceptable to the Parties, whereby NICO and its Affiliates will provide, at NICO’s fully allocated cost, which shall be at Reinsureds’ Own Expense except as provided in Section 15.2(c), all transition or administrative services reasonably necessary or appropriate in order to transition to Reinsureds of the administration of the Subject Asbestos Liabilities.

(ii)                                  To ensure an effective transition and transfer of the administration of the matters within the Scope of Service, NICO shall, and shall cause its Affiliates and their respective Representatives to, reasonably cooperate and work with Reinsureds in transition planning and implementation.  Reinsureds shall at their Own Expense reimburse NICO for the fully allocated costs incurred by NICO or its Affiliates in connection with any actions undertaken by NICO at the request of Reinsureds in transitioning the administration to Reinsureds.

(b)           Unless otherwise agreed to in writing by the Parties, upon the termination or expiration of this Administrative Services Agreement, NICO shall, and shall cause each of its Affiliates, to, promptly transfer to Reinsureds, or their designee, originals or copies of all Books and Records in the possession or control of such Persons.

15.5                        Survival

The provisions of Section 10.2, Section 10.3, paragraphs (b) and (c) of Section 15.2, Section 15.3, Section 15.4, Article XVI, Article XVIII, and Sections 20.1, 20.7, 20.10 and 20.12 shall survive the termination of this Administrative Services Agreement.

ARTICLE XVI
CONFIDENTIALITY; PRIVACY REQUIREMENTS

16.1                        Definitions

The following terms, when used in this Administrative Services Agreement, shall have the meanings set forth in this Section:

(a)           As used herein, “Confidential Information” means any information of NICO or Reinsureds that is not generally known to the public and at the time of disclosure is identified, or would reasonably be understood by the receiving Party to be proprietary or confidential, whether or not so marked and whether disclosed in oral, written, visual, electronic or other form, and to which the receiving Party (or its contractors or agents) has access to in connection with this Administrative Services Agreement.  For purposes of clarification, Confidential Information includes: (i) business plans, strategies, forecasts, projects and analyses; (ii) financial information and fee structures; (iii) business processes, methods and models; (iv) employee and supplier information; (v) product and service specifications; (vi) manufacturing, purchasing, logistics, sales and marketing information; (vii) methods and training materials; and (viii) the computer systems, architecture, software, datasets, and databases used by a Party; and (ix) the terms and conditions of this Administrative Services Agreement, and in the case of Reinsureds, also includes (A) information about or owned by Reinsureds’ customers, insureds, or claimants; (B) information treated or defined as confidential under the Reinsureds’ policies and standards (to the extent such policies and standards are made known to NICO); and (C) Reinsureds’ data and Personal Information.

(b)           “Nonpublic Personal Information” is as defined in Title V of the Financial Modernization Act (the Gramm-Leach-Bliley Act) (15 U.S.C.  § 6801 et seq.) and related Applicable Law.  Nonpublic Personal Information includes individually identifiable financial and medical or health-related information, including application, policy, or claim information; social security numbers, personal financial information, health information; medical records; and names or lists of individuals derived from nonpublic personally identifiable information becoming known by NICO through the performance of its obligations under this Administrative Services Agreement.

(c)           “Personal Information” shall mean information that identifies an individual, personally, including, but not limited to (i) an individual’s first and last name; (ii) a home or other physical address; (iii) an email address; (iv) a credit card number; (v) a driver’s license number; (vi) a social security number; (vii) information on an individual’s financial status; (viii) an individual’s past, present or future physical, mental or behavioral health or condition; (ix) the provision of health care to any individual; (x) payment for the provision of health care to any individual;

(xi) any information concerning an individual that would be considered “nonpublic personal information” within the meaning of Title V of the Gramm-Leach Bliley Act of 1999 (Public Law 106-102, 113 Stat. 1338) and its implementing regulations, as the same may be amended from time to time and related Applicable Law; (xii) any information that is considered personal information as defined by Applicable Law; or (xiii) any information regarding Insurer’s clients or prospective clients received by NICO in connection with the performance of its obligations under this Administrative Services Agreement, including, but not limited to (a) the fact that an individual has a relationship with the Insurer and/or its parent, affiliated or subsidiary companies, (b) an individual’s account information, and (c) any other information of or relating to an individual that is protected from disclosure by the Standards for Privacy of Individually Identifiable Health Information at 45 CFR Part 160 and Part 164, Subparts A, D, and E or any other Applicable Law of similar import.  Personal Information includes Nonpublic Personal Information.

16.2                        Obligations

The receiving Party will use the same care and discretion to avoid disclosure, publication or dissemination of any Confidential Information received from the disclosing Party as the receiving Party uses with its own similar information that it does not wish to disclose, publish or disseminate (but in no event less than a reasonable degree of care).  The receiving Party will:  (a) use the disclosing Party’s Confidential Information only for the purpose for which it is disclosed in connection with the performance of its obligations under this Administrative Services Agreement or the full enjoyment of its rights hereunder; and (b) not disclose the disclosing Party’s Confidential Information except to:  (i) its employees, Affiliates, agents, contractors, and Subcontractors (and their employees) who both (X) have a need to know such Confidential Information in connection with the performance of the receiving Party’s obligations under this Administrative Services Agreement or the full enjoyment of its rights hereunder and (Y) will take the necessary steps and measures to keep the Confidential Information confidential or (ii) its legal, financial, or other professional advisors, in each case subject to an obligation of confidentiality.  The receiving Party shall ensure that any Affiliates, Subcontractors, agents, advisors and any other third parties to whom Confidential Information is disclosed hereunder have signed an agreement with the same or similar confidentiality obligations as set forth herein or are otherwise bound by similar confidentiality obligations.  The receiving Party is liable for any unauthorized disclosure or misappropriation of Confidential Information by any of its Affiliates, Subcontractors, agents or advisors.  The receiving Party will promptly report to the disclosing Party any breaches in confidentiality of which it is aware that may materially affect the disclosing Party and specify the corrective action taken.  NICO will not commingle the Confidential Information or Personal Information of Reinsureds with any other personal or confidential information.

16.3                        Exceptions to Confidential Treatment

(a)           General.  Except with respect to Personal Information of Reinsureds, this Administrative Services Agreement imposes no obligation upon any Party with respect to information that:  (i) the receiving Party possessed prior to disclosure by the disclosing Party, without an obligation of confidentiality; (ii) is or becomes publicly available without breach of this Administrative Services Agreement by the receiving Party; (iii) is or was independently developed by the receiving Party without the use of any Confidential Information of the disclosing Party other than in connection with the Administrative Services; (iv) is or was disclosed by the disclosing Party without imposing any obligation of confidentiality on the receiving Party; or (v) is or was received by the receiving Party from a third party that does not have an obligation of confidentiality to the disclosing Party or its Affiliates.

(b)           Required Disclosure.  If either Party is requested or required to disclose Confidential Information of the other pursuant to any judicial or administrative process, then such receiving Party shall, to the extent it may legally do so, promptly notify the other Party in writing of such request or requirement.  The Party whose Confidential Information is requested or required to be disclosed shall either: (i) promptly seek protective relief from such disclosure obligation, or (ii) direct the receiving Party to comply with such request or requirement.  The receiving Party shall cooperate with efforts of the disclosing Party to maintain the confidentiality of such information or to resist compulsory disclosure thereof, to the extent it may legally do so, but any costs incurred by the receiving Party shall be reimbursed by the disclosing Party.  If, after a reasonable opportunity to seek protective relief, such relief is not obtained by disclosing Party, or if such Party fails to obtain such relief, the receiving Party may disclose such portion of such Confidential Information that the receiving Party reasonably believes, on the basis of advice of such Party’s counsel, such Party is legally obligated to disclose.  Either Party may disclose Confidential Information to a state insurance regulator or to a tax authority as required under Applicable Law or as required to support that Party’s position on any tax return.

(c)           Return or Destruction.  At Reinsureds’ request and upon the termination of this Administrative Services Agreement, NICO will return or certify or cause the return or certification of destruction by itself, its Affiliates and its Subcontractors of all of Reinsureds’ Confidential Information in NICO’s possession or control.  Reinsureds will have the same obligations with respect to NICO’s Confidential Information as NICO has with respect to Reinsureds’ Confidential Information under this section.  The Parties shall be entitled to retain an archival copy of any Confidential Information (excluding Personal Information) to the extent required to enforce the terms of this Administrative Services Agreement or to comply with Applicable Law or to support its position on any tax return; provided, that such Confidential Information will be returned or destroyed in accordance with this provision and Reinsureds’ document retention policy upon the expiration of the period specified in the Applicable Law, the expiration of the applicable statute of limitations and the final resolution of any pending dispute.  Notwithstanding the foregoing, neither Party shall be obligated to return or destroy the Confidential Information of the other Party to the extent it is maintained in such Party’s disaster recovery or other back-up media; provided that such Confidential Information shall only be accessed in connection with disaster recovery or back-up restoration and that such Confidential Information shall be securely destroyed in accordance with that Party’s record retention policies, practices and procedures.

16.4                        Privacy

To the extent of any conflict between the requirements of Section 16.2 and this Section 16.4, this Section 16.4 shall govern and control with respect to Personal Information.

(a)           Acknowledgement.  NICO acknowledges that it may have access to Personal Information in order to perform its duties under this Administrative Services Agreement and that Personal Information is protected under Applicable Law.

(b)           Use and Disclosure.  NICO agrees to use and disclose the Personal Information only:  (i) as required for it to perform its duties and obligations under this Administrative Services Agreement; (ii) for any lawful purpose related to this Administrative Services Agreement; and (iii) as permitted by Applicable Law.

(c)           Privacy Protection Protocol.  NICO shall at all times maintain a privacy protection protocol, which is sufficient to assure compliance with nondisclosure, privacy, security and other provisions of this Administrative Services Agreement that relate to Personal Information and Confidential Information and with all Applicable Law to the extent of NICO’s obligations under Section 2.3.

(d)           Security Precautions.  NICO shall take all reasonable security precautions to maintain the confidentiality and security of all Personal Information, take all steps necessary to: (i) protect against unauthorized access to Personal Information, (ii) protect against any anticipated threats or hazards to the security of such information and (iii) protect Personal Information as required by Applicable Law.  Among other things, NICO shall: (i) limit access to Personal Information to those actually performing Administrative Services for Reinsureds; (ii) limit access of personnel performing Administrative Services for Reinsureds to that Personal Information reasonably required for the performance of Administrative Services for Reinsureds; (iii) take all reasonable and necessary steps to ensure that Personal Information is transmitted only in a secure manner, including by encryption or equivalent means when reasonable and necessary and when required by Applicable Law; and (iv) take all reasonable and necessary steps to ensure that Personal Information is minimally disclosed, combined, amended, or otherwise altered by NICO personnel so as to maintain its integrity and accuracy.

(e)           Protected Health Information.  If NICO or NICO personnel will have access to “protected health information” (as such term is defined by the HIPAA Privacy Rule), NICO shall execute the Business Associate Agreement substantially in the form attached hereto as Exhibit A.  NICO and NICO personnel shall comply with the terms of the Business Associate Agreement in performing the applicable Administrative Services.  NICO shall be responsible under this Administrative Services Agreement for any failure of NICO or NICO personnel to comply with the terms of the Business Associate Agreement or the Applicable Law referenced in the Business Associate Agreement applicable to NICO in the same manner and to the same extent it would be responsible for any failure to comply with its other obligations under this Administrative Services Agreement.

(f)            Privacy Breach.  If NICO breaches the provisions of this Section 16.4, NICO shall immediately notify Reinsureds and shall, at NICO’s Own Expense, cooperate with Reinsureds in mitigating any potential damages by:

(i)                                     immediately endeavoring to recover all Personal Information from the unauthorized recipient, if known, and instructing the unauthorized recipient to cease and desist from any use of the improperly disclosed Personal Information;

(ii)                                  at the request of Reinsureds, returning within ten (10) Business Days all Personal Information provided by Reinsureds to NICO pursuant to this Section 16.4;

(iii)                               at the request of Reinsureds, deleting from NICO electronic systems and physical records within ten (10) Business Days all Personal Information provided by Reinsureds and providing certification that such deletion has occurred;

(iv)                              assisting and cooperating with any demand forwarded by Reinsureds to NICO as a result of a court order imposed on Reinsureds or from a Governmental Authority having jurisdiction over Reinsureds; and

(v)                                 assisting with taking any other remedial steps reasonably requested by Reinsureds.

(g)           No Limitation.  The inclusion of this Section 16.4 relating primarily to Personal Information shall not, in any way, limit the obligations of NICO under other sections of this Administrative Services Agreement that relate to the protection of Confidential Information generally.

16.5                        Regulatory and Legal Communication

To the extent NICO may legally do so:

(a)           Government Requests.  NICO agrees that, should any Governmental Authority request NICO to submit any information or provide any communication related specifically to the Administrative Services provided by it or any of its Subcontractors or on its or their behalf pursuant to this Administrative Services Agreement, NICO will, to the extent permitted by Applicable Law, notify Reinsureds promptly in writing upon receipt of such request.  In no case shall said notice be received by Reinsureds later than five (5) Business Days after receipt by NICO.  NICO shall contact Reinsureds prior to any response NICO would make to any Governmental Authority that involves any Reinsured, any client of any Reinsured, or any Reinsureds’ relationship with such Governmental Authority.  This provision does not apply to reviews by tax authorities or to state insurance departments in connection with financial examinations.

(b)           Notice.  Without limiting anything in subsection (a) above, NICO shall, to the extent permitted by Applicable Law, provide Reinsureds with prompt written notice of any Governmental Authority review, audit or inspection of, or request to review, audit or inspect, any of NICO’s facilities, processes, or products under the FCPA or any anti-bribery Applicable Law that relates specifically to the Administrative Services furnished to Reinsureds under this Administrative Services Agreement.  Even if Reinsureds are not otherwise identified as involved in the review, audit, or inspection, NICO shall, to the extent permitted by Applicable Law, provide Reinsureds with the summary results of any such review, audit or inspection.  If not legally prohibited, NICO shall provide Reinsureds a reasonable opportunity to provide assistance to NICO in responding to any such review, audit or inspection.

(c)           Security Incident.  In the event of an incident that does, or is reasonably likely to, result in an unauthorized disclosure of, or access to, Personal Information (a “Security Incident”), NICO shall promptly notify Reinsureds of the Security Incident, and NICO shall promptly (and in any event as soon as reasonably practical) (i) perform a root cause analysis and prepare a corrective action plan, (ii) provide Reinsureds with written reports and detailed information regarding any such Security Incident, including how and when such Security Incident occurred and what actions NICO is taking to remedy such Security Incident, (iii) cooperate in the investigation of the Security Incident at Reinsureds’ request, (iv) reimburse Reinsureds for their reasonable out-of-pocket costs of notifying any individuals and/or authorities of the Security Incident if Reinsureds, in their good faith judgment, consider notification necessary, (v) remediate such Security Incident or potential Security Incident and take commercially reasonable actions to prevent its recurrence and assist Reinsureds with any steps required by Applicable Law;

provided, however, to the extent such Security Incident or potential Security Incident is not caused by NICO’s or its Subcontractors’ failure to comply with this Administrative Services Agreement, Reinsureds shall at their Own Expense reimburse NICO for NICO’s reasonable expenses incurred in such remediation, and (vi) promptly restore any lost Reinsureds data to the last available back-up.

(d)           Material Breach.  A breach of this Article XVI may be a material breach of this Administrative Services Agreement.  Each Party acknowledges that monetary damages may not be a sufficient remedy for unauthorized disclosure of Confidential Information or Personal Information and that each Party may therefore be entitled to pre-arbitration injunctive relief pursuant to Section 8.5 of the Master Transaction Agreement.

16.6                        Systems Security

(a)           System Access.

(i)                                     If any Party is given access (each in such capacity, a “Guest User”) to the other Party’s computer system(s), software, datasets and databases (collectively, “Systems”) in connection with its performance or receipt of Administrative Services or its obligations or rights under this Administrative Services Agreement, such Guest User shall comply with the other Party’s (each in such capacity, a “Host”) generally applicable Systems security policies, procedures and requirements (“Security Requirements”), a copy of which will be provided to the Guest User prior to the Guest User’s being given access.  Any changes to the Security Requirements that the Host desires to make shall be provided to the Guest User prior to the date such Security Requirements will go into effect and with sufficient notice to the Guest User to implement the changes to the Security Requirements.

(ii)                                  The Guest User will not tamper with, intentionally compromise or circumvent any security or audit measures employed by the Host.  The Guest User shall ensure that only those personnel specifically authorized to access the Host’s Systems on behalf of Guest User do so.  The Guest User shall make commercially reasonable efforts to prevent unauthorized destruction, alteration or loss of information contained on the Host’s Systems.

(iii)                               If at any time the Guest User determines, or the Host notifies the Guest User, that any Guest User personnel has sought to circumvent or has circumvented the Host’s Security Requirements, or that any unauthorized Guest User personnel has accessed or may access the Host’s Systems, or that any Guest User personnel has engaged in activities that may lead to the unauthorized access, destruction or alteration or loss of data, information or software, the Guest User shall immediately terminate and/or take other reasonable measures to block any such personnel’s access to the Host’s Systems and immediately notify the Host thereof.  Without limiting the Guest User’s obligations stated in the foregoing sentence, the Host may revoke such Guest User’s personnel’s Systems credentials and privileges or otherwise take measures to protect the Systems from such personnel.  Each Host shall be provided reasonably sufficient access to monitor the Guest User’s use of the Host’s Systems and full compliance with the Host’s Security Requirements.  The Guest User and Host shall use good faith efforts at the termination or expiration of the applicable services to ensure that all applicable user IDs and passwords assigned to the Guest User are cancelled.

(b)           Maintenance of Security Requirements.  Each Party agrees to maintain its Security Requirements (or other requirements which are no less protective) for so long as this Administrative Services Agreement is in force.  Each Party shall provide the other Party with reasonable access to copies of its Security Requirements upon reasonable prior written notice by the other Party during the term of this Administrative Services Agreement.

(c)           Virus Protection.  Each Party agrees to implement and maintain the regular use of Virus protection software programs which meet the industry standards that it uses for itself, but in no event less than reasonable measures to prevent Viruses from being coded or introduced into the Systems used in connection with this Administrative Services Agreement.  If a Virus is found to have been introduced into the Systems used in connection with this Administrative Services Agreement, the Parties shall reasonably cooperate to eradicate and reduce the effects of such Virus and, if the Virus causes a loss of operational efficiency or loss of data, provide written notice in no event later than 48 hours after discovery thereof to the other Party and reasonably cooperate to mitigate any losses of operational efficiency or data caused by the Virus.

ARTICLE XVII
FORCE MAJEURE

17.1                        Force Majeure Event

Except for any failure of either Party to comply with the provisions of its then-existing disaster recovery plans, neither Party shall have any liability or responsibility, and shall be excused from performance for, any interruption, delay, impairment or other failure to fulfill any obligation under this Administrative Services Agreement to the extent and so long as the fulfillment of such obligation is interrupted, delayed, impaired, prevented or frustrated as a result of or by natural disaster, hurricane, earthquake, floods, fire, catastrophic weather conditions, diseases or other elements of nature or acts of God, acts of war (declared or undeclared), insurrection, riot, civil disturbance or disorders, rebellion, sabotage, government regulations or directives, embargoes, terrorist acts, or explosions, strikes, failure of or damage to public utility (“Force Majeure Event”); provided that such Party uses best efforts promptly to overcome or mitigate the cause of such delay or failure to perform, including the implementation of such Party’s then-existing disaster recovery plan.  Any Party so delayed in its performance shall immediately notify the other thereof by telephone and confirm promptly thereafter in writing, describing in reasonable detail the circumstances causing such delay, and shall resume the performance of its obligations as promptly as reasonably practicable after the Force Majeure Event has ceased to exist.

ARTICLE XVIII
INDEMNIFICATION

18.1                        Extra Contractual Obligations

This Article XVIII does not address Extra Contractual Obligations as defined in the LPT Reinsurance Agreement and/or the LPT Retrocession Agreement nor does it cover matters subject to Article IX hereof, which shall be treated solely as provided in such Agreement(s) and/or such Article and not as subjects of indemnification hereunder.

18.2                        Indemnification Obligation of NICO

NICO shall, at its Own Expense, indemnify and hold harmless Reinsureds and each of their directors, officers, employees, agents or Affiliates (and the directors, officers, employees and agents of such Affiliates) and representatives thereof at any time and from time to time, from any and all losses, liabilities, costs, claims, demands, compensatory, extra contractual and/or punitive damages, fines, penalties and expenses (including reasonable attorneys’ fees and expenses) (collectively, “Reinsureds’ Indemnity Items,” but only to the extent resulting in damages not included within the definition of Extra Contractual Obligations) arising out of or caused by:  (i) fraud, theft or embezzlement by directors, officers, employees or agents of NICO, its Affiliates or its Subcontractors in connection with the provision of services under this Administrative Services Agreement during the term of this Administrative Services Agreement; (ii) the failure, either intentional or unintentional, of NICO, its Affiliates or its Subcontractors to properly perform the services or take the actions required by this Administrative Services Agreement, including, without limitation, the failure to provide requisite Medicare information or the failure to properly process, evaluate and pay disbursement requests in accordance with the terms of this Administrative Services Agreement; (iii) any other act of negligence or willful misconduct committed by directors, officers, employees or agents of NICO, its Affiliates or its Subcontractors in connection with the provision of services under this Administrative Services Agreement during the term of this Administrative Services Agreement; (iv) any breach of an express warranty hereunder; or (v) any failure of NICO or its Subcontractors to comply with Applicable Law in connection with the provision of services under this Administrative Services Agreement during the term of this Administrative Services Agreement, except to the extent that, in the case of (ii), (iii), (iv), or (v), the harm was caused by the action or inaction of Reinsureds, their Affiliates, or their Subcontractors, whether or not in compliance with the terms of this Administrative Services Agreement or the Transition Services Agreement.  Nothing herein shall be construed to require NICO to indemnify Reinsureds with respect to any act or omission where the decision to take or omit such action was with the agreement of Reinsureds.

18.3                        Indemnification Obligation of Reinsureds

Reinsureds shall, at their Own Expense, indemnify and hold harmless NICO and any of its directors, officers, employees, agents or Affiliates (and the directors, officers, employees and agents of such Affiliates) and representatives thereof at any time and from time to time, from any and all losses, liabilities, costs, claims, demands, compensatory, extra contractual and/or punitive damages, fines, penalties and expenses (including reasonable attorneys’ fees and expenses) (collectively, “NICO’s Indemnity Items,” but only to the extent resulting in damages not included within the definition of Extra Contractual Obligations) arising out of or caused by:  (i) fraud, theft or embezzlement by directors, officers, employees or agents of Reinsureds or their Affiliates in connection with the provision of services under this Administrative Services Agreement during the term of this Administrative Services Agreement; (ii) the failure, either intentional or unintentional, of Reinsureds or their Affiliates to properly perform the services, if any, or take the actions required by this Administrative Services Agreement; (iii) any other act of negligence or willful misconduct committed by directors, officers, employees and agents of Reinsureds or their Affiliates in connection with the Scope of Service during the term of this Administrative Services Agreement; (iv) any failure of Reinsureds or their Affiliates to comply with Applicable Law in connection with the Scope of Service during the term of this Administrative Services Agreement other than any failure on the part of Reinsureds or NICO or their respective Affiliates caused by the action or inaction of NICO, its Affiliates or its Subcontractors, including when acting in the name or on behalf of Reinsureds, whether or not in compliance with the terms of this Administrative Services Agreement or (v) any failure of Reinsureds or their Subcontractors to comply with Applicable Law in connection with the provision of services, if any, under this Administrative Services Agreement during the term of this Administrative Services Agreement, except to the extent that, in the case of (ii), (iii), (iv), or (v), the harm was caused by the action or inaction of NICO, its Affiliates or its Subcontractors, whether or not in compliance with the terms of this Administrative Services Agreement or the Transition Services Agreement.  Nothing herein shall be construed to require Reinsureds to indemnify NICO with respect to any act or omission where the decision to take or omit such action was with the agreement of NICO.

18.4                        Exclusion from Indemnification Obligations

Neither Party shall be obligated to indemnify the other under this Article XVIII for or against any liability for the intentional and malicious acts or omissions of the other Party’s employees, officers, or directors, as so determined by a final adjudication of a court of competent jurisdiction in a proceeding in which such other Party was, or had the opportunity to be, a party.

18.5                        Notice of Indemnification Request

In the event that either Party asserts a claim for indemnification hereunder, such Party seeking indemnification (the “Indemnified Party”) shall give written notice to the other Party (the “Indemnifying Party”) specifying the facts constituting the basis for, and the amount (if known) of, the claim asserted within one year of the date the claim is asserted against or should be known by the Indemnified Party.

18.6                        Notice of an Asserted Liability

If an Indemnified Party asserts, or may in the future seek to assert, a claim for indemnification hereunder because of a claim or demand made, or an action, proceeding or investigation instituted, by any person not a party to this Administrative Services Agreement (a “Third Party Claimant”) that may result in NICO Indemnity Items with respect to which NICO is entitled to indemnification pursuant to Section 18.2 hereof or Reinsureds Indemnity Items with respect to which Reinsureds are entitled to indemnification pursuant to Section 18.1 hereof (an “Asserted Liability”), the Indemnified Party shall so notify the Indemnifying Party as promptly as practicable, but in no event later than ten (10) Business Days after such Asserted Liability is actually known to the Indemnified Party.  Failure to deliver notice with respect to an Asserted Liability in a timely manner shall not be deemed a waiver of the Indemnified Party’s right to indemnification for its Indemnity Items in connection with such Asserted Liability but the amount of reimbursement to which the Indemnified Party is entitled shall be reduced by the amount, if any, by which the Indemnified Party’s Indemnity Items would have been less had such notice been timely delivered.

18.7                        Procedures

(a)           The Indemnifying Party shall have the right, upon written notice to the Indemnified Party, to investigate, contest, defend or settle the Asserted Liability; provided that the Indemnified Party may, at its option and at its Own Expense, participate in the investigation, contesting, defense or settlement of any such Asserted Liability through representatives and counsel of its own choosing.  The failure of the Indemnifying Party to respond in writing to proper notice of an Asserted Liability within ten (10) Business Days after receipt thereof shall be deemed an election not to defend the same.  Unless and until the Indemnifying Party elects to defend the Asserted Liability, the Indemnified Party shall have the right, at its option and at the Indemnifying Party’s Own Expense, to do so in such manner as it deems appropriate, including, but not limited to, settling such Asserted Liability (after giving notice of the settlement to the Indemnifying Party) on such terms as the Indemnified Party deems appropriate.

(b)           Except as provided in the immediately preceding sentence, the Indemnified Party shall not settle or compromise any Asserted Liability for which it seeks indemnification hereunder without the prior written consent of the Indemnifying Party (which consent shall not be unreasonably withheld, conditioned or delayed) during the ten (10) Business Day period specified above.

(c)           The Indemnifying Party shall be entitled to participate in (but not to control) the defense of any Asserted Liability which it has elected, or is deemed to have elected, not to defend, with its own counsel and at its Own Expense.

(d)           Except as provided in the first sentence of paragraph (a) of this Section 18.7, the Indemnifying Party shall at its Own Expense bear all reasonable costs of defending any Asserted Liability and shall at its Own Expense indemnify and hold the Indemnified Party harmless against and from all costs, fees and expenses incurred in connection with defending such Asserted Liability.

(e)           NICO and Reinsureds shall make mutually available to each other all relevant information in their possession relating to any Asserted Liability (except to the extent that such action would result in a loss of attorney-client privilege) and shall cooperate with each other in the defense thereof.

(f)            Notwithstanding the foregoing, neither the Indemnifying Party nor the Indemnified Party may settle any Asserted Liability without the consent of the other Party (which consent shall not be unreasonably withheld, conditioned or delayed); provided, the Indemnifying Party may, without the Indemnified Party’s prior written consent, settle any Asserted Liability or consent to entry of any judgment with respect to any Asserted Liability which requires solely money damages paid by the Indemnifying Party and without any admission of wrongdoing (without any right of reimbursement or other recourse to the Indemnified Party), and which includes as an unconditional term thereof the release by the claimant or the plaintiff of the Indemnified Party from all liability in respect of such Asserted Liability.

18.8                        Survival

The provisions of this Article XVIII shall survive the termination of this Administrative Services Agreement for a period of three (3) years.

ARTICLE XIX
DISPUTE RESOLUTION; ARBITRATION

19.1                        Arbitration of Disputes Not Resolved by Negotiation.

All Disputes arising under or in any way related to this Administrative Services Agreement, specifically including without limitation disputes concerning alleged fraud in the inducement hereof or other wrongful pre-Closing conduct shall, to the extent not resolved by negotiation between the Parties, be resolved by arbitration in a consolidated arbitration involving all agreements and Parties relevant to the dispute.  Any Person that is a Party to any of the Transaction Documents shall have an absolute right to intervene in any such arbitration.

19.2                        Procedure for Arbitration and Mandatory Pre-Arbitration Negotiation.

(a)           The procedures for the arbitration and for the mandatory pre-arbitration negotiation are set forth in Article VIII of the Master Transaction Agreement, which is hereby incorporated herein.  Arbitration hereunder shall be conducted in Philadelphia, Pennsylvania.

(b)           In considering any relief to be awarded, the arbitrators (and the Designated Court, as appropriate) shall take into account the Parties’ view that the nature and uniqueness of the relationships created under the Transaction Documents as a whole render specific performance the remedy of choice where it is possible to implement that remedy.

19.3                        Permitted Judicial Proceedings.

The only permitted judicial proceedings relating to any Dispute are those set forth in, and are subject to the exclusive jurisdiction provisions of, Section 8.5 of the Master Transaction Agreement.  Each Party finally and irrevocably waives any right to trial by jury of any matter or issue in such a permitted judicial proceeding.

ARTICLE XX
MISCELLANEOUS

20.1                        Notices

Any notice, request, demand, waiver, consent, approval or other communication required or permitted to be given by any Party hereunder shall be in writing and shall be delivered personally, sent by facsimile transmission, sent by registered or certified mail, postage prepaid, or sent by a standard overnight courier of national reputation with written confirmation of delivery.  Any such notice shall be deemed given when so delivered personally, or if sent by facsimile transmission, on the date received (provided that any notice received after 5:00 p.m. (addressee’s local time) shall be deemed given at 9:00 a.m. (addressee’s local time) on the next Business Day), or if mailed, on the date shown on the receipt therefor, or if sent by overnight courier, on the date shown on the written confirmation of delivery.  Such notices shall be given to the following address:

To Reinsureds:

David Fields
Chief Underwriting Officer and
Chief Reinsurance Officer
Chartis Inc.
180 Maiden Lane
New York, NY  10038
Fax:  (877) 551-7214

- and -

Sean Leonard
Senior Vice President &
    Chief Financial Officer
Chartis U.S.
180 Maiden Lane
New York, NY  10038
Fax:  (877) 484-1961

With a copy to:

Eric S. Kobrick
Deputy General Counsel and
Chief Reinsurance Legal Officer
American International Group, Inc.
180 Maiden Lane
New York, NY  10038
Fax:  (866) 371-7209

To NICO:

National Indemnity Company
100 First Stamford Place
Stamford, CT  06902
Attention: General Counsel
Fax:  (203) 363-5221

With a copy to:

National Indemnity Company
3024 Harney Street
Omaha, NE  68131
Attention:  Treasurer
Fax:  (402) 916-3030

Any Party may change its notice provisions on fifteen (15) calendar days’ advance notice in writing to the other Parties.

20.2                        Entire Agreement

This Administrative Services Agreement (including the exhibits and schedules hereto), the Master Transaction Agreement, the LPT Reinsurance Agreement, the LPT Retrocession Agreement and the other Ancillary Agreements and any other documents delivered pursuant hereto and thereto, constitute the entire agreement among the Parties and their respective Affiliates with respect to the subject matter hereof and supersede all prior negotiations, discussions, writings, agreements and understandings, oral and written, among the Parties with respect to the subject matter hereof and thereof.

20.3                        Waiver and Amendment

This Administrative Services Agreement may be amended, superseded, canceled, renewed or extended, and the terms hereof may be waived, only by an instrument in writing signed by the Parties, or, in the case of a waiver, by the Party waiving compliance.  No delay on the part of any Party in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other such right, power or privilege.  No waiver of any breach of this Administrative Services Agreement shall be held to constitute a waiver of any other or subsequent breach.

20.4                        Successors and Assigns

The rights and obligations of the Parties under this Administrative Services Agreement are personal to the Parties and no Party shall be relieved of any liability or responsibility hereunder by any assignment.  They shall not be subject to assignment without the prior written consent of the other Parties in their sole discretion, and any attempted assignment without the prior written consent of the other Parties shall be invalid ab initio.  The terms of this Administrative Services Agreement shall be binding upon and inure to the benefit of and be enforceable by and against the successors and permitted assigns of the Parties.

20.5                        Headings

The headings of this Administrative Services Agreement are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

20.6                        Construction; Interpretation

Reinsureds and NICO have participated jointly in the negotiation and drafting of this Administrative Services Agreement.  In the event of an ambiguity or question of intent or interpretation arises, this Administrative Services Agreement shall be construed as if drafted jointly by the Parties and no presumption or burden of proof shall arise favoring or disfavoring either Party by virtue of the authorship of any of the provisions of this Administrative Services Agreement.  When a reference is made to an Article, Section, Schedule or Exhibit such reference shall be to an Article, Section, Schedule or Exhibit of or to this Administrative Services Agreement unless otherwise indicated.  Whenever the words “include,” “includes” or “including” are used in this Administrative Services Agreement, they shall be deemed to be followed by the words “without limitation.”  The word “Agreement,” means this Administrative Services Agreement as amended or supplemented, together with all Exhibits and Schedules attached hereto or incorporated by reference, and the words “hereof,” “herein,” “hereto,” “hereunder” and other words of similar import shall refer to this Administrative Services Agreement in its entirety and not to any particular Article, Section or provision of this Administrative Services Agreement.  Reference to any Applicable Law means such Applicable Law as amended, modified, codified, replaced or reenacted, and all rules and regulations promulgated thereunder. References to a Person are also to its successors and permitted assigns.

20.7                        Governing Law and Jurisdiction

This Administrative Services Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania without regard to such state’s principles of conflict of laws that could compel the application of the laws of another jurisdiction.

20.8                        No Third Party Beneficiaries

Except with respect to rights expressly granted to Eaglestone hereunder (including the right to receive the reports specified in Section 7.1 and Article VIII hereof, to enforce the accounting provisions of Section 13.1 hereof, and to effect setoff in accordance with Section 20.12 hereof, nothing in this Administrative Services Agreement is intended or shall be construed to give any Person, other than the Parties, any legal or equitable right, remedy or claim under or in respect of this Administrative Services Agreement or any provision contained herein.

20.9                        Counterparts

This Administrative Services Agreement may be executed by the Parties in separate counterparts; each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument binding upon all of the Parties notwithstanding the fact that all Parties are not signatory to the original or the same counterpart.  Each counterpart may consist of a number of copies hereof each signed by less than all, but together signed by all of the Parties. Each counterpart may be delivered by facsimile transmission, which transmission shall be deemed delivery of an originally executed document.

20.10                 Severability

Any term or provision of this Administrative Services Agreement which is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Administrative Services Agreement or affecting the validity or enforceability of any of the terms or provisions of this Administrative Services Agreement in any other jurisdiction, so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any Party.  If any provision of this Administrative Services Agreement is so broad as to be unenforceable, that provision shall be interpreted to be only so broad as is enforceable.  In the event of such invalidity or unenforceability of any term or provision of this Administrative Services Agreement, such term or provision shall be reformed and the Parties shall use their commercially reasonable efforts to reform such terms or provisions to carry out the commercial intent of the Parties as reflected herein, while curing the circumstance giving rise to the invalidity or unenforceability of such term or provision.

20.11                 Incontestability

In consideration of the mutual covenants and agreements contained herein, each Party does hereby agree that this Administrative Services Agreement, and each and every provision hereof, is and shall be enforceable by and between them according to its terms, and each Party does hereby agree that it shall not contest in any respect the validity or enforceability hereof.

20.12                 Set-Off

There are no common law or other non-contractual rights of set-off available to the Parties with respect to transactions under or relating to this Administrative Services Agreement.  The sole and exclusive rights of set-off are those set forth in Section 9.12 of the Master Transaction Agreement.

20.13                 Currency

All financial data required to be provided pursuant to the terms of this Administrative Services Agreement shall be expressed in Dollars.  All payments and all settlements of account between the Parties shall be in United States currency unless otherwise expressly agreed by the Parties in writing.

(The remainder of this page has been intentionally left blank.)

IN WITNESS WHEREOF, this Administrative Services Agreement has been duly executed by a duly authorized officer of each Party hereto as of the date first above written.

AMERICAN HOME ASSURANCE COMPANY

By:
Name:
Title:

CHARTIS CASUALTY COMPANY
(f/k/a American International South Insurance Company)

By:
Name:
Title:

CHARTIS PROPERTY CASUALTY COMPANY
(f/k/a AIG Casualty Company)

By:
Name:
Title:

COMMERCE AND INDUSTRY INSURANCE COMPANY

By:
Name:
Title:

GRANITE STATE INSURANCE COMPANY

By:
Name:
Title:

S-1

ILLINOIS NATIONAL INSURANCE COMPANY

By:
Name:
Title:

NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

By:
Name:
Title:

NEW HAMPSHIRE INSURANCE COMPANY

By:
Name:
Title:

THE INSURANCE COMPANY OF THE STATE OF PENNSYLVANIA

By:
Name:
Title:

CHARTIS SELECT INSURANCE COMPANY
(f/k/a AIG Excess Liability Insurance Company Ltd.)

By:
Name:
Title:

S-2

CHARTIS SPECIALTY INSURANCE COMPANY
(f/k/a American International Specialty Lines Insurance Company)

By:
Name:
Title:

LANDMARK INSURANCE COMPANY

By:
Name:
Title:

LEXINGTON INSURANCE COMPANY

By:
Name:
Title:

AIU INSURANCE COMPANY

By:
Name:
Title:

AMERICAN INTERNATIONAL REINSURANCE COMPANY, LTD.

By:
Name:
Title:

S-3

AMERICAN HOME ASSURANCE COMPANY
(acting as a member of the Chartis Overseas Association as respects business written or assumed by or from affiliated companies of Chartis Inc.)

By:
Name:
Title:

NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.
(acting as a member of the Chartis Overseas Association as respects business written or assumed by or from affiliated companies of Chartis Inc.)

By:
Name:
Title:

NEW HAMPSHIRE INSURANCE COMPANY
(acting as a member of the Chartis Overseas Association as respects business written or assumed by or from affiliated companies of Chartis Inc.)

By:
Name:
Title:

CHARTIS OVERSEAS LIMITED
(acting as a member of the Chartis Overseas Association as respects business written or assumed by or from affiliated companies of Chartis Inc.)

By:
Name:
Title:

NATIONAL INDEMNITY COMPANY

By:
	Name:	Brian Snover
	Title:	Vice President

S-4

[Form of Business Associate Agreement]	EXHIBIT A

HIPAA BUSINESS ASSOCIATE AGREEMENT

This HIPAA Business Associate Agreement (the “Business Associate Agreement”), dated as of       , 2011 (the “Effective Date”), is made and entered into by and among [Reinsured Company] (“Covered Entity”), and National Indemnity Company, a Nebraska property and casualty company (“Business Associate”).

WHEREAS, pursuant to a Master Transaction Agreement (the “Master Transaction Agreement”), dated as of      , 2011, and certain other agreements identified therein, and subject to the terms and conditions thereof, certain Subject Asbestos Liabilities of Reinsureds have been reinsured by Eaglestone Re and retroceded by Eaglestone Re to Business Associate; and

WHEREAS, pursuant to an Administrative Services Agreement (the “Administrative Services Agreement”), dated as of            , 2011, Business Associate has been appointed to perform certain administrative functions on behalf of Covered Entity with respect to such Subject Asbestos Liabilities;

WHEREAS, in connection with the Business Associate’s provision of products and/or services to or on behalf of Covered Entity, Covered Entity is required to provide Business Associate with Protected Health Information, as defined below, under the Health Insurance Portability and Accountability Act of 1996, Public Law 104-01, (hereafter “HIPAA”) and the Health Information Technology for Economic and Clinical Health Act (“HITECH”) in order to facilitate the provision of the products and/or services by Business Associate; and

WHEREAS, Business Associate agrees to receive such Protected Health Information subject to the terms and conditions of this Business Associate Agreement for the limited purpose of providing or continuing to provide the products and/or services to Covered Entity.

NOW, THEREFORE, for and in consideration of these premises and the promises and the mutual agreements hereinafter set forth and set forth in the Master Transaction Agreement, the agreements referenced therein, and the Administrative Services Agreement, Covered Entity and Business Associate (individually, a “Party” and collectively, the “Parties”) agree as follows:

Section 1.  Definitions.

A term used herein, but not otherwise defined, in this Business Associate Agreement shall have the same meaning as those terms set out in the Privacy Rule pursuant to HIPAA and the HIPAA regulations at 45 Code of Federal Regulations (CFR) Section 160 and Section 164.  For purposes of this Business Associate Agreement, the following terms shall have the meanings set forth below:

“Breach” shall have the same meaning as the term “breach” in 45 CFR § 164.402.

“Business Associate” shall have the same meaning as the term “business associate” in 45 CFR § 160.103, and, in this Business Associate Agreement shall mean the entity named and so designated in the preamble hereto.

“Covered Entity” shall have the same meaning as the term “covered entity” in 45 CFR § 160.103, and, in this Business Associate Agreement shall mean the entity or entities named and so designated in the preamble hereto.

“Designated Record Set” shall have the same meaning as the term “designated record set” in 45 CFR § 164.501.

“Disclose/s” or “Disclosure” shall have the same meaning as the term “disclosure” in 45 CFR § 160.103.

“Health Information” shall have the same meaning as the terms “health information” in 45 CFR § 160.103.

“Individual” shall have the same meaning as the term “individual,” in 45 CFR § 160.103 and shall include a person who qualifies as a personal representative in accordance with 45 CFR § 164.502 (g).

“Individually Identifiable Health Information” shall have the same meaning as the term “individually identifiable health information” in 45 CFR § 160.103.

“Privacy Rule” shall mean the Standards for Privacy of Individually Identifiable Health Information at 45 CFR Part 160 and Part 164, Subparts A, D, and E.

“Protected Health Information” (hereafter “PHI”) shall have the same meaning as the term “protected health information” in 45 CFR § 160.103, limited to the information created or received by Business Associate from or on behalf of Covered Entity.

“Required By Law” shall have the same meaning as the term “required by law” in 45 CFR § 160.103.

“Secretary” shall mean the Secretary of the Department of Health and Human Services or his designee.

“Standard Transaction” shall mean a transaction, for which the Secretary has adopted a standard, under part 162 of Title 45 of the Code of Federal Regulations.

“Unsecured PHI” shall have the same meaning as the term “unsecured protected health information” in 45 CFR § 164.403.

“Use/s” shall have the same meaning as the term “use” in 45 CFR § 160.103.

Section 2.  Obligations and Activities of Business Associate.

(a)           Business Associate agrees to not utilize or distribute PHI other than as permitted or required by the Administrative Services Agreement, this Business Associate Agreement or as Required By Law.

(b)           Business Associate agrees to utilize appropriate safeguards to prevent Use or Disclosure of the PHI other than as provided for by the Administrative Services Agreement or this Business Associate Agreement.

(c)           Business Associate agrees to report to Covered Entity any suspected Breach of Unsecured PHI of which Business Associate becomes aware.  Such report shall be provided as soon as possible after the occurrence of the suspected Breach, but in no event later than 60 days after the Breach would be treated as “discovered” within the meaning of 45 CFR § 164.404, provided that, if a law enforcement official requests a delay in accordance with the standards of 45 CFR § 164.412, Business Associate may delay the report for the applicable period of time.  Business Associate’s report shall include identification of the Individuals whose Unsecured PHI has been, or is reasonably believed to have been, the subject of a Breach and a draft letter by which the Covered Entity may notify such Individuals. The report in addition shall include a description, to the greatest extent possible, of the nature of the Breach (including date of occurrence and date of discovery); the types of Unsecured PHI involved in the Breach; any steps the Individuals should take to protect themselves from potential harm resulting from the Breach; what Business Associate is doing to investigate the Breach, mitigate losses, and protect against further Breaches; and contact procedures by which Individuals may obtain additional information regarding the Breach.  The draft letter shall reflect the information provided in the report.  Business Associate shall also promptly supplement the report with any other information regarding the Breach that Covered Entity reasonably requests or that becomes available subsequently.

(d)           Business Associate agrees to report to Covered Entity as soon as possible upon discovery but in no event later that 60 days any Use or Disclosure of the PHI not provided for by this Business Associate Agreement, of which it becomes aware.

(e)           Business Associate agrees to ensure that any agent, including a subcontractor, to whom it provides PHI received from or created or received by Business Associate on behalf of Covered Entity agrees to the same restrictions and conditions that apply through this Business Associate Agreement to Business Associate with respect to such PHI.

(f)            Business Associate agrees to provide access, at the request of Covered Entity, and in a reasonable time and manner, to PHI in a Designated Record Set, to Covered Entity or, as directed by Covered Entity, to an Individual in order to meet the requirements under 45 CFR § 164.524.

(g)           Business Associate agrees to make any amendment(s) to PHI in a Designated Record Set that the Covered Entity directs or agrees to pursuant to 45 CFR § 164.526 at the request of Covered Entity or an Individual, and in the time and manner reasonably specified to Business Associate by Covered Entity.

(h)           Business Associate agrees to make internal practices, books, and records, including policies and procedures and PHI, relating to the Use and Disclosure of PHI received from, or created or received by Business Associate on behalf of, Covered Entity available to the Covered Entity, or to the Secretary, in a time and manner reasonably specified by Covered Entity or designated by the Secretary, for purposes of the Secretary determining Covered Entity’s compliance with the Privacy Rule.

(i)            Business Associate agrees to document such Disclosures of PHI and information related to such Disclosures and to maintain such documentation as would be required for Covered Entity to respond to a request by an Individual for an accounting of Disclosures of PHI in accordance with 45 CFR § 164.528.

(j)            Business Associate agrees to provide Covered Entity or an Individual, in a time and manner reasonably specified by Covered Entity, documentation collected in accordance with Section 2(i) of this Business Associate Agreement, to respond to a request by an Individual for an accounting of Disclosures of PHI in accordance with 45 CFR § 164.528.

(k)           Data Security.

(1)           Business Associate agrees to implement appropriate administrative, physical, technical service and technical security measures to protect the integrity, confidentiality and availability of any PHI that it may receive or maintain as a result of Business Associate’s relationship to Covered Entity.

(2)           Business Associate agrees that all such security measures will be consistent with 45 CFR 164 subpart C (the “HIPAA Security Rule”) and in compliance with the requirements of HIPAA Security Rule as of the effective date of the regulation.

Section 3.  Permitted Uses and Disclosures by Business Associate.

(a)           Except as otherwise limited in this Business Associate Agreement, Business Associate may Use or Disclose PHI to perform functions, activities, or services for or on behalf of Covered Entity, provided that such Use or Disclosure would not violate the Privacy Rule if done by Covered Entity or the minimum necessary policies and procedures of the Covered Entity.

(b)           Except as otherwise limited in this Business Associate Agreement, Business Associate may Use PHI for the proper management and administration of the Business Associate or to carry out the legal responsibilities of the Business Associate.

(c)           Except as otherwise limited in this Business Associate Agreement, Business Associate may Disclose PHI for the proper management and administration of Business Associate, provided that Disclosures are Required By Law, or Business Associate obtains reasonable assurances from the person to whom the PHI is Disclosed that the PHI will remain confidential and Used or further Disclosed only as Required By Law or for the purpose for which it was Disclosed to the person, and the person notifies the Business Associate of any instances of which it is aware in which the confidentiality of the PHI has been breached.

(d)           Except as otherwise limited in this Business Associate Agreement, Business Associate may Use PHI to provide Data Aggregation services to Covered Entity as permitted by 45 CFR § 164.504(e)(2)(i)(B).

(e)           Business Associate may use PHI to report violations of law to appropriate Federal and State authorities, consistent with 45 CFR § 164.502(j)(1).

Section 4.  Obligations of Covered Entity and Provisions for Covered Entity to Inform Business Associate of Privacy Practices and Restrictions.

(a)           Covered Entity shall notify Business Associate of any limitations in its notice of privacy practices of Covered Entity in accordance with 45 CFR § 164.520, to the extent that such limitation may affect Business Associate’s Use or Disclosure of PHI.

(b)           Covered Entity shall notify Business Associate of any changes in, or revocation of, permission by an Individual to Use or Disclose PHI, to the extent that such changes may affect Business Associate’s Use or Disclosure of PHI.

(c)           Covered Entity shall notify Business Associate of any restriction to the Use or Disclosure of PHI that Covered Entity has agreed to in accordance with 45 CFR § 164.522, to the extent that such restriction may affect Business Associate’s Use or Disclosure of PHI.

(d)           Covered Entity shall not request Business Associate to Use or Disclose PHI in any manner that would not be permissible under the Privacy Rule if done by Covered Entity.

Section 5.  Electronic Standard Transactions (If Applicable).

(e)           Standard Transactions.  When Business Associate conducts all or part of a Standard Transaction on behalf of Covered Entity, Business Associate shall comply with all requirements of 45 CFR Part 162.

(f)            Agent or Subcontractor of Business Associate.  Business Associate shall require that all Standard Transactions conducted on behalf of Covered Entity by a subcontractor or agent of Business Associate will comply with all requirements of 45 CFR Part 162.

(g)           Restrictions on Trading Partner Addendums.  Neither Business Associate nor its subcontractors and agents may enter into a trading partner agreement relating to Standard Transactions on behalf of Covered Entity that would:

(1)           Change the definition, data condition, or use of a data element or segment in a standard;

(2)           Add any data elements or segments to the maximum defined data set;

(3)           Use any code or data elements that are either marked “not used” in the standard’s implementation specification or are not in the standard’s implementation specifications; or

(4)           Change the meaning and intent of the standard’s implementation specification.

Section 6.  Termination.

(h)           Termination for Cause.  Upon Covered Entity’s knowledge of a material breach of this Business Associate Agreement by a Business Associate, Covered Entity shall either:

(1)           Provide an opportunity for Business Associate to cure the breach or end the violation and terminate the Administrative Services Agreement if Business Associate does not cure the breach or end the violation within the time specified by Covered Entity, which shall be no less than thirty (30) days from the date Covered Entity notifies Business Associate in writing of the breach or violation; or

(2)           Immediately terminate the Administrative Services Agreement if Business Associate has breached a material term of this Business Associate Agreement and cure is not possible; or

(3)           If neither termination nor cure are feasible, Covered Entity shall report the violation to the Secretary.

(i)            Effect of Termination.

(1)           Except as provided in Section 6(b)(2) hereof, upon termination of the Administrative Services Agreement, for any reason, Business Associate shall return or destroy all PHI received from Covered Entity, or created or received by Business Associate on behalf of Covered Entity.  This provision shall apply to PHI that is in the possession of subcontractors or agents of Business Associate. Business Associate shall retain no copies of the PHI.

(2)           In the event that Business Associate determines that returning or destroying the PHI is infeasible, Business Associate shall provide to Covered Entity notification of the conditions that make return or destruction infeasible. Upon notification of Covered Entity that return or destruction of PHI is infeasible, Business Associate shall extend the protections of this Business Associate Agreement to such PHI and limit further uses and disclosures of such PHI to those purposes that make the return or destruction infeasible, for so long as Business Associate maintains such PHI.

Section 7.  Miscellaneous.

(j)            Regulatory References.  A reference in this Business Associate Agreement to a section in the Code of Federal Regulations (“CFR”) means the section as currently in effect or as amended from time to time.

(k)           Amendment.  The parties agree to take such action as is necessary to amend this Business Associate Agreement from time to time as is necessary for Covered Entity to comply with the requirements of the Privacy Rule, the HIPAA Security Rule, and HIPAA.

(l)            Survival.  The respective rights and obligations of Business Associate under Section 6(b) of this Business Associate Agreement shall survive the termination of the Administrative Services Agreement.

(m)          Interpretation.  Any ambiguity in this Business Associate Agreement shall be resolved to permit Covered Entity to comply with the Privacy Rule.

(n)           Indemnification.  Business Associate agrees to indemnify Covered Entity for any claims or actions against, or costs, expenses, or damages incurred by Covered Entity arising from Business Associate’s failure to comply with the terms and conditions of this Business Associate Agreement.

(o)           No Third Party Beneficiaries.  Nothing express or implied in this Business Associate Agreement is intended to confer, nor will anything herein confer, upon any person other than Covered Entity, Business Associate and their respective successors or assigns, any rights, remedies, obligations or liabilities whatsoever.

(p)           Effect on Agreement.  Except as specifically required to implement the purposes of this Business Associate Agreement, or to the extent inconsistent with this Business Associate Agreement, all other terms of the Administrative Services Agreement will remain in force and effect.

[Remainder of page left intentionally blank]

IN WITNESS WHEREOF, this Business Associate Agreement has been duly executed by a duly authorized officer of each Party hereto as of the date first above written.

AMERICAN HOME ASSURANCE COMPANY

By:
Name:
Title:

CHARTIS CASUALTY COMPANY
(f/k/a American International South Insurance Company)

By:
Name:
Title:

CHARTIS PROPERTY CASUALTY COMPANY
(f/k/a AIG Casualty Company)

By:
Name:
Title:

COMMERCE AND INDUSTRY INSURANCE COMPANY

By:
Name:
Title:

GRANITE STATE INSURANCE COMPANY

By:
Name:
Title:

ILLINOIS NATIONAL INSURANCE COMPANY

By:
Name:
Title:

NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

By:
Name:
Title:

NEW HAMPSHIRE INSURANCE COMPANY

By:
Name:
Title:

THE INSURANCE COMPANY OF THE STATE OF PENNSYLVANIA

By:
Name:
Title:

CHARTIS SELECT INSURANCE COMPANY
(f/k/a AIG Excess Liability Insurance Company Ltd.)

By:
Name:
Title:

CHARTIS SPECIALTY INSURANCE COMPANY
(f/k/a American International Specialty Lines Insurance Company)

By:
Name:
Title:

LANDMARK INSURANCE COMPANY

By:
Name:
Title:

LEXINGTON INSURANCE COMPANY

By:
Name:
Title:

AIU INSURANCE COMPANY

By:
Name:
Title:

AMERICAN INTERNATIONAL REINSURANCE COMPANY, LTD.

By:
Name:
Title:

AMERICAN HOME ASSURANCE COMPANY
(acting as a member of the Chartis Overseas Association as respects business written or assumed by or from affiliated companies of Chartis Inc.)

By:
Name:
Title:

NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.
(acting as a member of the Chartis Overseas Association as respects business written or assumed by or from affiliated companies of Chartis Inc.)

By:
Name:
Title:

NEW HAMPSHIRE INSURANCE COMPANY
(acting as a member of the Chartis Overseas Association as respects business written or assumed by or from affiliated companies of Chartis Inc.)

By:
Name:
Title:

CHARTIS OVERSEAS LIMITED
(acting as a member of the Chartis Overseas Association as respects business written or assumed by or from affiliated companies of Chartis Inc.)

By:
Name:
Title:

NATIONAL INDEMNITY COMPANY

By:
	Name:	Brian Snover
	Title:	Vice President

Exhibit B to the
Master Transaction Agreement

TRUST AGREEMENT

by and among

EAGLESTONE REINSURANCE COMPANY

and

NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.,

and

NATIONAL INDEMNITY COMPANY

and

WELLS FARGO BANK, NATIONAL ASSOCIATION

Dated as of [          ], 2011

		Page
ARTICLE I
DEFINED TERMS

Section 1.1	Definitions	2
Section 1.2	Interpretation	6

ARTICLE II
MODIFICATION UPON A COLLATERAL TRIGGERING EVENT

Section 2.1	Collateral Triggering Event	7

ARTICLE III
MODIFICATION UPON A RETROCESSION CREDIT EVENT

Section 3.1	Retrocession Credit Event	8

ARTICLE IV
CREATION OF TRUST ACCOUNT

Section 4.1	Obligations of the Beneficiary and the Grantor	8
Section 4.2	Purpose of the Trust	9
Section 4.3	Grantor Trust for United States Federal Income Tax Purposes	9
Section 4.4	Designation of Agents	9
Section 4.5	Title to Assets	10

ARTICLE V
MAINTENANCE OF THE TRUST

Section 5.1	Substitution of Trust Account Assets	10
Section 5.2	Valuation of Assets	10
Section 5.3	Quarterly Certification	10

ARTICLE VI
RELEASE AND ADJUSTMENT OF TRUST ACCOUNT ASSETS

Section 6.1	Adjustment of Trust Account Assets	11
Section 6.2	Release of Trust Account Assets to the Beneficiary	11
Section 6.3	Release of Trust Account Assets to the Grantor	12

ARTICLE VII
DUTIES OF THE TRUSTEE

Section 7.1	Acceptance of Assets by the Trustee	13
Section 7.2	Collection of Interest and Dividends; Voting Rights	13

i

ii

		Page

Section 11.2	Procedure for Arbitration and Mandatory Pre-Arbitration Negotiation	21
Section 11.3	Permitted Judicial Proceedings	21
Section 11.4	Disputes to Which the Trustee is a Required Party	21

ARTICLE XII
BENEFICIARY; CUT-THROUGH

Section 12.1	Beneficiary	21
Section 12.2	Certifications	22

ARTICLE XIII
EFFECTIVE DATE AND EXECUTION

Appendix A	Trust Provisions Following a Retrocession Credit Event

iii

TRUST AGREEMENT

THIS TRUST AGREEMENT (this “Trust Agreement”) is made and entered into as of [     ], 2011, by and among Eaglestone Reinsurance Company, a Pennsylvania property and casualty Affiliate of Reinsureds (“Eaglestone”), National Union Fire Insurance Company of Pittsburgh, Pa., for itself and as agent for Reinsureds (“National Union”), National Indemnity Company, a Nebraska property and casualty insurance company (the “Grantor”) and Wells Fargo Bank, National Association, a national banking association, as trustee (“Trustee”).

WHEREAS, pursuant to a Master Transaction Agreement (as amended, modified, and supplemented and in effect from time to time, the “Master Transaction Agreement”), dated as of         , 2011 among the Reinsureds party thereto, Eaglestone, Grantor, and Chartis, Inc., Reinsureds and Eaglestone agreed to enter into a loss portfolio reinsurance transaction, pursuant to which Reinsureds will cede certain Subject Asbestos Liabilities and certain other liabilities to Eaglestone;

WHEREAS, pursuant to the Master Transaction Agreement, Eaglestone and the Grantor agreed to enter into a loss portfolio transfer retrocession agreement, pursuant to which, among other things, Eaglestone will retrocede to the Grantor 100% of the Subject Asbestos Liabilities ceded to Eaglestone by Reinsureds as and to the extent set forth in such agreement;

WHEREAS, the cession by Reinsureds to Eaglestone has been effected by and pursuant to the terms and conditions of a Loss Portfolio Transfer Reinsurance Agreement between Reinsureds and Eaglestone, dated as of the date hereof and referenced in the Master Transaction Agreement as the “LPT Reinsurance Agreement”;

WHEREAS, the retrocession by Eaglestone to the Grantor has been effected by and pursuant to the terms and conditions of a Loss Portfolio Transfer Retrocession Agreement between Eaglestone and Grantor, dated as of the date hereof and referenced in the Master Transaction Agreement as the “LPT Retrocession Agreement”;

WHEREAS, National Union, as agent for the Reinsureds and on its own behalf, has certain rights under the LPT Retrocession Agreement in the event of the insolvency of Eaglestone;

WHEREAS, the LPT Retrocession Agreement contemplates that the Grantor and Eaglestone and National Union enter into this Trust Agreement whereby the Grantor creates a trust to hold assets as security for the satisfaction of the obligations of the Grantor to Eaglestone and/or under the LPT Retrocession Agreement; and

WHEREAS, the parties intend that, in the event of a Retrocession Credit Event, certain provisions of this Trust Agreement shall cease to be effective, and other provisions shall be effective thereafter, as described in Article III.

NOW THEREFORE, the Grantor, Eaglestone, National Union and the Trustee (each individually, a “Party” and collectively, the “Parties”), in consideration of the mutual covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and upon the terms and conditions hereinafter set forth, agree as follows:

ARTICLE I
DEFINED TERMS

Section 1.1                                           Definitions.  The following terms, when used in this Trust Agreement, shall have the meanings set forth in this Section 1.1.  The terms defined below shall be deemed to refer to the singular or plural, as the context requires.

(a)                                  “Actually Paid” shall have the meaning provided in the LPT Retrocession Agreement.

(b)                                 “Administrative Services Agreement” shall have the meaning provided in the LPT Retrocession Agreement.

(c)                                  “Affiliate” shall have the meaning provided in the Master Transaction Agreement.

(d)                                 “Allocated Loss Adjustment Expenses” shall have the meaning provided in the LPT Retrocession Agreement.

(e)                                  “Applicable Interest Rate” shall have the meaning set forth in the Master Transaction Agreement.

(f)                                    “Applicable Law” shall have the meaning provided in the Master Transaction Agreement.

(g)                                 “Assets” means the assets held in the Trust Account, including, as applicable, Eligible Investments and Permitted Investments.

(h)                                 “Beneficiary” shall have the meaning set forth in Section 12.1.

(i)                                     “Business Day” means any day other than a Saturday, Sunday or a day on which commercial banks in New York are required or authorized by law to be closed.

(j)                                     “Closing” shall have the meaning set forth in the Master Transaction Agreement.

(k)                                  “Closing Date” shall have the meaning set forth in the Master Transaction Agreement.

(l)                                     “Code” means the Internal Revenue Code of 1986, as amended from time to time.

(m)                               “Collateral” has the meaning set forth in Section 8.2.

(n)                                 “Collateral Triggering Agreement” means (1) the Trust Agreement, dated as of August 31, 2010, by and among Continental Casualty Company, The Continental Insurance Company, Continental Reinsurance Corporation International, Ltd., CNA Insurance Company Limited, National Indemnity Company and Wells Fargo Bank, National Association and the agreements entered into in connection therewith and (2) any agreement entered into by the Grantor at any time after the date hereof with any Person and with an effective date after the date hereof, that contains a provision requiring the Grantor to post collateral (whether by the procurement of a letter of credit, the establishment of a collateral trust or any other means) for the benefit of the counterparty to such agreement upon the occurrence of certain specified events, changes or conditions.  For the avoidance of doubt, any agreement that requires the establishment of collateral at the time such agreement becomes effective absent any other triggering events shall not be considered a Collateral Triggering Agreement.

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(o)                                 “Collateral Reduction Event” shall have the meaning set forth in Section 2.1(c).

(p)                                 “Collateral Triggering Event” shall have the meaning set forth in Section 2.1(a).

(q)                                 “Cut-Through Event” shall have the meaning set forth in Section 12.1.

(r)                                    “Designated Court” shall have the meaning provided in Section 8.5 of the Master Transaction Agreement.

(s)                                  “Dispute” shall have the meaning set forth in the Master Transaction Agreement.

(t)                                    “Eaglestone” shall have the meaning set forth in the preamble hereof.

(u)                                 “Eligible Investments” means, with respect to Assets conforming to the provisions of this Trust Agreement prior to the occurrence of a Retrocession Credit Event, cash and any investments of the types permitted under the laws and regulations of Grantor’s domiciliary state for property and casualty insurance companies; provided, however, that no Eligible Investments may be issued or guaranteed by an institution that is the parent, a Subsidiary or an Affiliate of Grantor; and provided, further, no single Eligible Investment (except cash) shall at any time constitute more than twenty-five percent (25%) of the fair market value of the Assets in the Trust Account.  All Eligible Investments deposited in the Trust Account shall be free and clear of all liens, charges or encumbrances at all times.

(v)                                 “Extra-Contractual Obligations” shall have the meaning provided in the LPT Retrocession Agreement.

(w)                               “Final Order” shall have the meaning set forth in the Master Transaction Agreement.

(x)                                   “Governmental Authority” shall have the meaning set forth in the Master Transaction Agreement.

(y)                                 “Grantor” shall have the meaning set forth in the preamble hereof.

(z)                                   “Inception” shall have the meaning set forth in the LPT Retrocession Agreement.

(aa)                            “Included Reinsurance Recoverables” shall have the meaning set forth in the LPT Retrocession Agreement.

(bb)                          “Initial Net Payments” shall have the meaning set forth in the Master Transaction Agreement.

(cc)                            “Initial Reconciliation Statement” shall have the meaning set forth in the Master Transaction Agreement.

(dd)                          “Initial Security Amount” shall have the meaning set forth in Section 4.1.

(ee)                            “Insurance Commissioner” means the Governmental Authority responsible for the regulation of insurance companies in the jurisdiction in which the Beneficiary is domiciled.

(ff)                                “Losses” shall have the meaning provided in the LPT Retrocession Agreement.

(gg)                          “LPT Reinsurance Agreement” shall have the meaning set forth in the recitals hereof.

(hh)                          “LPT Retrocession Agreement” shall have the meaning set forth in the recitals hereof.

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(ii)                                  “Master Transaction Agreement” shall have the meaning set forth in the recitals hereof.

(jj)                                  “National Union” shall have the meaning set forth in the preamble hereof.

(kk)                            “NICO Subject Business” shall have the meaning set forth in the LPT Retrocession Agreement.

(ll)                                  “Order” means any order, writ, judgment, injunction, decree, stipulation, determination or award entered by or with any Governmental Authority.

(mm)                      “Party” shall have the meaning set forth in the recitals hereof.

(nn)                          “Person” shall have the meaning set forth in the Master Transaction Agreement.

(oo)                          “Permitted Investments” means, with respect to Assets conforming to the provisions of this Trust Agreement, upon the occurrence and during the pendency of a Retrocession Credit Event, cash and any investments of the types permitted under the laws and regulations of the Beneficiary’s domiciliary state or country for trusts providing full statutory financial statement credit for reinsurance ceded by property and casualty insurance companies, provided, however, that no Permitted Investments may be issued or guaranteed by an institution that is the parent, a Subsidiary or an Affiliate of Grantor.  All Permitted Investments deposited in the Trust Account shall be free and clear of all liens, charges or encumbrances at all times.

(pp)                          “Proceeds” shall have the meaning set forth in the UCC.

(qq)                          “Quarterly Certification” shall have the meaning set forth in Section 5.3.

(rr)                                “Reinsureds” shall have the meaning set forth in the LPT Retrocession Agreement.

(ss)                            “Reinsurer” shall have the meaning provided in the LPT Retrocession Agreement.

(tt)                                “Relevant Jurisdictions” means the Commonwealth of Pennsylvania unless the preemption provisions of 15 U.S.C. § 8221 are repealed or substantially modified, in which event Relevant Jurisdictions includes any State in the United States in which the Reinsurer is subject to solvency requirements that include standards for credit for reinsurance.

(uu)                          “Required Amount” means, at any time, an amount equal to the lesser of (i) (x) the aggregate net Reserves of the Beneficiary, if no Cut-Through Event has occurred or is continuing or (y) the aggregate net Reserves of National Union, if a Cut-Through Event has occurred and is continuing, in each case including reserves for losses incurred but not reported and calculated at such time in accordance with SAP with respect to the Subject Asbestos Liabilities and increased by the bad debt reserve then held by the Grantor in respect of Included Reinsurance Recoverables, and (ii) the Retro Limit less the amount of Ultimate Net Loss that is Actually Paid by Grantor under the LPT Retrocession Agreement at such time.

(vv)                          “Reserves” means, as required by SAP or Applicable Law, reserves (including any gross, net, and ceded reserves, as applicable), funds or provisions for Losses, Allocated Loss Adjustment Expenses, and Extra-Contractual Obligations in respect of the Subject Asbestos Liabilities.

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(ww)                      “Retro Limit” shall have the meaning set forth in the LPT Retrocession Agreement.

(xx)                              “Retrocession Credit Event” shall have the meaning set forth in the LPT Retrocession Agreement.

(yy)                          “Retrocession Credit Event Condition” shall mean with respect to any particular Retrocession Credit Event Notice, the occurrence of one of the following events:

(i)                  five (5) Business Days shall have elapsed from the date on which the Trustee received the Retrocession Credit Event Notice and the Trustee shall not have received any letter or other instrument in writing from the Grantor evidencing the intent of the Grantor to dispute that a Retrocession Credit Event has occurred; or

(ii)               the Grantor and the Beneficiary shall have mutually agreed in writing that a Retrocession Credit Event has occurred; or

(iii)            ten (10) Business Days shall have elapsed from the date on which the Trustee received the Retrocession Credit Event Notice and the Trustee shall not have been served with a temporary restraining order or preliminary injunction from the Designated Court suspending the effectiveness of the Retrocession Credit Event Notice.

(zz)                              “Retrocession Credit Event Notice” shall have the meaning set forth in the LPT Retrocession Agreement.

(aaa)                      “Retrocession Credit Event Termination Condition” shall mean with respect to any particular Retrocession Credit Event Termination Notice, the occurrence of one of the following events:

(i)                  five (5) Business Days shall have elapsed between the date on which the Trustee received the Retrocession Credit Event Termination Notice and the Trustee shall not have received any letter or other instrument in writing from the Beneficiary evidencing the intent of the Beneficiary to dispute that a Retrocession Credit Termination Event has occurred; or

(ii)               The Grantor and the Beneficiary shall have mutually agreed in writing that a Retrocession Credit Termination Event has occurred; or

(iii)            The Trustee shall have received a certificate from the Grantor certifying that an order from an arbitration panel has been entered specifying that a Retrocession Credit Termination Event has occurred, with a copy of such order attached.

(bbb)                   “Retrocession Credit Event Termination Notice” means a notice that a Retrocession Credit Event has terminated.

(ccc)                      “Retrocession Credit Termination Event” means the termination of a Retrocession Credit Event.

(ddd)                   “SAP” means, as to any entity, the statutory accounting principles prescribed or permitted by the Governmental Authority responsible for the regulation of insurance companies in the jurisdiction in which such entity is domiciled.

(eee)                      “Security Amount” means, at any time, (i) prior to the occurrence of a Collateral Triggering Event, an amount at such time equal to the Initial Security Amount minus any Ultimate

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Net Loss Actually Paid by the Grantor under the LPT Retrocession Agreement; and (ii) on and after the occurrence of a Collateral Triggering Event, an amount equal to the lesser of (A) (x) the aggregate gross Reserves of the Beneficiary, if no Cut-Through Event has occurred or is continuing or (y) the aggregate gross Reserves of National Union, if a Cut-Through Event has occurred and is continuing, in each case including reserves for losses incurred but not reported and calculated at such time in accordance with SAP with respect to the Subject Asbestos Liabilities and (B) the Retro Limit less the amount of Ultimate Net Loss that is Actually Paid by Grantor under the LPT Retrocession Agreement at such time.

(fff)                            “Security Entitlement” means “security entitlement” as defined in the UCC.

(ggg)                   “Subject Asbestos Liabilities” shall have the meaning set forth in the LPT Retrocession Agreement.

(hhh)                   “Subsidiary” or “Subsidiaries” shall have the meaning provided in the Master Transaction Agreement.

(iii)                               “Third Party Appraiser” means an independent appraisal firm which is mutually acceptable to the Grantor and the Beneficiary, or, if Grantor and Beneficiary cannot agree on such an appraisal firm, then the amount or other matter to be determined by such an appraisal firm shall be treated as an amount or matter subject to dispute that shall be resolved in accordance with Section 11.1 of this Trust Agreement.

(jjj)                               “Transaction Documents” shall have the meaning provided in the LPT Retrocession Agreement.

(kkk)                      “Trust” means the trust formed hereunder, including such trust following a Retrocession Credit Event.

(lll)                               “Trust Account” shall have the meaning set forth in Section 4.1(a).

(mmm)             “Trust Agreement” shall have the meaning set forth in the preamble hereof.

(nnn)                   “Trustee” shall have the meaning set forth in the preamble hereof.

(ooo)                   “UCC” means the Uniform Commercial Code as in effect from time to time in the Commonwealth of Pennsylvania.

(ppp)                   “Ultimate Net Loss” shall have the meaning provided in the LPT Retrocession Agreement.

Section 1.2                                           Interpretation.  When a reference is made in this Trust Agreement to a Section or Article, such reference shall be to a section or article of this Trust Agreement unless otherwise clearly indicated to the contrary.  The Article and Section headings contained in this Trust Agreement are solely for the purpose of reference, are not part of the agreement of the parties and shall not affect in any way the meaning or interpretation of this Trust Agreement.  Whenever the words “include,” “includes” or “including” are used in this Trust Agreement, they shall be deemed to be followed by the words “without limitation.”  The words “hereof,” “herein” and “herewith” and words of similar import shall, unless otherwise stated, be construed to refer to this Trust Agreement as a whole and not to any particular provision of this Trust Agreement.  The meaning assigned to each term used in this Trust Agreement shall be equally applicable to both the singular and the plural forms of such term and to both the masculine as well as the feminine and neuter genders of such term.  Any agreement, instrument or statute defined or referred

6

to herein or in any agreement or instrument that is referred to herein means such agreement, instrument or statute as from time to time amended, modified or supplemented, including (in the case of agreements or instruments) by waiver or consent and then in effect and (in the case of statutes) by succession of comparable successor statutes.  Where a word or phrase is defined herein, each of its other grammatical forms shall have a corresponding meaning.  References to a person are also to its successors and permitted assigns.

ARTICLE II
MODIFICATION UPON A COLLATERAL TRIGGERING EVENT

Section 2.1                                           Collateral Triggering Event.

(a)                                  If, at any time after the date hereof, the Grantor is required to post collateral pursuant to the terms of one or more Collateral Triggering Agreements as a result of the occurrence of one or more events, changes or conditions specified in any such Collateral Triggering Agreement, and the amount of collateral required to be posted by the Grantor pursuant to such Collateral Triggering Agreement(s) is reasonably expected by the Grantor to equal, either on an individual or aggregate basis together with all such amounts posted on or after the Closing Date, one billion dollars ($1,000,000,000) or more (such event, the “Collateral Triggering Event”), then the Grantor shall promptly notify the Beneficiary of the Collateral Triggering Event and take the following additional actions as set forth in this Section 2.1.

(b)                                 Upon the occurrence of a Collateral Triggering Event, all references in this Trust Agreement to “Security Amount” shall be modified in accordance with its definition to give effect to the Collateral Triggering Event.  In addition, as soon as is practicable, but no later than contemporaneously with the first posting of the collateral under any Collateral Triggering Agreement whose required posting of collateral created the Collateral Triggering Event, the Grantor shall deposit additional assets into the Trust Account so that the aggregate fair market value of the Eligible Investments in the Trust Account equals the newly computed Security Amount.

(c)                                  Until such time as (i) all events, changes or conditions that gave rise to the collateral requirement under any Collateral Triggering Agreements cease to exist or apply and (ii) the Grantor has withdrawn or reduced the aggregate amount of collateral posted under Collateral Triggering Agreements ((i) and (ii) together, the “Collateral Reduction Event”), the Grantor shall ensure that the Trust Account shall hold Eligible Investments at all times with a fair market value of no less than 100% of the Security Amount computed per clause (ii) of the definition of “Security Amount”; provided, however, if a Collateral Reduction Event has occurred, the Security Amount shall be reduced by a percentage which is proportionate to each percentage reduction of all collateral posted under the Collateral Triggering Agreements; provided, further, however, in no event shall the Security Amount be reduced to an amount less than 100% of the Security Amount computed per clause (i) of the definition of “Security Amount”; and provided, further, in no event shall the Security Amount be reduced by reason of a the withdrawal or reduction of the aggregate amount of collateral posted under any Collateral Triggering Agreement(s) to the extent that the withdrawn collateral was applied to satisfy the obligations secured thereby.

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ARTICLE III
MODIFICATION UPON A RETROCESSION CREDIT EVENT

Section 3.1              Retrocession Credit Event.

(a)           Notwithstanding anything in this Trust Agreement to the contrary and subject to the provisions of Article XII hereof and Section 6.2 of the LPT Retrocession Agreement regarding the effect of the insolvency of Eaglestone and implementation of the cut-through pursuant to the LPT Retrocession Agreement, in the event the Beneficiary provides a Retrocession Credit Event Notice to the Trustee pursuant to Section 7.7(c) of the LPT Retrocession Agreement, along with written evidence of delivery of a copy of such notice to the Grantor, certifying that a Retrocession Credit Event has occurred, upon the fulfillment of a Retrocession Credit Event Condition, the provisions set forth in Sections 4.1, 4.2, 5.1(a), 5.3, 6.1, 6.2, 6.3, 7.4, 7.5, 7.8, 7.11 and 10.2 hereof shall automatically be replaced by the provisions set forth in Appendix A hereof for the equivalent Sections and thereafter not be effective, and the provisions set forth in Appendix A shall automatically become effective without further action by any party.  In addition, any other provisions required under Applicable Law and regulations governing trusts providing full statutory financial statement credit for reinsurance ceded by property and casualty insurance companies in the Relevant Jurisdictions shall be incorporated herein.  Notwithstanding the foregoing, the Trust created hereunder shall continue in existence.

(b)           Following a Retrocession Credit Event, the Grantor shall be required to replace the Assets held in the Trust Account that are not Permitted Investments with Assets that are Permitted Investments within five (5) Business Days following the fulfillment of a Retrocession Credit Event Condition.  Simultaneously with such replacement of the Assets, the Grantor shall deposit into the Trust Account sufficient additional Assets so that the aggregate fair market value of the Permitted Investments in the Trust Account equals the Required Amount.

(c)           The provisions set forth in Appendix A shall remain effective only for the time during which the event, change or condition giving rise to the Retrocession Credit Event continues to apply.  In the event the Beneficiary provides a Retrocession Credit Event Termination Notice to the Trustee pursuant to Section 7.7(f) of the LPT Retrocession Agreement, along with written evidence of delivery of a copy of such notice to the Beneficiary, certifying that a Retrocession Credit Termination Event has occurred, then upon the subsequent fulfillment of a Retrocession Credit Event Termination Condition, (i) the provisions set forth in Sections 4.1, 4.2, 5.1(a), 5.3, 6.1, 6.2, 6.3, 7.4, 7.5, 7.8, 7.11 and 10.2 hereof shall automatically again be effective and replace the provisions set forth in Appendix A without further action by any party and (ii) Beneficiary shall promptly provide its approval for the return and/or substitution of assets to or by the Grantor so that the aggregate value of Eligible Investments in the Trust Account equals or exceeds the Security Amount.

ARTICLE IV
CREATION OF TRUST ACCOUNT

Section 4.1              Obligations of the Beneficiary and the Grantor.

(a)           Prior to the execution of this Trust Agreement, the Grantor shall have procured with the Trustee, in the name of the Trustee, to be held for the sole benefit of the Beneficiary, subject to the proviso in Section 4.2(a) hereof, pursuant to the provisions of this Trust Agreement,

8

a segregated trust account maintained by the Trustee with account number 85498700 (which shall be hereinafter referred to as the “Trust Account”).  On the Closing Date, the Grantor shall transfer and assign to such Trust Account, or cause to be so transferred and assigned the amounts specified in Section 7.2 of the LPT Retrocession Agreement as required by such Section.  The sum of the amounts referenced the foregoing sentence shall be referred to herein as the “Initial Security Amount.”

(b)           If the Beneficiary owes any amount to the Grantor resulting from the adjustment of the Initial Net Payments as reflected in the Initial Reconciliation Statement delivered pursuant to Section 2.3 of the Master Transaction Agreement, the Beneficiary shall cause to be transferred and assigned to the Trust Account, on behalf of the Grantor, assets consisting of cash in the amount owed.  If the Grantor owes any amount to the Beneficiary resulting from the adjustment of the Initial Net Payments as reflected in the Initial Reconciliation Statement delivered pursuant to Section 2.3 of the Master Transaction Agreement, the Grantor shall instruct the Trustee to promptly withdraw from the Trust Account assets consisting of cash in the amount owed and transfer such amount to an account of the Beneficiary in accordance with written instructions provided by the Beneficiary at the time of such withdrawal.  The Trustee shall promptly comply with such instruction.

(c)           Except as set forth in Sections 2.1, 3.1, 4.1(b) and 6.1, the Grantor shall not be required to transfer and assign additional assets into the Trust Account after the date hereof.

Section 4.2              Purpose of the Trust.

(a)           The Assets in the Trust Account shall be held by the Trustee for the sole purpose of satisfying any obligations of the Grantor to the Beneficiary with respect to the Subject Asbestos Liabilities; provided that the rights of the Beneficiary with respect to the Trust Account shall be subject to the provisions of Article XI hereof and Section 6.2 of the LPT Retrocession Agreement regarding the effect of the insolvency of Eaglestone and implementation of the cut-through pursuant to the LPT Retrocession Agreement.

(b)           The Grantor grants to the Trustee all trust powers necessary and reasonable in the performance of its duties hereunder except as otherwise expressly provided herein.

Section 4.3              Grantor Trust for United States Federal Income Tax Purposes.  The Trust Account shall be treated as a grantor trust (pursuant to sections 671 through 677 of the Code) for United States federal income tax purposes.  The Grantor shall constitute the grantor (within the meaning of sections 671 and 677 of the Code) and, thus, any and all income derived from the Assets held in the Trust shall constitute income or gain of the Grantor as the owner of such Assets.

Section 4.4              Designation of Agents.  Except as otherwise expressly provided in this Trust Agreement, any statement, certificate, notice, request, consent, approval, or other instrument to be delivered or furnished by the Grantor or the Beneficiary shall be sufficiently executed if executed in the name of the Grantor or the Beneficiary by such officer or officers of Grantor or Beneficiary or by such other agent or agents of the Grantor or the Beneficiary as may be designated in a resolution of the Board of Directors of the Grantor or the Beneficiary or Committee thereof or a letter of advice issued by the President, Secretary or Treasurer of the Grantor or the Beneficiary, as applicable.  Written notice of such designation by the Grantor or the Beneficiary shall be filed with the Trustee.  The Trustee shall be protected in acting upon any written statement

9

or other instrument made by such officers or agents of the Grantor or the Beneficiary with respect to the authority conferred on it.

Section 4.5              Title to Assets.  Title to any Assets transferred by the Grantor to the Trustee for deposit to the Trust Account or otherwise held in the Trust Account shall be recorded in the name of the Trustee.  The out-of-pocket costs of transfers of title between the Grantor and the Trustee shall be shared equally by the Grantor and the Beneficiary, and the Grantor shall use reasonable efforts to limit such costs.

ARTICLE V
MAINTENANCE OF THE TRUST

Section 5.1              Substitution of Trust Account Assets.

(a)           The Grantor may, from time to time, substitute or exchange Assets contained in the Trust Account, provided, however, (i) the Assets so substituted or exchanged must be Eligible Investments or, if then required, Permitted Investments, (ii) after giving effect to such substitution, the fair market value of the newly deposited Assets are at least equal to the fair market value of the substituted Assets and (iii) the replacement Assets to be deposited in the Trust Account in such substitution or exchange are deposited therein on the day of, and concurrently with, withdrawal of the substituted or exchanged Assets.  Upon any substitution or exchange as provided for herein, the Grantor shall certify to the Trustee and Beneficiary that such substitution or exchange meets the requirements of this Section 5.1.  The Trustee shall act on the instruction and certification of the Grantor and shall give the Beneficiary prompt written notice of any substitution made pursuant hereto.

(b)           The Grantor shall, prior to depositing any Assets into the Trust Account, and from time to time as required, execute all assignments and endorsements in blank, or transfer legal title to the Trustee of all shares, obligations or any other assets requiring assignment in order that the Trustee, upon direction of the Beneficiary, may whenever necessary negotiate any such assets without consent or signature from the Grantor or any other entity.

Section 5.2              Valuation of Assets.  The Grantor shall determine, in good faith and with due care and diligence, the fair market value of any Assets in the Trust Account.  In making this determination, the Grantor shall use prices published by a nationally recognized pricing service for Assets for which such prices are then available, and for Assets for which such prices are not then available, the Grantor shall use methodologies consistent with those which it uses for determining the fair market value of similar assets held in its own general account (other than the Assets) in the ordinary course of business.  The Beneficiary shall have the right to object to any determination of the fair market value of any Asset in the Trust Account, and any resulting dispute shall be resolved pursuant to the provisions of Section 5.3 hereof, including provisions for the Beneficiary to audit the Grantor’s records, as if such determination of fair market value were contained in a Quarterly Certification.

Section 5.3              Quarterly Certification.  Within fourteen (14) calendar days following the end of each calendar quarter, the Grantor shall provide the Beneficiary (with a copy to the Trustee) a written certification (the “Quarterly Certification”) stating the Security Amount as of the calendar quarter end and the aggregate fair market value of the Eligible Investments, or Permitted Investments, as the case may be, held in the Trust Account as of the calendar quarter end

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(both on an asset-by-asset basis and a cumulative basis).  Such certification shall separately state the Asset withdrawals by the Grantor from the Trust Account effected during such calendar quarter.  As soon as is practicable, but in no event more than ten (10) Business Days following its receipt of the Quarterly Certification, the Beneficiary shall either (i) countersign such certification and forward it to the Trustee or (ii) notify the Grantor that it objects to the Grantor’s calculation of the Security Amount or the Grantor’s valuation of any Asset.  If the Grantor and Beneficiary are able to resolve such dispute within ten (10) Business Days of the Beneficiary’s transmittal to the Grantor of its notice of objection, they shall promptly forward to the Trustee a jointly signed certification of the Security Amount.  If the parties are unable to resolve such dispute within ten (10) Business Days of the Beneficiary’s transmittal to the Grantor of its notice of objection, and the dispute relates to the valuation of an Asset, the value of such Asset shall be determined by a Third Party Appraiser and the Grantor and Beneficiary shall be bound by such valuation.  All other disputes shall be resolved in accordance with Section 11.1.  Upon resolution of such dispute, the parties shall forward to the Trustee a copy of the corrected Quarterly Certification setting forth the Security Amount as resolved through such Third Party Appraiser or arbitration.  The Grantor shall, to the extent reasonably necessary or required in order to verify Grantor’s certification, permit the Beneficiary to audit its records in order to determine its compliance with Section 5.2 and this Section 5.3.  The Grantor shall cooperate fully with such audit.  Access to the Grantor and its employees by the Beneficiary in connection with such audit shall be at reasonable times during regular business hours upon reasonable prior written notice (including by e-mail) in a manner which does not unreasonably interfere with the business or operations of the Grantor.

ARTICLE VI
RELEASE AND ADJUSTMENT OF TRUST ACCOUNT ASSETS

Section 6.1              Adjustment of Trust Account Assets.

(a)           The Security Amount as of the end of each calendar quarter shall be certified to the Trustee by the Grantor in the manner set forth in Section 5.3 hereof.

(b)           Following the occurrence of a Collateral Triggering Event, if the aggregate fair market value of the Eligible Investments, or Permitted Investments if then required, maintained in the Trust Account as of any calendar quarter end is less than the Security Amount (computed taking into account the occurrence of the Collateral Triggering Event) as of such calendar quarter end, then within five (5) Business Days Grantor shall deposit into the Trust Account such additional Assets with an aggregate fair market value as are necessary to ensure that the aggregate fair market value of the Eligible Investments, or Permitted Investments if then required, held in the Trust Account is no less than 100% of the Security Amount as of the immediately prior calendar quarter end.

(c)           If, following a Collateral Triggering Event, the event, change or condition which gave rise to the collateralization requirement ceases to exist or apply, then the Security Amount shall thereafter (until the occurrence of a further Collateral Triggering Event) be computed without regard to such Collateral Triggering Event.

Section 6.2              Release of Trust Account Assets to the Beneficiary.  By transmittal of contemporaneous prior written notice to the Trustee and the Grantor, together with a Final Order of an arbitration panel if required pursuant to Section 7.8 of the LPT Retrocession Agreement,

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the Beneficiary may withdraw Assets from the Trust Account pursuant to the provisions of Sections 7.8 and 7.9 of the LPT Retrocession Agreement; provided that notice of such withdrawal is received not less than five (5) Business Days in advance of the requested withdrawal.  The Trustee shall promptly comply with such notice.  The Security Amount shall be adjusted, if necessary, to reflect the application of the funds so withdrawn.

Section 6.3              Release of Trust Account Assets to the Grantor.

(a)           All proceeds from the sale or substitution of the Assets in the Trust Account and the collection of interest, dividends and other income in respect to the Assets in the Trust Account shall be retained in the Trust Account and shall not be released to the Grantor, except in accordance with the provisions set forth in subparagraphs (b) and (c) in this Section 6.3.

(b)           Following each calendar quarter end, by transmittal of written notice to the Trustee and contemporaneous notice to the Beneficiary stating a withdrawal date that shall not be less than five Business Days following the date of the notice, the Grantor may withdraw Assets from the Trust Account in an amount equal to the positive difference, if any, between (i) the aggregate amount of Ultimate Net Loss that has been Actually Paid by Grantor under the LPT Retrocession Agreement since Inception (excluding amounts withdrawn by the Beneficiary pursuant to Section 6.2) minus (ii) the aggregate amount previously withdrawn by Grantor under this Section 6.3(b); provided, however, that in connection with any such withdrawal, the Grantor shall provide a written certification to the Trustee stating the fair market value of each non-cash Asset withdrawn; and provided, further, following a Collateral Triggering Event, the Grantor shall be permitted to withdraw Assets from the Trust Account pursuant to this Section 6.3(b) only to the extent that the aggregate fair market value of the Eligible Investments remaining in the Trust Account after such withdrawal is not less than 100% of the Security Amount.  The Trustee shall comply with such notice on the withdrawal date specified therein.

(c)           Commencing at the fifth anniversary of the date hereof, at any calendar quarter end following the delivery of the Quarterly Certification as to which there is no dispute outstanding between the Grantor and the Beneficiary, in the event the aggregate fair market value of the Eligible Investments maintained in the Trust Account exceeds 150% of the sum of (i) net Reserves of the Beneficiary (including reserves for losses incurred but not reported) calculated in accordance with SAP with respect to the Subject Asbestos Liabilities as of such calendar quarter end and (ii) the amount of the bad debt reserves then held by the Grantor in respect of Included Reinsurance Recoverables, then by transmittal of fourteen (14) calendar days’ prior written notice to the Trustee and the Beneficiary, the Grantor may direct the Trustee to withdraw from the Trust Account and transfer to the Grantor Assets having a fair market value equal to the amount of such excess; provided, however, that following a Collateral Triggering Event, the Grantor shall be permitted to withdraw Assets from the Trust Account pursuant to this Section 6.3(c) only to the extent that the aggregate fair market value of the Eligible Investments remaining in the Trust Account after such withdrawal is not less than 100% of the Security Amount.  In either event, the Trustee shall promptly comply with such notice.

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ARTICLE VII
DUTIES OF THE TRUSTEE

Section 7.1              Acceptance of Assets by the Trustee.

(a)           The Trustee shall not accept any Assets (other than cash) for deposit into the Trust Account unless the Trustee determines that it is or will be the registered owner of and holder of legal title to the Assets or that such Assets are in such form that the Trustee may, if applicable to such asset class, negotiate any such Assets, without consent or signature from the Grantor or any other person or entity.  Any Assets received by the Trustee which, if applicable to such asset class, are not in such proper negotiable form or for which title has not been transferred to the Trustee shall not be accepted by the Trustee and shall be returned to the Grantor as unacceptable.

(b)           The Trustee and its lawfully appointed successors is and are authorized and shall have the power to receive such Assets as the Grantor (or the Beneficiary on behalf of the Grantor) from time to time may transfer or remit to the Trust Account and to hold and dispose of the same for the uses and purposes and in the manner and according to the provisions herein set forth.  All such Assets at all times shall be maintained as a trust account, separate and distinct from all other assets on the books and records of the Trustee, and shall be continuously kept in a safe place within the United States.

Section 7.2              Collection of Interest and Dividends; Voting Rights.  The Trustee is hereby authorized, without prior notice to the Grantor or the Beneficiary, to demand payment of and collect all interest or dividends on the Assets comprising the Trust Account if any.  All payments of interest, dividends and other income in respect to Assets in the Trust Account shall be deposited promptly upon receipt by the Trustee into the Trust Account.  Subject to the other provisions of this Trust Agreement, the Grantor shall have the full and unqualified right to direct the Trustee to vote, and to execute consents, bond powers, stock powers, mortgage and title instruments and other instruments of transfer, pledge and release with respect to any Assets comprising the Trust Account.

Section 7.3              Obligations of the Trustee.  The Trustee agrees to hold and disburse the various Assets of the Trust Account in accordance with the provisions expressed herein.

Section 7.4              Responsibilities of the Trustee.

(a)           The Trustee, in the administration of the Trust Account, is to be bound solely by the express provisions herein, and such further written and signed directions as the appropriate party or parties may, under the conditions herein provided, deliver to the Trustee.  The Trustee shall be under no obligation to enforce the Grantor’s obligations under this Trust Agreement, except as otherwise expressly provided or directed pursuant hereto.  The Trustee shall be restricted to holding title to, operating and collecting the Assets comprising the Trust Account and the payment and distribution thereof for the purposes set forth in this Trust Agreement and to the conservation and protection of such Assets and the administration thereof in accordance with the provisions of this Trust Agreement, and the Trustee shall be liable only for its own negligence, willful misconduct or lack of good faith and for the breach of the Trustee’s obligations under this Trust Agreement; provided, however, that any actions taken in strict accordance with written instructions provided to the Trustee from the parties hereto will not constitute a breach of the Trustee’s obligations under this Trust Agreement.  Upon request of the Grantor or the Beneficiary,

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the Trustee further agrees promptly to forward to such party a statement of all Assets held in the Trust Account.

(b)           Subject to the other provisions of this Trust Agreement, including the requirement that only Eligible Investments may be held in the Trust Account, and provisions relating to the substitution of Assets, (i) the Grantor or an asset manager appointed by Grantor shall have the irrevocable authority and sole power to direct the Trustee, in the Grantor’s sole discretion, with respect to all aspects of the management or investment of the Assets contained in the Trust Account and (ii) the Trustee and the Beneficiary each acknowledges that it has no authority with respect to such management or investment activities, the Trustee agrees it will not exercise any discretion or take any action with respect to the matters in clause (i) above and the Trustee will take any actions related thereto as directed by the Grantor in writing in accordance therewith.

Section 7.5              Books and Records.  The Trustee shall keep full and complete records of the administration of the Trust Account.  The Grantor and the Beneficiary may examine such records, upon reasonable notice to the Trustee, at any time during business hours through any person or persons duly authorized in writing by Grantor or the Beneficiary, at the requesting party’s expense.

Section 7.6              Activity Reports.  The Trustee agrees to provide an activity report to the Beneficiary and the Grantor upon creation of the Trust Account and within five (5) Business Days following the end of each calendar quarter, which report shall, in reasonable detail, show (i) all deposits, withdrawals exchanges and substitutions during such quarter and (ii) a listing of securities and other assets held and cash balances in the Trust Account as of the last day of such quarter.  The Trustee agrees to provide written notification to the Grantor and the Beneficiary within five (5) days of any deposits to or withdrawals from the Trust Account.

Section 7.7              Resignation or Removal of the Trustee; Appointment of Successor Trustee.

(a)           The Trustee may at any time resign as Trustee and terminate its capacity hereunder by delivery of written notice of resignation, effective not less than ninety (90) days after receipt by both the Beneficiary and the Grantor.  The Trustee may be removed by the Grantor by delivery to the Trustee and the Beneficiary of a written notice of removal, effective not less than ninety (90) days after receipt by the Trustee and the Beneficiary of the notice.  Notwithstanding the foregoing, no such resignation by the Trustee or removal by the Grantor shall be effective until a successor to the Trustee shall have been duly appointed by the Grantor and approved by the Beneficiary, which approval shall not be unreasonably withheld, and all the securities and other Assets in the Trust Account have been duly transferred to such successor.  The Grantor, upon receipt of such notice of resignation, shall undertake to obtain the agreement of a qualified, successor depository, agreeable to the Beneficiary, to act as a successor Trustee in accordance with all agreements of the Trustee herein and upon duly qualifying to act as such pursuant to Section 7.7(b).  The Beneficiary agrees not to withhold unreasonably approval of such Trustee.  Upon the Trustee’s delivery of the Assets to the qualified, successor depository, along with a closing statement showing all activities from the last quarterly report, the Trustee shall be discharged of further responsibilities hereunder, subject to any remaining obligations under Sections 7.4 and 7.7(b).  In the event that the Grantor and the Beneficiary fail to appoint a successor trustee within ninety (90) days following receipt of the Trustee’s notice of resignation or a notice of removal, the Trustee may, in its sole discretion and at the expense of the Grantor, petition any

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court of competent jurisdiction for the appointment of a successor trustee or for other appropriate relief, and any such resulting appointment shall be binding upon all the parties.

(b)           Any successor Trustee appointed hereunder shall execute an instrument accepting such appointment hereunder and shall deliver the same to the Grantor and to the then acting Trustee.  Thereupon such successor Trustee shall, without any further act, become vested with all the estates, properties, rights, powers, trusts and duties of its predecessor in the Trust with like effect as if originally named herein; but the predecessor Trustee shall nevertheless, when requested in writing by the successor Trustee, execute an instrument or instruments conveying and transferring to the Trustee upon the Trust herein all the estates, properties, rights, powers and trusts of such predecessor Trustee, and shall duly assign, transfer and deliver to the Trustee all property and money held by such predecessor hereunder.  The predecessor Trustee shall be entitled to reimbursement in accordance with Section 7.10 for all expenses it incurs in connection with the settlement of its accounts and the transfer and delivery of the Trust assets to its successor.  The predecessor Trustee shall continue to be indemnified by reason of such entity being or having been a Trustee in accordance with Section 7.9.

Section 7.8              Release of Information.  The Trustee shall promptly respond to any and all reasonable requests for information concerning the Trust Account or the Assets held therein by any of the parties to this Trust Agreement.  Furthermore, the Trustee shall fully and completely respond to any direct inquiries of any applicable regulatory authority with jurisdiction over the Grantor or the Beneficiary concerning the Trust Account or the Assets held hereunder, including detailed inventories of securities or funds, and the Trustee shall permit such regulatory authority to examine and audit all securities or funds held hereunder.  The Trustee shall promptly provide notice to the Beneficiary and the Grantor concerning all such inquiries, and shall provide seven (7) days’ prior notice to the Beneficiary and the Grantor of all such examinations and audits.

Section 7.9              Indemnification of the Trustee.  The Grantor shall indemnify, defend and hold the Trustee (and its directors, officers and employees) harmless from and against any loss, liability, damage, cost and expense of any nature arising out of or in connection with this Trust Agreement or with the performance of its duties hereunder, including, among other things, reasonable attorneys’ fees and court costs, except to the extent such loss, liability, damage, cost and expense shall be caused by the Trustee’s negligence, willful misconduct or lack of good faith.  Whenever an action by the Trustee is authorized by written signed direction pursuant to the provisions of this Trust Agreement and such action is taken strictly in accordance with such written and signed direction by the appropriate party or parties, the party or parties authorizing such action hereby agree to indemnify the Trustee against all losses, damages, costs and expenses, including reasonable attorneys’ fee, resulting from any action so taken by the Trustee.  The provisions of this paragraph shall survive the termination of this Trust Agreement and the resignation or removal of the Trustee for any reason.

Section 7.10            Charges of the Trustee.  The Grantor agrees to pay all reasonable costs or fees charged by the Trustee for acting as the Trustee pursuant to this Trust Agreement, as agreed between the Grantor and the Trustee; provided, however, that no such costs, fees or expenses shall be paid out of the Assets held in or credited to the Trust Account.

Section 7.11            Limitations of the Trustee.  The Trustee shall in no way be responsible for determining the amount of Assets required to be deposited, or monitoring whether or not the

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Assets held within the Trust Account are Eligible Investments.  The Trustee shall be under no liability for any release of Assets made by it to the Grantor in accordance with Article VI.

Section 7.12            Concerning the Trustee.

(a)           No provision in this Trust Agreement shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers.

(b)           The Trustee shall be entitled to rely on advice of or on an opinion of counsel concerning all matters of trust and its duty hereunder and shall not be liable for any action taken or not taken by it in reliance on such advice or on such opinion of counsel.

(c)           The Trustee may conclusively rely and shall be fully protected in acting or refraining from acting upon any resolution notice, request, consent, certificate, order, entitlement order, affidavit, letter, telegram, facsimile transmission, electronic mail or other paper or document believed by it to be genuine and to have been signed or sent by the proper person or persons.  The Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, notice, consent, request, certificate, order, entitlement order, affidavit, letter, telegram, facsimile transmission, electronic mail or other paper or document.

(d)           The permissive right of the Trustee to take action enumerated in this Trust Agreement shall not be construed as a duty and it shall not be answerable for other than its negligence, willful misconduct or lack of good faith.  In no event shall the Trustee be liable for indirect, special, incidental, punitive or consequential losses or damages, including but not limited to lost profits, whether or not foreseeable, even if the Trustee has been advised of the possibility thereof.

(e)           The Trustee shall not be required to give any bond or surety in respect of the execution of the said trusts and powers or otherwise in respect of the Assets.

(f)            The Trustee shall not be accountable for the use or application by the Grantor or any Beneficiary or any other party of Assets which the Trustee has released in accordance with the terms of this Trust Agreement.

(g)           The Trustee makes no representations as to the validity or sufficiency of the Assets and the Trust Account for any particular purpose and shall incur no responsibility in respect thereof, other than in connection with the duties or obligations assigned to or imposed upon it as provided herein.

(h)           The Trustee shall not be responsible for the perfection, priority or enforceability of any lien or security interest in any of the Assets or in the Trust Account.

(i)            In accepting the trust hereby created, the Trustee acts solely as trustee and not in its individual capacity, and all persons having any claim against the Trustee arising from this Trust Agreement, shall look only to the Assets held by the Trustee hereunder for payment except as otherwise provided herein.

(j)            The Trustee shall not be considered in breach of or in default in its obligations hereunder in the event of delay in the performance of such obligations due to unforeseeable causes beyond its control (including, but not limited to, any act or provision of any present or future law or regulation or governmental authority, any act of God or war, civil unrest, local or national disturbance

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or disaster, any act of terrorism, or the unavailability of the Federal Reserve Bank wire or other wire or communication facility) or without its willful misconduct, negligence or lack of good faith.

ARTICLE VIII
GRANT OF SECURITY INTEREST

Section 8.1              Establishment and Maintenance of the Trust Account.  The Trustee hereby confirms and agrees that:

(a)           (i) it has established the Trust Account in the name of the Trustee and (ii) the Trust Account is a “securities account” (as defined in the UCC) in respect of which the Trustee is a “securities intermediary” (as defined in the UCC);

(b)           it shall not change the entitlement holder or account number of the Trust Account without prior written consent of the Beneficiary; and

(c)           each item of property (whether cash, a security, an instrument or any other property whatsoever) credited to the Trust Account shall be treated as a “financial asset” under Article 8 of the UCC.

Section 8.2              Grant of Security Interest.  As security for the prompt and complete payment, reimbursement and performance when due in full of all the Grantor’s obligations under the LPT Retrocession Agreement, the Grantor hereby grants to the Beneficiary a security interest in and continuing lien on all of the Grantor’s right, title and interest in, to and under the following, in each case, whether now owned or existing or hereafter acquired or arising, and wherever located (all of which being hereinafter collectively called the “Collateral”):

(a)           the Trust Account;

(b)           all Security Entitlements carried in the Trust Account; and

(c)           all Proceeds of any or all of the foregoing; provided, however, that the security interest granted hereunder shall terminate as to the Proceeds of a withdrawal by the Grantor that, at the time of such withdrawal, was rightful in amount.

Section 8.3              Limitation on Exercise of Remedies.  The Beneficiary may exercise the remedies of a “secured party” (as defined in the UCC) only at such times as it would be entitled to withdraw assets from the Trust pursuant to Article VI hereof.

Section 8.4              Other Matters.

(a)           The Grantor hereby authorizes each Beneficiary to file UCC-1 financing statements naming the Grantor as debtor and describing the Collateral pledged hereunder.  The Grantor shall not change its name or jurisdiction of organization, unless it has given each Beneficiary a notice of such change within 30 days of such change and all filings have been made by the Grantor under the UCC or otherwise that are required in order for each Beneficiary to continue at all times following such change to have a valid, legal and perfected security interest in all the Collateral.

(b)           The Trustee hereby subordinates to the Beneficiary’s security interest in the Collateral any statutory or contractual right or claim of offset or lien resulting from any transaction

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which involves the Trust Account, other than with respect to fees and expenses related to the Trust Account.

ARTICLE IX
TERMINATION

Section 9.1              Termination.  This Trust Agreement may be terminated by the Grantor and the Beneficiary by delivery of written notice of termination to the Trustee.  The Beneficiary shall provide its consent to the termination of this Trust Agreement if (i) the Grantor seeks to terminate this Trust Agreement as a result of the exhaustion of the Retro Limit or (ii) the Remaining Paid Limit (as defined in the Administrative Services Agreement) is reduced to $50,000,000 or lower.

Section 9.2              Disposition of Assets Upon Termination.  Upon a termination pursuant to this Article IX, the Trustee shall distribute all Assets held and deposited under this Trust Agreement, to the Grantor and shall take any and all steps necessary to transfer absolutely and unequivocally all right, title and interest in such Assets and to deliver physical custody, if applicable, in such Assets to the Grantor or as otherwise directed by the Grantor.

ARTICLE X
GENERAL PROVISIONS

Section 10.1            Notices.  Any notice, request, demand, waiver, consent, approval or other communication required or permitted to be given by any party under this Trust Agreement shall be in writing and shall be delivered personally, sent by facsimile transmission, sent by registered or certified mail, postage prepaid, or sent by a standard overnight courier of national reputation with written confirmation of delivery.  Any such notice shall be deemed given when so delivered personally, or if sent by facsimile transmission, on written confirmation of receipt, or if mailed, on the date shown on the receipt therefor, or if sent by overnight courier, on the date shown on the written confirmation of delivery.  Such notices shall be given to the following addresses:

If to the Trustee:	Wells Fargo Bank, National Association
5 Broadway, 14th floor
New York, New York 10006
Attention: Stephen Bruce
Facsimile: (212) 509-1716

If to the Grantor:	National Indemnity Company
100 First Stamford Place
Stamford, CT 06902
Attention: General Counsel
Fax: 203-363-5221

With a copy to:	National Indemnity Company
3024 Harney Street
Omaha, NE 68131
Attention: Treasurer
Fax: 402-916-3030

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If to either Beneficiary:	David Fields
Chief Underwriting Officer and
Chief Reinsurance Officer
Chartis Inc.
180 Maiden Lane
New York, NY 10038
Fax: (877) 551-7214

With a copy to:	Eric S. Kobrick
Deputy General Counsel and
Chief Reinsurance Legal Officer
American International Group, Inc.
180 Maiden Lane
New York, NY 10038
Fax: (866) 371-7209

- and to -

[Treasury or such other person who
will oversee the Trust]

Each party to this Trust Agreement may change its notice provisions on fifteen (15) calendar days’ advance notice in writing to the other parties to this Trust Agreement.

Section 10.2            Entire Agreement.  This Trust Agreement, including Appendix A hereto and any other documents delivered pursuant hereto or thereto, constitute the entire agreement among the parties hereto with respect to the subject matter hereof insofar as such agreements affect the Trustee, and supersede all prior negotiations, discussions, writings, agreements and understandings, oral and written, among the parties hereto with respect to the subject matter hereof and thereof.

Section 10.3            Waiver and Amendment.  This Trust Agreement and the Trust created hereunder shall be irrevocable, subject solely to the termination provisions set forth herein. This Trust Agreement may be altered, amended or terminated at any time by written agreement executed by each party hereto.  The failure of either party at any time to exercise any of the rights or powers conferred upon it herein shall constitute neither a waiver of its right to exercise, nor stop it from exercising, any rights at any subsequent time, nor shall such failure reduce in any degree any liability or obligation for which the other party is bound hereunder.

Section 10.4            Successors and Assigns.  The rights and obligations of a party under this Trust Agreement shall not be subject to assignment without the prior written consent of the other parties hereto, and any attempted assignment without the prior written consent of the other parties hereto shall be invalid ab initio.  The terms of this Trust Agreement shall be binding upon, inure to the benefit of and be enforceable by and against the successors and permitted assigns of the parties hereto.  Notwithstanding the foregoing, any corporation or association into which the Trustee may be merged or converted, or with which it may be consolidated, or to which it may sell or transfer all or substantially all of its corporate trust business shall be the successor to the Trustee without the execution or filing of any paper or further act.

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Section 10.5            Headings.  The headings of this Trust Agreement are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

Section 10.6            Governing Law and Jurisdiction.  This Trust Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania  without regard to such state’s principles of conflict of laws that could compel the application of the laws of another jurisdiction.

Section 10.7            No Third Party Beneficiaries.  Nothing in this Trust Agreement is intended or shall be construed to give any person, other than the parties hereto, any legal or equitable right, remedy or claim under or in respect of this Trust Agreement or any provision contained herein.

Section 10.8            Counterparts.  This Trust Agreement may be executed by the Parties in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument binding upon all of the parties hereto notwithstanding the fact that all parties hereto are not signatory to the original or the same counterpart.  Each counterpart may consist of a number of copies hereof each signed by less than all, but together signed by all of the Parties.  Each counterpart may be delivered by facsimile transmission, which transmission shall be deemed delivery of an originally executed document.

Section 10.9            Severability.  Any term or provision of this Trust Agreement which is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Trust Agreement or affecting the validity or enforceability of any of the terms or provisions of this Trust Agreement in any other jurisdiction, so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party hereto.  If any provision of this Trust Agreement is so broad as to be unenforceable, that provision shall be interpreted to be only so broad as is enforceable.  In the event of such invalidity or unenforceability of any term or provision of this Trust Agreement, the parties hereto shall use their commercially reasonable efforts to reform such terms or provisions to carry out the commercial intent of the parties hereto as reflected herein, while curing the circumstance giving rise to the invalidity or unenforceability of such term or provision.

Section 10.10          Incontestability.  Each Party hereby acknowledges that this Trust Agreement, and each and every provision hereof, is and shall be enforceable according to its terms.  Each Party hereby irrevocably waives any right to contest in any respect the validity or enforceability hereof.  This Trust Agreement shall not be subject to rescission, or to an award of damages, restitution, or reformation in lieu thereof, on any basis whatsoever, including intentional fraud.

Section 10.11          Set-Off.  Notwithstanding Section 9.12 of the Master Transaction Agreement, there are no rights of set-off whatsoever, whether contractual, at common law, or otherwise, with respect to the Trust and the Trust Assets.

Section 10.12          Currency.  All financial data required to be provided pursuant to the terms of this Trust Agreement shall be expressed in United States dollars.  All payments and all settlements of account between the parties hereto shall be in United States currency unless otherwise expressly agreed by the Parties in writing.

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ARTICLE XI
DISPUTE RESOLUTION; ARBITRATION

Section 11.1            Arbitration of Disputes Not Resolved by Negotiation.  Any Dispute arising under or in any way related to this Trust Agreement, specifically including without limitation disputes concerning alleged fraud in the inducement of any of the Transaction Documents or other wrongful pre-Closing conduct, but not including a Dispute as to which the Trustee would be a required party within the meaning of Rule 19(a)(1) of the Federal Rules of Civil Procedure, shall, to the extent not resolved by negotiation between the Parties, be resolved by arbitration in a consolidated arbitration involving all agreements and Parties relevant to the dispute. Any Person that is a Party to any of the Transaction Documents shall have an absolute right to intervene in any such arbitration.

Section 11.2            Procedure for Arbitration and Mandatory Pre-Arbitration Negotiation.

(a)           The procedures for the arbitration and for the mandatory pre-arbitration negotiation are set forth in Article VIII of the Master Transaction Agreement, which is hereby incorporated herein.  Arbitration hereunder shall be conducted in Philadelphia, Pennsylvania.

(b)           In considering any relief to be awarded, the arbitrators (and the Designated Court, as appropriate) shall take into account the Parties’ view that the nature and uniqueness of the relationships created under the Transaction Documents as a whole render specific performance the remedy of choice where it is possible to implement that remedy.

Section 11.3            Permitted Judicial Proceedings.  Subject to Section 11.4 hereof, the only permitted judicial proceedings relating to any Dispute are those set forth in, and are subject to the exclusive jurisdiction provisions of, Section 8.5 of the Master Transaction Agreement.  Each Party finally and irrevocably waives any right to trial by jury of any matter or issue in such a permitted judicial proceeding.

Section 11.4            Disputes to Which the Trustee is a Required Party.  In the event of a Dispute to which the Trustee is a required party within the meaning of Rule 19(a)(1) of the Federal Rules of Civil Procedure, then:

(a)           To the extent any portion of the Dispute can be resolved without the participation of the Trustee, it shall be resolved pursuant to Sections 11.1 to 11.3 above.

(b)           The remainder of the Dispute shall be resolved by litigation in the Designated Court, which shall be the sole and exclusive forum for such litigation.

ARTICLE XII
BENEFICIARY; CUT-THROUGH

Section 12.1            Beneficiary.

(a)           Subject to the provisions of subsection (b) below, each of Eaglestone and National Union is a Beneficiary under this Trust Agreement, and references in this Trust Agreement to the “Beneficiary” shall refer to either Eaglestone or National Union, as the case may be, in accordance with subsection (b) below.

(b)           All rights of the Beneficiary under this Trust Agreement may be exercised by either of Eaglestone or National Union; provided that:

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(i)      upon the insolvency of Eaglestone and the appointment of a conservator, liquidator, receiver, or statutory successor of Eaglestone (a “Cut-Through Event”), automatically and without any action on the part of Eaglestone or National Union, all rights of the Beneficiary under this Trust Agreement may only be exercised by National Union, and Eaglestone may not exercise any such rights during the continuance of a Cut-Through Event;

(ii)     prior to the occurrence of a Cut-Through Event, only Eaglestone shall be entitled to exercise any rights of the Beneficiary hereunder; and

(iii)    prior to the occurrence of a Cut-Through Event, National Union may not exercise any of the rights of the Beneficiary hereunder.

Section 12.2            Certifications.

(a)           National Union and Grantor shall inform the Trustee that a Cut-Through Event has occurred promptly upon becoming aware of the occurrence or continuation of a Cut-Through Event.

(b)           Any direction from Eaglestone to the Trustee to withdraw Assets from the Trust Account, including pursuant to Section 6.2 hereof, shall include a certification by Eaglestone that no Cut-Through Event has occurred or is continuing.

(c)           Any direction from National Union to the Trustee to withdraw Assets from the Trust Account, including pursuant to Section 6.2 hereof, shall include a certification by National Union that a Cut-Through Event has occurred or is continuing.

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ARTICLE XIII
EFFECTIVE DATE AND EXECUTION

IN WITNESS OF THE ABOVE, this Trust Agreement is executed in triplicate by the parties’ duly authorized officers on the dates indicated below with an effective date of:  [         ], 2011.

EAGLESTONE REINSURANCE COMPANY
as Beneficiary

By:
Title:
Date:

Attest:
Title:
Date:

NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.
as Beneficiary

By:
Title:
Date:

Attest:
Title:
Date:

[Signature Page to the Trust Agreement]

NATIONAL INDEMNITY COMPANY,
as Grantor

By:
Title:
Date:

Attest:
Title:
Date:

[WELLS FARGO BANK, NATIONAL
ASSOCIATION], as Trustee

By:
Title:
Date:

Attest:
Title:
Date:

[Signature Page to the Trust Agreement]

APPENDIX A
TRUST PROVISIONS FOLLOWING A RETROCESSION CREDIT EVENT

Section 4.1             Continuing Obligation of the Grantor.

(a)           The segregated trust account maintained by the Trustee with account number 85498700 (which shall be hereinafter referred to, including all successor accounts thereto, as the “Trust Account”) shall continue in existence upon the occurrence of a Retrocession Credit Event and the substitution of Assets as required under Section 3.1 of this Trust Agreement.

(b)           The Grantor shall ensure that the Trust Account shall hold Permitted Investments at all times with a fair market value of no less than 100% of the Required Amount, as determined in accordance with Section 7.6 of this Trust Agreement.

Section 4.2             Purpose of the Trust.  The Assets in the Trust Account shall be held by the Trustee for the sole benefit of the Beneficiary, subject to the provisions of Article XI hereof and Section 6.2 of the LPT Retrocession Agreement regarding the effect of the insolvency of Eaglestone and implementation of the cut-through pursuant to the LPT Retrocession Agreement.  The Grantor grants to the Trustee all trust powers necessary and reasonable in the performance of its duties hereunder except as otherwise expressly provided herein.

Section 5.1             (a)  Substitution of Trust Account Assets.  Upon receipt of the prior written consent of the Beneficiary, the Grantor may, from time to time, substitute or exchange Assets contained in the Trust Account, provided, however, (i) the Assets so substituted or exchanged must be Permitted Investments, (ii) after giving effect to such substitution, the fair market value of the newly deposited Assets are at least equal to the fair market value of the substituted Assets and (iii) the replacement Assets to be deposited in the Trust Account in such substitution or exchange are deposited therein on the day of withdrawal of the substituted or exchanged Assets.  Upon any substitution or exchange as provided for herein, the Grantor shall certify to the Trustee and Beneficiary that such substitution or exchange meets the requirements of this Section 5.1.  The Trustee shall act on the instruction and certification of the Grantor and shall give the Beneficiary prompt written notice of any substitution made pursuant hereto.

Section 5.3             Quarterly Certification.  Within fourteen (14) calendar days following the end of each calendar quarter, the Grantor shall provide the Beneficiary (with a copy to the Trustee) a written certification (the “Quarterly Certification”) stating the Required Amount as of the calendar quarter end and the aggregate fair market value of the Permitted Investments, as determined by a nationally recognized valuation service retained by the Trustee at the Grantor’s expense, held in the Trust Account as of the calendar quarter end (both on an asset-by-asset basis and a cumulative basis).  Such certification shall separately state the effect on the fair market value of the Assets of withdrawals by the Grantor from the Trust Account effected during such calendar quarter.  As soon as is practicable, but in no event more than ten (10) Business Days following its receipt of the Quarterly Certification, the Beneficiary shall either (i) countersign such certification and forward it to the Trustee or (ii) notify the Grantor that it objects to the Grantor’s calculation of the Required Amount or the Grantor’s valuation of any Asset.  If the parties are able to resolve such dispute within ten (10) Business Days of the Beneficiary’s transmittal to the Grantor of its notice of objection, they shall promptly forward to the Trustee a jointly signed certification of the Required Amount.  If the parties are unable to resolve such dispute within ten (10) Business Days of the Beneficiary’s transmittal to the Grantor of its notice of objection,

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and the dispute relates to the valuation of an Asset, the value of such Asset shall be determined by a Third Party Appraiser and the parties shall be bound by such valuation.  All other disputes shall be resolved in accordance with Section 11.1 of this Trust Agreement.  Upon resolution of such dispute, the parties shall forward to the Trustee a copy of the corrected Quarterly Certification setting forth the Required Amount as resolved through such Third Party Appraiser or arbitration.  The Grantor shall, to the extent reasonably necessary or required in order to verify Grantor’s certification, permit the Beneficiary to audit its records in order to determine its compliance with this Section 5.3.  The Grantor shall cooperate fully with such audit.  Access to the Grantor and its employees by the Beneficiary in connection with such audit shall be at reasonable times during regular business hours upon reasonable prior written notice (including by e-mail) in a manner which does not unreasonably interfere with the business or operations of the Grantor.

Section 6.1             Adjustment of Trust Account Assets.

(a)           The Required Amount as of the end of each calendar quarter shall be certified to the Trustee by the Grantor in the manner set forth in Section 5.3 hereof.

(b)           If the aggregate fair market value of the Permitted Investments maintained in the Trust Account as of any calendar quarter end is less than the Required Amount as of such calendar quarter end, then within five (5) Business Days of its receipt of the certification set forth in Section 5.3, the Grantor shall deposit into the Trust Account such additional Assets with an aggregate fair market value as are necessary to ensure that the aggregate fair market value of the Permitted Investments held in the Trust Account is no less than 100% of the Required Amount as of the immediately prior calendar quarter end.

Section 6.2             Release of Trust Account Assets to the Beneficiary.

(a)           Notwithstanding anything in this Trust Agreement to the contrary, the Beneficiary shall have the right to withdraw Assets from the Trust Account at any time, without notice to the Grantor, subject only to written notice to the Trustee from the Beneficiary given in accordance with Section 10.1 of this Trust Agreement.  Other than such notice, no other statement or document need be presented by the Beneficiary to withdraw such Assets except that the Beneficiary shall acknowledge to the Trustee receipt of such withdrawn Assets.  Upon such written notice of demand of the Beneficiary, the Trustee shall immediately take any and all steps necessary to transfer absolutely and unequivocally all right, title and interest in the Assets to the Beneficiary and, to the extent applicable, deliver physical custody of such Assets to the Beneficiary.  Upon such transfer, Trustee shall promptly forward a copy of such notice to the Grantor.  The Trustee shall not be subject to any liability for any payment made by it to the Beneficiary pursuant to such written demand by the Beneficiary.

Section 6.3             Release of Trust Account Assets to the Grantor.  Subject to receipt of the Beneficiary’s prior written consent, which shall not be unreasonably withheld, delayed or conditioned, the Grantor shall have the right to withdraw Assets from the Trust Account with an aggregate fair market value equal to the excess over 102% of the Required Amount as of the prior calendar quarter end.  In connection with any such release of Assets, the Trustee shall take any and all necessary steps to transfer absolutely and unequivocally all right, title and interest in such released Assets to the Grantor or its designee.  The Trustee shall not be subject to any liability

A-2

for any payment made by it to the Grantor pursuant to such written instructions received by it from the Beneficiary.

Section 7.4             Responsibilities of the Trustee.

(a)           The Trustee, in the administration of the Trust Account, is to be bound solely by the express provisions herein, and such further written and signed directions as the appropriate party or parties may, under the conditions herein provided, deliver to the Trustee.  The Trustee shall be under no obligation to enforce the Grantor’s obligations under this Trust Agreement, except as otherwise expressly provided or directed pursuant hereto.  The Trustee shall be restricted to holding title to, operating and collecting the Assets comprising the Trust Account and the payment and distribution thereof for the purposes set forth in this Trust Agreement and to the conservation and protection of such Assets and the administration thereof in accordance with the provisions of this Trust Agreement, and the Trustee shall be liable only for its own negligence, willful misconduct or lack of good faith.  The Trustee further agrees to forward upon request of the Beneficiary, the Grantor or any Insurance Commissioner a statement and valuation of all Assets held under this Trust Agreement.

(b)           Subject to the other provisions of this Trust Agreement, including the requirements that only Permitted Investments may be held in the Trust Account and provisions relating to the substitution of Assets, (i) the Grantor or an asset manager appointed by the Grantor shall have the irrevocable authority and sole power to direct the Trustee, in the Grantor’s sole discretion, with respect to all aspects of the management or investment of the Assets contained in the Trust Account and (ii) the Trustee and the Beneficiary each acknowledges that it has no authority with respect to such management or investment activities, the Trustee agrees it will not exercise any discretion or take any action with respect to the matters in clause (i) above and will take any actions related thereto as directed by the Grantor in accordance therewith.

Section 7.5             Books and Records.  The Trustee shall keep full and complete records of the administration of the Trust Account.  The Grantor, the Beneficiary and/or the Insurance Commissioner may examine such records, upon reasonable notice to the Trustee, at any time during business hours through any person or persons duly authorized in writing by Grantor, the Beneficiary and/or the Insurance Commissioner, at the requesting party’s expense.

Section 7.8             Release of Information.  The Trustee shall promptly respond to any and all reasonable requests for information concerning the Trust Account or the Assets held therein by any of the parties to this Trust Agreement.  Furthermore, the Trustee shall fully and completely respond to any direct inquiries of the Insurance Commissioner, or any of its representatives, concerning the Trust Account or the Assets held hereunder, including, detailed inventories of securities or funds, and the Trustee shall permit the Insurance Commissioner, or its representatives, to examine and audit all securities or funds held hereunder.  The Trustee shall promptly provide notice to the Beneficiary and the Grantor concerning all such inquiries, and shall provide seven (7) days prior notice to the Beneficiary and the Grantor of all such examinations and audits.

Section 7.11           Limitations of the Trustee.  The Trustee shall in no way be responsible for determining the amount of Assets required to be deposited, or monitoring whether or not the Assets held within the Trust Account are Permitted Investments.  The Trustee shall be under no liability for any release of Assets made by it to the Grantor in accordance with Article VI.

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Section 10.2           Construction and Effect.  This Trust Agreement and the enforceability hereof shall not be subject to the satisfaction of any conditions or qualifications not expressly included herein.

A-4

Exhibit C to the
Master Transaction Agreement

AMENDED AND RESTATED
LOSS PORTFOLIO TRANSFER REINSURANCE AGREEMENT

by and between

AMERICAN HOME ASSURANCE COMPANY

CHARTIS CASUALTY COMPANY
(f/k/a American International South Insurance Company)

CHARTIS PROPERTY CASUALTY COMPANY
(f/k/a AIG Casualty Company)

COMMERCE AND INDUSTRY INSURANCE COMPANY

GRANITE STATE INSURANCE COMPANY

ILLINOIS NATIONAL INSURANCE CO.

NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

NEW HAMPSHIRE INSURANCE COMPANY

THE INSURANCE COMPANY OF THE STATE OF PENNSYLVANIA

CHARTIS SELECT INSURANCE COMPANY
(f/k/a AIG Excess Liability Insurance Company Ltd.)

CHARTIS SPECIALTY INSURANCE COMPANY
(f/k/a American International Specialty Lines Insurance Company)

LANDMARK INSURANCE COMPANY

LEXINGTON INSURANCE COMPANY

AIU INSURANCE COMPANY

AMERICAN INTERNATIONAL REINSURANCE COMPANY, LTD.

and

AMERICAN HOME ASSURANCE COMPANY

NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

NEW HAMPSHIRE INSURANCE COMPANY

CHARTIS OVERSEAS LIMITED

acting as members of the Chartis Overseas
Association as respects business written or
assumed by or from affiliated companies of
Chartis Inc.

(collectively, “Reinsureds,” as further defined herein)

and

EAGLESTONE REINSURANCE COMPANY
(“Reinsurer”)

Dated as of [              ], 2011

ARTICLE I
DEFINITIONS

1.1	Definitions	1

	ARTICLE II
	REINSURANCE CEDED
2.1	Reinsurance Coverage	9
2.2	Reinsurance Limits	9
2.3	Retentions	10
2.4	Commencement of Reinsurer’s Liability; Follow Fortunes/Settlements	10
2.5	Ultimate Net Loss and Coverage B UNL	11
2.6	Extra-Contractual Obligations	12
2.7	Third Party Reinsurance	13
2.8	Exclusions	13
2.9	Territory	14
2.10	Redomestication	14

	ARTICLE III
	REINSURANCE PREMIUM

3.1	Reinsurance Premium	14
3.2	Cash Settlement at Closing	15
3.3	Ceding Commission on Account of Unallocated Loss Adjustment Expenses	15
3.4	Coverage A Payments, Funding, and Accounts	15
3.5	Coverage B Payments and Accounts	17
3.6	Grant of Security Interest in Included Reinsurance Recoverables and Other Recoverables	18
3.7	Third Party Offsets with Respect to Included Reinsurance Recoverables	18

	ARTICLE IV
	RESERVING REQUIREMENTS AND ACCOUNTING TREATMENT

4.1	Reinsurer’s Reserves	19
4.2	Reinsureds’ Reserves	19
4.3	Risk Transfer	19

	ARTICLE V
	DURATION AND TERMINATION

5.1	Duration and Termination	20

i

ARTICLE VI
INSOLVENCY

6.1	Insolvency of Reinsured	20

	ARTICLE VII
	DISPUTE RESOLUTION AND ARBITRATION

7.1	Arbitration of Disputes Not Resolved by Negotiation	21
7.2	Procedure for Arbitration and Mandatory Pre-Arbitration Negotiation	21
7.3	Permitted Judicial Proceedings	21

	ARTICLE VIII
	ACCESS TO RECORDS AND CONFIDENTIALITY

8.1	Access to Records	21
8.2	Right to Associate	21
8.3	Confidentiality	21

	ARTICLE IX
	ERRORS AND OMISSIONS

9.1	Errors and Omissions	23
9.2	Cessions Determined Not to Be Retrocedable	23

	ARTICLE X
	MISCELLANEOUS PROVISIONS

10.1	Notices	23
10.2	Entire Agreement	24
10.3	Waiver and Amendment	24
10.4	Successors and Assigns	25
10.5	Headings	25
10.6	Construction; Interpretation	25
10.7	Governing Law	25
10.8	No Third Party Beneficiaries	25
10.9	Counterparts	25
10.10	Severability	26
10.11	Incontestability	26
10.12	Separate Parties; Set-Off	26
10.13	Currency	27
10.14	Appointment of National Union as Agent for Cut-Through	27
10.15	Regulatory Approval	27

ii

LIST OF SCHEDULES

Schedule 1.1(a)	Certain Accounts
Schedule 2.8(b)(ii)	“Non-Jersey City” Materials supplied by Reinsureds to NICO, as modified and updated.

iii

THIS AMENDED AND RESTATED LOSS PORTFOLIO TRANSFER REINSURANCE AGREEMENT, dated as of              , 2011 (this “Reinsurance Agreement”), is made and entered into by and between the Reinsureds, as defined herein, and Eaglestone Reinsurance Company, a Pennsylvania property and casualty insurance company (hereinafter referred to as the “Reinsurer”).

WHEREAS, Reinsureds and Reinsurer (individually, a “Party” and collectively, the “Parties”) previously entered into a certain Loss Portfolio Transfer Reinsurance Agreement (the “Original LPT”) dated as of March 31, 2011 and effective as of 12:01 Eastern Standard Time on January 1, 2011 (“Inception”);

WHEREAS, Reinsureds and Reinsurer are amending and restating the Original LPT into this Reinsurance Agreement pursuant to that certain Master Transaction Agreement, dated as of              , 2011 (as amended, modified, and supplemented and in effect from time to time, the “Master Transaction Agreement”), by and among the Parties and National Indemnity Co. (with its successors and permitted assigns, “NICO”);

WHEREAS, in accordance with the Master Transaction Agreement, Reinsurer shall retrocede to NICO a portion of the liabilities assumed by Reinsurer hereunder, all as specified in and subject to the terms and conditions of a Loss Portfolio Transfer Retrocession Agreement (the “LPT Retrocession Agreement”) between Reinsurer and NICO of even date herewith; and

WHEREAS, in accordance with the Master Transaction Agreement and an Administrative Services Agreement of even date herewith (the “Administrative Services Agreement”), NICO will provide certain administrative services to Reinsureds in connection with a portion of the liabilities ceded to Reinsurer under this Reinsurance Agreement;

NOW, THEREFORE, in consideration of the mutual and several promises and undertakings herein contained, and for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Reinsureds and Reinsurer hereby amend and restate the Original LPT and agree as follows:

ARTICLE I
DEFINITIONS

1.1                               Definitions.

The following terms have the respective meanings set forth below throughout this Reinsurance Agreement (definitions are applicable to both the singular and the plural forms of each term defined in this Article I):

“Actually Paid,” with respect to an item at a given time, means that liability on the item has been discharged as of such time, whether by payment, by offset, or otherwise.  For the avoidance of doubt, the amount of the liability that is Actually Paid is measured by the amount of the consideration given for discharging the liability, not by the carrying value of the liability prior to discharge.

“Actually Received,” with respect to an item at a given time, means that liability on the item has been discharged as of such time by the actual receipt of payment by NICO or by offset against amounts due from NICO.  For the avoidance of doubt, the amount of the liability that is Actually Received is measured by the amount of the consideration given for discharging the liability, not by the carrying value of the liability prior to discharge.

“Administrative Services Agreement” shall have the meaning set forth in the Recitals.

“Affiliate” shall have the meaning provided in the Master Transaction Agreement.

“Allocated Loss Adjustment Expenses” means

(i)            all obligations of Reinsureds for external defense costs and similar expenses arising from:

a.                                             the terms and conditions of the Subject Business, or

b.                                            interinsurer obligations arising from equitable contribution or similar claims,

and

(ii)                                external costs incurred in connection with or in any way relating to the adjustment, appraisal, defense, resistance, investigation, audit, negotiation, settlement, payment or appeal of, or the pursuit or collection of any reinsurance on, or the pursuit or enforcement of any right of salvage or subrogation with respect to, the Subject Business and/or coverage disputes and/or bad faith claims related thereto, including without limitation court costs, arbitration, mediation, or other dispute resolution costs, attorneys’ fees, expenses, and pre- and post-judgment interest, it being understood that

a.                                fees of staff counsel expressly charged with performing functions generally performed by outside counsel are Allocated Loss Adjustment Expenses, but that

b.                               personnel costs, overhead, or similar internal costs that are attributable to the handling of a claim file or the pursuit of reinsurance arising from the Subject Business, including without limitation such overhead or internal costs incurred by Chartis Claims, Inc., by Resolute, or by other Affiliates or Subcontractors of the Parties, are not Allocated Loss Adjustment Expenses.

For the purposes of this Reinsurance Agreement, this definition of “Allocated Loss Adjustment Expenses” shall apply regardless of how Reinsureds reserve for Allocated Loss Adjustment Expenses on their respective annual and quarterly statutory financial statements filed with Governmental Authorities.

“Applicable Interest Rate” means 4.25% per annum.

“Applicable Law” has the meaning provided in the Master Transaction Agreement.

“Asbestos Claim” means a claim arising out of, or relating to, the presence of or exposure to asbestos that (a) is presented for payment or adjudication within the 50 States of the United States of America and/or the District of Columbia, (b) is not a Mixed Claim, and (c) falls within either or both of the following categories:

(i)            any claim that was open at Inception and was at that time being handled by the Jersey City Asbestos Unit of Chartis Claims, Inc.; and

(ii)           any claim involving allegations, in whole or in part, of Property Damage, Bodily Injury, personal injury, mental anguish, medical monitoring, nuisance, or trespass,

2

including claims for equitable relief, arising out of, or relating to, the presence of or exposure to asbestos.

“Asbestos Liabilities” means the Subject Asbestos Liabilities and the Other Asbestos Liabilities.

“Bodily Injury” means anything covered as bodily injury under the coverage provisions of an Underlying Policy and/or, without limitation, actual or threatened bodily injury, sickness or disease sustained by a person, including death, humiliation, shock, mental anguish or mental injury by that person at any time which results as a consequence of the bodily injury, sickness or disease.

“Books and Records” shall have the meaning provided in the Administrative Services Agreement.

“Business Day” shall have the meaning provided in the Master Transaction Agreement.

“Chartis” means Chartis, Inc. and its predecessors and the Affiliates of any of them.

“Closing Date” shall have the meaning provided in the Master Transaction Agreement.

“Collateral Trust Account” shall have the meaning provided in the LPT Retrocession Agreement.

“Confidential Information” shall have the meaning set forth in Section 8.3(c).

“Contract Aggregate Limit” shall have the meaning set forth in Section 2.2(a).

“Coverage A Retention” shall have the meaning set forth in Section 2.3(a).

“Coverage B Net ALAE” means that portion of Allocated Loss Adjustment Expenses with respect to Other Asbestos Liabilities that allocates to the Reinsureds’ Net Retained Line.  For the avoidance of doubt, expenses related to reinsurance recovery efforts do not allocate to the Reinsureds’ Net Retained Line regardless of whether such expenses would otherwise be Allocated Loss Adjustment Expenses.

“Coverage B Net ECO” means that portion of Extra-Contractual Obligations with respect to Other Asbestos Liabilities that allocates to the Reinsureds’ Net Retained Line.

“Coverage B Net Losses” means that portion of Losses with respect to Other Asbestos Liabilities that allocates to the Reinsureds’ Net Retained Line.

“Coverage B Other Recoverables” means that portion of Other Recoverables with respect to Other Asbestos Liabilities that allocates to the Reinsureds’ Net Retained Line.

“Coverage B Other Recoveries” means that portion of Other Recoveries with respect to Other Asbestos Liabilities that allocates to the Reinsureds’ Net Retained Line.

“Coverage B Retention” shall have the meaning set forth in Section 2.3(b).

“Coverage B Sublimit” shall have the meaning set forth in Section 2.2(b).

“Coverage B UNL” shall have the meaning set forth in Section 2.5(b).

“Defined Liability Set” means the Subject Asbestos Liabilities or the Group I Asbestos Liabilities or the Other Asbestos Liabilities.

3

“Designated Court” shall have the meaning provided in Section 8.5 of the Master Transaction Agreement.

“Disclosing Party” shall have the meaning set forth in Section 8.3(a).

“Dispute” has the meaning provided in Section 8.1 of the Master Transaction Agreement.

“Dollars” or “$” refers to United States dollars.

“ES Collateral” has the meaning set forth in Section 3.6(a).

“Extra-Contractual Obligations” means all liability of a Reinsured (whether for compensatory, consequential, punitive, or exemplary damages, or otherwise) to insureds, claimants, or other third parties, together with any associated legal costs and expenses, that arises out of a Defined Liability Set and is not liability for Losses or Allocated Loss Adjustment Expenses.  Subject to Section 2.6(b), Extra-Contractual Obligations include, without limitation, any actual or potential liability arising from an assertion by any person that Reinsureds or anyone acting on their behalf acted negligently, fraudulently, in bad faith, or otherwise improperly in the handling of any claim.

Where conduct of NICO or NICO’s Affiliates or Subcontractors is the basis of an award against Reinsureds (or a settlement of a claim for such an award) that would be within the definition of Extra-Contractual Obligations, the entire award or settlement is included within Extra-Contractual Obligations notwithstanding that the award may be against Reinsureds and NICO jointly or jointly and severally.  Where, however, the award is (or would have been but for a settlement) against NICO alone, the award or settlement is not included within Extra-Contractual Obligations and is at NICO’s Own Expense.

For the avoidance of doubt, Extra-Contractual Obligations do not include regulatory fines or penalties for failure to comply with Medicare Set Aside requirements or other Medicare reporting requirements, all of which are addressed in the Administrative Services Agreement.

“Final Order” shall have the meaning provided in the Master Transaction Agreement.

“Governmental Authority” shall have the meaning provided in the Master Transaction Agreement.

“Group I Asbestos Liabilities” means liabilities or obligations of any Reinsured that (i) arise out of Asbestos Claims on the Subject Business (including without limitation obligations arising from direct actions by claimants against a Reinsured) or (ii) are incurred by any Reinsured in settlement of or in protection against the making of future Asbestos Claims on the Subject Business and, in either case, arise from an account set forth on Schedule 1.1(a) hereto.  With respect to actual or potential Mixed Claims on the Subject Business, Group I Asbestos Liabilities includes the portion (but only the portion) of a Reinsured’s liabilities or obligations that relates to alleged exposure to or presence of asbestos and arises from an account set forth on Schedule 1.1(a) hereto.

Notwithstanding the foregoing, liabilities or obligations arising from policies underwritten by Chartis Aerospace are not Group I Asbestos Liabilities.

For purposes of this definition, an “account” refers to the entity that tenders the claim under a policy under which such tendering entity alleges coverage.  A claim arising from or related to an account listed on Schedule 1.1(a) is within the Group I Asbestos Liabilities if it satisfies

4

one of criteria (i) and (ii) above, even if the name of the account subsequently changes, but a tender of a claim under a policy issued to an account listed on Schedule 1.1(a) does not give rise to a Group I Asbestos Liability if the tender is made by an entity separate and distinct from one of those listed on Schedule 1.1(a).

The accounts listed in Schedule 1.1(a) are defined as they exist at Inception.  If after Inception an account so listed acquires another entity for which coverage under Coverage A hereof would exist, that coverage continues notwithstanding the acquisition.

“Inception” shall have the meaning set forth in the Recitals.

“Included Reinsurance Recoverables” means Third Party Reinsurance Recoverables on the Subject Asbestos Liabilities in respect of, but only in respect of, Losses, Allocated Loss Adjustment Expenses, and Extra-Contractual Obligations that are Actually Paid on or after Inception.  The calculation of the amount Actually Paid on account of Included Reinsurance Recoverables for purposes of determining the amount of Ultimate Net Loss that has been Actually Paid includes interest on judgments or awards as well as awards of attorneys’ fees and is subject to adjustment under, and in the circumstances described in, Section 9.2(d) of the Administrative Services Agreement.

“Initial Cash Payment” shall have the meaning set forth in Section 3.2(a).

“Initial Reconciliation Statement” means the estimated reconciliation statement as of the month ending prior to the Closing Date provided by Reinsureds to Reinsurer five (5) Business Days prior to the Closing Date pursuant to Schedule 2.3 of the Master Transaction Agreement.

“Loss” or “Losses” means all obligations of Reinsureds, other than obligations for Allocated Loss Adjustment Expenses, to make payments to or for the benefit of their respective insureds or reinsureds under the coverage provisions of the Underlying Policies, including without limitation obligations arising from direct actions by claimants and interinsurer obligations arising from equitable contribution or similar claims.

“LPT Retrocession Agreement” shall have the meaning set forth in the Recitals.

“Master Transaction Agreement” shall have the meaning set forth in the Recitals.

“Medicare Set Aside” shall have the meaning provided in the Administrative Services Agreement.

“Mixed Claim” means a claim that is presented for payment or adjudication within the 50 States of the United States of America and/or the District of Columbia and that meets one or more of the criteria set forth in clause (c) of the definition of Asbestos Claim but also includes allegations of exposure to or presence of another toxin or condition (e.g., “mixed dust” claims) and/or allegations of injury not caused by exposure to or presence of a toxin.

“NICO” shall have the meaning set forth in the Recitals.

“NICO Subject Business” means all policies, binders, contracts, or other evidences of insurance or reinsurance issued by a Reinsured before January 1, 2000.  NICO Subject Business includes those pre-2000 obligations of divested insurers for which any listed Reinsured remains responsible through reinsurance, indemnity, or otherwise.

“Non-Asbestos Claim” means a claim that is not an Asbestos Claim or a Mixed Claim.

5

“Non-Included Recoverables” means any Third Party Reinsurance Recoverables that are not Included Reinsurance Recoverables.

“Order” shall have the meaning provided in the Master Transaction Agreement.

“Original LPT” shall have the meaning set forth in the Recitals.

“Other Asbestos Liabilities” means (a) Group I Asbestos Liabilities and (b) liabilities or obligations of any Reinsured that arise out of Asbestos Claims on the Subject Business (including without limitation obligations arising from direct actions by claimants against a Reinsured and interinsurer obligations arising from claims for equitable contribution or similar claims) or are incurred by any Reinsured in settlement of or in protection against the making of future Asbestos Claims on the Subject Business but, in either event, are not Subject Asbestos Liabilities or are otherwise excluded from coverage under Coverage A.

“Other Recoverables” means salvage, subrogation, contribution, and any and all other rights to receipts, collections, and recoveries relating to a Defined Liability Set, including without limitation Retrospective Premiums, but Other Recoverables does not include Third Party Reinsurance Recoverables.

“Other Recoveries” means Other Recoverables that are Actually Paid.

“Own Expense” shall have the meaning set forth in Section 2.5.

“Party” or “Parties” shall have the meaning set forth in the Recitals.

“Person” shall have the meaning provided in the Master Transaction Agreement.

“Prior Reinsurance Recoverables” shall have the meaning provided in the Administrative Services Agreement.

“Property Damage” means anything covered as “property damage” under the coverage provisions of an Underlying Policy and/or, without limitation, actual or threatened or potential:  (i) physical injury to tangible property, including all resulting loss of use of that property; or (ii) loss of use of tangible property that is not physically injured.  For the avoidance of doubt, electronic data shall not be considered to be tangible property except and to the extent that damage to such data is covered as “property damage” under the coverage provisions of an Underlying Policy.

“Receiving Party” shall have the meaning set forth in Section 8.3(a).

“Reinsurance Agreement” shall have the meaning set forth in the Preamble.

“Reinsurance Premium” shall have the meaning set forth in Section 3.1.

“Reinsured” and “Reinsureds” mean:

(i)            American Home Assurance Company; Chartis Casualty Company (f/k/a American International South Insurance Company); Chartis Property Casualty Company (f/k/a AIG Casualty Company); Commerce and Industry Insurance Company; Granite State Insurance Company; Illinois National Insurance Co.; National Union Fire Insurance Company of Pittsburgh, Pa.; New Hampshire Insurance Company; The Insurance Company of the State of Pennsylvania; Chartis Select Insurance Company (f/k/a AIG Excess Liability Insurance Company Ltd.); Chartis Specialty Insurance Company (f/k/a American International Specialty Lines Insurance Company); Landmark Insurance Company;

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Lexington Insurance Company; AIU Insurance Company; American International Reinsurance Company Ltd.; and American Home Assurance Company, National Union Fire Insurance Company of Pittsburgh, Pa., New Hampshire Insurance Company, and Chartis Overseas Limited, acting as members of the Chartis Overseas Association as respects business written or assumed by or from affiliated companies of Chartis Inc.;

(ii)           Chartis Europe, S.A., Chartis Insurance U.K. Limited, Chartis Excess Limited, Chartis Insurance Company of Canada and Chartis Insurance Company of Puerto Rico, but in each case only at such time, following receipt of regulatory approval therefor, that such entity executes an addendum to this Reinsurance Agreement making it a party hereto;

(iii)          any non-U.S. entity (A) that was continuously from Inception through the date of request to become a Reinsured hereunder, an Affiliate of Chartis Inc., and (B) in respect of its asbestos liabilities that are otherwise within the definition of Subject Asbestos Liabilities, that as of Inception, has no known claims in respect of Subject Asbestos Liabilities, and only upon (X) the agreement of NICO, in its sole discretion, such agreement to be based upon NICO’s being satisfied that such entity’s liabilities were within the agreed scope of Coverage A, and (Y) an addendum adding such entity as a party to the LPT Reinsurance Agreement and an addendum signed by such entity and NICO to the Master Transaction Agreement and the Administrative Services Agreement, and otherwise affirming all undertakings and representations of Reinsureds thereunder and hereunder;

(iv)          any entity that was not at Inception, but had been previously, an Affiliate of Chartis and for which (but only to the extent that) any of the entities listed or described in clauses (i) and/or (ii) above is responsible, through indemnification obligations or otherwise, for the insurance obligations of such entity for the time it was such an Affiliate; and

(v)           any predecessor or successor of any of the foregoing, including by reason of merger, consolidation, or otherwise, provided, however, that a successor of an entity described in clause (iii) is a “Reinsured” only to the extent that a Chartis Affiliate remains liable as described in such clause.

“Reinsureds’ Net Retained Line” means the portion of the Reinsureds’ liabilities on, under, or in respect of the Subject Business that is net of Third Party Reinsurance Recoverables.  For purposes of determining Reinsureds’ Net Retained Line, Third Party Reinsurance Agreements that, as of Inception, Reinsureds had determined were insolvent or commuted shall be wholly ignored, both as to amounts recovered prior to Inception and as to amounts nominally recoverable at and after Inception.  For the avoidance of doubt, Reinsureds’ Net Retained Line is relevant only to Coverage B.

“Reinsurer” shall have the meaning set forth in the Preamble.  The term “Reinsurer” as used herein shall include any predecessor or successor of such company, including by reason of merger, consolidation or otherwise.

“Representatives” means, with respect to any Person, such Person’s officers, directors, employees, managing directors, agents, advisors and other representatives.

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“Reserves” means, as required by SAP or Applicable Law, reserves (including any gross, net and ceded reserves, as applicable), funds or provisions for Losses, Allocated Loss Adjustment Expenses and Extra-Contractual Obligations in respect of a Defined Liability Set.

“Resolute” shall have the meaning provided in the Administrative Services Agreement.

“Retrospective Premiums” means any amounts due from a policyholder or insured or reinsured under an Underlying Policy as a result of any increase in premiums charged thereunder or additional premium payable thereunder based upon the claims or loss experience pursuant to the terms and conditions of such Underlying Policy.

“SAP” means, as to any Person, the statutory accounting principles prescribed or permitted by the Governmental Authority responsible for the regulation of insurance companies in the jurisdiction in which such Person is domiciled.

“Security Amount” shall have the meaning provided in the Collateral Trust Agreement.

“Subcontractor” shall have the meaning provided in the Administrative Services Agreement.

“Subject Asbestos Liabilities” means any liabilities or obligations of Reinsureds, other than Group I Asbestos Liabilities, that (i) arise out of Asbestos Claims on the NICO Subject Business (including without limitation obligations arising from direct actions by claimants against a Reinsured) or (ii) are incurred by Reinsureds in settlement of or in protection against the making of future Asbestos Claims on the NICO Subject Business.  With respect to actual or potential Mixed Claims on the NICO Subject Business, Subject Asbestos Liabilities includes the portion (but only the portion) of a Reinsured’s liabilities or obligations that relates to alleged exposure to or presence of asbestos and is not within Group I Asbestos Liabilities.

“Subject Business” means all policies, binders, contracts, or other evidences of insurance or reinsurance issued before January 1, 2011.  Subject Business includes those pre-2011 obligations of divested insurers for which any listed Reinsured remains responsible through reinsurance, indemnity, or otherwise.

“Subsidiary” or “Subsidiaries” shall have the meaning provided in the Master Transaction Agreement.

“Tax” shall have the meaning provided in the Master Transaction Agreement.

“Tax Authority” shall have the meaning provided in the Master Transaction Agreement.

“Tax Return” shall have the meaning provided in the Master Transaction Agreement.

“Termination Date” shall have the meaning provided in the LPT Retrocession Agreement.

“Third Party Reinsurance Agreements” means reinsurance agreements, other than this Reinsurance Agreement and reinsurance agreements solely between or among Reinsureds and their Affiliates, whereby any Reinsured has ceded any of the liabilities in the Defined Liability Sets, and which agreements had not been voided or commuted at or prior to Inception.  For purposes of this definition, the liability of one Reinsured or Affiliate to another on a reinsurance agreement is “solely between Reinsureds and their Affiliates” even if non-Affiliates also participate in the reinsurance agreement, so long as the liability of all participants on the agreement is

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several only.  In such circumstances, each participation by a non-Affiliate that was not voided or commuted at or prior to Inception is a Third Party Reinsurance Agreement.

“Third Party Reinsurance Recoverables” means amounts recoverable under Third Party Reinsurance Agreements, including without limitation interest and fees awarded in proceedings for the collection of such amounts.

“Third Party Reinsurance Recoveries” means Third Party Reinsurance Recoverables that have been Actually Paid.

“Transaction Documents” means the Master Transaction Agreement and the Ancillary Agreements (as such term is defined in the Master Transaction Agreement).

“Ultimate Net Loss” shall have the meaning set forth in Section 2.5(a).

“Unallocated Loss Adjustment Expenses” means claims department and reinsurance collections department salaries, benefits, and overhead, as well as and any other loss adjustment expenses or reinsurance collection expenses that are not Allocated Loss Adjustment Expenses.  For purposes of this Reinsurance Agreement, this definition of “Unallocated Loss Adjustment Expenses” will apply regardless of how any Reinsured reserves for Unallocated Loss Adjustment Expenses on its annual and quarterly statutory financial statements filed with Governmental Authorities.

“Underlying Policy” has the meaning provided in the Administrative Services Agreement.

ARTICLE II
REINSURANCE CEDED

2.1                               Reinsurance Coverage.

(a)           Coverage A.  Effective as of Inception, Reinsureds hereby cede to Reinsurer, and Reinsurer accepts as reinsurance, 100% of Reinsureds’ Ultimate Net Loss on the Subject Asbestos Liabilities in excess of the Coverage A Retention.

(b)           Coverage B.  Effective as of Inception, Reinsureds hereby cede to Reinsurer, and Reinsurer accepts as reinsurance, 100% of Reinsureds’ Coverage B UNL in excess of the Coverage B Retention.

2.2                               Reinsurance Limits

(a)           Overall Aggregate Limit:  Notwithstanding any other provision in this Reinsurance Agreement or the other Transaction Documents to the contrary, in no event and under no circumstances, however arising, shall Reinsurer be liable for an amount of Ultimate Net Loss and Coverage B UNL combined in excess of Five Billion Dollars ($5,000,000,000) (the “Contract Aggregate Limit”) by reason of entering into this Reinsurance Agreement.  The Contract Aggregate Limit is a single aggregate limit applicable to the Reinsureds as a group.  There are neither sublimits nor setasides for individual Reinsureds.

(b)           Coverage B Sublimit:  Notwithstanding any other provision in this Reinsurance Agreement or the other Transaction Documents to the contrary, in no event and under no circumstances, however arising, shall Reinsurer be liable for an amount of Coverage B UNL in excess of One Billion, Five Hundred Million Dollars ($1,500,000,000) (the “Coverage B Sublimit”)

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by reason of entering into this Reinsurance Agreement.  The Coverage B Sublimit is part of, and not in addition to, the Contract Aggregate Limit.  It is a single aggregate sublimit applicable to the Reinsureds as a group.  There are neither sublimits nor setasides for individual Reinsureds.

2.3                               Retentions.

(a)           Coverage A.  Reinsureds shall retain an amount of Ultimate Net Loss on the Subject Asbestos Liabilities equal to the amount of such Ultimate Net Loss that was Actually Paid at Inception (the “Coverage A Retention”), and Reinsurer shall have no liability whatsoever for any amounts, including but not limited Loss or Third Party Reinsurance Recoverables, with respect to the Coverage A Retention.  The Coverage A Retention is a single aggregate retention applicable to the group of companies ceding hereunder.

(b)           Coverage B.  Reinsureds shall retain an amount of Coverage B UNL equal to the amount of such Coverage B UNL that was Actually Paid at Inception (the “Coverage B Retention”), and Reinsurer shall have no liability whatsoever for any Coverage B UNL that is within the Coverage B Retention.  The Coverage B Retention is a single aggregate retention applicable to the group of companies ceding hereunder.

2.4                               Commencement of Reinsurer’s Liability; Follow Fortunes/Settlements.

(a)           Reinsurer’s liability under this Reinsurance Agreement shall attach simultaneously with that of Reinsureds, and all reinsurance with respect to which Reinsurer shall be liable by virtue of this Reinsurance Agreement shall be subject in all respects to the same risks, terms, rates, conditions, interpretations, assessments, and waivers, and to the same modifications, alterations, and cancellations, as are the Underlying Policies and the Asbestos Liabilities to which liability under this Reinsurance Agreement attaches, the true intent of this Reinsurance Agreement being that Reinsurer shall, in every case to which liability under this Reinsurance Agreement attaches, follow the fortunes and the settlements of Reinsureds, and Reinsurer shall be bound, without limitation, by all payments and settlements entered into by or on behalf of Reinsureds, subject to the terms, conditions, and provisions of this Reinsurance Agreement and the Contract Aggregate Limit and the Coverage B Sublimit set forth herein.

(b)           Reinsurer is absolutely bound, with no exceptions on any basis whatsoever, to follow Reinsureds’ fortunes and settlements (including without limitation ex gratia settlements) within the Coverage A Retention or Coverage B Retention, as the case may be.

(c)           Reinsurer is absolutely bound, with no exceptions on any basis whatsoever, to follow Reinsureds’ fortunes and settlements (including without limitation ex gratia settlements) effected after the Closing Date by NICO or its designees.

(d)           Reinsurer is only obligated to follow the fortunes and the good faith settlements (including good faith ex gratia settlements) of Reinsureds in the following circumstances:

(i)                                     to the extent NICO is not acting on behalf of Reinsureds under the Administrative Services Agreement, it being understood that the allocation principles set forth in the Administrative Services Agreement continue to apply to Reinsureds in such circumstances, and Reinsureds’ good faith settlements include their good faith implementation of such principles;

(ii)                                  for the period between Inception and the Closing Date; and

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(iii)                               at all times with respect to Coverage B hereof.

In all such circumstances, the burden is on Reinsurer to establish that a given settlement was not in good faith.

(e)           Allocation issues, including (by way of example only) determining whether certain claim payments fall within the Group I Asbestos Liabilities, the Other Asbestos Liabilities, or the Subject Asbestos Liabilities, shall be resolved pursuant to the Administrative Services Agreement, and Reinsurer shall be bound by such resolution.

(f)            Nothing in this Section 2.4 shall be construed to limit Reinsurer’s rights under Section 8.2 hereof or Reinsurer’s absolute right provided in Article VIII of the Master Transaction Agreement to participate and/or intervene in dispute resolution procedures between Reinsureds and NICO.

2.5                               Ultimate Net Loss and Coverage B UNL

(a)           “Ultimate Net Loss” is defined with respect to the Subject Asbestos Liabilities and means:

Losses with respect to Subject Asbestos Liabilities, plus

Allocated Loss Adjustment Expenses with respect to Subject Asbestos Liabilities, plus

Extra-Contractual Obligations with respect to Subject Asbestos Liabilities, less

Included Reinsurance Recoverables, but only to the extent Actually Paid, less

Other Recoverables recoverable by Reinsureds with respect to Subject Asbestos Liabilities, but only to the extent Actually Paid.

(b)           “Coverage B UNL” is defined with respect to the Other Asbestos Liabilities and means:

Coverage B Net Losses, plus

Coverage B Net ALAE, plus

Coverage B Net ECO, less

Coverage B Other Recoverables.

(c)           Nothing in the foregoing definitions shall be construed as implying that amounts are not recoverable hereunder by Reinsureds until a final determination of Ultimate Net Loss or Coverage B UNL.

(d)           Where (i) an item of Losses, Allocated Loss Adjustment Expenses, Extra-Contractual Obligations, Third Party Reinsurance Recoverables, or Other Recoveries relates both to the Subject Asbestos Liabilities and to liabilities of Reinsureds that are not within the Subject Asbestos Liabilities, or (ii) an item of Third Party Reinsurance Recoverables relates both to Included Reinsurance Recoverables and Non-Included Recoverables, only the portion of such item determined pursuant to the allocation procedures of the Administrative Services Agreement to relate to the Subject Asbestos Liabilities or to Included Reinsurance Recoverables, as the case may be, shall be included within Ultimate Net Loss.

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(e)                                  For the avoidance of doubt:

(i)                                     Unallocated Loss Adjustment Expenses are not a component of Ultimate Net Loss or Coverage B UNL.

(ii)                                  Retrospective Premiums allocate to a Defined Liability Set in proportion to the amount of Losses, Allocated Loss Adjustment Expenses and/or Extra-Contractual Obligations giving rise to such Retrospective Premiums that allocate to such Defined Liability Set.

(iii)                               Where this Reinsurance Agreement or one of the other Transaction Documents refers to an act or obligation as being “at the expense of” a Person or at a Person’s “own expense” (“Own Expense”), the cost of performing such act or discharging such obligation is not included within Ultimate Net Loss or Coverage B UNL notwithstanding that such cost might otherwise be so includable.

(f)            Ultimate Net Loss is subject to adjustment in certain circumstances as set forth in Article IX of the Administrative Services Agreement.

2.6                               Extra-Contractual Obligations.

(a)           To the maximum extent permitted by the law of Pennsylvania or, only if more permissive, the law of the most permissive jurisdiction that could reasonably be held to apply under Pennsylvania choice of law rules, but in all events subject to Section 2.6(b) below, this Reinsurance Agreement covers Extra-Contractual Obligations as part of Ultimate Net Loss, including without limitation liability based on alleged conduct of Reinsureds or their agents prior to the Closing Date.

(b)           Notwithstanding anything to the contrary in this Reinsurance Agreement:

(i)                                     Any liability of Reinsureds for the intentional and malicious acts or omissions after the Closing Date of their own employees, officers, or directors (as so determined by final adjudication after all appeals and the expiration of the time to appeal by any Order, writ, injunction, directive, judgment, or decree of a court of competent jurisdiction) is not within Extra-Contractual Obligations and shall be paid by Reinsureds at their Own Expense.

(ii)                                  Any liability of Reinsurer for the intentional and malicious acts or omissions of its employees, officers, or directors (as so determined by final adjudication after all appeals and the expiration of the time to appeal by any Order, writ, injunction, directive, judgment or decree of a court of competent jurisdiction) is not within Extra-Contractual Obligations and shall be paid by Reinsurer at its Own Expense.

(iii)                               Any liability of NICO or its Affiliates for the intentional and malicious acts or omissions of their employees, officers, or directors (as so determined by final adjudication after all appeals and the expiration of the time to appeal by any Order, writ, injunction, directive, judgment or decree of a court of competent jurisdiction) is not within Extra-Contractual Obligations

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and shall be paid by NICO and/or the relevant Affiliate at NICO’s Own Expense.

2.7                               Third Party Reinsurance.

Any Third Party Reinsurance Recoveries will be allocated in accordance with the terms and conditions of the Administrative Services Agreement.

2.8                               Exclusions.

(a)           Notwithstanding any provision of this Reinsurance Agreement to the contrary, Ultimate Net Loss and Coverage B UNL do not include, and Reinsurer shall not be liable for, any of the following:

(i)                                     any liability with respect to any Tax or assessment, whether paid directly by any Reinsured or billed to any Reinsured by or through a cedent or insured, regardless of whether the Tax is denominated as an income tax, excise tax, premium tax, surplus lines tax or any other Tax or assessment;

(ii)                                  any liability of Reinsureds for Extra-Contractual Obligations to the extent that such liability arises solely from the conduct after the Closing Date of Reinsureds’ own employees or Reinsureds’ agents not affiliated with or under the direction of NICO; or

(iii)                               business written or assumed by American General Property & Casualty Insurance Company and/or American Fuji Fire & Marine Insurance Company.

(b)           Ultimate Net Loss does not include, and Reinsurer shall not be liable under Coverage A hereof, with respect to any of the following:

(i)                                     any liability of Reinsureds in respect of reinsurance assumed, except intercompany reinsurance and business fronted for a Reinsured, if any;

(ii)                                  any liability of Reinsureds in respect of existing claimants identified in the “non-Jersey City” materials supplied to NICO on or about March 9, 2011, as thereafter supplemented and as and further identified on Schedule 2.8(b)(ii) hereof, provided, however, that neither of the following is excluded by this Exclusion (b)(ii):

(A)      claims arising under Chartis Marine or Chartis Aerospace policies, and

(B)        claims by claimants not reported to Reinsureds prior to Inception;

(iii)                               any liability on policies written at Chartis Environmental (liability on general liability policies handled by the Environmental Claims Unit of Chartis Claims, Inc., if otherwise covered, is not excluded by this Exclusion (b)(iii));

(iv)                              any liability under policies or contracts expressly written to cover asbestos liability(ies);

(v)                                 any liability under workers compensation or employers liability policies;

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(vi)                              any liability under first party property policies;

(vii)                           any liability for Medicare reporting;

(viii)                        in implementation and not in duplication of Article IX of the Administrative Services Agreement, amounts declared in Section 9.2(b) of such Agreement to be excluded from the calculation of Ultimate Net Loss;

(ix)                                any liability of Reinsureds in connection with an Asbestos Claim that was closed at Inception but was thereafter reopened solely with respect to allegations of the type set forth in paragraph (iii) of the definition of Asbestos Claim, with no associated indemnity component to the reopened claim; or

(x)                                   any liability of Reinsureds for the intentional and malicious acts or omissions prior to the Closing Date of their employees, officers, directors or agents (as so determined by final adjudication after all appeals and the expiration of time to appeal by any Order, writ, injunction, directive, judgment or decree of a court of competent jurisdiction), if but only if the claimant has made no allegations or other assertions of wrongful conduct by NICO as Administrator on or after the Closing Date.

2.9                               Territory.

The reinsurance provided under this Reinsurance Agreement applies only in respect of liabilities of the underlying insureds that are presented for payment or adjudication within the 50 States of the United States of America and/or the District of Columbia.

2.10                        Redomestication.

Reinsurer’s consent shall be obtained prior to any action by a Reinsured that results in redomestication of that entity outside the United States.

ARTICLE III
REINSURANCE PREMIUM

3.1                               Reinsurance Premium.

(a)                                  The premium for the coverage provided by this Reinsurance Agreement is Two Billion, Six Hundred Seventy-Nine Million Dollars ($2,679,000,000) (the “Reinsurance Premium”).  Payment of the Reinsurance Premium is deemed to have been due at Inception.

(b)                                 To the extent Reinsureds determine, no later than September 30, 2011, that the Reserves held at December 31, 2010 in respect of the Asbestos Liabilities ceded under this Reinsurance Agreement differed from the Reinsurance Premium, then:

(i)                                     if such Reserves were greater than the Reinsurance Premium, Reinsureds shall pay an additional premium to Reinsurer in the amount of the excess, and

(ii)                                  if such Reserves were less than the Reinsurance Premium, Reinsurer shall pay a return premium to Reinsureds in the amount of the deficit,

in either case, with interest at the Applicable Interest Rate from Inception to the date of payment.

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(c)           Reinsureds’ determination of the Reserves held at December 31, 2010 shall be final for all purposes unless no later than October 31, 2011 Reinsurer notifies Reinsureds in writing that it disputes such determination, in which event such dispute shall, if not amicably resolved, be referred to arbitration pursuant to Article VII hereof.

3.2                               Cash Settlement at Closing.

(a)           On the Closing Date, Reinsureds shall pay Reinsurer, in immediately available funds, an amount (the “Initial Cash Payment”) equal to

(i)                                     the Reinsurance Premium, plus

(ii)                                  simple interest on the Reinsurance Premium at the Applicable Interest Rate from and including Inception to but excluding the Closing Date, less

(iii)                               estimated Ultimate Net Loss with respect to Coverage A that was Actually Paid in the period between Inception and the Closing Date, less

(iv)                              estimated Coverage B UNL that was Actually Paid in the period between Inception and the Closing Date, less

(v)                                 the ceding commission provided in Section 3.3 below, less

(vi)                              the amount paid to Reinsurer pursuant to Section 3.2 of the Original LPT, less

(vii)                           interest on the principal amount in item (vi) above (i.e., such amount net of any interest component) from and including the date of payment under the Original LPT to but excluding the Closing Date.

(b)           The procedure for estimating the amount of Ultimate Net Loss and Coverage B UNL included (as negative amounts) in the Initial Cash Payment is set forth in Section 2.3 of the Master Transaction Agreement.  The Parties shall make final adjustments to the Initial Cash Payment at the time and in accordance with the procedures set forth in Section 2.3 of the Master Transaction Agreement.

3.3                               Ceding Commission on Account of Unallocated Loss Adjustment Expenses.

On the Closing Date, Reinsurer shall pay Reinsureds a ceding commission of $2,352,157 plus $26,135 per day from April 1, 2011 to but excluding the Closing Date, to reimburse Reinsureds for Unallocated Loss Adjustment Expenses incurred by Reinsureds in connection with the Subject Asbestos Liabilities from and including Inception to but excluding the Closing Date.  Such payment shall be made by offset against Reinsureds’ payment of premium as set forth in Section 3.2 and, for the avoidance of doubt, is not Ultimate Net Loss and does not erode the Contract Aggregate Limit or the Coverage B Sublimit.

3.4                               Coverage A Payments, Funding, and Accounts.

(a)           With respect to Coverage A, it is anticipated that, with the exception of the Initial Cash Payment and any adjustments thereto, substantially all payments by Reinsurer to or on behalf of Reinsureds, and substantially all payments by Reinsureds to Reinsurer, will be handled by the mechanism set forth in Section 13.1 of the Administrative Services Agreement, which shall be accounted for as follows:

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(i)                                 The payment by NICO (as Administrator) on behalf of Reinsureds of Losses, Allocated Loss Adjustment Expenses, or Extra-Contractual Obligations

(A)                              is charged as an increase to Reinsureds’ Ultimate Net Loss on the Subject Asbestos Liabilities;

(B)                                is treated as payment by Reinsurer to Reinsureds on account of the cession of such Ultimate Net Loss; and

(C)                                is treated as payment by NICO (as Retrocessionaire) to Reinsurer on account of the retrocession of such cession.

(ii)                                  The receipt by NICO (as Administrator) on behalf of Reinsureds of Third Party Reinsurance Recoveries or Other Recoveries

(A)                              is credited as a reduction of Reinsureds’ Ultimate Net Loss on the Subject Asbestos Liabilities;

(B)                                is treated as payment by Reinsureds to Reinsurer on account of the cession of such credit; and

(C)                                is treated as payment by Reinsurer to NICO (as Retrocessionaire) on account of the retrocession of such cession.

The Parties consent to the use of the foregoing payment mechanisms and accounting treatment.

(b)                                 To the extent a Reinsured, Reinsurer, or NICO makes or receives a payment accountable to Ultimate Net Loss on the Subject Asbestos Liabilities other than through the foregoing mechanism, it shall be accounted for in a manner consistent with the foregoing and reimbursed, if necessary, by or to the entity ultimately responsible therefor.  In furtherance and not in limitation of such reimbursement obligation, the Parties acknowledge that:

(i)                                     At all times prior to the Termination Date, Reinsureds have a present obligation to account for, and to pay to Reinsurer, the positive difference, if any, between (x) the amount of Ultimate Net Loss on the Subject Asbestos Liabilities that Reinsurer has Actually Paid to or on behalf of Reinsureds as of such time and (y) the amount of Reinsureds’ Ultimate Net Loss on the Subject Asbestos Liabilities in excess of the Coverage A Retention that has been Actually Paid as of such time.

(ii)                                  At all times prior to the Termination Date, but subject to the Contract Aggregate Limit, Reinsurer has a present obligation to account for, and to pay to Reinsureds, the positive difference, if any, between (x) the amount of Reinsureds’ Ultimate Net Loss on the Subject Asbestos Liabilities in excess of the Coverage A Retention that has been Actually Paid as of such time and (y) the amount of Ultimate Net Loss on the Subject Asbestos Liabilities that Reinsurer has Actually Paid to or on behalf of Reinsureds as of such time.

(c)                                  For the avoidance of doubt:

(i)                                     It is understood that any specification in this Reinsurance Agreement, or elsewhere in the Transaction Documents, as to the time or manner of

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payment of amounts on account of Ultimate Net Loss does not negate the ongoing existence of the reimbursement obligations set forth in this Section 3.4(b), which reimbursement obligations shall continue until they are Actually Paid.

(ii)                                  It is the express mutual intent of the Parties that, through the retrocession, NICO receive the full economic benefit of the Included Reinsurance Recoverables and, to the extent related to the Subject Asbestos Liabilities, the Other Recoverables, in both cases when and to the extent paid.

(d)                                 All payments between the Parties not made pursuant to Section 3.2(a) or 3.4(a) shall be made either (i) by wire transfer of Dollars in cash to such bank account or accounts as designated by the recipient or (ii) by direct deposit or direct debit through the Automated Clearing House (ACH) system.

(e)                                  Reinsurer (under the LPT Retrocession Agreement) and Reinsureds (under the Administrative Services Agreement) shall procure from NICO that, no later than 30 days after the end of each calendar quarter, NICO provide to Reinsureds and Reinsurer a summary account of activity under the LPT Reinsurance Agreement (Coverage A only) and the LPT Retrocession Agreement for the quarter, the calendar year to date, and from Inception, including at least the following:

(i)                                     Losses Actually Paid by NICO on behalf of Reinsureds

(ii)                                  Allocated Loss Adjustment Expenses Actually Paid by NICO on behalf of Reinsureds

(iii)                               Extra-Contractual Obligations Actually Paid by NICO on behalf of Reinsureds

(iv)                              Third Party Reinsurance Recoveries that have become Actually Received

(v)                                 Other Recoveries that have become Actually Received

Reinsureds shall at the same time account to Reinsurer with respect to any transactions of which they are aware identified in the introductory clause to Section 3.4(b) hereof.

3.5                               Coverage B Payments and Accounts.

(a)           With respect to Coverage B, Reinsureds shall provide quarterly summary accounts to Reinsurer no later than 30 days after the end of the quarter.  The accounts shall set forth activity with respect to the Other Asbestos Liabilities for the quarter, the calendar year to date, and from Inception, including at least the following:

(i)                                     Losses Paid and Coverage B Net Losses Paid

(ii)                                  Allocated Loss Adjustment Expenses Paid and Coverage B Net ALAE Paid

(iii)                               Extra-Contractual Obligations Paid and Coverage B Net ECO Paid

(iv)                              Coverage B Other Recoveries Received

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(b)           The quarterly account shall show paid Coverage B UNL since Inception and shall compute change in Coverage B UNL for the quarter, and the net balance on each quarterly account shall be settled within 30 days of the delivery of the account.

3.6                               Grant of Security Interest in Included Reinsurance Recoverables and Other Recoverables.

(a)           As security for the prompt and complete payment when due of Reinsureds’ reimbursement obligation in Section 3.4(b)(i) hereof, Reinsureds hereby collaterally assign to the Reinsurer and hereby grant to Reinsurer a security interest in and continuing lien on, and all of Reinsureds’ right, title, and interest in (i) the Included Reinsurance Recoverables, (ii) the Other Recoverables in respect of the Subject Asbestos Liabilities, whether now owned or existing or hereafter acquired or arising, and wherever located, (iii) all accounts, general intangibles, payment intangibles, instruments and investment property representing or arising out of the Included Reinsurance Receivables or the Other Receivables, and (iv) all proceeds of any of the foregoing (collectively, the “ES Collateral”).

(b)           In addition to its rights as a secured party under Article 9 of the Uniform Commercial Code and otherwise under Applicable Law, Reinsurer shall have the right to associate with Reinsureds in any proceedings commenced under Section 3.7(a)(ii) in order to obtain recovery of the Included Reinsurance Recoverable that was the subject of the offset there described.

(c)           Reinsureds acknowledge and consent to Reinsurer’s assignment to NICO pursuant to the terms of the LPT Retrocession Agreement of the rights of the Reinsurer to receive payment from the Reinsureds as set forth in Section 3.4(b)(i) hereof and the rights of the Reinsureds with respect to the ES Collateral set forth in Section 3.6(a) above and acknowledge NICO’s rights

(i)                                     to collect the Included Reinsurance Recoverable, and the Other Recoverables in respect of the Subject Asbestos Liabilities, as and to the extent set forth in the Administrative Services Agreement,

(ii)                                  to apply the amounts so collected as set forth in Section 3.4(a)(ii) hereof, and

(iii)                               to exercise Reinsurer’s right to associate provided in Section 3.6(b) above.

3.7                               Third Party Offsets with Respect to Included Reinsurance Recoverables

(a)           In the event a reinsurer under a Third Party Reinsurance Agreement pays an Included Reinsurance Recoverable by taking an offset against an amount it asserts Reinsureds owe it, then:

(i)                                     If and to the extent that Reinsureds (on their own behalf and not by NICO as Administrator under the Administrative Services Agreement) do not dispute the validity of their asserted debt to the third party reinsurer, then the offset shall to that extent be treated as a payment of the Included Reinsurance Recoverable to Reinsureds that did not affect the amount of Ultimate Net Loss that had been Actually Paid by Reinsurer, and Reinsureds shall reimburse Reinsurer therefor pursuant to Section 3.4(b) hereof.

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(ii)                                  If and to the extent that the Reinsureds do dispute the validity of their asserted debt to the third party reinsurer, then Reinsureds shall promptly commence and diligently pursue a claim against the third party reinsurer to recover the allegedly improperly taken offset and may defer reimbursing Reinsurer for the period reasonably required to obtain a determination as to the validity of the asserted debt.

(iii)                               To the extent the asserted debt is determined to be valid, Reinsureds shall pay to Reinsurer the amount determined to be valid (but not in excess of the Included Reinsurance Recoverable against which the offset was taken), with interest at the Applicable Interest Rate from 60 days after the date the offset was taken.  The payment of the interest to Reinsurer shall be at Reinsureds’ Own Expense.

(b)                                 The provisions of Section 3.7(a) shall apply only to the extent the third party reinsurer actually takes the offset and does not merely refuse to pay NICO as Administrator on the ground that Reinsureds are allegedly in debt to such reinsurer.

(c)                                  The provisions of Section 3.7(a) shall not apply to any offset to the extent that the item against which the third party reinsurer takes the offset relates to an item previously paid by such third-party reinsurer (for example, a claimed right to a refund of an overpayment of an Included Reinsurance Recoverable), but in that event the provisions of Section 3.4(a) shall apply.

ARTICLE IV
RESERVING REQUIREMENTS AND ACCOUNTING TREATMENT

4.1                               Reinsurer’s Reserves.

On and after the Closing Date, Reinsurer shall establish and at all times maintain liability reserves on Reinsurer’s statutory financial statements with respect to the liability assumed from Reinsureds hereunder.  Such reserve shall be determined by Reinsurer in accordance with SAP, including applicable actuarial principles.

4.2                               Reinsureds’ Reserves.

Reinsureds shall determine their reserves in respect of the liabilities ceded to Reinsurer hereunder in accordance with SAP, including applicable actuarial principles.

4.3                               Risk Transfer.

Each Party to this Reinsurance Agreement has conducted prior to execution of this Reinsurance Agreement such risk transfer testing analysis as that Party deems appropriate in its independent judgment in order to report properly the transaction for SAP and federal income tax purposes.  Based on such analysis each Party has independently determined that the transaction provided for in this Reinsurance Agreement is properly accounted for as reinsurance for SAP and federal income tax purposes.

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ARTICLE V
DURATION AND TERMINATION

5.1                               Duration and Termination.

(a)           Without limiting any provision of the Master Transaction Agreement, the Parties’ rights and obligations under this Reinsurance Agreement shall commence on the Closing Date but shall be as of Inception, as set forth herein.

(b)           On the Closing Date but effective as of Inception, the Original LPT is hereby amended and restated and wholly replaced by this Reinsurance Agreement.

(c)           Unless earlier terminated by mutual written consent of the Parties, this Reinsurance Agreement, and the Parties’ rights and obligations hereunder, shall continue in force until the natural expiry of the Asbestos Liabilities.

ARTICLE VI
INSOLVENCY

6.1                               Insolvency of Reinsured.

(a)           In the event of the insolvency of any Reinsured and the appointment of a conservator, liquidator, receiver or statutory successor of a Reinsured, all amounts due such Reinsured under this Reinsurance Agreement shall be payable by Reinsurer to any conservator, liquidator, receiver or statutory successor of such Reinsured on the basis of the claims allowed against such Reinsured by any court of competent jurisdiction or by any conservator, liquidator, receiver or statutory successor of such Reinsured having authority to allow such claims, without diminution because of that insolvency, or because the conservator, liquidator, receiver or statutory successor has failed to pay all or a portion of any claims.  Payments by Reinsurer as set forth in this Section shall be made directly to such Reinsured or to its conservator, liquidator, receiver, or statutory successor.  Under no circumstances shall Reinsurer’s liability hereunder be accelerated or enlarged by the insolvency of any Reinsured.

(b)           In the event of the insolvency of any Reinsured the liquidator, receiver or statutory successor of such Reinsured shall give written notice of the pendency of any Asbestos Claim against such Reinsured within a reasonable period of time after such claim is filed in the insolvency proceedings.  During the pendency of such claim Reinsurer may investigate such claim and interpose, at its Own Expense, in the proceeding where such claim is to be adjudicated, any defense or defenses which it may deem available to such Reinsured or its liquidator, receiver or statutory successor.  The expense thus incurred by Reinsurer shall be chargeable, subject to court approval, against such Reinsured as part of the expense of liquidation to the extent of a proportionate share of the benefit which may accrue to such Reinsured solely as a result of the defense undertaken by Reinsurer.

(c)           For the avoidance of doubt, the insolvency of one or more Reinsureds shall not affect the rights and obligations of any other Reinsured.

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ARTICLE VII
DISPUTE RESOLUTION AND ARBITRATION

7.1                               Arbitration of Disputes Not Resolved by Negotiation.

All Disputes arising under or in any way related to this Reinsurance Agreement, specifically including without limitation disputes concerning alleged fraud in the inducement of any of the Transaction Documents or other wrongful pre-Closing conduct shall, to the extent not resolved by negotiation between the Parties, be resolved by arbitration in a consolidated arbitration involving all agreements and Parties relevant to the dispute.  Any Person that is a Party to any of the foregoing agreements shall have an absolute right to intervene in any such arbitration.

7.2                               Procedure for Arbitration and Mandatory Pre-Arbitration Negotiation.

(a)           The procedures for the arbitration and for the mandatory pre-arbitration negotiation are set forth in Article VIII of the Master Transaction Agreement, which is hereby incorporated herein.  Arbitration hereunder shall be conducted in Philadelphia, Pennsylvania.

(b)           In considering any relief to be awarded, the arbitrators (and the Designated Court, as appropriate) shall take into account the Parties’ view that the nature and uniqueness of the relationships created under the Transaction Documents as a whole render specific performance the remedy of choice where it is possible to implement that remedy.

7.3                               Permitted Judicial Proceedings.

The only permitted judicial proceedings relating to any Dispute are those set forth in, and are subject to the exclusive jurisdiction provisions of, Section 8.5 of the Master Transaction Agreement.  Each Party finally and irrevocably waives any right to trial by jury of any matter or issue in such a permitted judicial proceeding.

ARTICLE VIII
ACCESS TO RECORDS AND CONFIDENTIALITY

8.1                               Access to Records.

Reinsurer shall have the right to review, at reasonable times and places and at Reinsurer’s Own Expense, Reinsureds’ Books and Records, including without limitation Books and Records maintained by NICO as Administrator under the Administrative Services Agreement.

8.2                               Right to Associate.

Reinsurer shall have the right to associate with Reinsureds, at Reinsurer’s Own Expense, in:

(a)           any and all consultations with NICO provided for under the Administrative Services Agreement, and

(b)           any and all audits or reviews of NICO as Administrator conducted by Reinsureds.

8.3                               Confidentiality.

(a)           The Parties (each, the “Receiving Party”) hereby covenant and agree, each on behalf of itself and on behalf of its Affiliates, that from and after the date hereof, the Receiving Party and its Affiliates will not disclose, give, sell, use or otherwise divulge any Confidential Information (defined below) of the other Party (the “Disclosing Party”) or permit their respective

21

Representatives to do the same, except that each Receiving Party may disclose such Confidential Information or portions thereof (i) if legally compelled to do so or as required in connection with an examination by an insurance regulatory authority, (ii) to the extent necessary for the performance of such Receiving Party’s obligations under the Transaction Documents, (iii) the enforcement of the rights of such Receiving Party and its Affiliates under this Reinsurance Agreement or the Transaction Documents, (iv) to those of such Receiving Party’s Affiliates, and to their respective Representatives in each case who need to know such information for the foregoing purposes, (v) as required under any Applicable Law, (vi) as required to a Tax Authority to support a position taken on any Tax Return or (vii) as required by the rules of any stock exchange on which the stock of a Receiving Party’s Affiliate is traded.  If the Receiving Party or its Affiliates, or any of their respective Representatives become legally compelled to disclose any Confidential Information (other than as required in connection with an examination by an insurance regulatory authority or as required to a Tax Authority to support a position taken on any Tax Return), the Receiving Party shall provide Disclosing Party with prompt written notice of such requirement so that the Disclosing Party may seek a protective order or other remedy or waive compliance with this Section 8.3.  In the event that such protective order or other remedy is not obtained, or the Disclosing Party waives compliance with this Section 8.3, the Receiving Party or its Affiliates, as applicable, shall furnish only that portion of Confidential Information which is legally required to be provided and exercise its commercially reasonable efforts to obtain assurances that appropriate confidential treatment will be accorded to the Confidential Information.

(b)           The Receiving Party, on behalf of itself and on behalf of its Affiliates and their respective Representatives acknowledges that a breach of its obligations under this Section 8.3 may result in irreparable injury to the Disclosing Party.  In the event of the breach by Receiving Party or any of its Affiliates or their respective Representatives of any of the terms and conditions of this Section 8.3 to be performed, the Disclosing Party shall presumptively be entitled to specific performance from the arbitrators and/or temporary injunctive relief in aid thereof pursuant to Article VII hereof.

(c)           For the purposes of this Reinsurance Agreement, “Confidential Information” means all confidential information (irrespective of the form of such information) of any kind, including any analyses, compilations, data, studies, notes, translations, memoranda or other documents, concerning the Disclosing Party or any of its Affiliates obtained directly or indirectly from the Disclosing Party or any of its Affiliates, or Representatives in connection with the transactions contemplated by the Transaction Documents, including any information regarding the Subject Business, except information (i) which at the time of the disclosure or thereafter is ascertainable or available to the public (other than as a result of a disclosure directly or indirectly by the Receiving Party or any of its Affiliates, or Representatives), (ii) is or becomes available to the Receiving Party on a non-confidential basis from a source other than the Disclosing Party or any of its Affiliates, or Representatives, provided that, to the knowledge of such Receiving Party, such source was not prohibited from disclosing such information to the Receiving Party by a legal, contractual or fiduciary obligation owed to another Person, (iii) the Receiving Party can establish is already in its possession or the possession of any of its Affiliates, or Representatives (other than information furnished by or on behalf of the Disclosing Party) or (iv) which is independently developed by the Receiving Party or its Affiliates without the use or benefit of any information that would otherwise be Confidential Information.

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ARTICLE IX
ERRORS AND OMISSIONS

9.1                               Errors and Omissions.

Inadvertent delays, errors, or omissions made in connection with this Reinsurance Agreement or any transaction hereunder shall not relieve either Party from any liability that would have attached had such delay, error, or omission not occurred, provided that such error or omission is rectified promptly after discovery, and provided, further, that the Party making such error or omission or responsible for such delay shall be responsible for any additional liability that attaches as a result.  If (i) the failure of either Party to comply with any provision of this Reinsurance Agreement is unintentional or the result of a misunderstanding or oversight and (ii) such failure to comply is promptly rectified, both Parties shall be restored as closely as possible to the positions they would have occupied if no error or oversight had occurred.

9.2                               Cessions Determined Not to Be Retrocedable.

In the event it is determined that an amount of putative Ultimate Net Loss on the Subject Asbestos Liabilities ceded to Reinsurer hereunder and retroceded by Reinsurer to NICO was not appropriately retroceded under the LPT Retrocession Agreement, then:

(a)            If the basis for such determination is that the amount was covered under Coverage B hereof and not under Coverage A, then the cession to Reinsurer shall remain in effect but shall be accounted for under Coverage B.

(b)           If the determination is made on any other basis, then the cession to Reinsurer shall be reversed pro tanto.

ARTICLE X
MISCELLANEOUS PROVISIONS

10.1                        Notices.

Any notice, request, demand, waiver, consent, approval or other communication required or permitted to be given by any Party hereunder shall be in writing and shall be delivered personally, sent by facsimile transmission, sent by registered or certified mail, postage prepaid, or sent by a standard overnight courier of national reputation with written confirmation of delivery.  Any such notice shall be deemed given when so delivered personally, or if sent by facsimile transmission, on the date received (provided that any notice received after 5:00 p.m. (addressee’s local time) shall be deemed given at 9:00 a.m. (addressee’s local time) on the next Business Day), or if mailed, on the date shown on the receipt therefor, or if sent by overnight courier, on the date shown on the written confirmation of delivery.  Such notices shall be given to the following address:

To Reinsurer:                                                                        David Fields
President
Eaglestone Reinsurance Company
180 Maiden Lane
New York, NY 10038
Fax:  (877) 551-7214

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With a copy to:                                                             Eric S. Kobrick
Deputy General Counsel and
Chief Reinsurance Legal Officer
American International Group, Inc.
180 Maiden Lane
New York, NY 10038
Fax:  (866) 371-7209

To Reinsureds:                                                               Sean Leonard
Senior Vice President &
     Chief Financial Officer
Chartis U.S.
180 Maiden Lane
New York, NY 10038
Fax: (877) 484-1961

With a copy to:                                                             Christopher Blum
Senior Vice President &
     General Counsel
Chartis U.S.
180 Maiden Lane
New York, NY 10038
Fax:  (866) 326-0079

Any Party may change its notice provisions on fifteen (15) calendar days’ advance notice in writing to the other Parties.

10.2                        Entire Agreement.

This Reinsurance Agreement (including the exhibits and schedules hereto), the other Transaction Documents and any other documents delivered pursuant hereto or thereto, constitute the entire agreement among the Parties and their respective Affiliates with respect to the subject matter hereof and supersede all prior negotiations, discussions, writings, agreements and understandings, oral and written, among the Parties with respect to the subject matter hereof and thereof.

10.3                        Waiver and Amendment.

This Reinsurance Agreement may be amended, superseded, canceled, renewed or extended, and the terms hereof may be waived, only by an instrument in writing signed by the Parties hereto, or, in the case of a waiver, by the Party waiving compliance.  No delay on the part of any Party in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other such right, power or privilege.  No waiver of any breach of this Reinsurance Agreement shall be held to constitute a waiver of any other or subsequent breach.  Any amendment requiring the approval of a state insurance department shall not become effective until such approval is obtained.

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10.4                        Successors and Assigns.

The rights and obligations of the Parties under this Reinsurance Agreement shall not be subject to assignment without the prior written consent of the other Parties, and any attempted assignment without the prior written consent of the other Parties shall be invalid ab initio.  The terms of this Reinsurance Agreement shall be binding upon, inure to the benefit of and be enforceable by and against the successors and permitted assigns of the Parties.

10.5                        Headings.

The headings of this Reinsurance Agreement are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

10.6                        Construction;  Interpretation.

Reinsureds and Reinsurer have participated jointly in the negotiation and drafting of this Reinsurance Agreement.  In the event of an ambiguity or question of intent or interpretation arises, this Reinsurance Agreement shall be construed as if drafted jointly by the Parties and no presumption or burden of proof shall arise favoring or disfavoring either Party by virtue of the authorship of any of the provisions of this Reinsurance Agreement.  When a reference is made to an Article, Section, Schedule or Exhibit, such reference shall be to an Article, Section, Schedule or Exhibit of or to this Reinsurance Agreement unless otherwise indicated.  Whenever the words “include,” “includes” or “including” are used in this Reinsurance Agreement, they shall be deemed to be followed by the words “without limitation.”  The term “Reinsurance Agreement” means this Reinsurance Agreement as amended or supplemented, together with all Exhibits and Schedules attached hereto or incorporated by reference, and the words “hereof,” “herein,” “hereto,” “hereunder” and other words of similar import shall refer to this Reinsurance Agreement in its entirety and not to any particular Article, Section or provision of this Reinsurance Agreement.  Reference to any Applicable Law means such Applicable Law as amended, modified, codified, replaced or reenacted and then in effect, and all rules and regulations promulgated thereunder.  References to a Person are also to its successors and permitted assigns.

10.7                        Governing Law.

This Reinsurance Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania without regard to such state’s principles of conflict of laws that could compel the application of the laws of another jurisdiction.

10.8                        No Third Party Beneficiaries.

Nothing in this Reinsurance Agreement is intended or shall be construed to give any Person, other than the Parties, any legal or equitable right, remedy or claim under or in respect of this Reinsurance Agreement or any provision contained herein.

10.9                        Counterparts.

This Reinsurance Agreement may be executed by the Parties in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument binding upon all of the Parties notwithstanding the fact that all Parties are not signatory to the original or the same counterpart.  Each counterpart may consist of a number of copies hereof each signed by less than all, but together signed by all

25

of the Parties.  Each counterpart may be delivered by facsimile transmission, which transmission shall be deemed delivery of an originally executed document.

10.10                 Severability.

Any term or provision of this Reinsurance Agreement which is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Reinsurance Agreement or affecting the validity or enforceability of any of the terms or provisions of this Reinsurance Agreement in any other jurisdiction, so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any Party.  If any provision of this Reinsurance Agreement is so broad as to be unenforceable, that provision shall be interpreted to be only so broad as is enforceable.  In the event of such invalidity or unenforceability of any term or provision of this Reinsurance Agreement, the Parties shall use their commercially reasonable efforts to reform such terms or provisions to carry out the commercial intent of the Parties as reflected herein, while curing the circumstance giving rise to the invalidity or unenforceability of such term or provision.

10.11                 Incontestability.

Each Party hereby acknowledges that this Reinsurance Agreement, and each and every provision hereof, is and shall be enforceable according to its terms.  Each Party hereby irrevocably waives any right to contest in any respect the validity or enforceability hereof.  This Reinsurance Agreement shall not be subject to rescission, or to an award of damages, restitution, or reformation in lieu thereof, on any basis whatsoever, including intentional fraud.  Nothing herein shall be construed to prevent a claim for damages for intentional fraud in the inducement of this Reinsurance Agreement or any of the Transaction Documents, or any of the transactions contemplated hereby or thereby, by either (a) NICO against Eaglestone and/or Reinsureds or by (b) Reinsureds and/or Eaglestone against NICO, provided, however, that (i) no such claim shall be brought against any individual but only against the entity or entities on whose behalf such individual acted, (ii) any such claim shall be brought in an arbitration pursuant to Article VII hereof, and (iii) the measure of damages with respect to any such claim is the difference between the value as represented of the matter allegedly misrepresented and the value under the actual facts.

10.12                 Separate Parties; Set-Off.

(a)           Subject to Sections 2.2 and 2.3 hereof, each party to this Reinsurance Agreement agrees to honor the terms set forth herein as if it were a separate agreement between the Reinsurer and each individually-named Reinsured.  Balances payable or recoverable by Reinsurer or by any individually-named Reinsured shall not serve to offset any balances payable or recoverable to or from any other reinsured party to this Agreement.

(b)           There are no common law or other non-contractual rights of set-off available to the Parties with respect to transactions under or relating to this Reinsurance Agreement.  The sole and exclusive rights of set-off are those set forth in Section 9.12 of the Master Transaction Agreement.  Upon implementation of the cut-through provided for in Article VI of the LPT Retrocession Agreement, Reinsurer shall have no rights of set-off with respect to any liabilities arising under or in connection with Coverage A.

26

(c)           Notwithstanding any other provision hereof or of any of the other Transaction Documents, at no time prior to the Termination Date may Reinsurer or any Reinsured set off any amount due under or in respect of Coverage A hereunder against any amount due under or in respect of Coverage B hereunder.

10.13                 Currency.

All financial data required to be provided pursuant to the terms of this Reinsurance Agreement shall be expressed in Dollars.  All payments and all settlements of account between the Parties shall likewise be in Dollars unless otherwise expressly agreed by the Parties in writing.  Where a transaction is originally recorded in a currency other than Dollars, it shall be converted to Dollars at the time and at the conversion rate used on the books of the Reinsureds in the ordinary course of business.

10.14                 Appointment of National Union as Agent for Cut-Through.

The Reinsureds hereby appoint National Union Fire Insurance Company of Pittsburgh, Pennsylvania as their agent for all purposes with respect to the cut-through provided in the LPT Retrocession Agreement and the provisions relating to such cut-through in the other Transaction Documents.

10.15                 Regulatory Approval.

This Reinsurance Agreement shall not be cancelled or rescinded without the prior written consent of the insurance commissioner of the Commonwealth of Pennsylvania.

(The remainder of this page has been intentionally left blank)

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IN WITNESS WHEREOF, the Parties hereby execute this Reinsurance Agreement as of the day and year first set forth above.

AMERICAN HOME ASSURANCE COMPANY

By:
Name:
Title:

CHARTIS CASUALTY COMPANY
(f/k/a American International South Insurance Company)

By:
Name:
Title:

CHARTIS PROPERTY CASUALTY COMPANY
(f/k/a AIG Casualty Company)

By:
Name:
Title:

COMMERCE AND INDUSTRY INSURANCE COMPANY

By:
Name:
Title:

GRANITE STATE INSURANCE COMPANY

By:
Name:
Title:

[Signature Page to Loss Portfolio Transfer Reinsurance Agreement]

S-1

ILLINOIS NATIONAL INSURANCE CO.

By:
Name:
Title:

NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.
(as Reinsured and as Agent for Reinsureds pursuant to Section 10.14)

By:
Name:
Title:

NEW HAMPSHIRE INSURANCE COMPANY

By:
Name:
Title:

THE INSURANCE COMPANY OF THE STATE OF PENNSYLVANIA

By:
Name:
Title:

CHARTIS SELECT INSURANCE COMPANY
(f/k/a AIG Excess Liability Insurance Company Ltd.)

By:
Name:
Title:

[Signature Page to Loss Portfolio Transfer Reinsurance Agreement]

S-2

CHARTIS SPECIALTY INSURANCE COMPANY
(f/k/a American International Specialty Lines Insurance Company)

By:
Name:
Title:

LANDMARK INSURANCE COMPANY

By:
Name:
Title:

LEXINGTON INSURANCE COMPANY

By:
Name:
Title:

AIU INSURANCE COMPANY

By:
Name:
Title:

AMERICAN INTERNATIONAL REINSURANCE COMPANY LTD.

By:
Name:
Title:

[Signature Page to Loss Portfolio Transfer Reinsurance Agreement]

S-3

AMERICAN HOME ASSURANCE COMPANY
(acting as a member of the Chartis Overseas Association as respects business written or assumed by or from affiliated companies of Chartis Inc.)

By:
Name:
Title:

NATIONAL UNION FIRE INSURANCE
COMPANY OF PITTSBURGH, PA.
(acting as a member of the Chartis Overseas Association as respects business written or assumed by or from affiliated companies of Chartis Inc.)

By:
Name:
Title:

NEW HAMPSHIRE INSURANCE COMPANY
(acting as a member of the Chartis Overseas Association as respects business written or assumed by or from affiliated companies of Chartis Inc.)

By:
Name:
Title:

CHARTIS OVERSEAS LIMITED
(acting as a member of the Chartis Overseas Association as respects business written or assumed by or from affiliated companies of Chartis Inc.)

By:
Name:
Title:

[Signature Page to Loss Portfolio Transfer Reinsurance Agreement]

S-4

EAGLESTONE REINSURANCE COMPANY

By:
Name:
Title:

[Signature Page to Loss Portfolio Transfer Reinsurance Agreement]

S-5

Exhibit D to the
Master Transaction Agreement

LOSS PORTFOLIO TRANSFER RETROCESSION AGREEMENT

by and between

EAGLESTONE REINSURANCE COMPANY

and

NATIONAL INDEMNITY COMPANY

Dated as of  [    ], 2011

		Page

ARTICLE I
DEFINITIONS

1.1	Definitions	1

ARTICLE II
RETROCESSIONAL COVERAGE

2.1	Retrocessional Coverage and Limit	9
2.2	Commencement of NICO’s Liability; Follow Fortunes/Settlements	9
2.3	Ultimate Net Loss	10
2.4	Exclusions	11
2.5	Amendment of LPT Reinsurance Agreement	13
2.6	Redomestication	13

ARTICLE III
RETROCESSION PREMIUM

3.1	Retrocession Premium	13
3.2	Ceding Commission on Account of Unallocated Loss Adjustment Expenses	13
3.3	Cash Settlement at Closing	13
3.4	Payments and Accounts	14
3.5	Assignment of Security Interest and Related Rights	14

ARTICLE IV
RESERVING REQUIREMENTS AND ACCOUNTING TREATMENT

4.1	NICO’s Reserves	15
4.2	Reinsurer’s Reserves	15
4.3	Risk Transfer	15

ARTICLE V
DURATION AND TERMINATION

5.1	Duration and Termination	15

ARTICLE VI
CUT-THROUGH ON INSOLVENCY

6.1	Insolvency of Reinsurer	16
6.2	Effect of Cut-Through on Other Provisions	16

		Page

ARTICLE VII
COLLATERAL TRUST ACCOUNT

7.1	Establishment of Collateral Trust Account	17
7.2	Initial Funding of the Collateral Trust Account	17
7.3	Ongoing Funding of Collateral Trust Account	17
7.4	Collateral Trust Assets	17
7.5	Settlements	17
7.6	Modification Upon Occurrence of Collateral Triggering Event	17
7.7	Modification Upon Occurrence of a Retrocession Credit Event	18
7.8	Withdrawal of Collateral Trust Assets by Reinsurer Other than During the Pendency of a Retrocession Credit Event	19
7.9	Withdrawal of Collateral Trust Assets by Reinsurer During the Pendency of a Retrocession Credit Event	20
7.10	Reinsurance Credit	21

ARTICLE VIII
DISPUTE RESOLUTION AND ARBITRATION

8.1	Arbitration of Disputes Not Resolved by Negotiation	22
8.2	Procedure for Arbitration and Mandatory Pre-Arbitration Negotiation	22
8.3	Permitted Judicial Proceedings	22

ARTICLE IX
EXTRA CONTRACTUAL OBLIGATIONS

9.1	Extra Contractual Obligations	22
9.2	Specific Matters Not Covered	23

ARTICLE X
REGULATORY MATTERS

10.1	Regulatory Matters	23

ARTICLE XI
CONFIDENTIALITY

11.1	Confidentiality	24

ARTICLE XII
ERRORS AND OMISSIONS

12.1	Errors and Omissions	25

ii

		Page

ARTICLE XIII
MISCELLANEOUS PROVISIONS

13.1	Notices	25
13.2	Entire Agreement	26
13.3	Waiver and Amendment	26
13.4	Successors and Assigns	27
13.5	Headings	27
13.6	Construction; Interpretation	27
13.7	Governing Law	27
13.8	No Third Party Beneficiaries	27
13.9	Counterparts	27
13.10	Severability	28
13.11	Incontestability	28
13.12	Set-Off	28
13.13	Currency	28

LIST OF EXHIBITS

Exhibit A	Collateral Trust Agreement

LIST OF SCHEDULES

Schedule 1.1(a)	Certain Accounts
Schedule 2.4(f)	“Non-Jersey City” Materials supplied by Reinsureds to NICO

iii

This LOSS PORTFOLIO TRANSFER RETROCESSION AGREEMENT, dated as of              , 2011 (this “Retrocession Agreement”), is made and entered into by and between Eaglestone Reinsurance Company (“Reinsurer”), a Pennsylvania property and casualty insurance company, and National Indemnity Co. (“NICO”), a Nebraska property and casualty insurance company.

WHEREAS, pursuant to that certain Master Transaction Agreement, dated as of              , 2011 (as amended, modified, and supplemented and in effect from time to time, the “Master Transaction Agreement”), by and among Reinsurer, NICO, and Reinsureds, Reinsureds and Reinsurer are entering into an Amended and Restated Loss Portfolio Transfer Reinsurance Agreement (as amended, modified, and supplemented from time to time in accordance with the terms thereof and hereof, the “LPT Reinsurance Agreement”) dated as of the date hereof, whereby Reinsurer is assuming certain asbestos risks of Reinsureds;

WHEREAS, pursuant to the Master Transaction Agreement, Reinsurer and NICO (individually, a “Party” and collectively, the “Parties”) have agreed that Reinsurer will retrocede to NICO a portion of the risks assumed by Reinsurer from Reinsureds and are entering into this Retrocession Agreement to effect such retrocession;

WHEREAS, pursuant to the Master Transaction Agreement, Reinsureds and NICO are entering into the Administrative Services Agreement whereby NICO will manage the Subject Asbestos Liabilities on behalf of Reinsureds;

NOW, THEREFORE, in consideration of the mutual and several promises and undertakings herein contained, and for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Reinsurer and NICO hereby agree as follows:

ARTICLE I
DEFINITIONS

1.1                               Definitions.

The following terms have the respective meanings set forth below throughout this Retrocession Agreement (definitions are applicable to both the singular and the plural forms of each term defined in this Article I):

“Actually Paid,” with respect to an item at a given time, means that liability on the item has been discharged as of such time, whether by payment, by offset, or otherwise.  For the avoidance of doubt, the amount of the liability that is Actually Paid is measured by the amount of the consideration given for discharging the liability, not by the carrying value of the liability prior to discharge.

“Actually Received,” with respect to an item at a given time, means that liability on the item has been discharged as of such time by the actual receipt of payment by NICO or by offset against amounts due from NICO.  For the avoidance of doubt, the amount of the liability that is Actually Received is measured by the amount of the consideration given for discharging the liability, not by the carrying value of the liability prior to discharge.

“Administrative Services Agreement” means the Administrative Services Agreement by and between Reinsureds and NICO, substantially in the form of Exhibit A to the Master

Transaction Agreement, as amended, modified, and supplemented from time to time in accordance with the terms thereof and then in effect.

“Affiliate” shall have the meaning provided in the Master Transaction Agreement.

“Allocated Loss Adjustment Expenses” means

(i)                                     all obligations of Reinsureds for external defense costs and similar expenses arising from

a.                                       the terms and conditions of the Subject Business, or

b.                                      interinsurer obligations arising from equitable contribution or similar claims,

and

(ii)                                  external costs incurred in connection with or in any way relating to the adjustment, appraisal, defense, resistance, investigation, audit, negotiation, settlement, payment or appeal of, or the pursuit or collection of any reinsurance on, or the pursuit or enforcement of any right of salvage or subrogation with respect to, the Subject Business and/or coverage disputes and/or bad faith claims related thereto, including without limitation court costs, arbitration, mediation, or other dispute resolution costs, attorneys’ fees, expenses, and pre- and post-judgment interest, it being understood that

a.                                       fees of staff counsel expressly charged with performing functions generally performed by outside counsel are Allocated Loss Adjustment Expenses, but that

b.                                      personnel costs, overhead, or similar internal costs that are attributable to the handling of a claim file or the pursuit of reinsurance arising from the Subject Business, including without limitation such overhead or internal costs incurred by Chartis Claims, Inc., by Resolute, or by other Affiliates or Subcontractors of the Parties, are not Allocated Loss Adjustment Expenses.

For the purposes of this Retrocession Agreement, such definition of “Allocated Loss Adjustment Expenses” shall apply regardless of how Reinsureds or Reinsurer reserve for Allocated Loss Adjustment Expenses on their annual and quarterly statutory financial statements filed with Governmental Authorities.

“Applicable Interest Rate” means 4.25% per annum.

“Applicable Law” shall have the meaning provided in the Master Transaction Agreement.

“Asbestos Claim” means a claim that (a) is presented for payment or adjudication within the 50 States of the United States of America and/or the District of Columbia, (b) is not a Mixed Claim, and (c) falls within either or both of the following categories:

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(i)                                     any claim arising out of, or relating to, the presence of or exposure to asbestos that was open at Inception and was at that time being handled by the Jersey City Asbestos Unit of Chartis Claims, Inc.; or

(ii)                                  any claim arising out of, or relating to, the presence of or exposure to asbestos involving allegations, in whole or in part, of Property Damage, Bodily Injury, personal injury, mental anguish, medical monitoring, nuisance, or trespass, including claims for equitable relief, arising out of, or relating to, the presence of or exposure to asbestos.

“Bodily Injury” means anything covered as bodily injury under the coverage provisions of an Underlying Policy and/or, without limitation, actual or threatened bodily injury, sickness or disease sustained by a person, including death, humiliation, shock, mental anguish or mental injury by that person at any time which results as a consequence of the bodily injury, sickness or disease.

“Business Day” shall have the meaning provided in the Master Transaction Agreement.

“Closing Date” shall have the meaning provided in the Master Transaction Agreement.

“Collateral Reduction Event” shall have the meaning set forth in Section 7.6.

“Collateral Triggering Agreement” shall have the meaning provided in the Collateral Trust Agreement.

“Collateral Triggering Event” shall have the meaning provided in the Collateral Trust Agreement.

“Collateral Trust Account” shall have the meaning provided in the Collateral Trust Agreement.

“Collateral Trust Agreement” means the trust agreement by and among Reinsured, Reinsurer and Trustee, substantially in the form of Exhibit A attached hereto.

“Collateral Trust Assets” means the assets held in the Collateral Trust Account, including, as applicable, Eligible Investments and Permitted Investments.

“Confidential Information” shall have the meaning set forth in Section 11.1(c).

“Coverage A” shall refer to the coverage provided under Section 2.1(a) of the LPT Reinsurance Agreement.

“Coverage B” shall refer to the coverage provided under Section 2.1(b) of the LPT Reinsurance Agreement.

“Cure Period” shall have the meaning set forth in Section 7.7(e).

“Designated Court” shall have the meaning provided in Section 8.5 of the Master Transaction Agreement

“Disclosing Party” shall have the meaning set forth in Section 11.1(a).

“Dispute” shall have the meaning provided in the Master Transaction Agreement.

“Divested Reinsured” shall have the meaning set forth in Section 2.4(p).

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“Dollars” or “$” means refers to United States dollars.

“Eligible Investments” shall have the meaning provided in the Collateral Trust Agreement.

“ES Collateral” shall have the meaning provided in the LPT Reinsurance Agreement.

“Extra-Contractual Obligations” means all liability of a Reinsured (whether for compensatory, consequential, punitive, or exemplary damages, or otherwise) to insureds, claimants, or other third parties, together with any associated legal costs and expenses, that arises out of the Subject Asbestos Liabilities and is not liability for Losses or Allocated Loss Adjustment Expenses.  Subject to Section 9.2, Extra-Contractual Obligations include, without limitation, any actual or potential liability arising from an assertion by any person that Reinsureds or anyone acting on their behalf acted negligently, fraudulently, in bad faith, or otherwise improperly in the handling of any claim.

Where conduct of NICO or NICO’s Affiliates or Subcontractors is the basis of an award against Reinsureds (or a settlement of a claim for such an award) that would be within the definition of Extra-Contractual Obligations, the entire award or settlement is included within Extra-Contractual Obligations notwithstanding that the award may be against Reinsureds and NICO jointly or jointly and severally.  Where, however, the award is (or would have been but for a settlement) against NICO alone, the award or settlement is not included within Extra-Contractual Obligations and is at NICO’s Own Expense.

For the avoidance of doubt, Extra-Contractual Obligations do not include regulatory fines or penalties for failure to comply with Medicare Set Aside requirements or other Medicare reporting requirements, all of which are addressed in the Administrative Services Agreement.

“Final Order” shall have the meaning provided in the Master Transaction Agreement.

“Governmental Authority” shall have the meaning provided in the Master Transaction Agreement.

“Group I Asbestos Liabilities” means liabilities or obligations of any Reinsured that (i) arise out of Asbestos Claims on the Subject Business (including without limitation obligations arising from direct actions by claimants against a Reinsured) or (ii) are incurred by any Reinsured in settlement of or in protection against the making of future Asbestos Claims on the Subject Business and, in either case, (x) arise from an account set forth on Schedule 1.1(a) hereto and (y) do not arise under a policy issued by Chartis Aerospace.  With respect to actual or potential Mixed Claims on the Subject Business, Group I Asbestos Liabilities includes the portion (but only the portion) of a Reinsured’s liabilities or obligations that relates to alleged exposure to or presence of asbestos and arises from an account set forth on Schedule 1.1(a) hereto but not under a policy underwritten by Chartis Aerospace.

For purposes of this definition, an “account” refers to the entity that tenders the claim.  A claim arising from or related to an account listed on Schedule 1.1(a) is within the Group I Asbestos Liabilities if it satisfies one of criteria (i) and (ii) above, even if the name of the account subsequently changes, but a tender of a claim under a policy issued to an account listed on Schedule 1.1(a) does not give rise to a Group I Asbestos Liability if the tender is made by an entity

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separate and distinct from one of those listed on Schedule 1.1(a) that asserts is is an insured under such policy.

The accounts listed in Schedule 1.1(a) are defined as they exist at Inception.  If after Inception an account so listed acquires another entity for which coverage under Coverage A hereof would exist, that coverage continues notwithstanding the acquisition.

“Inception” means 12:01 A.M. Eastern Standard Time on January 1, 2011.

“Included Reinsurance Recoverables” means Third Party Reinsurance Recoverables on the Subject Asbestos Liabilities in respect of, but only in respect of, Losses, Allocated Loss Adjustment Expenses, and Extra-Contractual Obligations that are Actually Paid on or after Inception.  The calculation of the amount Actually Paid on account of Included Reinsurance Recoverables for purposes of determining the amount of Ultimate Net Loss that has been Actually Paid includes interest on judgments or awards as well as awards of attorneys’ fees and is subject to adjustment under, and in the circumstances described in, Section 9.2(d) of the Administrative Services Agreement.

“Loss” or “Losses” means all obligations of Reinsureds, other than obligations for Allocated Loss Adjustment Expenses, to make payments to or for the benefit of their respective insureds or reinsureds under the coverage provisions of the Underlying Policies, including without limitation obligations arising from direct actions by claimants and interinsurer obligations arising from equitable contribution or similar claims.

“LPT Reinsurance Agreement” has the meaning set forth in the Recitals.

“Master Transaction Agreement” shall have the meaning set forth in the Recitals.

“Medicare Set Aside” shall have the meaning provided in the Administrative Services Agreement.

“Mixed Claim” means a claim that is presented for payment or adjudication within the 50 States of the United States of America and/or the District of Columbia and that meets one or more of the criteria set forth in clause (c) of the definition of Asbestos Claim but also includes allegations of exposure to or presence of another toxin or condition (e.g., “mixed dust” claims) and/or allegations of injury not caused by exposure to or presence of a toxin.

“National Union” means National Union Fire Insurance Company of Pittsburgh, Pa.

“NICO” shall have the meaning set forth in the Preamble.

“NICO Initial Cash Payment” shall have the meaning set forth in Section 3.3(a).

“NICO Subject Business” means all policies, binders, contracts, or other evidences of insurance or reinsurance issued by a Reinsured before January 1, 2000.  NICO Subject Business includes those pre-2000 obligations of divested insurers for which any listed Reinsured remains responsible through reinsurance, indemnity, or otherwise.

“Order” shall have the meaning provided in the Master Transaction Agreement.

“Other Asbestos Liabilities” shall have the meaning provided in the LPT Reinsurance Agreement.

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“Other Recoverables” means salvage, subrogation, contribution, and any and all other rights to receipts, collections, and recoveries relating to the Subject Asbestos Liabilities, including without limitation Retrospective Premiums, but Other Recoverables does not include Third Party Reinsurance Recoverables.

“Own Expense” shall have the meaning set forth in Section 2.3(d)(iii).

“Party” or “Parties” shall have the meaning set forth in the Recitals.

“Person” shall have the meaning provided in the Master Transaction Agreement.

“Permitted Investments” shall have the meaning provided in the Collateral Trust Agreement.

“Property Damage” means anything covered as “property damage” under the coverage provisions of an Underlying Policy and/or, without limitation, actual or threatened or potential:  (i) physical injury to tangible property, including all resulting loss of use of that property; or (ii) loss of use of tangible property that is not physically injured.  For the avoidance of doubt, electronic data shall not be considered to be tangible property except and to the extent that damage to such data is covered as “property damage” under the coverage provisions of an Underlying Policy.

“Receiving Party” shall have the meaning provided in the Master Transaction Agreement.

“Reinsured” and “Reinsureds” means:

(i)                           American Home Assurance Company; Chartis Casualty Company (f/k/a American International South Insurance Company); Chartis Property Casualty Company (f/k/a AIG Casualty Company); Commerce and Industry Insurance Company; Granite State Insurance Company; Illinois National Insurance Co.; National Union Fire Insurance Company of Pittsburgh, Pa.; New Hampshire Insurance Company; The Insurance Company of the State of Pennsylvania; Chartis Select Insurance Company (f/k/a AIG Excess Liability Insurance Company Ltd.); Chartis Specialty Insurance Company (f/k/a American International Specialty Lines Insurance Company); Landmark Insurance Company; Lexington Insurance Company; AIU Insurance Company; American International Reinsurance Company Ltd.; and American Home Assurance Company, National Union Fire Insurance Company of Pittsburgh, Pa., New Hampshire Insurance Company, and Chartis Overseas Limited, acting as members of the Chartis Overseas Association as respects business written or assumed by or from affiliated companies of Chartis Inc.;

(ii)                        Chartis Europe, S.A., Chartis Insurance U.K. Limited, Chartis Excess Limited, Chartis Insurance Company of Canada and Chartis Insurance Company of Puerto Rico, but in each case only at such time, following receipt of regulatory approval therefor, that such entity executes an addendum to the LPT Reinsurance Agreement making it a party thereto;

(iii)                     any non-U.S. entity (A) that was continuously from Inception through the date of request to become a Reinsured hereunder, an Affiliate of Chartis Inc., and (B) in respect of its asbestos liabilities that are otherwise within the definition of Subject

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Asbestos Liabilities, that as of Inception, has no known claims in respect of Subject Asbestos Liabilities, and only upon (X) the agreement of NICO, in its sole discretion, such agreement to be based upon NICO’s being satisfied that such entity’s liabilities were within the agreed scope of Coverage A, and (Y) an addendum adding such entity as a party to the LPT Reinsurance Agreement and an addendum signed by such entity and NICO to the Master Transaction Agreement and the Administrative Services Agreement, and otherwise affirming all undertakings and representations of Reinsureds thereunder and hereunder;

(iv)                    any entity that was not at Inception, but had been previously, an Affiliate of Chartis Inc. and for which (but only to the extent that) any of the entities listed or described in clauses (i) and/or (ii) above is responsible, through indemnification obligations or otherwise, for the insurance obligations of such entity for the time it was such an Affiliate; and

(v)                       any predecessor or successor of any of the foregoing, including by reason of merger, consolidation, or otherwise, provided, however, that a successor of an entity described in clause (iii) is a “Reinsured” only to the extent that a Chartis Affiliate remains liable as described in such clause.

“Reinsurer” has the meaning set forth in the Preamble.  The term “Reinsurer” as used herein shall include any predecessor or successor of such company, including by reason of merger, consolidation, or otherwise.

“Relevant Jurisdictions” means the Commonwealth of Pennsylvania unless the preemption provisions of 15 U.S.C. § 8221 are repealed or substantially modified, in which event Relevant Jurisdictions includes any State in the United States in which the Reinsurer is subject to solvency requirements that include standards for credit for reinsurance.

“Representatives” means, with respect to any Person, such Person’s officers, directors, employees, managing directors, agents, advisors and other representatives.

“Required Amount” shall have the meaning provided in the Collateral Trust Agreement.

“Retrocession Agreement” shall have the meaning set forth in the Preamble.

“Retrocession Credit Event” shall have the meaning forth in Section 7.7(a).

“Retrocession Credit Event I” shall have the meaning set forth in Section 7.7(b).

“Retrocession Credit Event II” shall have the meaning set forth in Section 7.7(b).

“Retrocession Credit Event Notice” shall have the meaning set forth in Section 7.7(c).

“Retrocession Credit Event Termination Notice” shall have the meaning provided in the Collateral Trust Agreement.

“Retrocession Premium” shall have the meaning set forth in Section 3.1.

“Retro Limit” is the limit of liability set forth in Section 2.1(a)(ii).

“Retrospective Premiums” means any amounts due from a policyholder or insured or reinsured under an Underlying Policy as a result of any increase in premiums charged thereunder

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or additional premium payable thereunder based upon the claims or loss experience pursuant to the terms and conditions of such Underlying Policy.

“SAP” means, as to any Person, the statutory accounting principles prescribed or permitted by the Governmental Authority responsible for the regulation of insurance companies in the jurisdiction in which such Person is domiciled.

“Security Amount” shall have the meaning provided in the Collateral Trust Agreement.

“Subcontractor” shall have the meaning provided in the Administrative Services Agreement.

“Subject Asbestos Liabilities” means any liabilities or obligations of Reinsureds, other than Group I Asbestos Liabilities, that (i) arise out of Asbestos Claims on the NICO Subject Business (including without limitation obligations arising from direct actions by claimants against a Reinsured) or (ii) are incurred by Reinsureds in settlement of or in protection against the making of future Asbestos Claims on the NICO Subject Business.  With respect to actual or potential Mixed Claims on the NICO Subject Business, Subject Asbestos Liabilities includes the portion (but only the portion) of a Reinsured’s liabilities or obligations that relates to alleged exposure to or presence of asbestos and is not within Group I Asbestos Liabilities.

“Subject Business” means all policies, binders, contracts, or other evidences of insurance or reinsurance issued before January 1, 2011.  Subject Business includes those pre-2011 obligations of divested insurers for which any listed Reinsured remains responsible through reinsurance, indemnity, or otherwise.

“Subsidiary” or “Subsidiaries” shall have the meaning provided in the Master Transaction Agreement.

“Tax” shall have the meaning provided in the Master Transaction Agreement.

“Tax Authority” shall have the meaning provided in the Master Transaction Agreement.

“Tax Return” shall have the meaning provided in the Master Transaction Agreement.

“Termination Date” shall have the meaning set forth in Section 5.1.

“Third Party Reinsurance Agreements” means reinsurance agreements, other than this Reinsurance Agreement and reinsurance agreements solely between or among Reinsureds and their Affiliates, whereby any Reinsured has ceded any of the liabilities in the Subject Asbestos Liabilities, and which agreements had not been voided or commuted at or prior to Inception.  For purposes of this definition, the liability of one Reinsured or Affiliate to another on a reinsurance agreement is “solely between Reinsureds and their Affiliates” even if non-Affiliates also participate in the reinsurance agreement, so long as the liability of all participants on the agreement is several only.  In such circumstances, each participation by a non-Affiliate that was not voided or commuted at or prior to Inception is a Third Party Reinsurance Agreement.

“Third Party Reinsurance Recoverables” means amounts recoverable under Third Party Reinsurance Agreements, including without limitation interest and fees awarded in proceedings for the collection of such amounts.

“Transaction Documents” means the Master Transaction Agreement and the Ancillary Agreements (as such term is defined in the Master Transaction Agreement).

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“Trustee” means the trustee named in the Collateral Trust Agreement and any successor trustee appointed and then serving as such pursuant to the terms of such Collateral Trust Agreement.

“Ultimate Net Loss” shall have the meaning set forth in Section 2.3.

“Unallocated Loss Adjustment Expenses” means claims department overhead and any other loss adjustment expenses that are not Allocated Loss Adjustment Expenses.  For purposes of this Retrocession Agreement, this definition of “Unallocated Loss Adjustment Expenses” will apply regardless of how Reinsureds and/or Reinsurer reserve for Unallocated Loss Adjustment Expenses on their annual and quarterly statutory financial statements filed with Governmental Authorities.

“Underlying Policies” has the meaning provided in the Administrative Services Agreement.

ARTICLE II
RETROCESSIONAL COVERAGE

2.1                               Retrocessional Coverage and Limit.

(a)           Retrocession of Coverage A

(i)                                     Cession:  Effective as of Inception, Reinsurer hereby cedes to NICO, and NICO accepts as retrocessional reinsurance, 100% of Reinsurer’s liability with respect to Ultimate Net Loss pursuant to Coverage A of the LPT Reinsurance Agreement.

(ii)                                  Limit of Liability:  Notwithstanding any other provision in this Retrocession Agreement or any other Transaction Document to the contrary, in no event and under no circumstances, however arising, shall NICO be liable for an amount of Ultimate Net Loss greater than Three Billion, Five Hundred Million Dollars ($3,500,000,000) (the “Retro Limit”) by reason of entering into this Retrocession Agreement.

(b)           There is no retrocessional coverage hereunder in respect of Coverage B of the LPT Reinsurance Agreement.

2.2                               Commencement of NICO’s Liability; Follow Fortunes/Settlements.

(a)           Subject to the terms, conditions, limitations, and provisions of this Retrocession Agreement, NICO’s liability under this Retrocession Agreement shall attach simultaneously with that of Reinsureds on the NICO Subject Business and the attachment of Reinsurer’s liability thereto, and all reinsurance with respect to which NICO shall be liable by virtue of this Retrocession Agreement shall be subject in all respects to the same risks, terms, rates, conditions, interpretations, assessments, and waivers, and to the same modifications, alterations, and cancellations, as are the Underlying Policies and the Subject Asbestos Liabilities to which liability under this Retrocession Agreement attaches by way of retrocession from Reinsurer, the true intent of this Retrocession Agreement being that NICO shall, as and to the extent set forth in Section 2.2(b) below, follow the fortunes and the settlements of Reinsureds.

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(b)           NICO has no obligation to follow Reinsurer’s fortunes or settlements independent of those of the Reinsureds.  With respect to Reinsureds’ fortunes and settlements, NICO’s obligations are as follows:

(i)                                     NICO as retrocessionaire shall be absolutely bound by the actions of NICO as Administrator under the Administrative Services Agreement.

(ii)                                  To the extent Reinsureds (by themselves or their own agents and not by NICO) act within their authority under the Administrative Services Agreement, and in all events prior to the Closing Date and following termination of the Administrative Services Agreement, NICO shall follow the fortunes and good faith settlements (including good faith ex gratia settlements) of Reinsureds, it being understood that the allocation principles set forth in the Administrative Services Agreement continue to apply to Reinsureds in such circumstances, and Reinsureds’ good faith settlements include their good faith implementation of such principles.

(iii)                               To the extent that Reinsureds act outside their authority under the Administrative Services Agreement, follow the fortunes/settlements does not apply, and the amount of Ultimate Net Loss for which NICO is responsible shall be adjusted as and to the extent determined under Articles IX and XIX of the Administrative Services Agreement.

2.3                               Ultimate Net Loss.

(a)           “Ultimate Net Loss” shall mean, to the extent assumed by Reinsurer under the LPT Reinsurance Agreement, the following:

Losses with respect to Subject Asbestos Liabilities, plus

Allocated Loss Adjustment Expenses with respect to Subject Asbestos Liabilities, plus

Extra-Contractual Obligations with respect to Subject Asbestos Liabilities, less

Included Reinsurance Recoverables, but only to the extent Actually Received, less

Other Recoverables recoverable by Reinsureds with respect to Subject Asbestos Liabilities, but only to the extent Actually Received.

(b)           Nothing in the foregoing definition shall be construed as implying that amounts are not recoverable hereunder by Reinsureds until a final determination of Ultimate Net Loss.

(c)           Where (i) an item of Losses, Allocated Loss Adjustment Expenses, Extra-Contractual Obligations, Third Party Reinsurance Recoverables, or Other Recoveries relates both to the Subject Asbestos Liabilities and to liabilities of Reinsureds that are not within the Subject Asbestos Liabilities, or (ii) an item of Third Party Reinsurance Recoverables relates both to Included Reinsurance Recoverables and Non-Included Recoverables, only the portion of such item determined pursuant to the allocation procedures of the Administrative Services Agreement to relate to the Subject Asbestos Liabilities or to Included Reinsurance Recoverables, as the case may be, shall be included within Ultimate Net Loss.

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(d)           For the avoidance of doubt:

(i)                                     Unallocated Loss Adjustment Expenses are not a component of Ultimate Net Loss.

(ii)                                  Retrospective Premiums allocate to Subject Asbestos Liabilities in proportion to the amount of Losses, Allocated Loss Adjustment Expenses and/or Extra-Contractual Obligations giving rise to such Retrospective Premiums that allocate to Subject Asbestos Liabilities.

(iii)                               Where this Retrocession Agreement refers to an act or obligation as being “at the expense of” a Person or at a Person’s “own expense” (“Own Expense”), the cost of performing such act or discharging such obligation is not included within Ultimate Net Loss, notwithstanding that such cost might otherwise be so includable.

(e)           Ultimate Net Loss is subject to adjustment in certain circumstances as set forth in Article IX of the Administrative Services Agreement.

2.4                               Exclusions.

Notwithstanding any provision of this Retrocession Agreement to the contrary, Ultimate Net Loss does not include, and NICO shall not liable to Reinsurer for, any of the following:

(a)           any liability of Reinsurer with respect to any Tax or assessment, whether paid directly by Reinsurer or billed to Reinsurer by or through a cedent or insured, regardless of whether the Tax is denominated as an income tax, excise tax, premium tax, surplus lines tax or any other Tax or assessment;

(b)           any liability of any Reinsured with respect to any Tax or assessment, whether paid directly by such Reinsured or billed to such Reinsured by or through a cedent or insured, regardless of whether the Tax is denominated as an income tax, excise tax, premium tax, surplus lines tax or any other Tax or assessment;

(c)           any liability of Reinsureds for Extra-Contractual Obligations to the extent that such liability arises from the conduct after the Closing Date of Reinsureds’ own employees or Reinsureds’ agents not affiliated with or under the direction of NICO;

(d)           business written or assumed by American General Property & Casualty Insurance Company and/or American Fuji Fire & Marine Insurance Company;

(e)           any liability of Reinsureds in respect of reinsurance assumed, except intercompany reinsurance and business fronted for a Reinsured, if any;

(f)            any liability of Reinsureds in respect of existing claimants identified in the “non-Jersey City” materials supplied to NICO identified on Schedule 2.4(f) hereof, provided, however, that neither of the following is excluded by this Exclusion (f):

(i)                                     claims arising under Chartis Marine or Chartis Aerospace policies, and

(ii)                                  claims by claimants not reported to Reinsureds prior to Inception;

(g)           any liability arising from claims alleging exposure to asbestos solely outside the United States of America, it being understood that Allocated Loss Adjustment

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Expenses and Extra-Contractual Obligations accruing prior to a determination that the allegations of exposure relate solely to exposure outside the United States of America are not excluded hereby;

(h)           any liability on policies written at Chartis Environmental (liability on general liability policies handled by the Environmental Claims Unit of Chartis Claims, Inc., if otherwise covered, is not excluded by this Exclusion (h));

(i)            any liability under policies or contracts expressly written to cover asbestos liability(ies);

(j)            any liability under workers compensation or employers liability policies;

(k)           any liability under first party property policies;

(l)            any liability for Medicare reporting; provided, however, that this Exclusion (k) shall not relieve NICO of its responsibilities to Reinsureds under the Administrative Services Agreement with respect to Medicare reporting;

(m)          in implementation and not in duplication of Article IX of the Administrative Services Agreement, amounts declared in Section 9.2(b)(1) of such Agreement to be excluded from the calculation of Ultimate Net Loss;

(n)           Extra-Contractual Obligations of Reinsureds in connection with an Asbestos Claim that was closed at Inception but was thereafter reopened solely with respect to allegations of the type that would constitute Extra-Contractual Obligations, with no associated indemnity component to the reopened claim;

(o)           Extra-Contractual Obligations of Reinsureds for the intentional and malicious acts or omissions prior to the Closing Date of their employees, officers, directors or agents, but only to the extent so determined by final adjudication after all appeals and the expiration of time to appeal by any Order, writ, injunction, directive, judgment or decree of a court of competent jurisdiction;

(p)           any liability of any Reinsured that is no longer under the control of American International Group, Inc. (a “Divested Reinsured”), from and after the first date the Divested Reinsured is no longer under such control, except to the extent that Reinsureds that remain under such control both (i) retain responsibility for (whether, by reinsurance, by indemnification, or otherwise) the Subject Asbestos Liabilities and the obligations under the Administrative Services Agreement of the Divested Reinsured and (ii) have the right to recover the Included Reinsurance Recoverables of the Divested Reinsured for the ultimate benefit of NICO hereunder; or

(q)           any acceleration of liability of Reinsurer arising from the redomestication outside the United States of any Reinsured that, at Inception, was domesticated within the United States, it being understood that the liability of Reinsurer shall be deemed to continue as though such acceleration had not taken place and that such deemed continued liability is not excluded hereby.

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2.5                               Amendment of LPT Reinsurance Agreement.

No amendment of the LPT Reinsurance Agreement may be made except on 30 days’ prior written notice to NICO nor without the consent of NICO, which consent shall not be unreasonably withheld or delayed, provided, however, that if Reinsurer and Reinsured believe in good faith that a proposed amendment to the LPT Reinsurance Agreement does not relate in any way to Coverage A thereunder, they may following the expiration of the 30-day notice period effect the amendment without NICO’s consent, but any amendment made without NICO’s consent shall be wholly ignored for purposes of this Retrocession Agreement and any determination of NICO’s liability hereunder.

2.6                               Redomestication.

NICO’s consent shall be obtained prior to any action by Reinsurer that results in Reinsurer’s redomestication outside of the United States.

ARTICLE III
RETROCESSION PREMIUM

3.1                               Retrocession Premium.

The premium for this Retrocession Agreement is One Billion, Six Hundred Forty-Seven Million Dollars ($1,647,000,000) (the “Retrocession Premium”).  Payment of the Retrocession Premium is deemed to have been due at Inception.

3.2                               Ceding Commission on Account of Unallocated Loss Adjustment Expenses.

NICO shall pay Reinsurer on the Closing Date a ceding commission of $784,052 per month or pro rata portion thereof for the period from and including Inception to but excluding the Closing Date, to be paid on by Reinsurer as ceding commission to Reinsureds on account of the Unallocated Loss Adjustment Expenses incurred by Reinsureds in connection with the Subject Asbestos Liabilities during such period.  For the avoidance of doubt, this ceding commission is not Ultimate Net Loss and does not erode the Retro Limit.

3.3                               Cash Settlement at Closing.

(a)           On the Closing Date, Reinsurer shall pay NICO an amount (the “NICO Initial Cash Payment”) equal to

(i)                                     the Retrocession Premium, plus

(ii)                                  simple interest on the Retrocession Premium at the Applicable Interest Rate from and including Inception to but excluding the Closing Date, less

(iii)                               estimated Ultimate Net Loss that was Actually Paid in the period between Inception and the Closing Date, less

(iv)                              the ceding commission provided in Section 3.2 above.

(b)           Reinsurer shall effect payment to NICO by depositing the foregoing amount into the Collateral Trust Account.  Reinsurer’s effectuation of such deposit is a condition precedent to NICO’s liability hereunder.

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(c)           The procedure for estimating the amount of Ultimate Net Loss included (as a negative amount) in the NICO Initial Cash Payment is set forth in Section 2.3 of the Master Transaction Agreement.  The Parties shall make final adjustments to the NICO Initial Cash Payment at the time and in accordance with the procedures set forth in Section 2.3 of the Master Transaction Agreement.

3.4                               Payments and Accounts.

(a)           The Parties accept and adopt the payment and accounting mechanism set forth in Section 3.4(a) of the LPT Reinsurance Agreement.

(b)           In the event that Reinsurer receives (i) any Included Reinsurance Recoverables or Other Recoverables, whether from Reinsureds or any other Person or (ii) any amounts from Reinsureds pursuant to Section 3.7 of the LPT Reinsurance Agreement regarding third party offsets to Included Reinsurance Recoverables, Reinsurer shall promptly account for and pay to NICO all such amounts so received.

(c)           In the event that NICO owes Reinsurer any amounts for Losses, Allocated Loss Adjustment Expenses or Extra-Contractual Obligations, in each case with respect to the Subject Asbestos Liabilities, that is not paid under the terms of the Administrative Services Agreement and accounted for as provided in Section 3.4(a) of the LPT Reinsurance Agreement, or to the extent that NICO receives any recoveries that are not on account of Included Reinsurance Recoverables or Other Recoverables, NICO shall promptly account for and pay to Reinsurer all such amounts due.

(d)           It is the express mutual intent of the Parties that NICO receive the full economic benefit of the Included Reinsurance Recoverables and Other Recoverables when and to the extent paid, including the right of set-off with respect thereto to the extent contemplated in Section 9.12 of the Master Transaction Agreement.

(e)           All payments between the Parties not made pursuant to Section 3.3 hereof or Section 3.4(a) of the LPT Reinsurance Agreement shall be made either (i) by wire transfer of Dollars in cash to such bank account or accounts as designated by the recipient or (ii) by direct deposit or direct debit through the Automated Clearing House (ACH) system Dollars in immediately available funds.

(f)            NICO shall provide to Reinsurer and Reinsureds the accounts described in Section 3.4(d) of the LPT Reinsurance Agreement.

3.5                               Assignment of Security Interest and Related Rights.

(a)           As security for the prompt and complete payment when due of Reinsurer’s reimbursement obligation in Section 3.4(b)(i) hereof, Reinsurer hereby assigns to NICO

(i)                                     all of the Reinsurer’s right, title, and interest in Reinsurer’s right to receive payment from Reinsureds under Section 3.4(b) of the LPT Reinsurance Agreement, whether now owned or existing or hereafter acquired or arising, and wherever located, and

(ii)                                  Reinsurer’s rights, title and interest in the ES Collateral to the extent granted to the Reinsurer pursuant to Section 3.6 of the LPT Reinsurance Agreement, including without limitation

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(A)                              Reinsurer’s rights as a secured party pursuant to Article 9 of the Uniform Commercial Code and otherwise under Applicable Law, and

(B)                                Reinsurer’s right to associate pursuant to Section 3.6(b) of the LPT Reinsurance Agreement, which right NICO may exercise to the exclusion of Reinsurer.

(b)           Reinsurer covenants to NICO to file UCC-1s or similar instruments with respect to the security interest granted in the LPT Reinsurance Agreement and assigned hereunder, and NICO may at its option file such UCC-1s or similar instruments in the name and on behalf of Reinsurer.

ARTICLE IV
RESERVING REQUIREMENTS AND ACCOUNTING TREATMENT

4.1                               NICO’s Reserves.

On and after the Closing Date, NICO shall establish and at all times maintain liability reserves on NICO’s statutory financial statements with respect to the liability assumed from Reinsurer hereunder.  Such reserves shall be determined by NICO in accordance with SAP, including applicable actuarial principles.

4.2                               Reinsurer’s Reserves.

Reinsurer shall determine its reserves in respect of the liabilities ceded to NICO hereunder in accordance with SAP, including applicable actuarial principles.

4.3                               Risk Transfer.

Each Party to the transaction provided for in this Retrocession Agreement has conducted prior to execution of this Retrocession Agreement such risk transfer testing analysis as that Party deems appropriate in its independent judgment in order to report properly the transaction on its financial reports for SAP and federal income tax purposes.  Based on such analysis each Party has independently determined that the transaction provided for in this Retrocession Agreement is properly accounted for on its financial reports as reinsurance for SAP and federal income tax purposes.  For the avoidance of doubt, neither Party is making any representation or warranty as to the proper accounting for the transaction provided for in this Retrocession Agreement by the other Party hereto.

ARTICLE V
DURATION AND TERMINATION

5.1                               Duration and Termination.

Without limiting any provision of the Master Transaction Agreement, the Parties’ rights and obligations under this Retrocession Agreement shall commence on the Closing Date (or, if later, the date the Reinsurer actually makes the deposit specified in Section 3.3(b)) but shall be effective as of Inception, as set forth herein.  Unless earlier terminated by mutual written consent of the Parties, this Retrocession Agreement, and the Parties’ rights and obligations hereunder, shall continue in force until the earlier of (i) the natural expiry of the Subject Asbestos Liabilities or (ii) the exhaustion of the Retro Limit (the “Termination Date”).

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ARTICLE VI
CUT-THROUGH ON INSOLVENCY

6.1                               Insolvency of Reinsurer.

(a)           Automatically upon the insolvency of Reinsurer and the appointment of a conservator, liquidator, receiver, or statutory successor of Reinsurer, and without the requirement of any act by any Person:

(i)                                     all amounts due Reinsurer under this Retrocession Agreement shall be payable by NICO solely to National Union as a Reinsured under the LPT Reinsurance Agreement and as agent for the other companies comprised by the term “Reinsureds,” and not to any conservator, liquidator, receiver or statutory successor of Reinsurer, and

(ii)                                  all amounts for which Reinsurer would be entitled to a credit against Reinsureds with respect to Ultimate Net Loss on the Subject Asbestos Liabilities shall be treated as credits directly to NICO in respect of its obligations on this cut-through.

(b)           Payment in the event the foregoing cut-through is triggered shall be made, to the extent feasible, via the payment mechanism described in Section 13.1 of the Administrative Services Agreement, except that

(i)                                     payments by NICO as Administrator shall be treated as discharge of NICO’s direct obligations to Reinsureds under this cut-through, and not as discharge of obligations with respect to cessions to Reinsurer and retrocessions to NICO, and

(ii)                                  receipt of funds by NICO, to the extent allocable to Ultimate Net Loss on the Subject Asbestos Liabilities, shall be treated as in discharge of Reinsureds’ obligations to NICO under Section 6.1(a)(ii) above and not as (negative) cessions to Reinsurer and (negative) retrocessions to NICO.

(c)           It is the intent of the Parties to take advantage, to the fullest extent possible, of the permission for cut-throughs granted by 40 P.S. § 221.34, as interpreted by the Supreme Court of Pennsylvania in Koken v. Villanova Insurance Co., 878 A.2d 51 (2005), aff’g and adopting Koken v. Legion Insurance Co., 831 A.2d 1196 (Pa. Commw. 2002).

6.2                               Effect of Cut-Through on Other Provisions.

Upon the insolvency of the Reinsurer as described in Section 6.1, and in implementation of the cut-through therein provided:

(a)           all rights of Reinsurer to and in the Collateral Trust Account, under the Collateral Trust Agreement, and pursuant to Article VII hereof shall cease, as provided in Section 11.1(b)(i) of the Collateral Trust Agreement;

(b)           notices and other communications required to be addressed to Reinsurer shall be addressed to National Union with a copy to Reinsurer or its conservator, liquidator, receiver, or statutory successor.

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ARTICLE VII
COLLATERAL TRUST ACCOUNT

7.1                               Establishment of Collateral Trust Account.

In accordance with the Collateral Trust Agreement to be entered into between the Parties and the Trustee as of the Closing Date, NICO shall have procured, on or prior to the date hereof, with and in the name of the Trustee, the Collateral Trust Account, to be held for the benefit of Reinsurer pursuant to the provisions of the Collateral Trust Agreement.

7.2                               Initial Funding of the Collateral Trust Account

On the Closing Date, the NICO Initial Cash Payment shall be deposited directly into the Collateral Trust Account pursuant to Article II of the Master Transaction Agreement.  The amount of such deposit is subject to adjustment as provided in Section 2.3 of the Master Transaction Agreement.

7.3                               Ongoing Funding of Collateral Trust Account.

In accordance with the requirements of the Collateral Trust Agreement, unless there is a Collateral Triggering Event or a Retrocession Credit Event, NICO shall not be required to deposit additional assets into the Collateral Trust Account after the Closing Date.  All transfers to and withdrawals from the Collateral Trust Account shall be in accordance with the terms set forth herein and subject to the requirements set forth in the Collateral Trust Agreement.

7.4                               Collateral Trust Assets.

(a)           Prior to the occurrence of a Retrocession Credit Event, the assets that may be held in the Collateral Trust Account shall consist solely of Eligible Investments.  Upon and after the occurrence of a Retrocession Credit Event, however, in accordance with the requirements of the Collateral Trust Agreement and Section 7.7, hereof, the assets in the Collateral Trust Account shall consist solely of Permitted Investments.

(b)           NICO shall, prior to depositing any Eligible Investments or Permitted Investments, as applicable, into the Collateral Trust Account, and from time to time as required, execute all assignments and endorsements in blank, or transfer legal title to the Trustee of all shares, obligations or any other assets requiring assignment in order that the Trustee, upon direction of Reinsurer, may whenever necessary negotiate any such assets without consent or signature from NICO or any other entity.

7.5                               Settlements.

All withdrawals from or deposits into the Collateral Trust Account under the Collateral Trust Agreement shall be made in Dollars in cash or its equivalent.

7.6                              Modification Upon Occurrence of Collateral Triggering Event.

Subject to Section 7.7, which controls when it applies, upon the occurrence of a Collateral Triggering Event, all references to “Security Amount” in the Collateral Trust Agreement shall be deemed modified in accordance with its definition to give effect to the Collateral Triggering Event.  In addition, as soon as is practicable, but no later than contemporaneously with the posting of the collateral under any Collateral Triggering Agreement that results in NICO posting one billion dollars or more of collateral either on an individual or aggregate basis, NICO shall deposit

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such additional assets into the Collateral Trust Account so that the aggregate fair market value of the Eligible Investments in the Collateral Trust Account equals the newly computed Security Amount.  Until such time as (i) the events, changes or conditions that gave rise to the collateral requirement under one or more of the Collateral Triggering Agreements cease to exist or apply and (ii) NICO has withdrawn or reduced the aggregate amount of collateral posted under Collateral Triggering Agreements ((i) and (ii) together, the “Collateral Reduction Event”), NICO shall ensure that the Collateral Trust Account shall hold Eligible Investments at all times with a fair market value of no less than 100% of the Security Amount (as defined in clause (ii) of Section 1.1(aaa) of the Collateral Trust Agreement); provided, however, if a Collateral Reduction Event has occurred, the Security Amount shall be reduced by a percentage which is proportionate to each percentage reduction of all collateral posted under the Collateral Triggering Agreements; provided, further, however, in no event shall the Security Amount be reduced to an amount less than 100% of the Security Amount (as defined in clause (i) of Section 1.1(aaa), of the Collateral Trust Agreement).

7.7                               Modification Upon Occurrence of a Retrocession Credit Event.

(a)           The references in this Retrocession Agreement and the Collateral Trust Agreement to changes in rights, obligations, and procedures upon the occurrence of a Retrocession Credit Event are intended, and shall be interpreted, to conform fully to the requirements of the laws and regulations governing credit for reinsurance of the Relevant Jurisdictions, so that Reinsurer shall continue to receive full credit in the Relevant Jurisdictions for the coverage provided by this Retrocession Agreement for the period of time during which the Retrocession Credit Event continues to apply.  Any event that results in Reinsurer being unable to obtain full statutory financial statement credit for the reinsurance provided under this Retrocession Agreement in any Relevant Jurisdiction at any point in time during the term of this Retrocession Agreement shall be referenced herein as a “Retrocession Credit Event.”  NICO shall promptly notify Reinsurer and the Trustee of any event or change or condition that will reasonably likely result in a Retrocession Credit Event.

(b)           The Parties acknowledge that a Retrocession Credit Event may occur as a result of the financial impairment of NICO, or it may occur as a result of other causes, some of which may be cured by NICO within a reasonable period of time.  For purposes of this Article VII, a Retrocession Credit Event resulting from or likely to result from any financial impairment of NICO shall be referred to as a “Retrocession Credit Event I” and a Retrocession Credit Event resulting from or likely to result from causes other than the financial impairment of Reinsurer shall be referred to as a “Retrocession Credit Event II.”  A Retrocession Credit Event resulting or likely to result both from financial impairment and other causes shall be a Retrocession Credit Event I.

(c)           Should either Party become aware of a Retrocession Credit Event or the likelihood of the occurrence of a Retrocession Credit Event, such Party shall provide prompt written notice (a “Retrocession Credit Event Notice”) to the other either (x) certifying that a Retrocession Credit Event has occurred or (y) describing the circumstances and cause for such notice.  Such notice shall indicate whether the Retrocession Credit Event is (or is expected to be) a Retrocession Credit Event I or a Retrocession Credit Event II and shall state the date, if known, on which the Retrocession Credit Event occurred or is expected to occur.

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(d)           Upon the occurrence of a Retrocession Credit Event I, as noted in Section 7.7(a) above, certain provisions of the Collateral Trust Agreement shall cease to be effective, and other provisions shall automatically become effective thereafter, all as described in the Collateral Trust Agreement.  In addition, any other provisions required under the law and regulations of the Relevant Jurisdictions governing trusts providing full statutory financial statement credit for reinsurance ceded by property and casualty insurance companies shall be deemed incorporated into the Collateral Trust Agreement.

(e)           Upon the occurrence of a Retrocession Credit Event II, NICO shall have a period of ninety (90) calendar days (the “Cure Period,” which shall, however, not extend past December 31 of the year in which the Retrocession Credit Event II occurs) to seek to cure or address to the satisfaction of Reinsurer the circumstances giving rise to the Retrocession Credit Event II.  Unless otherwise agreed or an arbitration panel or court otherwise determines in accordance with the dispute resolution procedures of this Retrocession Agreement, the Cure Period shall run from the date the Retrocession Credit Event Notice is received by NICO.

(i)                                     Should NICO be able to cure the situation or address it to the reasonable satisfaction of Reinsurer during the Cure Period, no further action shall be required with respect to the Collateral Trust Agreement

(ii)                                  Should NICO be unable so to cure or address the situation, then upon expiration of the Cure Period, or at such earlier time as NICO acknowledges or it is determined pursuant to the dispute resolution procedures of this Retrocession Agreement that cure will not be practicable, the provisions of the Collateral Trust Agreement in respect of Retrocession Credit Events shall become effective as set forth in Section 7.7(d) above.

(f)            The provisions of the Collateral Trust Agreement upon the occurrence of a Retrocession Credit Event shall remain in effect only so long as Reinsurer could not, absent such provisions, take full financial statement credit in the Relevant Jurisdictions for the coverage provided by this Retrocession Agreement.  If Reinsurer may once again take such full credit absent such provisions, then Reinsurer shall promptly provide a Retrocession Credit Event Termination Notice to the Trustee.  If NICO contends and Reinsurer disputes that Reinsurer can once again take such full credit, then NICO shall bear the burden of establishing that such credit is available.  From and after the time that it is determined that such full credit is in fact available, then the provisions of the Section 3.1 of the Collateral Trust Agreement shall be implemented.

(g)           The injury caused by a failure by NICO, upon or during the pendency of a Retrocession Credit Event, to comply with the provisions hereof and of the Trust Agreement regarding maintenance of the value of the Collateral Trust Assets at or equal to the Required Amount is hereby agreed to be irreparable within the meaning of any Applicable Law relating to the issuance of preliminary injunctions.

7.8                               Withdrawal of Collateral Trust Assets by Reinsurer Other than During the Pendency of a Retrocession Credit Event.

Except during the pendency of a Retrocession Credit Event:

(a)           Collateral Trust Assets may be withdrawn by Reinsurer, and utilized and applied by Reinsurer, only for one or more of the following purposes:

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(i)                                     to pay or reimburse Reinsurer for Reinsurer’s share of claims, losses, or other amounts due and payable under the terms and conditions of this Retrocession Agreement, or

(ii)                                  to pay or reimburse Reinsureds for amounts to which they are entitled under the terms and conditions of the Administrative Services Agreement and not yet recovered from NICO, or

(iii)                               to pay to NICO amounts held in the Collateral Trust Account in excess of the Security Amount.

(b)           Notwithstanding the foregoing, Reinsurer shall only withdraw Collateral Trust Assets under Sections 7.8(a)(i) and (ii) pursuant to the terms of a Final Order of an arbitration panel with which NICO has failed to comply, provided that notice of such withdrawal is provided not less than five (5) Business Days in advance of the requested withdrawal.  If NICO contests the validity of the arbitration order by notice to Reinsurer, NICO may challenge the validity of the withdrawal order in the Designated Court, subject however in all respects to the standards of review of such awards under Applicable Law.  During the pendency of such litigation, notice of withdrawal shall not be effective except as ordered by the court in which the litigation is pending.

(c)           Reinsurer shall return to the Collateral Trust Account assets withdrawn in excess of all amounts due under Sections 7.8(a)(i) and (ii), within five (5) Business Days from determining that such excess amount has been withdrawn.  Any such excess amount shall at all times be held by Reinsurer in trust for the benefit of NICO and shall, to the extent known to be excess, be maintained in a segregated account, separate and apart from any assets of any Reinsured for the sole purpose of funding the payments and reimbursements described in Section 7.8(a).

7.9                               Withdrawal of Collateral Trust Assets by Reinsurer During the Pendency of a Retrocession Credit Event.

During the pendency of a Retrocession Credit Event:

(a)           The Collateral Trust Assets may be withdrawn by Reinsurer, and utilized and applied by Reinsurer, for (but only for) one or more of the following purposes:

(i)                                     to pay or reimburse Reinsurer for NICO’s share of claims, losses, or other amounts due and payable under the terms and conditions of this Retrocession Agreement;

(ii)                                  to fund an account with Reinsurer in an amount at least equal to the amount that would be deductible from Reinsurer’s liabilities on account of NICO’s obligations under this Retrocession Agreement if full credit for such obligations were to be given to Reinsurer.  The account must include, but is not limited to, amounts for policy reserves, claims and losses incurred, including losses incurred but not reported, and Allocated Loss Adjustment Expenses; and

(iii)                               to pay any other amounts Reinsurer claims are due under this Retrocession Agreement.

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(b)           In the event of a withdrawal under Section 7.9(a)(ii):

(i)                                     such amount shall at all times be held by Reinsurer in trust for the benefit of NICO pending return of such amount and shall be maintained in a segregated account, separate and apart from any assets of any Reinsured for the sole purpose of funding the payments and reimbursements described in Section 7.9(a)(i) or (iii);

(ii)                                  Reinsurer shall return to NICO the actual amount of interest, dividends, and other income earned on the assets in such segregated account, net of expenses of maintaining the account, so long as the fair market value of the assets in such segregated account and the fair market value of any remaining Collateral Trust Assets equals, in the aggregate, 102% of the Required Amount, and shall otherwise credit to such segregated account all such income earned and received on the assets in such segregated account; and

(iii)                               Reinsurer shall return to NICO and/or the Collateral Trust Account, as applicable, assets withdrawn in excess of the amounts ultimately determined to be due within five (5) Business Days from Reinsurer’s concluding, or from an an arbitration panel’s determining, that such excess amount has been withdrawn.

(c)           In the event that Reinsurer concludes, or an arbitration panel determines, that Reinsurer has withdrawn assets under Section 7.9(a)(i) or (iii) in excess of the aggregate amount permitted to be withdrawn thereunder, then Reinsurer shall, within five Business Days of making such determination, return to the Collateral Trust Account the amount of such excess, and such amount shall, until its return, be deemed to have been held in constructive trust by Reinsurer for the benefit of NICO.

7.10                        Reinsurance Credit.

(a)           If and to the extent that NICO’s full performance of its obligations under the Collateral Trust Agreement does not result in Reinsurer’s being able to obtain full credit on its statutory financial statements (including those financial statements or portions thereof required in connection with maintaining Reinsurer’s status as an accredited reinsurer or eligible surplus lines insurer) for the reinsurance provided by this Retrocession Agreement in the Relevant Jurisdictions, NICO shall, at its Own Expense, be required to take all steps (including the posting of letters of credit or other acceptable security) necessary to comply with all Applicable Laws in the Relevant Jurisdictions so as to permit Reinsurer to obtain such full credit.

(b)           It is understood and agreed that any term or condition required by such Applicable Law in a Relevant Jurisdiction to be included in this Retrocession Agreement for Reinsurer to receive financial statement credit for the reinsurance provided by this Retrocession Agreement shall be deemed to be incorporated in this Retrocession Agreement by reference.  The Parties shall amend this Retrocession Agreement or enter into one or more other agreements or execute such additional documents as are needed to comply with the credit for reinsurance laws and regulations and/or the requirements of the applicable Governmental Authorities in all Relevant Jurisdictions.  To the extent that any other agreements or additional documents are deemed by NICO to increase or accelerate its liabilities hereunder or otherwise adversely impact the economics of this Retrocession Agreement as respects NICO, NICO shall be afforded the opportunity at its Own Expense to investigate alternatives for accomplishing the financial statement credit

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objectives set forth herein; provided, however, any such investigation of alternatives shall not cause Reinsurer to incur a Schedule F penalty or otherwise fail to receive financial statement credit in a timely manner.

(c)           Notwithstanding anything else contained herein, under no circumstances shall NICO be required at any time to fund any trust(s) and/or account(s) in an aggregate amount greater than 102% (or such other percentage as is then provided by Applicable Law) of the excess at such time of (x) the Retro Limit over (y) Ultimate Net Loss paid by NICO to or for the benefit of Reinsurer.

ARTICLE VIII
DISPUTE RESOLUTION AND ARBITRATION

8.1                               Arbitration of Disputes Not Resolved by Negotiation.

All Disputes arising under or in any way related to this Retrocession Agreement, specifically including without limitation Disputes concerning alleged fraud in the inducement of this Retrocession Agreement or any other Transaction Document or other wrongful pre-Closing conduct shall, to the extent not resolved by negotiation between the Parties, be resolved by arbitration in a consolidated arbitration involving all agreements and Parties relevant to the dispute.  Any Person that is a Party to any of the foregoing agreements shall have an absolute right to intervene in any such arbitration.

8.2                               Procedure for Arbitration and Mandatory Pre-Arbitration Negotiation.

(a)           The procedures for the arbitration and for the mandatory pre-arbitration negotiation are set forth in Article VIII of the Master Transaction Agreement, which is hereby incorporated herein.  Arbitration hereunder shall be conducted in Philadelphia, Pennsylvania.

(b)           In considering any relief to be awarded, the arbitrators (and the Designated Court, as appropriate) shall take into account the Parties’ view that the nature and uniqueness of the relationships created under the Transaction Documents as a whole render specific performance the remedy of choice where it is possible to implement that remedy.

8.3                               Permitted Judicial Proceedings.

The only permitted judicial proceedings relating to any Dispute are those set forth in, and are subject to the exclusive jurisdiction provisions of, Section 8.5 of the Master Transaction Agreement.  Each Party finally and irrevocably waives any right to trial by jury of any matter or issue in such a permitted judicial proceeding.

ARTICLE IX
EXTRA CONTRACTUAL OBLIGATIONS

9.1                               Extra Contractual Obligations.

To the maximum extent permitted by the law of the most permissive jurisdiction that could reasonably be held to apply under Pennsylvania choice of law rules, this Retrocession Agreement covers Extra Contractual Obligations as part of Ultimate Net Loss, including without limitation liability based on alleged conduct of Reinsureds or their agents prior to the Closing Date.

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9.2                               Specific Matters Not Covered.

Notwithstanding anything to the contrary in the LPT Reinsurance Agreement or this Retrocession Agreement:

(a)           Any liability of Reinsureds for the intentional and malicious acts or omissions after the Closing Date of their own employees, officers, or directors (as so determined by final adjudication after all appeals and the expiration of the time to appeal by any Order, writ, injunction, directive, judgment, or decree of a court of competent jurisdiction) is not within Extra-Contractual Obligations and shall be paid by Reinsureds at their Own Expense.

(b)           Any liability of Reinsurer for the intentional and malicious acts or omissions of its employees, officers, or directors (as so determined by final adjudication after all appeals and the expiration of the time to appeal by any Order, writ, injunction, directive, judgment or decree of a court of competent jurisdiction) is not within Extra-Contractual Obligations and shall be paid by Reinsurer at its Own Expense.

(c)           Any liability of NICO or its Affiliates for the intentional and malicious acts or omissions of their employees, officers, or directors (as so determined by final adjudication after all appeals and the expiration of the time to appeal by any Order, writ, injunction, directive, judgment or decree of a court of competent jurisdiction) is not within Extra-Contractual Obligations and shall be paid by NICO and/or the relevant Affiliate at NICO’s Own Expense.

ARTICLE X
REGULATORY MATTERS

10.1                        Regulatory Matters.

(a)           If Reinsurer or NICO receives notice of, or otherwise becomes aware of any inquiry, investigation, examination, audit or proceeding by Governmental Authorities (other than Tax Authorities) relating to the Subject Asbestos Liabilities or the reinsurance provided hereunder, Reinsurer or NICO, as applicable, shall promptly notify the other Party thereof, whereupon the Parties shall cooperate to resolve such matter.

(b)           If Reinsurer or NICO receives written notice of, or otherwise becomes aware of any enforcement action by any Governmental Authority (other than a Tax Authority) arising out of any inquiry, investigation, examination, audit or proceeding by such Governmental Authority, Reinsurer or NICO, as applicable, shall promptly notify the other Party thereof in writing, and the Parties shall cooperate to resolve such matter.

(c)           To the extent required by Applicable Law, this Retrocession Agreement shall not be cancelled or rescinded without the prior written consent of the insurance commissioner of the Commonwealth of Pennsylvania.

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ARTICLE XI
CONFIDENTIALITY

11.1                        Confidentiality.

(a)           The Parties (each, the “Receiving Party”) hereby covenant and agree, each on behalf of itself and on behalf of its Affiliates, that from and after the date hereof, the Receiving Party and its Affiliates will not disclose, give, sell, use or otherwise divulge any Confidential Information (defined below) of the other Party (the “Disclosing Party”) or permit their respective Representatives to do the same, except that each Receiving Party may disclose such Confidential Information or portions thereof (i) if legally compelled to do so or as required in connection with an examination by an insurance regulatory authority, (ii) to the extent necessary for the performance of such Receiving Party’s obligations under this Retrocession Agreement or any other Transaction Document, (iii) the enforcement of the rights of such Receiving Party and its Affiliates under this Retrocession Agreement or any other Transaction Document, (iv) to those of such Receiving Party’s Affiliates, and to their respective Representatives in each case who need to know such information for the foregoing purposes, (v) as required under any Applicable Law, (vi) as required to a Tax Authority to support a position taken on any Tax Return or (vii) as required by the rules of any stock exchange on which the stock of a Receiving Party’s Affiliate is traded.  If the Receiving Party or its Affiliates, or any of their respective Representatives become legally compelled to disclose any Confidential Information (other than as required in connection with an examination by an insurance regulatory authority or as required to a Tax Authority to support a position taken on any Tax Return), the Receiving Party shall provide Disclosing Party with prompt written notice of such requirement so that the Disclosing Party may seek a protective order or other remedy or waive compliance with this Section 11.1.  In the event that such protective order or other remedy is not obtained, or the Disclosing Party waives compliance with this Section 11.1, the Receiving Party or its Affiliates, as applicable, shall furnish only that portion of Confidential Information which is legally required to be provided and exercise its commercially reasonable efforts to obtain assurances that appropriate confidential treatment will be accorded to the Confidential Information.

(b)           The Receiving Party, on behalf of itself and on behalf of its Affiliates and their respective Representatives acknowledges that a breach of its obligations under this Section 11.1 may result in irreparable injury to the Disclosing Party.  In the event of the breach by Receiving Party or any of its Affiliates or their respective Representatives of any of the terms and conditions of this Section 11.1 to be performed, the Disclosing Party shall be entitled to the remedies provided in Section 10.1.

(c)           For the purposes of this Retrocession Agreement, “Confidential Information” means all confidential information (irrespective of the form of such information) of any kind, including any analyses, compilations, data, studies, notes, translations, memoranda or other documents, concerning the Disclosing Party or any of its Affiliates obtained directly or indirectly from the Disclosing Party or any of its Affiliates, or Representatives in connection with the transactions contemplated by this Retrocession Agreement and the other Transaction Documents, including any information regarding the Subject Business and any portions of any of the Transaction Documents that are not public, except information (i) which at the time of the disclosure or thereafter is ascertainable or available to the public (other than as a result of a disclosure directly or indirectly by the Receiving Party or any of its Affiliates, or Representatives), (ii) is or

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becomes available to the Receiving Party on a non-confidential basis from a source other than the Disclosing Party or any of its Affiliates, or Representatives, provided that, to the knowledge of such Receiving Party, such source was not prohibited from disclosing such information to the Receiving Party by a legal, contractual or fiduciary obligation owed to another Person, (iii) the Receiving Party can establish is already in its possession or the possession of any of its Affiliates, or Representatives (other than information furnished by or on behalf of the Disclosing Party) or (iv) which is independently developed by the Receiving Party or its Affiliates without the use or benefit of any information that would otherwise be Confidential Information.

ARTICLE XII
ERRORS AND OMISSIONS

12.1                        Errors and Omissions.

Inadvertent delays, errors or omissions made in the course of performance of this Retrocession Agreement or any transaction hereunder shall not relieve either Party from any liability which would have attached had such delay, error or omission not occurred, provided that such error or omission is rectified promptly after discovery, and provided, further, that the Party making such error or omission or responsible for such delay shall be responsible for any additional liability which attaches as a result.  If (a) the failure of either Party to comply with any provision of this Retrocession Agreement is unintentional or the result of a misunderstanding or oversight and (b) such failure to comply is promptly rectified, both Parties shall be restored as closely as possible to the positions they would have occupied if no error or oversight had occurred.

ARTICLE XIII
MISCELLANEOUS PROVISIONS

13.1                        Notices.

Any notice, request, demand, waiver, consent, approval or other communication required or permitted to be given by any Party hereunder shall be in writing and shall be delivered personally, sent by facsimile transmission, sent by registered or certified mail, postage prepaid, or sent by a standard overnight courier of national reputation with written confirmation of delivery.  Any such notice shall be deemed given when so delivered personally, or if sent by facsimile transmission, on the date received (provided that any notice received after 5:00 p.m. (addressee’s local time) shall be deemed given at 9:00 a.m. (addressee’s local time) on the next Business Day), or if mailed, on the date shown on the receipt therefor, or if sent by overnight courier, on the date shown on the written confirmation of delivery.  Such notices shall be given to the following address:

To Reinsurer:

David Fields
President
Eaglestone Reinsurance Company
180 Maiden Lane
New York, NY  10038
Fax:  (877) 551-7214

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With a copy to:

Eric S. Kobrick
Deputy General Counsel and
Chief Reinsurance Legal Officer
American International Group, Inc.
180 Maiden Lane
New York, NY  10038
Fax:  (866) 371-7209

If to NICO:

National Indemnity Company
100 First Stamford Place
Stamford, CT  06902
Attention:  General Counsel
Fax:  203-363-5221

With a copy to:

National Indemnity Company
3024 Harney Street
Omaha, NE  68131
Attention:  Treasurer
Fax:  402-916-3030

Any Party may change its notice provisions on fifteen (15) calendar days’ advance notice in writing to the other Parties.

13.2                        Entire Agreement.

This Retrocession Agreement (including the exhibits hereto), the other Transaction Documents, and any other documents delivered pursuant hereto or thereto, constitute the entire agreement among the Parties and their respective Affiliates with respect to the subject matter hereof and supersede all prior negotiations, discussions, writings, agreements and understandings, oral and written, among the Parties with respect to the subject matter hereof and thereof.

13.3                        Waiver and Amendment.

This Retrocession Agreement may be amended, superseded, canceled, renewed, or extended, and the terms hereof may be waived, only by an instrument in writing signed by the Parties hereto, or, in the case of a waiver, by the Party waiving compliance, in each case that specifically refers to this Section 13.3.  No delay on the part of any Party in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other such right, power or privilege.  No waiver of any breach of this Retrocession Agreement shall be held to constitute a waiver of any other or subsequent breach.

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13.4                        Successors and Assigns.

No rights and obligations of a Party under this Retrocession Agreement shall be subject to assignment without the prior written consent of the other Party, and any attempted assignment without the prior written consent of the other Party shall be invalid ab initio.  The terms of this Retrocession Agreement shall be binding upon, inure to the benefit of and be enforceable by and against the successors and permitted assigns of the Parties.

13.5                        Headings.

The headings of this Retrocession Agreement are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

13.6                        Construction; Interpretation.

Reinsurer and NICO have participated jointly in the negotiation and drafting of this Retrocession Agreement.  In the event of an ambiguity or question of intent or interpretation arises, this Retrocession Agreement shall be construed as if drafted jointly by the Parties and no presumption or burden of proof shall arise favoring or disfavoring either Party by virtue of the authorship of any of the provisions of this Retrocession Agreement.  When a reference is made to an Article, Section or Exhibit, such reference shall be to an Article, Section or Exhibit of or to this Retrocession Agreement unless otherwise indicated.  Whenever the words “include,” “includes” or “including” are used in this Retrocession Agreement, they shall be deemed to be followed by the words “without limitation.”  The phrase “Retrocession Agreement,” means this Retrocession Agreement as amended or supplemented, together with all Exhibits attached hereto or incorporated by reference, and the words “hereof,” “herein,” “hereto,” “hereunder” and other words of similar import shall refer to this Retrocession Agreement in its entirety and not to any particular Article, Section or provision of this Retrocession Agreement.  Reference to any Applicable Law means such Applicable Law as amended, modified, codified, replaced or reenacted and then in effect, and all rules and regulations promulgated thereunder.  References to a Person are also to its successors and permitted assigns.

13.7                        Governing Law.

This Retrocession Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania without regard to such state’s principles of conflict of laws that could compel the application of the laws of another jurisdiction.

13.8                        No Third Party Beneficiaries.

Except with respect to the cut-through granted National Union as agent for Reinsureds in Article VI hereof, nothing in this Retrocession Agreement is intended or shall be construed to give any Person, other than the Parties, any legal or equitable right, remedy or claim under or in respect of this Retrocession Agreement or any provision contained herein.

13.9                        Counterparts.

This Retrocession Agreement may be executed by the Parties in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument binding upon all of the Parties notwithstanding the fact that all Parties are not signatory to the original or the same counterpart.  Each counterpart may consist of a number of copies hereof each signed by less than all, but together signed by all

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of the Parties.  Each counterpart may be delivered by facsimile transmission, which transmission shall be deemed delivery of an originally executed document.

13.10                 Severability.

Any term or provision of this Retrocession Agreement that is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Retrocession Agreement or affecting the validity or enforceability of any of the terms or provisions of this Retrocession Agreement in any other jurisdiction, so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any Party.  If any provision of this Retrocession Agreement is so broad as to be unenforceable, that provision shall be interpreted to be only so broad as is enforceable.  In the event of such invalidity or unenforceability of any term or provision of this Retrocession Agreement, the Parties shall use their commercially reasonable efforts to reform such terms or provisions to carry out the commercial intent of the Parties as reflected herein, while curing the circumstance giving rise to the invalidity or unenforceability of such term or provision.

13.11                 Incontestability.

Each Party hereby acknowledges that this Retrocession Agreement, and each and every provision hereof, is and shall be enforceable according to its terms.  Each Party hereby irrevocably waives any right to contest in any respect the validity or enforceability hereof.  This Retrocession Agreement shall not be subject to rescission, or to an award of damages, restitution, or reformation in lieu of rescission, on any basis whatsoever, including intentional fraud.  Nothing in this Section 13.11 relieves a Party of liability, whether for damages or for specific performance, for breach of this Retrocession Agreement.  Nothing herein shall be construed to prevent a claim for damages for intentional fraud in the inducement of this Retrocession Agreement or any of the Transaction Documents, or any of the transactions contemplated hereby or thereby, by either (a) NICO against Eaglestone and/or Reinsureds or by (b) Reinsureds and/or Eaglestone against NICO, provided, however, that (i) no such claim shall be brought against any individual but only against the entity or entities on whose behalf such individual acted, (ii) any such claim shall be brought in an arbitration pursuant to Article VIII hereof, and (iii) the measure of damages with respect to any such claim is the difference between the value as represented of the matter allegedly misrepresented and the value under the actual facts.

13.12                 Set-Off.

There are no common law or other non-contractual rights of set-off available to the Parties with respect to transactions under or relating to the Master Transaction Agreement, this LPT Retrocession Agreement, or any of the other Transaction Documents.  The sole and exclusive rights of set-off are those set forth in Section 9.12 of the Master Transaction Agreement.

13.13                 Currency.

All financial data required to be provided pursuant to the terms of this Retrocession Agreement shall be expressed in Dollars.  All payments and all settlements of account between the Parties shall likewise be in Dollars unless otherwise expressly agreed by the Parties in writing.  Currency translation, if any, shall take place as provided in the LPT Reinsurance Agreement.

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IN WITNESS WHEREOF, the Parties hereby execute this Retrocession Agreement as of the day and year first set forth above.

EAGLESTONE REINSURANCE COMPANY

By:
Name:
Title:

NATIONAL INDEMNITY COMPANY

By:
Name:
Title:

[Signature Page to Loss Portfolio Transfer Retrocession Agreement]

Exhibit E to the
Master Transaction Agreement

THIS PARENTAL GUARANTEE AGREEMENT, dated as of [    ], 2011 (this “Parental Guarantee Agreement”), is made by Berkshire Hathaway Inc., a Delaware corporation (“Berkshire”) in favor of Eaglestone Reinsurance Inc., a Pennsylvania property and casualty insurance company (“Eaglestone”) and National Union Fire Insurance Company of Pittsburgh, Pa., for itself and as agent for Reinsureds (“National Union”), and with respect to certain obligations of National Indemnity Company, a Nebraska property and casualty insurance company (“NICO”).

WITNESSETH:

WHEREAS, pursuant to a Master Transaction Agreement (as amended, modified, and supplemented and in effect from time to time, the “Master Transaction Agreement”), dated as of        , 2011 among the Reinsureds party thereto, Eaglestone, NICO and Chartis, Inc., Reinsureds and Eaglestone agreed to enter into a loss portfolio reinsurance transaction, pursuant to which Reinsureds will cede certain Subject Asbestos Liabilities and certain other liabilities to Eaglestone;

WHEREAS, pursuant to the Master Transaction Agreement, Eaglestone and NICO agreed to enter into a loss portfolio transfer retrocession transaction, pursuant to which Eaglestone will retrocede to the Grantor 100% of the Subject Asbestos Liabilities ceded to Eaglestone by Reinsureds;

WHEREAS, the cession by Reinsureds to Eaglestone has been effected by and pursuant to the terms and conditions of a Loss Portfolio Transfer Reinsurance Agreement among Reinsureds and Eaglestone, dated as of the date hereof and referenced in the Master Transaction Agreement as the “LPT Reinsurance Agreement”;

WHEREAS, the retrocession by Eaglestone to NICO has been effected by and pursuant to the terms and conditions of a Loss Portfolio Transfer Retrocession Agreement between Eaglestone and NICO, dated as of the date hereof and referenced in the Master Transaction Agreement as the “LPT Retrocession Agreement”;

WHEREAS, NICO is a wholly-owned subsidiary of Berkshire and Berkshire shall derive direct or indirect benefit from the transactions contemplated by the Master Transaction Agreement, the LPT Retrocession Agreement and the other Transaction Documents;

WHEREAS, in connection with entry into the LPT Retrocession Agreement, NICO and Eaglestone have agreed to enter into a Trust Agreement (the “Trust Agreement”), pursuant to which NICO shall create a trust to hold assets as security for the satisfaction of the obligations of NICO to Eaglestone, and in the event of the insolvency of Eaglestone, National Union, for itself and as agent for Reinsureds, under the Transaction Documents; and

WHEREAS, to induce the Reinsureds to enter into the transactions contemplated by the Master Transaction Agreement, the LPT Retrocession Agreement and the other Transaction Documents, Berkshire has executed and delivered this Parental Guarantee Agreement;

NOW, THEREFORE, in consideration of the foregoing, the covenants and agreements set forth herein, and other good and valuable consideration, the adequacy and receipt of which are hereby acknowledged, and intending to be legally bound hereby, Berkshire, Eaglestone and

National Union (each individually, a “Party” and collectively, the “Parties”) hereby agree as follows:

ARTICLE I
DEFINITIONS; CONSTRUCTION

Section 1.1  Definitions.  Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to such terms in the LPT Retrocession Agreement.  The following terms shall have the following meanings when used in this Parental Guarantee Agreement:

“Administrative Services Agreement” shall have the meaning set forth in the Master Transaction Agreement.

“Affiliate” shall have the meaning provided in the Master Transaction Agreement.

“Agent” means Eaglestone, in its capacity as agent for the benefit of Reinsureds, together with its successors and assigns.

“Applicable Interest Rate” shall have the meaning provided in the LPT Retrocession Agreement.

“Applicable Law” shall have the meaning provided in the Master Transaction Agreement.

“Beneficiary” means Eaglestone and National Union, provided that prior to the occurrence of a Cut-Through Event, National Union shall not be entitled to exercise its rights as a Beneficiary hereunder.

“Berkshire” has the meaning set forth in the Preamble and includes successors and permitted assigns.

“Closing” shall have the meaning set forth in the Master Transaction Agreement.

“Collateral”shall have the meaning provided in the Collateral Trust Agreement.

“Collateral Obligations” has the meaning set forth in Section 2.1(a).

“Collateral Triggering Event” shall have the meaning provided in the LPT Retrocession Agreement.

“Collateral Trust Agreement” shall have the meaning provided in the LPT Retrocession Agreement.

“Cut-Through Event” shall have the meaning set forth in the Trust Agreement.

“Designated Court” shall have the meaning set forth in the Master Transaction Agreement.

“Dispute” shall have the meaning set forth in the Master Transaction Agreement.

“Eaglestone” has the meaning set forth in the Preamble and includes successors and permitted assigns.

“Guaranteed Obligations” has the meaning set forth in Section 2.1(a).

“Insolvency Event” means, in respect of any Person, the occurrence or continuance of any of the following events, acts, occurrences or conditions, whether such event, act, occurrence

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or condition is voluntary or involuntary or results from the operation of law or pursuant to or as a result of compliance by that Person with any judgment, decree, order, rule or regulation of any court or administrative or governmental body:  (i) that Person shall commence a voluntary case concerning itself under any insolvency laws or otherwise commence any other proceeding under any bankruptcy, rehabilitation, liquidation, conservation, dissolution, reorganization, arrangement, adjustment of debt, relief of debtors, insolvency or similar law of any jurisdiction whether now or hereafter in effect relating to such Person (any of the foregoing, an “Insolvency Proceeding”); (ii) an involuntary Insolvency Proceeding is commenced against that Person and such Insolvency Proceeding is not controverted within ten (10) calendar days, or is not dismissed within thirty (30) calendar days, after commencement of the case; (iii) a receiver, rehabilitator, custodian or liquidator is appointed for, or takes charge of, all or substantially all of the property of that Person; (iv) any order for relief or other order approving any such case or proceeding is entered; (v) that Person is adjudicated insolvent or bankrupt; (vi) that Person suffers any appointment of any custodian or the like for it or any substantial part of its property, which appointment continues undischarged or unstayed for a period of thirty (30) calendar days; (vii) that Person makes a general assignment for the benefit of creditors; (viii) that Person shall fail to pay, or shall state that it is unable to pay, or shall be unable to pay, its debts generally as they become due; (ix) that Person shall call a meeting of its creditors with a view of arranging a composition or adjustment of its debts; (x) that Person shall by any act or failure to act consent to, approve of or acquiesce in any of the foregoing; or (xi) any corporate action is taken by such Person for the purpose of effecting any of the foregoing items (i)-(x).

“Interest” has the meaning set forth in Section 2.1(b).

“LPT Reinsurance Agreement” has the meaning set forth in the Recitals.

“LPT Retrocession Agreement” has the meaning set forth in the Recitals.

“Master Transaction Agreement” has the meaning set forth in the Recitals.

“National Union” has the meaning set forth in the Preamble.

“NICO” has the meaning set forth in the Preamble and includes successors and permitted assigns.

“Parental Guarantee” has the meaning set forth in Section 2.1(a).

“Parental Guarantee Agreement” has the meaning set forth in the Preamble.

“Party” or “Parties” has the meaning set forth in the Recitals.

“Person” shall have the meaning set forth in the Master Transaction Agreement.

“Proceeds” means “proceeds” as such term is defined in the UCC.

“Required Amount” shall have the meaning set forth in the Trust Agreement.

“Retro Limit” shall have the meaning set forth in the LPT Retrocession Agreement.

“Reinsureds” shall have the meaning set forth in the LPT Retrocession Agreement.

“Retrocession Credit Event” shall have the meaning provided in the LPT Retrocession Agreement.

“Special Event Trigger” shall have the meaning set forth in the Administrative Services Agreement.

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“Security Amount” shall have the meaning set forth in the Trust Agreement.

“Subject Asbestos Liabilities” shall have the meaning set forth in the LPT Retrocession Agreement.

“Subject Business” shall have the meaning set forth in the LPT Retrocession Agreement.

“Transaction Documents” shall have the meaning set forth in the LPT Reinsurance Agreement.

“Trigger Events” shall have the meaning set forth in Section 2.1(b).

“Trust Account” shall have the meaning set forth in the Trust Agreement.

“Trust Agreement” shall have the meaning set forth in the Recitals.

“Trustee” shall have the meaning set forth in the Trust Agreement.

“Ultimate Net Loss” shall have the meaning provided in the LPT Retrocession Agreement.

ARTICLE II
PARENTAL GUARANTEE

Section 2.1  Parental Guarantee.

(a)           Berkshire hereby unconditionally and irrevocably guarantees (the “Parental Guarantee”) NICO’s full and prompt payment and, in the case of the obligations set forth in (ii) and (iii) below (the “Collateral Obligations”), performance when due of NICO’s obligations for:  (i) the payment of all Ultimate Net Loss due and owing by NICO, pursuant to and in accordance with the applicable provisions of the LPT Retrocession Agreement, subject always to the Retro Limit; (ii) the transfer and assignment of assets into the Trust Account when required, including upon the occurrence of a Collateral Triggering Event or a Retrocession Credit Event, pursuant to and in accordance with the applicable provisions of the LPT Retrocession Agreement and the Trust Agreement; and (iii) the payment of any amounts due and payable to Reinsureds pursuant to Section 15.2(c) of the Administrative Services Agreement if the Administrative Services Agreement is terminated in accordance with Section 15.2(a)(iii) thereof upon the occurrence of a Special Event Trigger as the result of an Insolvency Event with respect to NICO (such obligations, collectively, the “Guaranteed Obligations”).

(b)           Except as set forth in Article III, Reinsureds shall be entitled to proceed against Berkshire, under this Parental Guarantee Agreement only following the occurrence of a Trigger Event.  If NICO, after any of the events listed under (i), (ii) or (iii) below (the “Trigger Events”) has occurred, has not timely paid (or, in the case of Collateral Obligations, performed) a Guaranteed Obligation within thirty (30) days after the due date of such Guaranteed Obligation, the Beneficiary may proceed directly and at once, upon written notice to NICO and Berkshire, against Berkshire to obtain payment (or, in the case of Collateral Obligations, performance) of the full amount or any portion of the Guaranteed Obligation that is then due and payable and has not been paid (or, in the case of Collateral Obligations, performed) by NICO, together with interest on any such payments at the Applicable Interest Rate accrued from the applicable due date until the date of such payment (“Interest”).  Following the occurrence of a Trigger Event, the Beneficiary shall be entitled to so proceed directly against Berkshire without first proceeding against or joining NICO or any other Person.  The Trigger Events are as follows:

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(i)            any dissolution, liquidation, conservation, rehabilitation, bankruptcy, statutory reorganization, receivership, compulsory composition or similar statutory or delinquency proceeding involving NICO;

(ii)           a final arbitration award, court order, decision or judgment with no appeal or stay pending (A) has been issued against NICO in favor of a Reinsured under the LPT Retrocession Agreement, the Trust Agreement or the Administrative Services Agreement and remains unpaid (or, in the case of Collateral Obligations, unperformed) by NICO, or (B) has been issued against a Reinsured with respect to a claim in respect of the Subject Asbestos Liabilities that NICO has acknowledged in writing its obligation to pay and such claim remains unpaid by NICO; or

(iii)          NICO has acknowledged in writing its obligation to pay (or, in the case of Collateral Obligations, perform) a Guaranteed Obligation and such Guaranteed Obligation remains due and unpaid (or, in the case of Collateral Obligations, unperformed) by NICO.

(c)           The Parental Guarantee is a guarantee of payment (or, in the case of Collateral Obligations, performance) and not of collection merely, and upon the occurrence of a Trigger Event and any failure of NICO to pay (or, in the case of Collateral Obligations, perform) a Guaranteed Obligation as set forth above any Beneficiary, may, at its option, proceed directly and at once, with written notice, against Berkshire to collect and recover the full amount of NICO’s liability to pay (or, in the case of Collateral Obligations, perform) such Guaranteed Obligation (or any portion thereof) then due and owing, together with any applicable Interest, and otherwise enforce the Collateral Obligations.  The Parental Guarantee is a continuing guaranty and the obligations of Berkshire hereunder are and shall be absolute under any and all circumstances, irrespective of, and Berkshire hereby waives, any defense it may have relating to:  (i) any lack of validity, regularity or enforceability of this Parental Guarantee Agreement, the LPT Retrocession Agreement, the Trust Agreement or the Administrative Services Agreement, (ii) any change in time or place of payment of or other term of the Guaranteed Obligation, or any other amendment or waiver of or consent to departure from this Parental Guarantee Agreement, the LPT Retrocession Agreement, the Trust Agreement or the Administrative Services Agreement, (iii) except with respect to whether a Trigger Event has occurred, any change, restructuring or termination of the corporate structure or existence of NICO, or any dissolution, liquidation, conservation, rehabilitation, bankruptcy, statutory reorganization, receivership, compulsory composition, or similar statutory or delinquency proceeding affecting NICO or any of its assets or any resulting release or discharge of any obligation of NICO under the LPT Retrocession Agreement, the Trust Agreement or the Administrative Services Agreement or (iv) in the case of a Trigger Event of the type described in Section 2.1(b)(ii) or Section 2.1(b)(iii), any defense, set-off or other circumstance which might otherwise constitute a defense available to Berkshire or, except as to set-offs, to NICO.  Notwithstanding anything contained herein to the contrary, nothing in this Parental Guarantee Agreement shall preclude Berkshire from asserting a valid claim or valid defense to the effect that the Guaranteed Obligation has been paid, discharged or satisfied in full in accordance with the terms of the LPT Retrocession Agreement, the Trust Agreement or the Administrative Services Agreement, as applicable.  Except as otherwise expressly set forth in this Parental Guarantee Agreement, Berkshire hereby expressly waives promptness, diligence, demand, notice of dishonor, non-payment, non-performance or other default with respect to the Guaranteed Obligations, or any requirements that any right or power be exhausted or any action taken

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against NICO.  To the extent that Berkshire shall have made any payments under this Parental Guarantee Agreement, any rights to subrogation which Berkshire may have as a result of any such payment shall be deferred, postponed and subordinated to the prior indefeasible payment in full of the Guaranteed Obligations.  If all or any part payment applied to the Guaranteed Obligation is or must be recovered, rescinded or returned to NICO, Berkshire or any other Person because of a dissolution, liquidation, conservation, rehabilitation, bankruptcy, statutory reorganization, receivership, compulsory composition, or similar proceeding affecting any Party, such Guaranteed Obligation shall be deemed to have continued in existence and this Parental Guarantee Agreement shall continue in effect as to such Guaranteed Obligation, all as though such payment had not been made.

(d)           Berkshire shall pay on demand all fees and out-of-pocket expenses (including reasonable attorneys’ fees and expenses) incurred by the Beneficiary in any way relating to the successful enforcement of the rights of the Beneficiary hereunder.  The Beneficiary shall pay on demand all fees and out-of-pocket expenses (including reasonable attorneys’ fees and expenses) incurred by Berkshire in any way relating to its defense of an unsuccessful action by the Beneficiary hereunder.  Notwithstanding anything to the contrary in this Section 2.1(d), the Beneficiary shall not be entitled to be reimbursed hereunder for the costs or out-of-pocket expenses incurred in connection with any notice or demand required under Section 2.1(b) to the extent that such demand is not disputed or objected to by Berkshire.

(e)           For the avoidance of doubt, but subject to Section 2.1(d), the payment (or, in the case of Collateral Obligations, performance) of a Guaranteed Obligation by Berkshire pursuant to this Parental Guarantee Agreement shall be deemed to satisfy NICO’s obligation to perform or pay such Guaranteed Obligation for any purpose, including under the LPT Retrocession Agreement, the Trust Agreement or the Administrative Services Agreement, as applicable.  None of Eaglestone or Reinsureds shall be entitled to obtain payment (or, in the case of Collateral Obligations, performance) of a Guaranteed Obligation from NICO under the LPT Retrocession Agreement, the Trust Agreement or the Administrative Services Agreement or withdraw funds from the Trust Account or any replacement or successor thereof or substitution therefor to satisfy a Guaranteed Obligation to the extent that such Guaranteed Obligation has theretofore been paid or performed in full by Berkshire under this Parental Guarantee Agreement. In furtherance of the foregoing, Eaglestone and Reinsureds hereby agree that any amounts paid by Berkshire under this Parental Guarantee Agreement shall be in satisfaction of any amounts due and payable (but unpaid) by NICO under the LPT Retrocession Agreement, the Trust Agreement or the Administrative Services Agreement, as applicable.

(f)            Berkshire waives any and all rights of subrogation to NICO’s rights with respect to the Trust Account and any claims it may have with respect thereto now or in the future and whether by reason of any payment made by it of a Guaranteed Obligation or otherwise.

ARTICLE III
REMEDIES; RIGHTS UPON DEFAULT, INSOLVENCY, ETC.

Section 3.1  Insolvency Event.  Upon the occurrence and continuance of an Insolvency Event of Berkshire, Beneficiary may proceed directly against Berkshire, independent of the existence or non-existence of a Trigger Event at such time.  For the avoidance of doubt, for purposes of this Section 3.1, the Guaranteed Obligations with respect to the Trust Account shall include the obligation to contribute to the Trust Account the amounts necessary to satisfy the payment

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and performance obligations under the Trust Agreement with respect to the Security Amount or the Required Amount applicable to the Trust Account in effect at the time of the Insolvency Event of Berkshire and thereafter.

ARTICLE IV
DISPUTE RESOLUTION; ARBITRATION

Section 4.1  Arbitration of Disputes Not Resolved by Negotiation.

All Disputes arising under or in any way related to this Parental Guarantee Agreement, specifically including without limitation disputes concerning alleged fraud in the inducement hereof or other wrongful pre-Closing conduct shall, to the extent not resolved by negotiation between the Parties, be resolved by arbitration in a consolidated arbitration involving all agreements and Parties relevant to the dispute.  Any Person that is a Party to any of the Transaction Documents shall have an absolute right to intervene in any such arbitration.

Section 4.2  Procedure for Arbitration and Mandatory Pre-Arbitration Negotiation.

(a)           The procedures for the arbitration and for the mandatory pre-arbitration negotiation are set forth in Article VIII of the Master Transaction Agreement, which is hereby incorporated herein.  Arbitration hereunder shall be conducted in Philadelphia, Pennsylvania.

(b)           In considering any relief to be awarded, the arbitrators (and the Designated Court, as appropriate) shall take into account the Parties’ view that the nature and uniqueness of the relationships created under the Transaction Documents as a whole render specific performance the remedy of choice where it is possible to implement that remedy.

Section 4.3  Permitted Judicial Proceedings.

The only permitted judicial proceedings relating to any Dispute are those set forth in, and are subject to the exclusive jurisdiction provisions of, Section 8.5 of the Master Transaction Agreement.  Each Party finally and irrevocably waives any right to trial by jury of any matter or issue in such a permitted judicial proceeding.

ARTICLE V
MISCELLANEOUS PROVISIONS

Section 5.1  Entire Agreement.  This Parental Guarantee Agreement, the LPT Retrocession Agreement and the Transaction Documents and any other documents delivered pursuant hereto or thereto, constitute the entire agreement among the Parties and their respective Affiliates with respect to the subject matter hereof and supersede all prior negotiations, discussions, writings, agreements and understandings, oral and written, among the Parties with respect to the subject matter hereof and thereof.

Section 5.2  Waiver and Amendment.  This Parental Guarantee Agreement may be amended, superseded, canceled, renewed or extended, and the terms hereof may be waived, only by an instrument in writing signed by the Parties hereto, or, in the case of a waiver, by the Party waiving compliance.  No delay on the part of any Party in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other such right, power or privilege.  No waiver of any breach of this Parental Guarantee Agreement shall be held to constitute a waiver of any other or subsequent breach.

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Section 5.3  Successors and Assigns.  The rights and obligations of the Parties under this Parental Guarantee Agreement shall not be subject to assignment without the prior written consent of the other Parties, and any attempted assignment without the prior written consent of the other Parties shall be invalid ab initio.  The terms of this Parental Guarantee Agreement shall be binding upon, inure to the benefit of and be enforceable by and against the successors and permitted assigns of the Parties.

Section 5.4  Construction; Interpretation.  The Parties have participated jointly in the negotiation and drafting of this Parental Guarantee Agreement. In the event of an ambiguity or question of intent or interpretation arises, this Parental Guarantee Agreement shall be construed as if drafted jointly by the Parties and no presumption or burden of proof shall arise favoring or disfavoring either Party by virtue of the authorship of any of the provisions of this Parental Guarantee Agreement.  When a reference is made to a Section such reference shall be to a Section of this Parental Guarantee Agreement unless otherwise indicated.  Whenever the words “include”, “includes” or “including” are used in this Parental Guarantee Agreement, they shall be deemed to be followed by the words “without limitation.”  The term “Parental Guarantee Agreement,” means this Parental Guarantee Agreement as amended or supplemented, and the words “hereof,” “herein,” “hereto,” “hereunder” and other words of similar import shall refer to this Parental Guarantee Agreement in its entirety and not to any particular Section or provision of this Parental Guarantee Agreement.  Reference to any Applicable Law means such Applicable Law as amended, modified, codified, replaced or reenacted, and all rules and regulations promulgated thereunder.  References to a Person are also to its successors and permitted assigns.

Section 5.5  Governing Law and Jurisdiction.  This Parental Guarantee Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania applicable to contracts entered into therein, without reference to principles of choice of law or conflicts of laws that would require the application of the law of another jurisdiction.

Section 5.6  No Third Party Beneficiaries.  Nothing in this Parental Guarantee Agreement is intended or shall be construed to give any Person, other than the Parties hereto, any legal or equitable right, remedy or claim under or in respect of this Parental Guarantee Agreement or any provision contained herein.

Section 5.7  Counterparts.  This Parental Guarantee Agreement may be executed by the Parties in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument binding upon all of the Parties notwithstanding the fact that all Parties are not signatory to the original or the same counterpart. Each counterpart may consist of a number of copies hereof each signed by less than all, but together signed by all of the Parties.  Each counterpart may be delivered by facsimile transmission, which transmission shall be deemed delivery of an originally executed document.

Section 5.8  Severability.  Any term or provision of this Parental Guarantee Agreement which is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Parental Guarantee Agreement or affecting the validity or enforceability of any of the terms or provisions of this Parental Guarantee Agreement in any other jurisdiction, so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any Party.  If any provision of this Parental

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Guarantee Agreement is so broad as to be unenforceable, that provision shall be interpreted to be only so broad as is enforceable.  In the event of such invalidity or unenforceability of any term or provision of this Parental Guarantee Agreement, the Parties shall use their commercially reasonable efforts to reform such terms or provisions to carry out the commercial intent of the Parties as reflected herein, while curing the circumstance giving rise to the invalidity or unenforceability of such term or provision.

Section 5.9 Specific Performance.  Each of the Parties acknowledges and agrees that the other Party would be irreparably damaged in the event that any of the provisions of this Parental Guarantee Agreement were not performed or complied with in accordance with their specific terms or were otherwise breached, violated or unfulfilled.  Accordingly, each of the Parties agrees that the other Party shall be entitled to an injunction or injunctions to prevent noncompliance with, or breaches or violations of, the provisions of this Parental Guarantee Agreement by the other Party and to enforce specifically this Parental Guarantee Agreement and the terms and provisions hereof in any action instituted in accordance with Section 5.5, in addition to any other remedy to which such Party may be entitled, at law or in equity.  In the event that any action is brought in equity to enforce the provisions of this Parental Guarantee Agreement, no Party will allege, and each Party hereby waives the defense or counterclaim, that there is an adequate remedy at law.  The Parties further agree that (i) by seeking the remedies provided for in this Section 5.9, a Party shall not in any respect waive its right to seek any other form of relief that may be available to a Party under this Parental Guarantee Agreement, including monetary damages in the event that this Parental Guarantee Agreement has been terminated or in the event that the remedies provided for in this Section 5.9 are not available or otherwise are not granted and (ii) nothing contained in this Section 5.9 shall require any Party to institute any action for (or limit any Party’s right to institute any action for) specific performance under this Section 5.9 before exercising any other remedies under this Parental Guarantee Agreement that may be available then or thereafter nor shall the commencement of any action pursuant to this Section 5.9 or anything contained in this Section 5.9 restrict or limit any Party’s right to pursue any other remedies under this Parental Guarantee Agreement that may be available then or thereafter.

Section 5.10  Incontestability.  Each Party hereby acknowledges that this Parental Guarantee Agreement, and each and every provision hereof, is and shall be enforceable according to its terms.  Each Party hereby irrevocably waives any right to contest in any respect the validity or enforceability hereof.  This Parental Guarantee Agreement shall not be subject to rescission, or to an award of damages, restitution, or reformation in lieu thereof, on any basis whatsoever, including intentional fraud.

Section 5.11  Notice.  Any notice, request, demand, waiver, consent, approval or other communication required or permitted to be given by any Party hereunder shall be in writing and shall be delivered personally, sent by facsimile transmission, sent by registered or certified mail, postage prepaid, or sent by a standard overnight courier of national reputation with written confirmation of delivery.  Any such notice shall be deemed given when so delivered personally, or if sent by facsimile transmission, on the date received (provided that any notice received after 5:00 p.m. (addressee’s local time) shall be deemed given at 9:00 a.m. (addressee’s local time) on the next Business Day), or if mailed, on the date shown on the receipt therefor, or if sent by overnight courier, on the date shown on the written confirmation of delivery.  Such notices shall be given to the following address:

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To Eaglestone:	David Fields
President
Eaglestone Reinsurance Company
180 Maiden Lane
New York, NY 10038
Fax: (877) 551-7214

With a copy to:	Eric S. Kobrick
Deputy General Counsel and
Chief Reinsurance Legal Officer
American International Group, Inc.
180 Maiden Lane
New York, NY 10038
Fax: (866) 371-7209

To National Union:	General Counsel
National Union Fire Insurance Company of Pittsburgh, Pa.
175 Water Street
New York, NY 10038
Fax: [ ]

With a copy to:	Eric S. Kobrick
Deputy General Counsel and
Chief Reinsurance Legal Officer
American International Group, Inc.
180 Maiden Lane
New York, NY 10038
Fax: (866) 371-7209

To Berkshire:	Berkshire Hathaway Inc.
3555 Farnam Street
Suite 1440
Omaha, NE 68131
Attention: Chief Financial Officer
Fax: (402) 346-3375

To NICO:	National Indemnity Company
100 First Stamford Place
Stamford, Connecticut 06902
Attention: General Counsel
Fax: (203) 363-5221

With a copy to:	National Indemnity Company
3024 Harney Street
Omaha, NE 68131
Attention: Treasurer
Fax: (402) 916-3030

Any of Eaglestone, Berkshire or NICO may change its notice provisions hereunder on fifteen (15) calendar days’ advance notice in writing to each of such other Persons.

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(The remainder of this page has been intentionally left blank.)

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IN WITNESS WHEREOF, the Parties hereby execute this Parental Guarantee Agreement as of the day and year first set forth above.

BERKSHIRE HATHAWAY INC.

By:
Name:
Title:

EAGLESTONE REINSURANCE INC.

By:
Name:
Title:

NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

By:
Name:
Title:

NATIONAL INDEMNITY COMPANY

By:
Name:
Title:

[Signature Page to Parental Guarantee Agreement]

Exhibit F to the
Master Transaction Agreement

CAPITAL MAINTENANCE AGREEMENT
BETWEEN
AMERICAN INTERNATIONAL GROUP, INC.
AND
EAGLESTONE REINSURANCE COMPANY

This Capital Maintenance Agreement (this “Agreement”), is made, entered into and effective as of [      , 2011], by and between American International Group Inc., a corporation organized under the laws of the State of Delaware (“AIG”), and Eaglestone Reinsurance Company, a corporation organized under the laws of the Commonwealth of Pennsylvania (the “Company”).

WITNESSETH:

WHEREAS, the Company is a property-casualty insurer subject to certain capital requirements of the insurance laws and regulations of Pennsylvania (the “Domiciliary State”); and

WHEREAS, the Company is an indirect wholly owned subsidiary of AIG; and

WHEREAS, AIG has an interest in maintaining and enhancing the Company’s financial condition, including in respect of the Company’s rights and obligations under that certain Loss Portfolio Transfer Retrocession Agreement, dated the date hereof, between the Company, as retrocedent, and National Indemnity Company (“NICO”), as retrocessionaire (the “LPT Retrocession Agreement”).

NOW, THEREFORE, in consideration of the mutual promises herein contained, the parties hereto agree as follows:

1.                                       In the event that the Company’s Total Adjusted Capital falls below 225% of the Company’s Authorized Control Level RBC, as shown in any of the Company’s annual filed statutory financial statements or quarterly reports provided pursuant to Paragraph 3 of this Agreement, subject to any adjustments or modifications thereto required, permitted and/or allowed by the Domiciliary State’s insurance department or the Company’s independent auditors, AIG shall, within sixty (60) days of written notice thereof from the Company or NICO pursuant to the terms of this Agreement, and in compliance with applicable law, provide to the Company cash, cash equivalents, securities or other instruments that qualify as admitted assets for purposes of calculating the Company’s Total Adjusted Capital, as a contribution and not as a loan, in an amount equal to the difference between the Company’s Total Adjusted Capital and 225% of the Company’s Authorized Control Level RBC.

2.                                       For the avoidance of doubt, the terms “Total Adjusted Capital” and “Authorized Control Level RBC” shall have the meanings ascribed thereto under the insurance laws and regulations of the Domiciliary State, or, with respect to “Total Adjusted Capital” and “Authorized Control Level RBC”, if not defined therein, shall have the meanings ascribed thereto in the risk-based capital (“RBC”) instructions promulgated by the National Association of Insurance Commissioners (“NAIC”).

3.                                       During the term of the LPT Retrocession Agreement, the Company shall furnish to NICO, (i) within forty-five (45) days after each of the first, second and third calendar quarter close, a report (a “TAC Quarterly Report”) certified by an officer of the Company setting forth, as of each such quarter-end: (a) the Company’s good faith best estimate of its Total Adjusted Capital; (b) the Company’s good faith best estimate of its Authorized Control Level; and (c) the ratio of the Company’s good faith best estimate of its Total Adjusted Capital to the Company’s good faith best estimate of its Authorized Control Level, and (ii) within sixty (60) days after each calendar year-end, a report (a “TAC Annual Report”) certified by an officer of the Company setting forth, as of such year-end: (a) the Company’s Total Adjusted Capital; (b) the Company’s Authorized Control Level; and (c) the ratio of the Company’s Total Adjusted Capital to the Company’s Authorized Control Level.  In the event any TAC Quarterly Report or any TAC Annual Report indicates that the Company’s Total Adjusted Capital is below 225% of the Company’s Authorized Control Level RBC, the Company shall include with such report a copy of the Company’s written notice to AIG of such event as contemplated by Paragraph 1 of this Agreement.  If such notice is not included where so required by this Paragraph, NICO shall be entitled to deliver such notice on behalf of the Company.  In the event that NICO does not receive a TAC Quarterly Report or TAC Annual Report from the Company within the time period set forth in this Paragraph, NICO may deliver notice to the Company advising of same and the Company shall be obligated to provide the report to NICO promptly, but in no event later than fifteen (15) days after receipt of the notice from NICO.

4.                                       At the time that any contribution is due under Paragraph 1, AIG agrees that it will either (a) make such contribution to the Company’s direct parent and cause such direct parent to then contribute such funds, securities or instruments so contributed by AIG to the Company, or (b) make such contribution directly to the Company without receiving any capital stock or other ownership interest in exchange therefor, subject in either case to any required regulatory approvals.    All contributions contemplated under this Agreement shall be approved and made, as applicable, in compliance with applicable law, including, without

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limitation, any prior notice requirements specified under applicable rules and regulations of the Domiciliary State.

5.                                       Subject to the requirements of applicable law and the approval, to the extent required, by any or all of the Company’s senior management, relevant management committees, board of directors, and of any insurance regulator, the Company hereby acknowledges that, in a manner consistent with past practice and any other reasonable requirements of AIG, it will comply with all financial and budgetary planning, risk mitigation, derisking or pricing, corporate governance, investment, informational and procedural requirements set forth by AIG, provided, however, that the Company’s failure to comply with the requirements of this Paragraph shall not affect AIG’s obligations under this Agreement.

6.                                       AIG hereby waives any failure or delay on the part of the Company in asserting or enforcing any of its rights or in making any claims or demands hereunder.

7.                                       In its capacity as retrocessionaire of the Company under the LPT Retrocession Agreement, and only in such capacity, NICO shall, prior to the termination of this Agreement, have the right to demand that the Company enforce the Company’s rights under Paragraph 1  of this Agreement, and, if the Company fails or refuses to take timely action to enforce such rights, NICO may proceed directly against AIG to enforce the Company’s rights under Paragraph 1 of this Agreement; provided, however, that NICO may not take any action authorized under this Paragraph unless and until (a) NICO has given AIG written notice of its intent to enforce the terms of this Agreement as provided in this Paragraph, which notice shall specify in reasonable detail the nature of and basis for NICO’s complaint and (b) AIG has failed to comply with this Agreement within thirty (30) days after such notice is given; and, provided further, upon termination of the LPT Retrocession Agreement, the rights of NICO under this Agreement shall terminate effective as of the date of such termination. For the avoidance of doubt, NICO shall have no rights under this Agreement other than as expressly provided herein.

8.                                       Absent the prior written consent of NICO, this Agreement may not be terminated until such time that the LPT Retrocession Agreement is terminated.  Following the termination of the LPT Retrocession Agreement, this Agreement may be terminated by AIG on thirty (30) days prior written notice to the Company or at any time as mutually agreed by AIG and the Company.

9.                                       This Agreement is not, and nothing herein contained and nothing done pursuant hereto by AIG shall constitute or be construed or deemed to constitute, an evidence of indebtedness or an obligation or liability of AIG as guarantor, endorser, surety or otherwise in respect of any obligation, indebtedness or liability, of any kind whatsoever, of the Company.  This Agreement does not

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provide, and is not intended to be construed or deemed to provide, NICO with recourse to or against any of the assets of AIG, provided, however, that nothing in this Paragraph shall limit NICO’s rights as they are set forth in this Agreement.

10.                                 Any notice, instruction, request, consent, demand or other communication required or contemplated by this Agreement shall be in writing, shall be given or made or communicated by United States first class mail, addressed as follows:

If to AIG:

American International Group, Inc.
180 Maiden Lane
New York, New York  10038
Attention:  Treasurer

with a copy (which shall not constitute notice) to:

American International Group, Inc.
80 Pine Street
New York, New York  10038
Attention:  Secretary

If to the Company:

Eaglestone Reinsurance Company
175 Water Street
New York, New York  10038
Attention:  Treasurer

with a copy (which shall not constitute notice) to:

Eaglestone Reinsurance Company
175 Water Street
Attention:  Secretary

11.                                 Other than as expressly provided herein, this Agreement does not provide, and is not intended to be construed or deemed to provide, any rights to any third party.

12.                                 The covenants, representations, warranties and agreements herein set forth shall be mutually binding upon and inure to the mutual benefit of AIG and its successors and the Company and its successors.

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13.                                 This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania, without giving effect to the principles of conflict of laws.

14.                                 If any provision of this Agreement shall be declared null, void or unenforceable in whole or in part by any court, arbitrator or governmental agency, said provision shall survive to the extent it is not so declared and all the other provisions of this Agreement shall remain in full force and effect unless, in each case, such declaration shall serve to deprive any of the parties hereto of the fundamental benefits of or rights under this Agreement.

15.                                 This Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and supersedes all prior and contemporaneous agreements, understandings, negotiations and discussion, whether oral or written, of the parties.  Until such time that the LPT Retrocession Agreement is terminated, this Agreement may not be amended without written agreement or instrument signed by the parties hereto and NICO.  Following the termination of the LPT Retrocession Agreement, this Agreement may be amended at any time by written agreement or instrument signed by the parties hereto.

16.                                 This Agreement may be signed by the parties in one or more counterparts which together shall constitute one and the same agreement among the parties.

[signature page follows]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

AMERICAN INTERNATIONAL GROUP, INC.

By:
Name:
Title:

By:
Name:
Title:

EAGLESTONE REINSURANCE COMPANY

By:
Name:
Title:

By:
Name:
Title:

Capital Maintenance Agreement Signature Page

Exhibit H to the
Master Transaction Agreement

TRANSITION SERVICES AGREEMENT

by and between

AMERICAN HOME ASSURANCE COMPANY

CHARTIS CASUALTY COMPANY
(f/k/a American International South Insurance Company)

CHARTIS PROPERTY CASUALTY COMPANY
(f/k/a AIG Casualty Company)

COMMERCE AND INDUSTRY INSURANCE COMPANY

GRANITE STATE INSURANCE COMPANY

ILLINOIS NATIONAL INSURANCE CO.

NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

NEW HAMPSHIRE INSURANCE COMPANY

THE INSURANCE COMPANY OF THE STATE OF PENNSYLVANIA

CHARTIS SELECT INSURANCE COMPANY
(f/k/a AIG Excess Liability Insurance Company Ltd.)

CHARTIS SPECIALTY INSURANCE COMPANY
(f/k/a American International Specialty Lines Insurance Company)

LANDMARK INSURANCE COMPANY

LEXINGTON INSURANCE COMPANY

AIU INSURANCE COMPANY

AMERICAN INTERNATIONAL REINSURANCE COMPANY, LTD.

and

AMERICAN HOME ASSURANCE COMPANY

NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

NEW HAMPSHIRE INSURANCE COMPANY

CHARTIS OVERSEAS LIMITED

acting as members of the Chartis Overseas
Association as respects business written or
assumed by or from affiliated companies of
Chartis Inc.

 (collectively, “Reinsureds”)

and

NATIONAL INDEMNITY COMPANY
(“NICO”)

Dated as of [            ] 2011

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ii

LIST OF SCHEDULES

Schedule 2.1	Scheduled Services
Schedule 3.1	Fees
Schedule 5.1	Migration Plan
Schedule 6.1(a)	Direct Transition Services Managers
Schedule 6.1(b)	Reinsurance Transition Services Manager
Schedule 6.2	Senior Officers

iii

TRANSITION SERVICES AGREEMENT

THIS TRANSITION SERVICES AGREEMENT (hereinafter referred to as this “Transition Services Agreement”), dated as of            , 2011, is made and entered into by and between Reinsureds, as defined in the Master Transaction Agreement, and National Indemnity Company, a Nebraska property and casualty insurance company (with its successors and permitted assigns, “NICO”), NICO and the Reinsureds each being a “Party” and collectively the “Parties.”

WITNESSETH:

WHEREAS, pursuant to a Master Transaction Agreement (as amended, modified, and supplemented and in effect from time to time, the “Master Transaction Agreement”), dated as of        , 2011 among the Parties, and Eaglestone Reinsurance Company, a Pennsylvania property and casualty insurance company and an Affiliate of Reinsureds (with its successors and permitted assigns, “Eaglestone”), Reinsureds and Eaglestone agreed to enter into a loss portfolio reinsurance transaction, pursuant to which Reinsureds will cede, and Eaglestone will assume and reinsure, certain Subject Asbestos Liabilities and certain other liabilities to Eaglestone; and

WHEREAS, pursuant to the Master Transaction Agreement, Eaglestone and NICO agreed to enter into a loss portfolio transfer retrocession transaction, pursuant to which Eaglestone will retrocede to NICO, and NICO will assume and reinsure, 100% of the Subject Asbestos Liabilities ceded to Eaglestone by Reinsureds; and

WHEREAS, the cession by Reinsureds to Eaglestone has been effected by and pursuant to the terms and conditions of an Amended and Restated Loss Portfolio Transfer Reinsurance Agreement among Reinsureds and Eaglestone, dated as of the date hereof and referenced in the Master Transaction Agreement as the “LPT Reinsurance Agreement”; and

WHEREAS, the retrocession by Eaglestone to NICO has been effected by and pursuant to the terms and conditions of a Loss Portfolio Transfer Retrocession Agreement between Eaglestone and NICO, dated as of the date hereof and referenced in the Master Transaction Agreement as the “LPT Retrocession Agreement”; and

WHEREAS, the Parties hereto have also entered into that certain “Administrative Services Agreement” whereby NICO shall perform certain administrative functions on behalf of Reinsureds from and after the date hereof with respect to the Subject Asbestos Liabilities, and the Parties have agreed to enter into this Transition Services Agreement as a condition of Eaglestone and NICO’s entering into the LPT Retrocession Agreement, and

WHEREAS, in order for NICO to be able to perform its obligations under the Administrative Services Agreement, certain administrative functions need to be transitioned and certain knowledge about the Subject Asbestos Liabilities needs to be transferred to NICO, and the Parties have agreed to enter into this Transition Services Agreement as a condition of entering into the Administrative Services Agreement; and

NOW, THEREFORE, for and in consideration of these premises and the promises and the mutual agreements hereinafter set forth and set forth in the Master Transaction Agreement, the LPT Reinsurance Agreement, the LPT Retrocession Agreement and the Administrative Services Agreement, the Parties agree as follows:

ARTICLE I
DEFINITIONS

Section 1.1                                   Definitions

All capitalized terms not otherwise defined in this Transition Services Agreement shall have the meaning given them under the Master Transaction Agreement or the Administrative Services Agreement, as applicable. The following terms have the respective meanings set forth below throughout this Transition Services Agreement:

“Additional Services” has the meaning set forth in Section 2.1(c).

“Administrative Services Agreement” has the meaning set forth in the Recitals.

“Change Request” has the meaning set forth in Section 2.7(a).

“Change Request Charges” has the meaning set forth in Section 2.7(b).

“Confidential Information” has the meaning set forth in the Administrative Services Agreement.

“Direct Transition Services Manager” has the meaning set forth in Section 6.1.

“Eaglestone” has the meaning set forth in the Recitals.

“Evaluation Report” has the meaning set forth in Section 2.7(b).

“Extended Term” has the meaning set forth in Section 8.1.

“Force Majeure Event” has the meaning set forth in Section 11.1.

“Guest User” means any Party that is given access (in such capacity) to the other Party’s computer system(s), software, datasets and databases.

“Hourly Rates” has the meaning set forth in the Administrative Services Agreement.

“Indemnified Damages” has the meaning set forth in Section 9.1.

“Initial Term” has the meaning set forth in Section 8.1.

“LPT Reinsurance Agreement” has the meaning set forth in the Recitals.

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“LPT Retrocession Agreement” has the meaning set forth in the Recitals.

“Master Transaction Agreement” has the meaning set forth in the Recitals.

“Migration Plan” has the meaning set forth in Section 5.1.

“Migration Services” has the meaning set forth in Section 2.1(b).

“NICO” has the meaning set forth in the Preamble.

“Party” has the meaning set forth in the Preamble.

“Pass-Through Expenses” has the meaning set forth in Section 3.1(a)(ii).

“Reinsurance Transition Services Manager” has the meaning set forth in Section 6.1.

“Required Data” has the meaning set forth in Section 2.1(b).

“Scheduled Services” has the meaning set forth in Section 2.1(a).

“Senior Officers” has the meaning set forth in Section 6.2.

“Term” has the meaning set forth in Section 8.1.

“Third Party Consent” has the meaning set forth in Section 7.2.

“Transaction Documents” shall have the meaning provided in the LPT Retrocession Agreement.

“Transition Services” has the meaning set forth in Section 2.1(a).

“Transition Services Agreement” has the meaning set forth in the Preamble.

“Transition Services Manager” has the meaning set forth in Section 6.1.

“Transition Services Providers” has the meaning set forth in Section 2.1(a).

“TSA Monthly Invoice” has the meaning set forth in Section 3.2(a).

“Work Product” has the meaning set forth in Section 7.1.

ARTICLE II
SERVICES

Section 2.1                                                                          Services

(a)                                  Subject to the terms and conditions set forth herein, Reinsureds shall cause to be provided through themselves, their Affiliates, their respective employees, agents or contractors

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or any Subcontractors (collectively, including Reinsureds, “Transition Services Providers”), to NICO and its Affiliates those services as set forth on Schedule 2.1 hereto (the “Scheduled Services,” and collectively, including the Migration Services and any Additional Services (each as defined below), the “Transition Services”).  The corresponding fees for the Scheduled Services shall be set forth in Schedule 2.1.

(b)                                 Without limiting Section 2.1(a), Reinsureds shall make knowledgeable personnel available to consult and advise NICO, its Affiliates and its and their contractors regarding the location, form, format and content of all data, databases and information that NICO and its Affiliates may reasonably require to transition administration of the Subject Asbestos Liabilities for which NICO is responsible under the Administrative Services Agreement from Reinsureds’ systems, processes and procedures employed in the administration of the Subject Asbestos Liabilities prior to the Closing Date to systems, processes and procedures used by NICO and cause to be performed such other acts requested by NICO as are reasonably necessary or desirable to accomplish the objectives set forth in the Migration Plan (all of the foregoing, collectively, the “Migration Services”).  For the avoidance of doubt, “Migration Services” shall include those services reasonably necessary to deliver to NICO, for its use on its own systems, all customer data related to the Subject Asbestos Liabilities and any additions and modifications made thereto in the course of performing or receiving the Transition Services (the “Required Data”); provided that Reinsureds shall bear the costs of any modification to their own systems made to enable extraction of Required Data.

(c)                                  At any time during the Term, NICO may provide a written request to the applicable Reinsureds’ Transition Services Manager that Reinsureds cause to be provided to NICO and/or its Affiliates services that were not set forth in Schedule 2.1 but are reasonably related to enabling NICO’s performance of its obligations under the Administrative Services Agreement (each, an “Additional Service”).  To the extent that NICO has offered commercially reasonable terms, Reinsureds agree to provide or cause to be provided such Additional Services substantially on such terms and such other fair and reasonable terms as are negotiated in good faith by the Parties; provided, that the fees payable by NICO for any Additional Services shall be set at the Transition Services Provider’s Hourly Rates.  All such Additional Services shall be deemed to be Transition Services hereunder, and Schedules 2.1 and 3.1 shall be deemed amended to include such Additional Services and any fees payable in relation thereto.

(d)                                 Notwithstanding any other provision hereof, Reinsureds shall not under any circumstances be required to provide NICO with direct access to Reinsureds’ systems, whether by electronic interface or otherwise, so that, without limitation, NICO shall never be a Guest User on Reinsureds’ systems.

Section 2.2                  Discontinuation or Reduction of Services.

(a)                                  NICO may, for any reason or no reason, (i) discontinue receiving any Transition Services Provided hereunder or (ii) materially reduce the amount or volume of a Transition Service, in each case (or, if applicable, for each material reduction) by giving Reinsureds at least thirty (30) days’ prior written notice (unless the Parties mutually agree in writing on a period of notice shorter than thirty (30) days), which notice shall specify the date as of which such Transition

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Service shall be discontinued or materially reduced and, in the case of a material reduction, shall specify the amount or volume of the reduction of the Transition Service.

(b)                                 NICO shall use commercially reasonable efforts to assume responsibility for all claims handling with respect to the Subject Asbestos Liabilities (excluding any payment and funding obligations) in accordance with the Administrative Services Agreement within ninety (90) days of the Closing Date and no later than 120 days following the Closing Date unless the Parties mutually agree to a longer period of time or unless Reinsureds have failed in a material respect to provide the Transition Services.  Notwithstanding any provision in Section 2.2(a), (i) NICO’s Direct Transition Services Manager shall provide ten (10) days’ prior written notice of the date on which NICO and its Affiliates are ready to assume the obligations under the Administrative Services Agreement related to direct insurance for the Subject Asbestos Liabilities (but excluding any payment and funding obligations) and (ii) NICO’s Reinsurance Transition Services Manager shall provide ten (10) days’ prior written notice of the date on which NICO and its Affiliates are ready to assume the obligations under the Administrative Services Agreement related to reinsurance for the Subject Asbestos Liabilities (but excluding any payment and funding obligations).  In each case, upon the date specified in the applicable notice, the Scheduled Services (and any other Transition Services identified in the notice) related to claims handling (other than with respect to payment and funding of claims) shall terminate.

(c)                                  NICO shall use commercially reasonable efforts to assume responsibility for all payment and funding obligations with respect to the Subject Asbestos Liabilities in accordance with the Administrative Services Agreement within one (1) year of the Closing Date and no later than the end of the Term unless the Parties mutually agree to a longer period of time or unless Reinsureds have failed in a material respect to provide the Transition Services.  Notwithstanding any provision in Section 2.2(a), (i) NICO’s Direct Transition Services Manager shall provide ten (10) days’ prior written notice of the date on which NICO and its Affiliates are ready to assume the obligations under the Administrative Services Agreement related to payment and funding obligations with respect to direct insurance for the Subject Asbestos Liabilities and (ii) NICO’s Reinsurance Transition Services Manager shall provide ten (10) days’ prior written notice of the date on which NICO and its Affiliates are ready to assume the obligations under the Administrative Services Agreement related to the payment and funding obligations with respect to reinsurance for the Subject Asbestos Liabilities.  In each case, upon the date specified in the applicable notice, the Scheduled Services (and any other Transition Services identified in the applicable notice) related to claims handling shall terminate.

(d)                                 Upon discontinuation of a Transition Service in accordance with this Section 2.2, Schedule 2.1 shall be deemed amended to delete such Transition Service as of such date, and, subject to Section 8.4, this Transition Services Agreement shall be of no further force and effect for such Transition Service, except as to obligations arising out of the Parties’ performance hereunder through the date of discontinuation of such services.

(e)                                  The measure of damages for any delay caused by a failure of Reinsureds to provide Transition Services in accordance with the terms of this Transition Services Agreement (including Section 2.3) shall be the increased out-of-pocket costs (including personnel and overhead costs, but excluding lost profits or consequential damages) to NICO, if any, occasioned by the

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failure.  NICO and its Affiliates shall not be relieved of their obligations under the Administrative Services Agreement by reason of such failure except to the extent that such failure renders NICO’s performance commercially impracticable, and then only to the extent caused by such failure and only until such time as the commercial impracticability has been cured.

Section 2.3                  Standard of Performance.

(a)                                  With respect to the Scheduled Services, Reinsureds shall perform, and shall cause the Transition Services Providers to perform, the Transition Services provided for hereunder in substantially the same manner, and with the same level of care and controls, as they previously performed such services for themselves, and at substantially the same standards of performance consistent with their practices for providing such services in effect during the twelve (12) months immediately preceding Inception, but in no event in less than a professional, competent and workmanlike manner.

(b)                                 With respect to all Transition Services other than Scheduled Services, Reinsureds shall cause the Transition Services Providers to perform the Transition Services provided for hereunder on behalf of Reinsureds in a professional and competent manner and (i) in good faith, at a quality consistent with such quality as such Reinsureds reasonably would expect to receive if they were the recipient of such Transition Services, and at substantially the same standards of performance consistent with their practices for providing such services in effect during the twelve (12) months immediately preceding Inception, but in no event in less than a professional, competent and workmanlike manner.  Without limiting the generality of the foregoing, Reinsureds shall cause the Transition Services Providers to provide such Transition Services (x) in accordance with the terms of this Transition Services Agreement, (y) in compliance with Applicable Law, and (z) subject to the foregoing clauses (x) — (y), to the extent applicable, in the same manner as Reinsureds conduct their own businesses not subject to this Transition Services Agreement.

Section 2.4                  Cooperation and Access.

(a)                                  Subject to Section 2.1(d), Reinsureds shall provide and shall cause its Affiliates and Transition Services Providers (as applicable) to provide, NICO and its Affiliates with commercially reasonable and supervised access to information, personnel, equipment, facilities, office and storage space as well as Internet access (but not access to Reinsureds’ systems) during their regular office hours to the extent reasonably necessary to provide or receive the relevant Transition Services without disruption to the business operations of Reinsureds, their Affiliates and the Transition Services Providers.  NICO shall give Reinsureds and its Affiliates and Transition Services Providers (as applicable) reasonable prior written notice of the need for such access and shall comply with any written instructions or written policies provided by Reinsureds or their Affiliates or Service Providers in connection with the use of or access to any of such Party’s information, personnel, equipment, facilities, office and storage space and Internet access.  Without limiting the foregoing, each Party hereto shall cooperate fully with the other in all reasonable respects in order to accomplish the objectives of this Transition Services Agreement including making available to each other, at NICO’s expense, their respective officers and employees for

6

interviews and meetings with Governmental Authorities and furnishing any additional assistance, information and documents as may be reasonably requested by a Party from time to time.

(b)                                 Reinsureds shall provide or cause to be provided periodic metric reports to NICO in connection with the provision of the Transition Services, including such reports as were routinely prepared in connection with the Subject Asbestos Liabilities during the twelve (12) months immediately preceding Inception.

Section 2.5                  Independent Contractor.  For all purposes hereof, each Transition Services Provider shall at all times act as an independent contractor and the Transition Services Providers and Reinsureds’ Affiliates, on the one hand, and NICO and its Affiliates, on the other hand, shall not be deemed an agent, lawyer, employee, representative, joint venturer or fiduciary of one another pursuant to this Transition Services Agreement, nor shall this Transition Services Agreement or the Transition Services or any activity or any transaction contemplated hereby be deemed to create any partnership or joint venture between the Parties or among their Affiliates or, in the Reinsureds’ case, its Transition Services Providers.  This Section 2.5 shall not be construed to describe or affect relationships created by the Administrative Services Agreement.

Section 2.6                  Documentation.  To the extent permitted by Applicable Law, (a) Reinsureds shall provide to NICO copies of all service operating manuals and other relevant and existing materials in Reinsureds’ or any Transition Services Provider’s possession reasonably required to use the Transition Services, together with copies of any supplements or updates to such manuals and materials, and (b) NICO and its Affiliates shall be entitled to make copies of the materials provided pursuant to this Section 2.6 in order to administer the Subject Asbestos Liabilities in accordance with the Administrative Services Agreement.

Section 2.7                  Change Requests.

(a)                                  Subject to this Section 2.7, NICO may propose any change to the Transition Services by written notice to Reinsureds specifying the proposed change in reasonable detail (“Change Request”).

(b)                                 The relevant Transition Services Provider shall provide NICO with a reasonably detailed outline specification in writing (an “Evaluation Report”) describing the nature of the change, an assessment of any impact of the change on the Transition Services and the fees therefor, an estimate of the time required to implement the change, and a comprehensive list of the charges for the implementation of the Change Request (“Change Request Charges”) within ten (10) Business Days of receiving the Change Request (unless otherwise mutually agreed by the Parties).  NICO shall compensate the relevant Transition Services Provider at Hourly Rates for the preparation of the Evaluation Report.

(c)                                  NICO shall notify the relevant Transition Services Provider within ten (10) Business Days (unless otherwise mutually agreed by the Parties) of the date on which NICO received the Evaluation Report whether or not NICO wishes to proceed with the Change Request.

(d)                                 Thereafter, the Parties shall, and the Reinsureds shall cause the Transition Services Providers to, negotiate in good faith in relation to Change Requests, and shall not unreasonably

7

withhold any consent or cause any delay in relation to them.  If the Parties agree upon a Change Request and the corresponding Evaluation Report, or if the Parties agree on a variation thereof memorialized in writing, this Transition Services Agreement and the Schedules hereto shall be deemed amended to include the terms and conditions of such agreed-upon Change Request and Evaluation Report or other writing.  If the Parties cannot agree upon a Change Request or a Service Provider’s Evaluation Report (including any Change Request Charges) or a variation thereof, each of the Parties may refer the matter to be resolved in accordance with Section 6.2.

(e)                                  The relevant Transition Services Provider shall invoice NICO for the Change Request Charges resulting from the implementation of any changes to the Transition Services that arise out of any agreed Change Request and NICO shall remit payment in accordance with Article III hereof.

ARTICLE III
FEES and PAYMENT

Section 3.1                  Fees.

(a)                                  In consideration for Reinsureds causing the Transition Services to be provided, and for any and all rights granted or obligations undertaken hereunder, NICO shall pay to Reinsureds, and reimburse Reinsureds for, each of the following:

(i)                                     the amounts set forth on Schedule 2.1 or calculated in accordance with the mechanisms set forth on Schedule 3.1, as may be revised from time to time pursuant hereto;

(ii)                                  any and all out-of-pocket expenses incurred by the Transition Services Providers arising from travel (other than first-class (or equivalent) travel) pre-approved by NICO in connection with providing the Migration Services (collectively, the “Pass-Through Expenses”);

(iii)                               any and all Change Request Charges mutually agreed by the Parties pursuant to Section 2.7; and

(iv)                              any sales, use, excise, services, consumption and other Taxes or duties that are assessed on the purchase, license and/or supply of Transition Services.

(b)                                 In the event a Reinsureds Service is discontinued pursuant to Section 2.2 or the Term expires during a calendar month, NICO shall only pay a pro-rated portion of the relevant fee for such days of the calendar month when such Transition Service was provided.

Section 3.2                  Payment.

(a)                                  Within fifteen (15) calendar days following the end of any month during which Transition Services Providers provide Transition Services, Reinsureds shall issue or cause to be

8

issued an invoice (“TSA Monthly Invoice”), which shall set forth the amounts payable hereunder by or on behalf of NICO for all applicable Transition Services and any Pass-Through Expenses.

(b)                                 Payment of all amounts in each TSA Monthly Invoice by NICO shall be due and payable within forty-five (45) days of receipt by NICO of such TSA Monthly Invoice.  NICO shall remit such payments by wire transfer of immediately available funds to an account identified for the purpose by written notice to NICO.

Section 3.3                  Disputes.  In the event that NICO chooses to dispute a specific item of any invoice provided hereunder, NICO shall deliver to Reinsureds written notice of such specific items that are disputed in good faith and describing in reasonable detail the basis for any such dispute within the time otherwise required for payment of such specific items, and shall timely make payment pursuant to Section 3.2(b), other than payment for such disputed items.  Any such dispute shall be referred to the Transition Services Managers in accordance with Section 6.2.

Section 3.4                  Audit and Inspection Rights.

As and when so requested by NICO for purposes of verifying TSA Monthly Invoices submitted to NICO Reinsureds shall make available to NICO such documentation as it may reasonably request to support such invoices.

ARTICLE IV
RECORDS

During the Term and for two years thereafter or as required by Applicable Law, Reinsureds shall each maintain, and shall cause Transition Services Providers to maintain, true and correct records of all receipts, invoices, reports and other documents relating to the services rendered and activities performed hereunder in accordance with Applicable Law and its standard accounting and record management practices and procedures, consistently applied, which practices and procedures are employed by Reinsureds or such Transition Services Providers (as applicable) in their provision or receipt of services for themselves and their Affiliates.

ARTICLE V
MIGRATION PLAN

Section 5.1                  Migration.  The Parties shall reasonably agree upon a mutually agreed migration plan (the “Migration Plan”) as soon as practicable following the Closing Date and attach it hereto as Schedule 5.1.  For the avoidance of doubt, the Migration Plan is subject to Section 2.1(d) hereof.  If no final Migration Plan has been agreed to by the Parties by the 90th day following the Closing Date, any disputes regarding the Migration Plan shall be resolved pursuant to Section 6.2.  If, within thirty (30) days following an agreement upon the Migration Plan, or the adoption of the Migration Plan resolved in accordance with Section 6.2, any Party becomes aware of a material element of separation or migration that was inadvertently omitted from the Migration Plan, then NICO or Reinsureds, as applicable, shall provide written notice thereof to the other Party’s applicable Transition Services Manager.  Within a reasonable period of time after receipt of such notice, the applicable Transition Services Managers shall determine whether

9

to amend the Migration Plan or otherwise resolve any disputes in accordance with Section 6.2.  The applicable Transition Services Managers may, upon mutual agreement, modify or amend the Migration Plan, as necessary, to complete the separation and migration anticipated by the Migration Plan.  The Parties shall take all necessary actions to implement the Migration Plan in accordance with its terms.  Unless otherwise agreed to in advance in writing by the Parties, as between the Parties, NICO shall be solely responsible for creating the infrastructure of NICO, its Affiliates, or any third party retained by NICO and Reinsureds shall be solely responsible for creating any infrastructure, including systems interfaces, of Reinsureds, its Affiliates or any third party retained by Reinsureds.

ARTICLE VI
TRANSITION SERVICES MANAGERS AND DISPUTE RESOLUTION

Section 6.1                  Transition Services Manager.  Reinsureds and NICO hereby each appoint (a) the employee identified on Schedule 6.1(a) hereto as its respective transition services manager with all Transition Services related to direct insurance for the Subject Asbestos Liabilities (each a “Direct Transition Services Manager”) and (b) the employee identified on Schedule 6.1(b) hereto as its respective transition services manager with all Transition Services  related to reinsurance for the Subject Asbestos Liabilities (each a “Reinsurance Transition Services Manager”, and each of the Direct Transition  Services Managers and the Reinsurance Transition Services Managers is a “Transition Services Manager”) to, among other things, resolve disputes pursuant to Section 6.2, decide the terms and conditions of Additional Services pursuant to  Section 2.1(c) and Change Requests pursuant to Section 2.7, and oversee day-to-day management of the Transition Services and activities contemplated by this Transition Services Agreement, including implementation of the Migration Plan.  On reasonable prior written notice to the other, Reinsureds and NICO shall each have the right to replace either of its respective Transition Services Managers with an employee or officer with comparable knowledge, expertise and decision-making authority.

Section 6.2                  Dispute Resolution.  Except as otherwise expressly set forth in this Transition Services Agreement, any Dispute arising out of or relating to this Transition Services Agreement shall be submitted for resolution to the applicable Transition Services Managers.  In the event such Transition Services Managers fail to resolve a Dispute pursuant to this Section 6.2 within a reasonable time of receiving notice of such Dispute from a Party, then each Party shall designate a Senior Officer (such officers, the “Senior Officers”) and such Senior Officers shall attempt in good faith to conclusively resolve any such Dispute.  On reasonable prior written notice to the other, Reinsureds and NICO shall each have the right to replace its respective Senior Officer with an officer with comparable rank, knowledge, expertise and decision-making authority.  If the Senior Officers cannot resolve such Dispute within a reasonable period of time, the Parties shall resolve the Dispute in accordance with Section 6.3.  Except as otherwise expressly set forth in this Transition Services Agreement, the procedures set forth in this Section 6.2 must be satisfied as a condition precedent to a Party commencing any arbitration in connection with any Dispute arising hereunder.  A Party’s failure to comply with the preceding sentence shall constitute cause for the dismissal without prejudice of any such arbitration or other legal proceeding.

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Section 6.3                  Arbitration of Disputes Not Resolved by Negotiation.  All Disputes arising under or in any way related to this Transition Services Agreement, specifically including disputes concerning alleged fraud in the inducement hereof or other wrongful pre-Closing conduct shall, to the extent not resolved by negotiation between the Parties, be resolved by arbitration in a consolidated arbitration involving all agreements and Parties relevant to the dispute.  Any Person that is a Party to any of the Transaction Documents shall have an absolute right to intervene in any such arbitration.

Section 6.4                  Procedure for Arbitration and Mandatory Pre-Arbitration Negotiation.

(a)                                  The procedures for the arbitration and for the mandatory pre-arbitration negotiation are set forth in Article VIII of the Master Transaction Agreement, which is hereby incorporated herein.  Arbitration hereunder shall be conducted in Philadelphia, Pennsylvania.

(b)                                 In considering any relief to be awarded, the arbitrators (and the Designated Court, as appropriate) shall take into account the Parties’ view that the nature and uniqueness of the relationships created under the Transaction Documents as a whole render specific performance the remedy of choice where it is possible to implement that remedy.

Section 6.5                          Permitted Judicial Proceedings.  The only permitted judicial proceedings relating to any Dispute are those set forth in, and are subject to the exclusive jurisdiction provisions of, Section 8.5 of the Master Transaction Agreement.  Each Party finally and irrevocably waives any right to trial by jury of any matter or issue in such a permitted judicial proceeding.

ARTICLE VII
INTELLECTUAL PROPERTY

Section 7.1                  Ownership of Work Product.  Unless otherwise agreed to by the Parties in writing, each Party shall retain all right, title and interest in all materials, products, reports, computer programs (source or object code), documentation, deliverables and inventions developed or prepared by such Party pursuant to this Transition Services Agreement (the “Work Product”).  All such Work Product shall be Confidential Information and treated as such under the Administrative Services Agreement.

Section 7.2                  Consents .  To the extent necessary to provide the Transition Services, Reinsureds shall, at Reinsureds’ expense, (a) use reasonable best efforts to obtain any waivers, permits, consents or sublicenses required under the terms of any third party agreements governing intellectual property, confidential information, or the provision of services necessary to provide the Transition Services, or for NICO or its Affiliates to receive and enjoy the full benefit of the Transition Services  and to use any deliverables provided in connection therewith (“Third Party Consents”), and (b) provide NICO and its Affiliates with equivalent substitute services or deliverables in the event such waivers, permits, consents, or sublicenses are not obtained.  NICO shall reasonably assist Reinsureds, at Reinsureds’ reasonable request and at Reinsureds’ expense, in Reinsureds’ efforts to obtain any Third Party Consents.  Reinsureds shall provide NICO with copies of any purchase orders, proofs of payment and vendor invoices concerning such Third Party Consents in reasonably sufficient detail to verify the terms of such Third Party Consents.

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ARTICLE VIII
TERM AND TERMINATION

Section 8.1                  Term.  The term of this Transition Services Agreement shall commence on the Closing Date and end after a term (the “Initial Term”) of thirteen (13) months; provided, that (i) no less than sixty (60) days prior to the end of the Initial Term, NICO may require by written notice an extension of the Initial Term for one additional three (3) month period (the “Extended Term”); and provided, further that if all the Transition Services to be provided hereunder have been discontinued pursuant to Section 2.2 prior to the end of the Term, then the Term shall terminate as of the date all Transition Services provided hereunder are discontinued.  Notwithstanding the foregoing, no less than thirty (30) days prior to the end of the Initial Term or any Extended Term, NICO may require by written notice an extension of the Term for an additional period of up to six (6) months in the event that the Transition Services are not completed because of the fault of Reinsureds or any Transition Service Provider.  Collectively, the Initial Term and the First Extended Term and any further extension thereof are referred to herein as the “Term.”

Section 8.2                  Termination Due to Termination of the Administrative Services Agreement.  This Transition Services Agreement shall terminate with immediate effect upon termination of the Administrative Services Agreement.

Section 8.3                  Termination of Services.  In the event that NICO elects to terminate less than all Transition Services, Reinsureds shall continue to be obligated to provide or cause to be provided the remaining Transition Services  for the remainder of the Term consistent with the terms and conditions of this Transition Services Agreement.

Section 8.4                  Survival.  ARTICLES III, IV, VI, VIII, IX, XI and Sections 7.1 and 10.1 shall survive termination of this Transition Services Agreement.

ARTICLE IX
INDEMNITY

Section 9.1                  Indemnity.  Reinsureds shall, at their Own Expense, indemnify and hold harmless NICO and any of its directors, officers, employees, agents or Affiliates (and the directors, officers, employees and agents of such Affiliates) and representatives thereof at any time and from time to time, from any and all losses, liabilities, costs, claims, demands, compensatory, extra contractual and/or punitive damages, fines, penalties and expenses payable to third parties (together with NICO’s associated reasonable attorneys’ fees and expenses, “Indemnified Damages”), to the extent but only to the extent that such Indemnified Damages are caused by Reinsureds’ provision of, or failure to provide, the Transition Services.  For the avoidance of doubt, such indemnity does not apply to matters encompassed by Ultimate Net Loss on the Subject Asbestos Liabilities.

Section 9.2                  Procedures.  Section 18.7 of the Administrative Services Agreement is hereby incorporated by reference.

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ARTICLE X
CONFIDENTIALITY; PRIVACY REQUIREMENTS

Section 10.1           Confidentiality and Privacy

Article 16 of the Administrative Services Agreement is hereby incorporated by reference.

Section 10.2           Disaster Recovery.

(a)                                  During the Term, Reinsureds, NICO, and Transition Services Providers shall maintain such backup, business continuation and disaster recovery plans as they maintained in the 12 months prior to the Term insofar as such plans affect the Transition Services and/or the data and/or information being transferred hereunder.

(b)                                 In the event of a business interruption, Reinsureds, each Transition Service Provider and/or NICO shall promptly implement its respective disaster recovery plans, as appropriate.

ARTICLE XI
FORCE MAJEURE

Section 11.1           Force Majeure Event.

Except for any failure of either Party to comply with the provisions of its then-existing disaster recovery plans, neither Party shall have any liability or responsibility, and shall be excused from performance for, any interruption, delay, impairment or other failure to fulfill any obligation under this Transition Services  Agreement to the extent and so long as the fulfillment of such obligation is interrupted, delayed, impaired, prevented or frustrated as a result of or by natural disaster, hurricane, earthquake, floods, fire, catastrophic weather conditions, diseases or other elements of nature or acts of God, acts of war (declared or undeclared), insurrection, riot, civil disturbance or disorders, rebellion, sabotage, government regulations or directives, embargoes, terrorist acts, or explosions, strikes, failure of or damage to public utility (“Force Majeure Event”); provided that such Party uses best efforts promptly to overcome or mitigate the cause of such delay or failure to perform, including the implementation of such Party’s then-existing disaster recovery plan.  Any Party so delayed in its performance shall immediately notify the other thereof by telephone and confirm promptly thereafter in writing, describing in reasonable detail the circumstances causing such delay, and shall resume the performance of its obligations as promptly as reasonably practicable after the Force Majeure Event has ceased to exist.

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ARTICLE XII
MISCELLANEOUS

Section 12.1           Notices.

Any notice, request, demand, waiver, consent, approval or other communication required or permitted to be given by any Party hereunder shall be in writing and shall be delivered personally, sent by facsimile transmission, sent by registered or certified mail, postage prepaid, or sent by a standard overnight courier of national reputation with written confirmation of delivery.  Any such notice shall be deemed given when so delivered personally, or if sent by facsimile transmission, on the date received (provided that any notice received after 5:00 p.m. (addressee’s local time) shall be deemed given at 9:00 a.m. (addressee’s local time) on the next Business Day), or if mailed, on the date shown on the receipt therefor, or if sent by overnight courier, on the date shown on the written confirmation of delivery.  Such notices shall be given to the following address:

To Reinsureds:

David Fields
Chief Underwriting Officer and
Chief Reinsurance Officer
Chartis Inc.
180 Maiden Lane
New York, NY  10038
Fax:  (877) 551-7214

- and -

Sean Leonard
Senior Vice President &
    Chief Financial Officer
Chartis U.S.
180 Maiden Lane
New York, NY  10038
Fax:  (877) 484-1961

With a copy to:

Eric S. Kobrick
Deputy General Counsel and
Chief Reinsurance Legal Officer
American International Group, Inc.
180 Maiden Lane
New York, NY  10038
Fax:  (866) 371-7209

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To NICO:

National Indemnity Company
100 First Stamford Place
Stamford, CT  06902
Attention: General Counsel
Fax:  (203) 363-5221

With a copy to:

National Indemnity Company
3024 Harney Street
Omaha, NE  68131
Attention:  Treasurer
Fax:  (402) 916-3030

Any Party may change its notice provisions on fifteen (15) calendar days’ advance notice in writing to the other Parties.

Section 12.2           Entire Agreement.

This Transition  Services Agreement (including the exhibits and schedules hereto), the Master Transaction Agreement, the LPT Reinsurance Agreement, the LPT Retrocession Agreement, the Administrative Services Agreement and the other Ancillary Agreements and any other documents delivered pursuant hereto and thereto, constitute the entire agreement among the Parties and their respective Affiliates with respect to the subject matter hereof and supersede all prior negotiations, discussions, writings, agreements and understandings, oral and written, among the Parties with respect to the subject matter hereof and thereof.

Section 12.3           Waiver and Amendment.

This Transition Services Agreement may be amended, superseded, canceled, renewed or extended, and the terms hereof may be waived, only by an instrument in writing signed by the Parties, or, in the case of a waiver, by the Party waiving compliance.  No delay on the part of any Party in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other such right, power or privilege.  No waiver of any breach of this Transition Services Agreement shall be held to constitute a waiver of any other or subsequent breach.

Section 12.4           Successors and Assigns.

The rights and obligations of the Parties under this Transition Services Agreement are personal to the Parties and no Party shall be relieved of any liability or responsibility hereunder by any assignment.  They shall not be subject to assignment without the prior written consent of the other Parties in their sole discretion, and any attempted assignment without the prior written consent of the other Parties shall be invalid ab initio.  The terms of this Transition Services

15

Agreement shall be binding upon and inure to the benefit of and be enforceable by and against the successors and permitted assigns of the Parties.

Section 12.5           Headings.

The headings of this Transition Services Agreement are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

Section 12.6           Construction; Interpretation.

Reinsureds and NICO have participated jointly in the negotiation and drafting of this Transition Services Agreement.  In the event of an ambiguity or question of intent or interpretation arises, this Transition Services Agreement shall be construed as if drafted jointly by the Parties and no presumption or burden of proof shall arise favoring or disfavoring either Party by virtue of the authorship of any of the provisions of this Transition Services Agreement.  When a reference is made to an Article, Section, Schedule or Exhibit such reference shall be to an Article, Section, Schedule or Exhibit of or to this Transition Services Agreement unless otherwise indicated.  Whenever the words “include,” “includes” or “including” are used in this Transition Services Agreement, they shall be deemed to be followed by the words “without limitation.”  The word “Agreement,” means this Transition Services Agreement as amended or supplemented, together with all Exhibits and Schedules attached hereto or incorporated by reference, and the words “hereof,” “herein,” “hereto,” “hereunder” and other words of similar import shall refer to this Transition Services Agreement in its entirety and not to any particular Article, Section or provision of this Transition Services Agreement.  The references to “$” shall be to United States dollars.  Reference to any Applicable Law means such Applicable Law as amended, modified, codified, replaced or reenacted, and all rules and regulations promulgated thereunder. References to a Person are also to its successors and permitted assigns.

Section 12.7           Governing Law and Jurisdiction.

This Transition Services Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania without regard to such state’s principles of conflict of laws that could compel the application of the laws of another jurisdiction.

Section 12.8           No Third Party Beneficiaries.

Nothing in this Transition Services Agreement is intended or shall be construed to give any Person, other than the Parties, any legal or equitable right, remedy or claim under or in respect of this Transition Services Agreement or any provision contained herein.

Section 12.9           Counterparts.

This Transition Services Agreement may be executed by the Parties in separate counterparts; each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument binding upon all of the Parties notwithstanding the fact that all Parties are not signatories to the original or the same counterpart.  Each counterpart may consist of a number of copies hereof each signed by less than all, but

16

together signed by all of the Parties. Each counterpart may be delivered by facsimile transmission, which transmission shall be deemed delivery of an originally executed document.

Section 12.10                                                   Severability.

Any term or provision of this Transition Services Agreement which is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Transition Services Agreement or affecting the validity or enforceability of any of the terms or provisions of this Transition Services Agreement in any other jurisdiction, so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any Party.  If any provision of this Transition Services Agreement is so broad as to be unenforceable, that provision shall be interpreted to be only so broad as is enforceable.  In the event of such invalidity or unenforceability of any term or provision of this Transition Services Agreement, such term or provision shall be reformed and the Parties shall use their commercially reasonable efforts to reform such terms or provisions to carry out the commercial intent of the Parties as reflected herein, while curing the circumstance giving rise to the invalidity or unenforceability of such term or provision.

Section 12.11                                                   Incontestability.

In consideration of the mutual covenants and agreements contained herein, each Party does hereby agree that this Transition Services Agreement, and each and every provision hereof, is and shall be enforceable by and between them according to its terms, and each Party does hereby agree that it shall not contest in any respect the validity or enforceability hereof.

Section 12.12                                                   Set-Off.

There are no common law or other non-contractual rights of set-off available to the Parties with respect to transactions under or relating to this Transition Services Agreement.  The sole and exclusive rights of set-off are those set forth in Section 9.12 of the Master Transaction Agreement.

Section 12.13                                                   Currency.

All financial data required to be provided pursuant to the terms of this Transition Services Agreement shall be expressed in United States dollars.  All payments and all settlements of account between the Parties shall be in United States currency unless otherwise expressly agreed by the Parties in writing.

(The remainder of this page has been intentionally left blank.)

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IN WITNESS WHEREOF, This Transition Services Agreement has been duly executed by a duly authorized officer of each Party hereto as of the date first above written.

AMERICAN HOME ASSURANCE COMPANY

By:
Name:
Title:

CHARTIS CASUALTY COMPANY
(f/k/a American International South Insurance Company)

By:
Name:
Title:

CHARTIS PROPERTY CASUALTY COMPANY
(f/k/a AIG Casualty Company)

By:
Name:
Title:

COMMERCE AND INDUSTRY INSURANCE COMPANY

By:
Name:
Title:

GRANITE STATE INSURANCE COMPANY

By:
Name:
Title:

ILLINOIS NATIONAL INSURANCE COMPANY

By:
Name:
Title:

NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

By:
Name:
Title:

NEW HAMPSHIRE INSURANCE COMPANY

By:
Name:
Title:

THE INSURANCE COMPANY OF THE STATE OF PENNSYLVANIA

By:
Name:
Title:

CHARTIS SELECT INSURANCE COMPANY
(f/k/a AIG Excess Liability Insurance Company Ltd.)

By:
Name:
Title:

CHARTIS SPECIALTY INSURANCE COMPANY
(f/k/a American International Specialty Lines Insurance Company)

By:
Name:
Title:

LANDMARK INSURANCE COMPANY

By:
Name:
Title:

LEXINGTON INSURANCE COMPANY

By:
Name:
Title:

AIU INSURANCE COMPANY

By:
Name:
Title:

AMERICAN INTERNATIONAL REINSURANCE COMPANY, LTD.

By:
Name:
Title:

AMERICAN HOME ASSURANCE COMPANY
(acting as a member of the Chartis Overseas Association as respects business written or assumed by or from affiliated companies of Chartis Inc.)

By:
Name:
Title:

NATIONAL UNION FIRE INSURANCE
COMPANY OF PITTSBURGH, PA.
(acting as a member of the Chartis Overseas Association as respects business written or assumed by or from affiliated companies of Chartis Inc.)

By:
Name:
Title:

NEW HAMPSHIRE INSURANCE COMPANY
(acting as a member of the Chartis Overseas Association as respects business written or assumed by or from affiliated companies of Chartis Inc.)

By:
Name:
Title:

CHARTIS OVERSEAS LIMITED
(acting as a member of the Chartis Overseas Association as respects business written or assumed by or from affiliated companies of Chartis Inc.)

By:
Name:
Title:

NATIONAL INDEMNITY COMPANY

By:
	Name:	Brian Snover
	Title:	Vice Preside

SCHEDULE 2.3

Reconciliation Statement Calculations

	Initial Reconciliation (Estimated)	Preliminary Reconciliation (Estimated)	Final Reconciliation

(i) Retrocession Premium, plus	$1,647,000,000

(ii) simple interest on the Retrocession Premium at the Applicable Interest Rate from and including Inception to but excluding the Closing Date, less

(iii) Ultimate Net Loss with respect to Coverage A that was Actually Paid in the period between Inception and the Closing Date,

Losses with respect to Subject Asbestos Liabilities, plus

Allocated Loss Adjustment Expenses with respect to Subject Asbestos Liabilities, plus

Extra-Contractual Obligations with respect to Subject Asbestos Liabilities, less

Included Reinsurance Recoverables, but only to the extent Actually Paid, less

Other Recoverables recoverable by Reinsureds with respect to Subject Asbestos Liabilities, but only to the extent Actually Paid.

Ultimate Net Loss: less

(iv) ceding commission.	$784,052 per month or pro rata portion thereof for the period from and including Inception to but excluding the Closing Date

Payment ((i) plus (ii) less (iii) less (iv)):

2.3-1

SCHEDULE 3.1(b)

Certain Transactions Since Inception

Such items as are mutually identified by the Parties from time to time.

3.1(b)

SCHEDULE 3.1(c)

Information Provided

Such items as are mutually identified by the Parties from time to time.

3.1(c)-1

SCHEDULE 3.1(c)-1

Certain Individuals

Bill Goldsmith

William Jacobi

Mindy Kipness

Eric Kobrick

Bettina Kortland

Doug McCabe

Mark Mondello

Jay Morrow

Irwin Nirenberg

Marco Spadacenta

James Sutterby

John Veracoechea

3.1(c)-1-1